As filed with the Securities and Exchange Commission on August 15, 2001

                                                             File No. 333-64582




                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14


                                                                   ---
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /
                                                                   ---

 ___                                                                        ___
/___/ Pre-Effective Amendment No. ___        Post-Effective Amendment No. /_1_/

                        (Check appropriate box or boxes)


_______________________________________________________________________________

Exact Name of Registrant
as Specified in Charter:                        Area Code and Telephone Number:

Pioneer Bond Fund                                      (617) 742-7825

--------------------------------------------------------------------------------

Address of Principal Executive Offices:  (Number, Street, City, State, ZIP Code)

60 State Street, Boston, Massachusetts 02109

--------------------------------------------------------------------------------

Name and Address of Agent for Service:

Joseph P. Barri, Hale and Dorr LLP
60 State Street, Boston, Massachusetts 02109
(Number and Street) (City) (State)   (ZIP Code)

--------------------------------------------------------------------------------
It is proposed that this Post-Effective Amendment will become effective automatically on August 15, 2001.
--------------------------------------------------------------------------------
Title of Securities Being Registered:

Shares of Beneficial Interest (without par value) (no filing fee is due because of reliance on Section 24(f) under the Investment Company Act of 1940)

________________________________________________________________________________

                       PIONEER LIMITED MATURITY BOND FUND
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                                 1-800-622-3265

                       NOTICE OF MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 18, 2001

     This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF PIONEER LIMITED MATURITY BOND FUND:

     A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, September 18, 2001, at 2:00 p.m., Boston time, to consider the following:

     1. A proposal to approve an Agreement and Plan of Reorganization between your fund and Pioneer Bond Fund. Under this Agreement your fund would transfer all of its assets to Bond Fund in exchange for shares of Bond Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Bond Fund would also assume your fund's liabilities. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

     2. Any other business that may properly come before the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD.

     Shareholders of record as of the close of business on July 20, 2001 are entitled to vote at the meeting and any related follow-up meetings.

                                             By Order of the Board of Trustees,

                                             Joseph P. Barri, Secretary

Boston, Massachusetts
August 3, 2001

                              -------------------

                                                                   10321-00-0801

                               PROXY STATEMENT OF

                       PIONEER LIMITED MATURITY BOND FUND

                                   PROSPECTUS

                    FOR CLASS A, CLASS B AND CLASS Y SHARES
                              OF PIONEER BOND FUND

     This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into Pioneer Bond Fund. Please read it carefully and retain it for future reference.

HOW THE REORGANIZATION WILL WORK:

      -- Your fund will transfer all of its assets to Bond Fund. Bond Fund will assume your fund's liabilities.

      -- Bond Fund will issue Class A shares to your fund with an aggregate value equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Bond Fund will issue Class B and Class Y shares to your fund that will be distributed to your fund's Class B and Class Y shareholders in proportion to their respective holdings on the reorganization date.

      -- The reorganization will not result in income, gain or loss for federal income tax purposes.

      -- Your fund will be terminated and you will end up as a shareholder of Bond Fund.

WHY YOUR FUND'S TRUSTEES RECOMMEND THE REORGANIZATION:

     The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies would enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend you vote FOR the reorganization.

                             INVESTMENT OBJECTIVES


------------------------------------------------------------------------------------------------------------
                LIMITED MATURITY BOND                                          BOND
------------------------------------------------------------------------------------------------------------
   A high level of current income consistent with a       To provide current income from an investment grade
   relatively high level of principal stability.          portfolio with due regard to preservation of
                                                          capital and prudent investment risk. Bond Fund
                                                          also seeks a relatively stable level of dividends;
                                                          however, the level of dividends will be maintained
                                                          only if consistent with preserving the investment
                                                          grade quality of the fund's portfolio.
                                                          The following is a non-fundamental policy of the
                                                          fund: Bond Fund may invest up to 20% of its total
                                                          assets in debt securities rated below investment
                                                          grade or, if unrated, of equivalent quality as
                                                          determined by Pioneer.
------------------------------------------------------------------------------------------------------------

                         MORE INFORMATION IS AVAILABLE


------------------------------------------------------------------------------------------------------------
                        WHAT                                                   WHERE
------------------------------------------------------------------------------------------------------------
   Bond Fund's annual and more recent semiannual
   report to shareholders. These reports are
   incorporated by reference into this proxy
   statement and prospectus.
   Your fund's annual report and more recent
   semiannual report to shareholders.
   Most recent prospectuses of your fund and Bond         All of the documents listed are on file with the
   Fund (dated April 2, 2001 and September 29, 2000,      Securities and Exchange Commission (SEC) and
   respectively, as supplemented).                        available at no charge by calling 1-800-622-3265.
   Statement of additional information dated August
   3, 2001. It contains additional information about
   your fund and Bond Fund. This statement of
   additional information is incorporated by
   reference into this proxy statement and
   prospectus.
------------------------------------------------------------------------------------------------------------
   To ask questions about this proxy statement and        Call our toll-free telephone number:
   prospectus:                                            1-800-622-3265.
------------------------------------------------------------------------------------------------------------

     AN INVESTMENT IN BOND FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED BOND FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

       THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS AUGUST 3, 2001.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Introduction................................................      3
Summary of Proxy Statement/Prospectus.......................      4
Risk/Return Summary.........................................      7
Capitalization..............................................     15
Boards' Evaluation and Recommendation.......................     16
Voting Rights and Required Vote.............................     16
Additional Information About the Funds......................     16
Information Concerning the Meeting..........................     33
Ownership of Shares of the Funds............................    34]
Experts.....................................................     35
Available Information.......................................     35
Exhibit A: Agreement and Plan of Reorganization.............     36
Exhibit B: Excerpts from Your Fund's and Bond Fund's most
  recent Annual and Semiannual Reports......................     46

                                  INTRODUCTION


     This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, September 18, 2001, at 2:00 p.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Pioneer Bond Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about August 3, 2001.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record on July 20, 2001 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                     SUMMARY OF PROXY STATEMENT/PROSPECTUS

     The following is a summary of more complete information appearing later in this proxy statement. You should carefully read the entire proxy statement and exhibits because they contain details that are not in the summary.


                      BUSINESS AND INVESTMENTS COMPARISON

-------------------------------------------------------------------------------------------------------------------
                                          LIMITED MATURITY BOND                              BOND
-------------------------------------------------------------------------------------------------------------------
 NET ASSETS AS OF JUNE 30,       $37,888,752                               $144,612,068
 2001:
-------------------------------------------------------------------------------------------------------------------
 INVESTMENT OBJECTIVE:           A high level of current income            To provide current income from an
                                 consistent with a relatively high level   investment grade portfolio with due
                                 of principal stability.                   regard to preservation of capital and
                                                                           prudent investment risk. Bond Fund also
                                                                           seeks a relatively stable level of
                                                                           dividends; however, the level of
                                                                           dividends will be maintained only if
                                                                           consistent with preserving the
                                                                           investment grade quality of the fund's
                                                                           portfolio.
                                                                           The following is a non-fundamental
                                                                           policy of the fund: Bond Fund may invest
                                                                           up to 20% of its total assets in debt
                                                                           securities rated below investment grade
                                                                           or, if unrated, of equivalent quality as
                                                                           determined by Pioneer.
-------------------------------------------------------------------------------------------------------------------
 PRIMARY INVESTMENTS:            At least 90% of your fund's assets are    Normally, Bond Fund invests at least 80%
                                 U.S. government securities or debt        of its total assets in:
                                 securities that are rated investment      debt securities issued or guaranteed by
                                 grade at the time of purchase or cash     the U.S. government or its agencies and
                                 and cash equivalents. Your fund invests   instrumentalities,
                                 primarily in:                             debt securities, including convertible
                                 debt securities issued or guaranteed by   debt securities, or corporate and other
                                 the U.S. government or its agencies and   issuers rated at least investment grade
                                 instrumentalities,                        at the time of investment, and
                                 mortgage-backed and asset-backed          comparably rated commercial paper and
                                 securities and short-term money market    cash and cash equivalents, certificates
                                 instruments.                              of deposit, repurchase agreements
                                                                           maturing in one week or less and
                                                                           bankers' acceptances.
-------------------------------------------------------------------------------------------------------------------
 INVESTMENT IN BELOW INVESTMENT  Your fund may invest up to 10% of its     Bond Fund may invest up to 20% of its
 GRADE SECURITIES:               assets in debt securities rated below     total assets in debt securities rated
                                 investment grade or, if unrated, of       below investment grade or, if unrated,
                                 equivalent quality as determined by       of equivalent quality as determined by
                                 Pioneer.                                  Pioneer.
-------------------------------------------------------------------------------------------------------------------
 PAYMENT AND RESET TERMS:        Each fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
-------------------------------------------------------------------------------------------------------------------
 MATURITY:                       The average life of your fund's           Bond Fund may invest in securities with
                                 portfolio will be in the 1 to 5 year      a broad range of maturities and
                                 range. The average life of any single     maintains an average portfolio maturity
                                 issue will be no greater than 10 years.   which varies upon Pioneer's judgment.
-------------------------------------------------------------------------------------------------------------------
 OTHER INVESTMENTS:              Your fund may invest in securities of     Bond Fund may invest in securities of
                                 Canadian issuers to the same extent as    Canadian issuers to the same extent as
                                 securities of U.S. issuers. Your fund     securities of U.S. issuers. Bond Fund
                                 may invest without limit in debt          may invest up to 15% of its total assets
                                 securities of non-U.S. issuers when       (at the time of purchase) in equity and
                                 Pioneer believes that it is in the        debt securities of non-U.S. corporate
                                 fund's best interest. Under normal        issuers and in debt securities of
                                 circumstances, no more than 25% of the    non-U.S. government issuers.
                                 fund's total assets (at the time of
                                 purchase) will be invested in securities
                                 of non-U.S. issuers.
-------------------------------------------------------------------------------------------------------------------
 INVESTMENTS IN EMERGING         Each fund may invest up to 5% of its total assets (at the time of purchase) in
 MARKETS:                        debt securities of emerging market issuers.
-------------------------------------------------------------------------------------------------------------------
 PERMITTED TRANSACTIONS IN       Each fund may use futures, options, forward foreign currency contracts and other
 DERIVATIVE INSTRUMENTS:         derivatives subject to the Fund's general policies on derivatives.
-------------------------------------------------------------------------------------------------------------------
 INDUSTRY CONCENTRATION:         Neither fund concentrates 25% or more of its net assets in any one industry.
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                          LIMITED MATURITY BOND                              BOND
-------------------------------------------------------------------------------------------------------------------
                                 The investment adviser for both funds is Pioneer Investment Management, Inc.
 INVESTMENT ADVISER AND          ("Pioneer"), 60 State Street, Boston, Massachusetts 02109.
 PORTFOLIO MANAGERS:             Day-to-day management of each fund's portfolio is the responsibility of a team of fixed income portfolio managers and analysts supervised by Kenneth J. Taubes. Mr.
                                 Taubes is responsible for overseeing Pioneer's U.S. and global fixed income team.
                                 He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1986. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The fixed income team may draw upon the research and investment management experience of
                                 Pioneer's affiliate, Pioneer Investment Management Limited.
                                 Mr. Taubes and his team operate under the supervision of Theresa A. Hamacher, chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984, most recently as a chief investment officer at another investment adviser.
-------------------------------------------------------------------------------------------------------------------
 BUSINESS:                       Your fund is a diversified open-end       Bond Fund is a diversified open-end
                                 investment company organized as a         investment company organized as a
                                 Massachusetts business trust.             Delaware business trust.
-------------------------------------------------------------------------------------------------------------------

     In deciding whether to approve the reorganization, you should consider the similarities and differences between the investment objectives and policies of your fund and Bond Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Bond Fund is commensurate with the amount and character of investment risk involved in the authorized investments of your fund. The investment policies and risks of the two funds are similar but not identical. In that regard, you should note that the Bond Fund may have a longer average maturity than your fund and may invest a higher percentage of its assets in below investment grade securities. On the other hand, your fund may invest a higher percentage of its assets in securities of non-U.S. issuers.

     Pioneer does not believe that any significant portion of your fund's assets would be sold as a condition to or as a result of the reorganization. At March 30, 2001, 76% of Bond Fund's assets were invested in debt securities with an average life of less than 10 years. If the reorganization had been completed on such date, the percentage of Bond Fund's assets that would have been represented by debt securities with an average life of less than 10 years would have been 80%.

                               CLASSES OF SHARES



-------------------------------------------------------------------------------------------------------------------
                                          LIMITED MATURITY BOND                              BOND
-------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES                  Your fund's Class A shares are offered    Bond Fund's Class A shares are offered
 Class A shares of both funds    with front-end sales charges up to 2.50%  with front-end sales charges up to 4.50%
 have the same characteristics,  of the fund's offering price, depending   of the fund's offering price, depending
 but the sales charges are       on the amount invested.                   on the amount invested.
 different
-------------------------------------------------------------------------------------------------------------------
                                 For both funds:
                                 - There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (CDSC) of 0.50% for your fund and
                                 1.00% for Bond Fund on shares sold within one year of purchase.
                                 - Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.
                                 - Class A shares are subject to 12b-1 distribution and service fees up to 0.25%
                                 annually of average daily net assets.
                                 - Sales charges are waived or reduced for the categories of investors listed in each fund's prospectus.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                          LIMITED MATURITY BOND                              BOND
-------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES:                 Your fund's Class B shares are offered    Bond Fund's Class B shares are offered
 Class B shares of both funds    without a front-end sales charge, but     without a front-end sales charge, but
 have the same characteristics   are subject to a CDSC if sold within      are subject to a CDSC if sold within six
 but the CDSC structure is       three years after purchase. The CDSC is   years after purchase. The CDSC is up to
 different                       up to 2.00% depending on how long the     4.00% depending on how long the shares
                                 shares are held. No CDSC is imposed on    are held. No CDSC is imposed on shares
                                 shares held more than three years. Class  held more than six years. Class B shares
                                 B shares automatically convert to Class   automatically convert to Class A shares
                                 A shares after five years.                after eight years.
                                 ----------------------------------------------------------------------------------
                                 Any Class B shares of Bond Fund issued in the reorganization would continue to be subject to a CDSC at the rate for your fund and for the same period as that of a share of your fund held immediately prior to the reorganization.
                                 ----------------------------------------------------------------------------------
                                 For both funds:
                                 - CDSCs are waived for the categories of investors listed in each fund's prospectus.
                                 - Class B shares are subject to 12b-1 distribution and service fees of up to 1.00%
                                 annually of average daily net assets.
-------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES:                 For both funds:

 Class Y shares of both funds    - Class Y shares are offered without a front-end sales charge or a CDSC.
 have the same characteristics   - Class Y shares are also not subject to any 12b-1 distribution or service fee.
                                 - Class Y shares have no conversion feature. Although authorized, Bond Fund does not have any outstanding Class Y shares.
-------------------------------------------------------------------------------------------------------------------
 BUYING, SELLING AND             The procedures for buying, selling and exchanging shares are identical for both
 EXCHANGING:                     funds. These procedures are described in detail below.
-------------------------------------------------------------------------------------------------------------------


REORGANIZATION

     - The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on September 28, 2001, but may occur as of any later date before January 2, 2002. Your fund will transfer all of its assets to Bond Fund. Bond Fund will assume your fund's liabilities. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

     - Bond Fund will issue to your fund Class A shares of Bond Fund with an aggregate value equal to the aggregate net asset value of your fund's Class A shares. Your fund will immediately distribute these shares to your fund's Class A shareholders in proportion to their holdings on the reorganization date. In this same manner, Bond Fund will issue to your fund Class B and Class Y shares that will be distributed to your fund's Class B and Class Y shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Bond Fund, Class B shareholders of your fund will end up as Class B shareholders of Bond Fund and Class Y shareholders of your fund will end up as Class Y shareholders of Bond Fund. An initial sales charge will not be applied to shares received as a result of the reorganization. The holding period for determining the contingent deferred sales charge on Bond Fund's Class B shares received as a result of the reorganization carries over from a shareholder's purchase of Class B shares of Limited Maturity Bond Fund.

     - After the shares are issued, your fund will be terminated.

     - Bond Fund does not anticipate selling portfolio securities acquired from Limited Maturity Bond Fund as a result of the reorganization.

     - The reorganization will not result in income, gain or loss for federal tax purposes and will not take place unless both funds receive a satisfactory opinion concerning the federal income tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

     Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of average daily net assets:

                  FUND                                     ASSETS                               ANNUAL FEE RATE
 Limited Maturity Bond Fund                         $Up to $100 million                              0.50%
                                                    $100 to 300 million                              0.45%
                                                     Over $300 million                               0.40%
 Bond Fund                                          At all asset levels                              0.50%

     At current asset levels, each fund's shareholders currently pay management fees at the same rates. You should note that your fund's management agreement provides for break points for assets in excess of $100 million. Bond Fund's management agreement does not provide break points. Consequently, the reorganization would eliminate the potential benefits of such break points. The reorganization will, however, provide other economic benefits to your fund's shareholders. For instance, your fund's expenses have historically been lower than those of Bond Fund solely due to a voluntary expense limitation agreement that Pioneer may terminate at November 30, 2001, the end of your fund's current fiscal year. Bond Fund's Class A expense ratio of 1.18% for the fiscal year ended June 30, 2000, as well as its pro forma expense ratio of 1.18%, are lower than your fund's gross Class A expense ratio of 1.58% (0.85% for net expenses with the expense limitation) for your fund's fiscal year ended November 30, 2000. Both funds pay the same 12b-1 fee rates for each fund's Class A and Class B shares.

     Without Pioneer's voluntary agreement to limit your fund's expenses, your fund's total annual operating expenses would be higher than Bond Fund's. In light of your fund's inability to attract significant assets, Pioneer may not continue to subsidize a portion of your fund's expenses indefinitely. If Pioneer discontinued this voluntary limitation, your fund's total annual operating expenses would rise above those of Bond Fund.

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

     Limited Maturity Bond Fund. A high level of current income consistent with a relatively high level of principal stability.

     Bond Fund. To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Bond Fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

INVESTMENT STRATEGIES

     Limited Maturity Bond Fund. Your fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, debt securities of U.S. and non-U.S. corporate issuers, mortgage-backed and asset-backed securities and short-term money market instruments.

     At least 90% of your fund's assets are U.S. government securities or debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. The remainder of the fund's investments may be rated below investment grade or determined to be of equivalent credit quality by Pioneer. The average life of the fund's portfolio is in the 1 to 5 year range. The average life of any single issue will be no greater than 10 years.

     Bond Fund. Normally, Bond Fund invests at least 80% of its total assets in: debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt securities, including convertible debt securities, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper and, cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

     The remainder of Bond Fund's investments may be rated below investment grade or determined to be of equivalent credit quality by Pioneer.

     Bond Fund may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

     Bond Fund may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).

     Common policies. Each fund's securities may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     Pioneer, each fund's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve each fund's investment objective. In assessing the appropriate maturity, rating and sector weighting of each fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS


     Each fund is subject to similar risks. Each fund invests in debt securities and is subject to market risk, interest rate risk and credit risk associated with investing in debt securities. Bond Fund has greater flexibility in the maturity of its portfolio and is therefore potentially subject to greater interest rate risk. Bond Fund is also subject to greater credit risk--up to 20% of its total assets may be invested in below investment grade securities and it may invest a substantial portion of its assets in mortgage-related securities. Even though your fund seeks a high level of current income and principal stability and Bond Fund seeks current income, you could lose money on your investment or each fund could fail to generate current income if:

      -- Interest rates go up, causing the value of the fund's investments to decline


      -- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

      -- During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

      -- During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk

      -- Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     To the extent either fund invests significantly in mortgage-backed securities, and in the case of your fund, asset-backed and other mortgage-related securities, that fund's exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

EACH FUND'S PAST PERFORMANCE
       The bar chart and table indicate
  the risks of investing in each fund
  by showing how the funds have
  performed in the past. Each fund's
  performance varies from year to year.
  A fund's past performance does not
  necessarily indicate how it will
  perform in the future. As a
  shareholder, you may lose or make
  money on your investment.
      The chart shows the performance
  of your fund's Class A shares for
  each full calendar year since the
  fund's inception on August 10, 1992
  and Bond Fund's Class A shares for
  each of the past ten calendar years.
  Class B and Class Y shares have
  different performance. The chart does
  not reflect any Class A sales charges
  you may pay when you buy or sell fund
  shares. Any sales charge will reduce
  your return.
      Limited Maturity Bond Fund's
  highest calendar quarterly return for
  Class A shares was 3.39% (12/31/94 to
  3/31/95); Bond Fund's highest
  calendar quarterly return for Class A
  shares was 6.11% (3/31/95 to 6/30/95)
      Limited Maturity Bond Fund's
  lowest calendar quarterly return for
  Class A shares was -0.26% (3/31/94 to
  6/30/94); Bond Fund's lowest calendar
  quarterly return for Class A shares
  was -3.03% (12/31/93 to 3/31/94)
      At 6/30/01, your fund's and Bond
  Fund's year-to-date returns were
  4.13% and 3.97%, respectively.



                                               [CLASS A SHARES PERFORMANCE BAR CHART]


                                                               LIMITED MATURITY BOND FUND                   BOND FUND
                                                               --------------------------                   ---------
'91                                                                                                           15.54
'92                                                                                                            7.88
'93                                                                        5.88                               11.43
'94                                                                        0.18                               -4.20
'95                                                                       10.12                               18.16
'96                                                                        4.38                                1.96
'97                                                                        6.21                                9.16
'98                                                                        6.24                                7.69
'99                                                                        0.68                               -3.20
'00                                                                        7.25                                8.45

COMPARATIVE PERFORMANCE


     The table shows the average annual total returns of each class of the funds over time and compares these returns to the returns of the Lehman Brothers Government/Credit Bond Index-Intermediate, a composite index of the U.S. bond market which represents only securities with one to ten years to maturity, and the Lehman Brothers Government/Credit Bond Index, a widely recognized composite index of the U.S. bond market. Unlike either fund, the indices are not managed and do not incur expenses. There can be no assurance that the performance of Bond Fund will be better than that of Limited Maturity Bond Fund. The table:

 --  Reflects sales charges applicable to the class
 --  Assumes that you sell your shares at the end of the period

 --  Assumes you reinvest all of your dividends and distributions
AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2000)


                                                          SINCE     INCEPTION
                          1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
 Limited Maturity Bond:
  Class A                  4.62%    4.39%     n/a         4.72%      8/10/92
  Class B                  4.28%    4.14%     n/a         4.40%       4/4/94
  Class Y                  7.66%    n/a       n/a         4.98%       4/9/98
 Bond:
  Class A                  3.52%    3.75%     6.57%       8.25%     10/31/78
  Class B                  3.30%    3.69%     n/a         5.17%       4/4/94
  Class Y                  n/a      n/a       n/a         n/a       9/13/01*
 Lehman Brothers
  Government/Credit Bond
  Index-Intermediate      10.12%    6.11%     n/a         6.36%**         --
 Lehman Brothers
  Government/Credit Bond
  Index                   11.85%    6.24%     8.00%       9.57%***        --

*   This is a new class of shares.

** Reflects the return of the index since the inception of your fund's Class A shares. The return of the index since the inception of your fund's Class B shares and Class Y shares are 6.94% and 6.21%, respectively.

*** Reflects the return of the index since the inception of Bond Fund's Class A shares. The return of the index since the inception of Bond Fund's Class B shares is 6.94%.

FEES AND EXPENSES

     Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows Bond Fund's (BF) and your fund's (LM) expenses for the most recently completed fiscal year. Future expenses may be greater or less. The expense table also shows the pro forma expenses (BFPF) of Bond Fund assuming that a reorganization with your fund occurred as of January 1, 2000. The pro forma expenses shown in the table are based on fees and expenses incurred by the funds during the year ended December 31, 2000. Bond Fund's actual expenses after the reorganization may be greater or less than those shown. The pro forma expense example shows what you would pay on a $10,000 investment if the reorganization had occurred as of January 1, 2000 using the assumptions previously stated for the funds individually. The pro forma example is for comparison purposes only and is not a representation of Bond Fund's actual expenses or returns, either past or future.

EXPENSES

                                                         CLASS A SHARES            CLASS B SHARES           CLASS Y SHARES
                                                    ------------------------    --------------------    ----------------------
                                                      BF       LM      BFPF      BF      LM     BFPF     BF      LM      BFPF
SHAREOWNER FEES PAID DIRECTLY FROM YOUR INVESTMENT  ------   ------   ------    ----   ------   ----    ----   ------   ------
Maximum sales charge (load) when you buy shares as
  a percentage of offering price............         4.50%    2.50%    4.50%    None     None   None    None     None     None
Maximum deferred sales charge (load) as a
  percentage of offering price or the amount you
  receive when you sell shares, whichever is
  less......................................        None(1)  None(1)  None(1)   4.00%   4.00%   4.00%   None     None     None
ANNUAL FUND OPERATING EXPENSES PAID FROM THE
  ASSETS
Management Fee..............................         0.50%    0.50%    0.50%    0.50%   0.50%   0.50%    N/A    0.50%    0.50%
Distribution and Service (12b-1) Fee........         0.25%    0.25%    0.25%    1.00%   1.00%   1.00%    N/A    0.00%    0.00%
Other Expenses..............................         0.43%    0.83%    0.43%    0.55%   0.71%   0.55%    N/A    0.59%   0.18%(2)
        Total Operating Expenses............         1.18%    1.58%    1.18%    2.05%   2.21%   2.05%    N/A    1.09%   0.68%(2)
Fee Waiver and Expense Limitation(3)........           N/A   (0.73)%     N/A     N/A   (0.72)%   N/A     N/A   (0.74)%     N/A
Net Expenses(3).............................         1.18%    0.85%    1.18%    2.05%   1.49%   2.05%    N/A    0.35%   0.68%(2)

---------------
(1) Except for investments of $1 million or more.

(2) Based on estimated expenses for the current fiscal year.

(3) Limited Maturity Bond Fund's expenses in the table reflect the expense limitation in effect through November 30, 2001 under which Pioneer has agreed not to impose all or a portion of its management fee, and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class B and Class Y shares will be reduced only to the extent such expenses are reduced for Class A shares.

EXAMPLE

     This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same and for Limited Maturity Bond Fund e) Pioneer's expense limitation is in effect for year one and f) no redemption fee is charged.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                  BOND FUND                    LIMITED MATURITY BOND FUND
                                      ----------------------------------   ----------------------------------
                                      YEAR 1   YEAR 3   YEAR 5   YEAR 10   YEAR 1   YEAR 3   YEAR 5   YEAR 10
                                      ------   ------   ------   -------   ------   ------   ------   -------
Class A shares......................   $565     $808    $1,070   $1,817     $335     $667    $1,022   $2,021
Class B shares:
  Assuming redemption at end of
    period..........................    608      943    1,303     2,156      552      922    1,319     1,682
  Assuming no redemption............    208      643    1,103     2,156      152      622    1,119     1,682
Class Y shares:.....................    N/A      N/A      N/A       N/A       36      273      529     1,262

                                            BOND FUND (PRO FORMA)
                                      ----------------------------------
                                      YEAR 1   YEAR 3   YEAR 5   YEAR 10
                                      ------   ------   ------   -------
Class A shares......................   $565     $808    $1,070   $1,817
Class B shares:
  Assuming redemption at end of
    period..........................    608      943    1,303     2,156
  Assuming no redemption............    208      643    1,103     2,156
Class Y shares:.....................     70      218      380       849


OTHER INVESTMENT STRATEGIES

     As discussed, your fund invests primarily in short-term debt securities to seek a high level of current income and principal stability. Bond Fund invests primarily in a broad range of investment grade debt securities to provide current income.

     This section describes additional investments that a fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the funds' secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

     Bond Fund may invest up to 20% and your fund may invest up to 10% of their respective total assets in debt securities rated below investment grade, or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to in the U.S. as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are generally less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


     Although your fund normally does not invest more than 25% of its total assets (at the time of purchase) in securities of non-U.S. issuers, the fund may invest without limit in debt securities of non-U.S. issuers when Pioneer believes that it is in the fund's best interest. Bond Fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. Bond Fund may invest up to 15% (at the time of purchase) in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. Each fund will not invest more than 5% of its total assets (at the time of purchase) in the securities of emerging markets issuers. Your fund's non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

     Each fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. "Non-U.S. Issuers" does not include Canadian issuers.

     Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

      -- Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

      -- Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Pioneer may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable

      -- Adverse effect of currency exchange rates or controls on the value of the fund's investments

      -- Economic, political and social developments that adversely affect the securities markets

      --  Withholding and other non-U.S. taxes may decrease the fund's return

TEMPORARY INVESTMENTS

     Normally, each fund invests substantially all of its assets to meet its investment objective. Each fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, each fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, each fund may not be able to achieve its investment objective. The funds intend to adopt a defensive strategy only when Pioneer believes securities in which the funds normally invest have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING

     The funds usually do not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level taxable income or capital gains.

DERIVATIVES

     Each fund may use futures, options, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Each fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, each fund may use derivatives for a variety of non-principal purposes, including:

      -- As a hedge against adverse changes in interest rates or currency exchange rates

      --  As a substitute for purchasing or selling securities

      -- To increase the fund's return as a non-hedging strategy that may be considered speculative

     Even a small investment in derivatives can have a significant impact on a fund's exposure to interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

                                   PROPOSAL 1

                             APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

DESCRIPTION OF REORGANIZATION

     The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

      -- The reorganization is scheduled to occur as of 5:00 p.m., Eastern time, on September 28, 2001, but may occur on any later date before January 2, 2002. Your fund will transfer all of its assets to Bond Fund, and Bond Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Bond Fund's portfolio. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

      -- Bond Fund will issue to your fund Class A shares of Bond Fund with an aggregate value equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, your fund will immediately distribute these shares to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. In this same manner, Bond Fund will issue to your fund Class B and Class Y shares that will be distributed to your fund's Class B and Class Y shareholders in proportion to their respective holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Bond Fund, Class B shareholders of your fund will end up as Class B shareholders of Bond Fund, and Class Y shareholders of your fund will end up as Class Y shareholders of Bond Fund.

      --  After the shares are issued, your fund will be terminated.

REASONS FOR THE PROPOSED REORGANIZATION

     The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

     First, that Bond Fund shares received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have, with potential for higher return.

     Second, that a combined fund offers better potential for economies of scale and better control over expenses than is possible for your fund due to its small size. Both funds incur substantial costs for accounting, legal, transfer agency, insurance, advisory and custodial and administrative services some of which do not vary with the size of the fund.

     Third, that, without giving effect to the expense limitation, Bond Fund's expenses are currently lower than your fund's expenses. If Pioneer terminates the voluntary limitation on your fund's per share expenses, your fund's expenses would be substantially higher than Bond Fund's per share expenses. Shareholders of your fund would pay relatively lower expenses each month as shareholders of Bond Fund than they would if the voluntary expense limitation on your fund's expenses were discontinued.


     Fourth, that Bond Fund is more widely recognized in the broker community as Pioneer's primary investment grade fixed income fund. By offering both funds simultaneously, it has been increasingly difficult to attract assets to your fund. Although shares of your fund have been offered since August 10, 1992, your fund had net assets of $37,888,752 at June 30, 2001 compared to Bond Fund's net assets of $143,612,068 on such date.

     Fifth, that Bond Fund has generally performed better than your fund since its inception. While past performance cannot predict future results, the trustees believe that Bond Fund is better positioned than your fund to continue to generate strong returns because of its lower expense ratio and more flexible investment policies.

     Sixth, Pioneer believes that, as evidenced by the relative sizes of the Funds, investors in Pioneer's distribution channels have more interest in a fund with the potential return of a broader portfolio of debt securities such as Bond Fund or in funds that offer the safety of a stable net asset value such as money market funds. Your fund focuses on investing in shorter term bonds and thus, falls into a middle ground between the two categories. Your fund does not offer the greater return potential of a bond fund with a more flexible portfolio of securities yet it also does not offer the same degree of safety and stability of principal as a money market fund. In addition, Bond Fund has a significantly larger asset size than your fund. In recent years, your fund's assets have decreased significantly from approximately $59,776,000 for the fiscal year ended November 30, 1998 to approximately $35,169,000 for the fiscal year ended November 30, 2000.

     The board of trustees of Bond Fund considered that the reorganization presents an excellent opportunity for Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees also believe that your fund's shareholders and Bond Fund's shareholders will benefit from improved diversification as a result of the reorganization. Because Bond Fund is a significantly larger fund than your fund and because it does not place as many restrictions on the maturity of the securities in which the fund may invest, the trustees feel that the addition of your fund's assets will improve the diversification of Bond Fund's overall portfolio. This opportunity provides an economic benefit to Bond Fund and its shareholders. Similarly, the trustees feel that shareholders of your fund will benefit from the greater diversification of Bond Fund's investment portfolio after the transaction.

     The boards of trustees of both funds also considered that the adviser and the funds' distributor will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit. Because of the fee waiver on your fund, Pioneer will also receive a higher effective fee for managing the assets attributable to your fund if they are a part of Bond Fund than if the reorganization does not take place.


     Comparative Fees and Expense Ratios. As discussed above in the Summary, Bond Fund's Class A expense ratio of 1.18% for the fiscal year ended June 30, 2000, as well as its pro forma expense ratio of 1.18%, are lower than your fund's gross Class A expense ratio of 1.58% (0.85% for net expenses with the expense limitation) for your fund's fiscal year ended November 30, 2000. Both funds pay the same 12b-1 fee rates for Class A and Class B shares.

     The trustees do not believe, given your fund's current size and growth rate, that your fund will grow to an asset size which would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly improve the diversification of its investment portfolio. In light of your fund's inability to attract significant assets, the adviser may not continue to subsidize a portion of your fund's expenses. When the adviser discontinues this voluntary limitation, your fund's expense ratio will rise above Bond Fund's.


     Comparative Performance. The trustees also took into consideration the relative performance of your fund and Bond Fund. As shown in the table in the Summary, Bond Fund has generally performed better than your fund since its inception.

UNREIMBURSED CLASS A DISTRIBUTION AND SHAREHOLDER SERVICE EXPENSES

     The boards of trustees of your fund and Bond Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Class A Rule 12b-1 Plan will be reimbursable expenses under Bond Fund's Class A Rule 12b-1 Plan. However, the maximum aggregate amount payable annually under Bond Fund's Class A Rule 12b-1 Plan (0.25% of average daily net assets attributable to Class A shares) will not increase. The Rule 12b-1 Plan for Class B is a compensation plan and, consequently, the amount payable under the Plan is not determined by references to actual distribution expenses incurred.

     The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of Class A shares of your fund and Bond Fund. The table shows both the dollar amount of these expenses and the percentage of each class' net assets that they represent.


-----------------------------------------------------------------------------------------------------------------------------
                                                                      LIMITED MATURITY BOND                    BOND
          UNREIMBURSED CLASS A RULE 12b-1 EXPENSES                       CLASS A SHARES                   CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------
  Actual expenses as of December 31, 2000                                    $45,152                         $171,858
                                                                               0.576%                           1.533%
-----------------------------------------------------------------------------------------------------------------------------
  Pro forma combined expenses as of January 1, 2001                               --                         $217,010
                                                                                                                1.517%
-----------------------------------------------------------------------------------------------------------------------------


     The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time a fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to a fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, a fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets during such period.

TAX STATUS OF THE REORGANIZATION

     The reorganization will be not result in income, gain or loss for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a result, for federal income tax purposes:

      -- No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Bond Fund as described above or (2) the distribution by your fund of Bond Fund shares to your fund's shareholders;

      -- No gain or loss will be recognized by Bond Fund upon the receipt of your fund's assets solely in exchange for the issuance of Bond Fund shares to your fund and the assumption of all of your fund's liabilities by Bond Fund;

      -- The basis of the assets of your fund acquired by Bond Fund will be the same as the basis of those assets in your fund immediately before the transfer;

      -- The tax holding period of the assets of your fund in Bond Fund will include your fund's tax holding period for those assets;

      -- You will not recognize gain or loss upon the exchange of the shares of your fund solely for Bond Fund shares as part of the reorganization;

      -- The basis of Bond Fund shares received by you in the reorganization will be the same as the basis of the shares of your fund that you surrendered in exchange; and

      -- The tax holding period of the Bond Fund shares received by you will include the tax holding period of the shares of your fund that you surrendered in exchange, provided that you held the shares of your fund as capital assets on the date of the exchange.


     In addition, the use of certain tax attributes of your fund, such as capital loss carryforwards by Bond Fund may be limited after the reorganization. You are urged to consult your tax advisor as to the particular tax consequences to you of the reorganization, including the applicability and effect of any state, local or foreign tax laws.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

     Surrender of Share Certificates. If you hold a share certificate for shares of your fund, it will not represent ownership of Bond Fund shares after the reorganization. Pioneer will contact you (at your address and/or phone number on its records) to arrange to deposit your certificated shares in book-entry form prior to the reorganization. If the reorganization is completed, the transfer agent will issue Class A share certificates for Bond Fund shares only at your request. If you haven't heard from Pioneer, please call 1-800-XXX-XXXX to discuss arrangements for your certificate. If these arrangements are not made and Pioneer cannot reach you by mail or by phone, or you have not contacted Pioneer about your certificate, your Bond Fund shares will remain deposited in book-entry form on the transfer agent's records until you contact Pioneer to reissue a certificate. Certificates will be issued for Class A shares only.

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Bond Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 6 and 8).

     The obligation of Bond Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, sections 7 and 8).

     The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to certain federal income tax consequences of the reorganization (see Agreement, paragraph 8.7).

     Termination of Agreement. The board of trustees of either your fund or Bond Fund may terminate the Agreement (even if the shareholders of your fund have approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

     Expenses of the Reorganization. Pioneer has agreed to bear the expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each fund as of December 31, 2000, and the pro forma combined capitalization of both funds as if the reorganization was in effect on such date. The table reflects pro forma exchange ratios of approximately 0.4155 Class A Bond Fund shares being issued for each Class A share of your fund, approximately 0.4170 Class B Bond Fund shares being issued for each Class B share of your fund and approximately 0.4178 Class Y Bond Fund shares being issued for each Class Y share of your fund. If the reorganization occurs, the actual exchange ratios on the reorganization date will vary due to changes in the market value of the portfolio securities of both Bond Fund and your fund between December 31, 2000 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Bond Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Bond Fund and your fund during the same period.

                               DECEMBER 31, 2000

                                                                 LIMITED                           BOND
                                                              MATURITY BOND        BOND         PRO FORMA
                                                              -------------        ----         ---------
Net Assets..................................................   $35,247,026     $134,628,705    $172,057,774
Net Asset Value Per Share
  Class A...................................................   $      3.62     $       8.72    $       8.72
  Class B...................................................   $      3.62     $       8.69    $       8.69
  Class C...................................................           N/A     $       8.70    $       8.70
  Class Y...................................................   $      3.64              N/A    $       8.72
Shares Outstanding
  Class A...................................................     7,839,659       11,068,122      14,325,664
  Class B...................................................     1,783,122        3,940,588       4,684,220
  Class C...................................................           N/A          708,171         708,171
  Class Y...................................................        75,107              N/A          31,380

     It is impossible to predict how many Class A, Class B and Class Y shares of Bond Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the number or value of Bond Fund shares that will actually be received and distributed.

       COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

     Your fund is organized as a Massachusetts business trust. Bond Fund is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

     Limitation of Shareholders' and Funds' Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as your fund) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, your board of trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While your board of trustees believes that a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

     Limitation of Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The limitations on trustee liability under Delaware law are equivalent to the protections for liability provided to directors of a corporation under Delaware law. These limitations will be beneficial in attracting and retaining in future qualified persons to act as trustees.

     Shareholder Voting. Delaware law provides that a Delaware business trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media.

For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act of 1940 (the "1940 Act"), votes on certain matters by trustees would still need to be taken at in-person meetings.

     Declarations of Trust. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The trustees of a Delaware business trust may have the power to amend the business trust's governing instrument to create a class or series of shares of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile--all without shareholder vote. Any exercise of authority by the trustees will be subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that a Delaware business trust always operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.


                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or the adviser (the independent trustees), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Bond Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Bond Fund and that the interests of Bond Fund's shareholders would not be diluted as a result of the reorganization.

     THE TRUSTEES OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

     (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

     (2) more than 50% of the outstanding shares of the fund.

     Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

     However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

NET ASSET VALUE

     Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund may use a security's fair value.


     Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. The fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

     You buy or sell shares at the net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge. When you buy Class A shares, you pay an initial sales charge. When you sell Class B shares, you may pay a CDSC depending on how long you have owned your shares. Class Y shares have neither an initial sales charge nor a CDSC.

CHOOSING A CLASS OF SHARES

     Each fund offers Class A, Class B and Class Y shares. Bond Fund also offers Class C shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

     Factors you should consider include:

      --  How long you expect to own the shares

      --  The expenses paid by each class

      --  Whether you qualify for any reduction or waiver of sales charges

     Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.

DISTRIBUTION PLANS

     Each fund has adopted a distribution plan for its Class A and Class B shares in accordance with Rule 12b-1 under the 1940 Act. Bond Fund has also adopted a Rule 12b-1 plan for its Class C shares. Under each plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

COMPARING CLASSES OF SHARES


                              CLASS A                         CLASS B                         CLASS
WHY YOU MIGHT PREFER EACH     Class A shares may be your      You may prefer Class B          You may prefer Class Y
CLASS                         best alternative if you         shares if you do not want to    shares if you do not wish to
                              prefer to pay an initial        pay an initial sales charge,    pay an initial sales charge
                              sales charge and have lower     or if you plan to hold your     and you can invest at least
                              annual expenses, or if you      investment for at least         $5,000,000.
                              qualify for any reduction or    three years for Limited
                              waiver of the initial sales     Maturity Bond Fund and at
                              charge.                         least six years for Bond
                                                              Fund. Class B shares are not
                                                              recommended if you are
                                                              investing $250,000 or more.
INITIAL SALES CHARGE          Up to 2.50% for Limited         None                            None
                              Maturity Bond Fund and 4.50%
                              for Bond Fund of the
                              offering price, which is
                              reduced or waived for large
                              purchases and certain types
                              of investors. At the time of
                              your purchase, your
                              investment firm may receive
                              a commission from the
                              distributor of up to 2% for
                              Limited Maturity Bond Fund
                              and 4% for Bond Fund,
                              declining as the size of
                              your investment increases.

CONTINGENT DEFERRED SALES     None, except in certain         Up to 2% for Limited            None
CHARGES                       circumstances when the          Maturity Bond Fund and 4%
                              initial sales charge is         for Bond Fund is charged if
                              waived.                         you sell your shares. The
                                                              charge is reduced over time
                                                              and not charged after three
                                                              years for Limited Maturity
                                                              Bond Fund and six years for
                                                              Bond Fund. Your investment
                                                              firm may receive a
                                                              commission from the
                                                              distributor at the time of
                                                              your purchase of up to 2%
                                                              for Limited Maturity Bond
                                                              Fund and 4% for Bond Fund.
DISTRIBUTION AND SERVICE      Up to 0.25% of average daily    Up to 1% of average daily       None
FEES                          net assets.                     net assets.
ANNUAL EXPENSES (INCLUDING    Lower than Class B.             Higher than Class A shares;     Lower than Class A or Class
DISTRIBUTION AND SERVICE                                      Class B shares convert to       B.
FEES)                                                         Class A shares after five
                                                              years for Limited Maturity
                                                              Bond Fund and eight years
                                                              for Bond Fund.
EXCHANGE PRIVILEGE            Class A shares of other         Class B shares of other         Class Y shares of other
                              Pioneer mutual funds.           Pioneer mutual funds.           Pioneer mutual funds.

SALES CHARGES: CLASS A SHARES

     You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or distribution paid by the fund.

INVESTMENTS OF $1 MILLION OR MORE

     You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more or you are a participant in certain group plans. However, you pay a contingent deferred sales charge if you sell your Class A shares within one year of purchase. The sales charge is equal to 0.50% for your fund and 1% for Bond Fund of your investment or your sales proceeds, whichever is less.

REDUCED SALES CHARGES

     You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. If you or your investment professional notifies the distributor of your eligibility for a reduced sales charge at the time of your purchase, the distributor will credit you with the combined value (at the current offering price) of all your Pioneer mutual fund shares and the shares of your spouse and the shares of any children under 21. Certain trustees and fiduciaries may also qualify for a reduced sales charge. For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

SALES CHARGES: CLASS A SHARES

                                                                                         SALES CHARGE AS A % OF
                                                                            -------------------------------------------------
BOND FUND                                                                   OFFERING PRICE                NET AMOUNT INVESTED
AMOUNT OF PURCHASE                                                          --------------                -------------------
Less than $100,000..........................................                     4.50                            4.71
$100,000 but less than $250,000.............................                     3.50                            3.63
$250,000 but less than $500,000.............................                     2.50                            2.56
$500,000 but less than $1 million...........................                     2.00                            2.04
$1 million or more..........................................                      -0-                             -0-

SALES CHARGES FOR CLASS A SHARES

                                                                                         SALES CHARGE AS A % OF
                                                                            -------------------------------------------------
LIMITED MATURITY BOND FUND                                                  OFFERING PRICE                NET AMOUNT INVESTED
AMOUNT OF PURCHASE                                                          --------------                -------------------
Less than $50,000...........................................                     2.50                            2.56
$50,000 but less than $100,000..............................                     2.00                            2.06
$100,000 but less than $250,000.............................                     1.50                            1.52
$250,000 but less than $1 million...........................                     1.00                            1.01
$1 million or more..........................................                      -0-                             -0-

SALES CHARGES: CLASS B SHARES

     You buy Class B shares at net asset value per share without paying an initial sales charge. However, you will pay a CDSC to the distributor if you sell your Class B shares within three years of purchase for Limited Maturity Bond Fund and six years of purchase for Bond Fund. The CDSC decreases as the number of years since your purchase increases.

CONTINGENT DEFERRED SALES CHARGE

                                        AS A % OF DOLLAR AMOUNT SUBJECT TO THE SALES CHARGE
                                        ---------------------------------------------------
ON SHARES SOLD BEFORE THE END OF YEAR   LIMITED MATURITY BOND FUND          BOND FUND
-------------------------------------   --------------------------          ---------
                  1                                 2                          4
                  2                                 3                          4
                  3                                 1                          3
                  4                                -0-                         3
                  5                                -0-                         2
                  6                     Convert to Class A shares              1
                                             after five years
                  7                                                           -0-
                  8                                                           -0-
                  9                                                    Convert to Class A
                                                                       shares after eight
                                                                             years

CONVERSION TO CLASS A SHARES

     Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

     Your Class B shares will convert to Class A shares at the beginning of the calendar month (calendar quarter for shares purchased before October 1, 1998) that is five years after the date of purchase for Limited Maturity Bond Fund and eight years after the date of purchase for Bond Fund except that:

      -- Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares at the same time as shares on which the dividend or distribution was paid

      -- Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

     Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

PAYING THE CONTINGENT DEFERRED SALES CHARGE

     Several rules apply for Class B shares so that you pay the lowest possible CDSC.

      -- The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

      --  You do not pay a CDSC on reinvested dividends or distributions

      -- In determining the number of years since your purchase, all purchases are considered to have been made on the first day of that month (quarter for shares purchased before October 1, 1998)

      -- If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

      --  You may qualify for a waiver of the CDSC normally charged

OPENING YOUR ACCOUNT

     For all classes: If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

     If you invest in the fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     For Class Y shares: If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

     The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

ACCOUNT OPTIONS

     Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the fund's transfer agent for account applications, account options forms and other account information:

            Pioneer Investment Management Shareholder Services, Inc.
                                 P.O. Box 9014
                        Boston, Massachusetts 02205-9014
                            Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES

     If your account is registered in your name, you can, in the case of Class A or Class B shares, buy, exchange or sell fund shares by telephone or in the case of Class Y shares, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR FUND SHARES

SHARE PRICE

     For Class A and Class B shares: If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     For Class Y shares: When you place an order to purchase, exchange or sell Class Y shares it must be received in good order by the transfer agent or by your broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) in order to purchase shares at the price determined on that day.

     If you place your order through a broker-dealer, you must place the order before the close of regular trading on the New York Stock Exchange and your broker-dealer much submit the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time) for your share price to be determined at the close of regular trading on the date your order is received. Your broker-dealer is responsible for transmitting your order to the distributor. In all other cases, except as described below for wire transfers, your share price will be calculated at the close of the New York Stock Exchange after the distributor receives your order.

BUYING

     For Class A and Class B shares: You may buy fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     For Class Y shares: You can buy Class Y shares at net asset value per share. The fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed the order in writing and received payment.

MINIMUM INVESTMENT AMOUNTS

     For Class A and Class B shares: Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.

     For Class Y shares: Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional amount.

EXCHANGING

     You may exchange your shares for shares of the same class of another Pioneer mutual fund.

     Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

SELLING

     Your shares will be sold at net asset value per share next calculated after the fund receives your request in good order.

     If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date.

     If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay income taxes on a sale or an exchange.

GOOD ORDER MEANS THAT:

      --  You have provided adequate instructions

      --  There are no outstanding claims against your account

      --  There are no transaction limitations on your account

      -- If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

      --  Your request includes a signature guarantee if you:

          -- Are selling over $100,000 or exchanging over $500,000 worth of shares

          -- Changed your account registration or address within the last 30 days

          -- Instruct the transfer agent to mail the check to an address different from the one on your account

          -- Want the check paid to someone other than the account owner(s)

          -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

BUYING, EXCHANGING AND SELLING CLASS A AND CLASS B SHARES

                                           BUYING SHARES
         THROUGH       Normally, your investment firm will send your
            YOUR       purchase request to the fund's transfer agent.
      INVESTMENT       CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
            FIRM       INFORMATION. Your investment firm may receive a
                       commission from the distributor for your purchase of
                       fund shares. The distributor or its affiliates may
                       pay additional compensation, out of their own assets,
                       to certain investment firms or their affiliates based
                       on objective criteria established by the distributor.
        BY PHONE       YOU CAN USE THE TELEPHONE PURCHASE PRIVILEGE IF you
                       have an existing non-retirement account or certain
                       IRAs. You can purchase additional fund shares by
                       phone if:
                       --  You established your bank account of record at
                           least 30 days ago
                       --  Your bank information has not changed for at
                           least 30 days
                       --  You are not purchasing more than $25,000 worth of
                           shares per account per day
                       --  You can provide the proper account identification
                       When you request a telephone purchase, the transfer
                       agent will electronically debit the amount of the
                       purchase from your bank account of record. The
                       transfer agent will purchase fund shares for the
                       amount of the debit at the offering price determined
                       after the transfer agent receives your telephone
                       purchase instruction and good funds. It usually takes
                       three business days for the transfer agent to receive
                       notification from your bank that good funds are
                       available in the amount of your investment.
     IN WRITING,       You can purchase fund shares for an existing fund
         BY MAIL       account by MAILING A CHECK TO THE TRANSFER AGENT.
       OR BY FAX       Make your check payable to the fund. Neither initial
                       nor subsequent investments should be made by third
                       party check. Your check must be in U.S. dollars and
                       drawn on a U.S. bank. Include in your purchase
                       request the fund's name, the account number and the
                       name or names in the account registration.

                                    EXCHANGING SHARES
         THROUGH  Normally, your investment firm will send your
            YOUR  exchange request to the fund's transfer agent.
      INVESTMENT  CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
            FIRM  INFORMATION ABOUT EXCHANGING YOUR SHARES.

        BY PHONE  After you establish your fund account, YOU CAN
                  EXCHANGE FUND SHARES BY PHONE IF:
                  -- You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
                  -- The fund into which you are exchanging offers the same class of shares
                  -- You are not exchanging more than $500,000 worth of shares per account per day
                  -- You can provide the proper account identification information

     IN WRITING,  You can exchange fund shares by MAILING OR FAXING A
         BY MAIL  LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You can
       OR BY FAX  exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
                  -- The name, social security number and signature of all registered owners
                  -- A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
                  -- The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                  --  The class of shares you are exchanging
                  -- The dollar amount or number of shares you are exchanging

                                          SELLING SHARES
                       Normally, your investment firm will send your request to sell shares to the fund's transfer agent. CONSULT
                       YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.
                       The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.
                       YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY. You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information
                       (for wires and transfers) in the last 30 days.
                       You may receive your sale proceeds:
                       -- By check, provided the check is made payable exactly as your account is registered
                       -- By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record
                       You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.
                       The transfer agent will not process your request until it is received in good order. You may sell up to $100,000 per account per day by fax.


                  HOW TO CONTACT US
                  BY PHONE
                  For information or to request a telephone transaction between 8:00 a.m. and 9:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292
                  To request a transaction using FactFone(SM) call
                  1-800-225-4321
                  Telecommunications Device for the Deaf (TDD)
                  1-800-225-1997
                  BY MAIL
                  Send your written instructions to: PIONEER INVESTMENT
                  MANAGEMENT SHAREHOLDER SERVICES, INC.
                  P.O. Box 9014
                  Boston, Massachusetts 02205-9014
                  BY FAX
                  Fax your exchange and sale requests to:
                  1-800-225-4240
                  EXCHANGE PRIVILEGE
                  You make up to four exchange redemptions of $25,000 or more per account per calendar year.
                  The fund and the distributor reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be an attempt to "time the market." In addition, the fund and the distributor reserve the right, at any time without notice, to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege.
                  The fund will provide 60 days' notice of material amendment to or termination of the privilege.

BUYING, EXCHANGING AND SELLING CLASS Y SHARES

                                           BUYING SHARES
     IN WRITING,       You can purchase Class Y shares by mailing a check to
         BY MAIL       the transfer agent. Make your check payable to the
       OR BY FAX       fund. Neither initial nor subsequent investments
                       should be made by third party check. Your check must
                       be in U.S. dollars and drawn on a U.S. bank. Include
                       in your purchase request the fund's name, the account
                       number and the name or names in the account
                       registration.
                       If you are registering an account in the name of a
                       corporation or other fiduciary, you must send your
                       completed account set-up forms to the transfer agent
                       prior to making your initial purchase.
        BY PHONE       BY WIRE
         OR WIRE       If you have an existing Class Y account, YOU MAY WIRE
                       FUNDS TO PURCHASE CLASS Y SHARES. Note, however,
                       that:
                       --  State Street Bank must receive your wire no later
                           than 11:00 a.m. Eastern time on the business day
                           after the fund receives your request to purchase
                           shares
                       --  If State Street Bank does not receive your wire
                           by 11:00 a.m. Eastern time on the next business day,
                           your transaction will be canceled at your expense
                           and risk
                       --  Wire transfers normally take two or more hours to
                           complete and a fee may be charged by the sending
                           bank
                       --  Wire transfers may be restricted on holidays and
                           at certain other times
                       INSTRUCT YOUR BANK TO WIRE FUNDS TO:
                       Receiving Bank:
                       State Street Bank and Trust Company
                       225 Franklin Street
                       Boston, MA 02101
                       ABA Routing No. 011000028
                       For further credit to:
                       Shareholder Name
                       Existing Pioneer Account No.
                       Pioneer Bond Fund
         THROUGH       CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
            YOUR       INFORMATION.
      INVESTMENT
            FIRM

                                    EXCHANGING SHARES
     IN WRITING,  You can exchange Class Y shares by MAILING OR FAXING
         BY MAIL  A LETTER OF INSTRUCTION TO THE TRANSFER AGENT. You
       OR BY FAX  can exchange fund shares directly through the fund only if your account is registered in your name.
                  However, you may not fax an exchange request for more than $5 million. Include in your letter:
                  --  The name and signature of all registered owners
                  -- A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
                  -- The name of the fund our of which you are exchanging and the name of the fund into which you are exchanging
                  -- The dollar amount or number of Class Y shares you are exchanging
        BY PHONE  BY PHONE
         OR WIRE  After you establish your fund account, YOU CAN
                  EXCHANGE FUND SHARES BY PHONE IF:
                  -- You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
                  -- The fund into which you are exchanging offers class Y shares
                  -- You are not exchanging more than $5 million worth of shares per account per day
                  -- You can provide the proper account identification information
         THROUGH  CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
            YOUR  INFORMATION ABOUT EXCHANGING YOUR SHARES.
      INVESTMENT
            FIRM

                       SELLING SHARES                                 HOW TO CONTACT US

You can sell some or all of your Class Y shares by writing    BY PHONE
directly to the fund only if your account is registered in    For information or to request a
your name. Include in your request your name, the fund's      telephone transaction between 8:00
name, your fund account number, the class of shares to be     a.m. and 9:00 p.m. (Eastern time)
sold, the dollar amount or number of Class Y shares to be     by speaking with a shareholder
sold and any other applicable requirements as described       services representative call
below.                                                        1-800-294-4480
 --  The transfer agent will send the sale proceeds to your   To request a transaction using
     address of record unless you provide other               FactFone(SM) call 1-800-225-4321
     instructions.                                            BY MAIL
 --  Your request must be signed by all registered owners     Send your written instructions to:
 --  The transfer agent will not process your request until   PIONEER INVESTMENT MANAGEMENT
     it is received in good order.                            SHAREHOLDER SERVICES, INC.
BY FAX                                                        P.O. Box 9014 Boston,
 --  You may sell up to $5 million per account per day if     Massachusetts 02205-9014
     the proceeds are directed to your bank of record         BY FAX
 --  You may sell up to $100,000 per account per day if the   Fax your exchange and sale
     proceeds are not directed to your bank of record         requests to: 1-888-294-4485
BY PHONE                                                      EXCHANGE PRIVILEGE
 --  You may sell up to $5 million per account per day if     The fund and the distributor
     the proceeds are directed to your bank of record         reserve the right to refuse any
 --  You may sell up to $100,000 per account per day if the   exchange request or restrict, at
     proceeds are not directed to your bank of record         any time without notice, the
You may sell fund shares held in a retirement plan account    number and/or frequency of
by phone only if your account is an IRA. You may not sell     exchanges to prevent abuses of the
your shares by phone if you have changed your address (for    exchange privilege. Abuses include
checks) or your bank information (for wires and transfers)    frequent trading in response to
in the last 30 days                                           short-term market fluctuations and
You may receive your sale proceeds:                           a pattern of trading that appears
 --  By check, provided the check is made payable exactly as  to be an attempt to "time the
     your account is registered                               market." In addition, the fund and
 --  By bank wire or by electronic funds transfer, provided   the distributor reserve the right,
     the sale proceeds are being sent to your bank address    at any time without notice, to
     of record                                                charge a fee for exchanges or to
CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.    modify, limit, suspend or
The fund has authorized the distributor to act as its agent   discontinue the exchange
in the repurchase of fund shares from qualified investment    privilege. The fund will provide
firms. The fund reserves the right to terminate this          60 days' notice of material
procedure at any time                                         amendment to or termination of the
                                                              privilege.
                                                              OTHER REQUIREMENTS
                                                              If you must use a written request
                                                              to exchange or sell your Class Y
                                                              shares and your account is
                                                              registered in the name of a
                                                              corporation or other fiduciary you
                                                              must include the name of an
                                                              authorized person and a certified
                                                              copy of a current corporate
                                                              resolution, certificate of
                                                              incumbency or similar legal
                                                              document showing that the named
                                                              individual is authorized to act on
                                                              behalf of the record owner.

SHAREOWNER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS

You are required to obtain a signature guarantee when you are:
 -- Requesting certain types of exchanges or sales of fund shares -- Redeeming shares for which you hold a share certificate
 --  Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

TELEPHONE ACCESS

You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES

Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

EXCHANGE LIMITATION

Each fund's exchange limitation policies are intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

The exchange limitation policy may not apply to transactions made through an omnibus account for fund shares. In determining whether the redemption fee applies or the exchange redemption limit has been reached, Pioneer may aggregate a series of transactions and/or fund accounts if the accounts making the transactions appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. The exchange limitation does not apply to accounts that have a written exchange agreement with the distributor.

MINIMUM ACCOUNT SIZE

Each fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.


OTHER POLICIES

Each fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

Each fund or the distributor may revise, suspend or terminate the account options and services available to shareholders at any time.

Each fund reserves the right to stop offering Class Y shares.

Each fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.

DIVIDENDS AND CAPITAL GAINS

     Each fund declares a dividend daily. The dividend consists of substantially all of the fund's net income. You begin to earn dividends on the first business day following receipt of payment for shares. You continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. Each fund makes distributions from net short- and long-term capital gains, if any, in November. Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in a fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TAXES

     For federal income tax purposes, your distributions from a fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal and state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareowners.

These financial highlights tables are intended to help you understand each fund's financial performance for the past 5 years (or, if shorter, the period of the fund's operations). Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information (except where indicated) has been audited by Arthur Andersen LLP, whose report, along with each fund's financial statements, are included in the SAI, which is available upon request.

FINANCIAL HIGHLIGHTS

PIONEER LIMITED MATURITY BOND FUND
SELECTED DATA FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                         FOR THE SIX
                                                            MONTHS                 FOR THE YEAR ENDED NOVEMBER 30,
                                                            ENDED        ---------------------------------------------------
                                                         MAY 31, 2001     2000       1999       1998       1997       1996
                                                         ------------    -------    -------    -------    -------    -------
                                                         (UNAUDITED)
Net asset value, beginning of period...................    $  3.58       $  3.62    $  3.78    $  3.77    $  3.79    $  3.84
Increase (decrease) from investment operations:
Net investment income (loss)...........................    $  0.11       $  0.22    $  0.21    $  0.22    $  0.21    $  0.24
Net realized and unrealized gain (loss) on
  investments..........................................       0.09         (0.04)     (0.16)      0.01         --      (0.05)
                                                           -------       -------    -------    -------    -------    -------
Net increase (decrease) from investment operations.....    $  0.20       $  0.18    $  0.05    $  0.23    $  0.21    $  0.19
Distributions to shareholders:
Net investment income..................................      (0.11)        (0.22)     (0.21)     (0.22)     (0.23)     (0.24)
                                                           -------       -------    -------    -------    -------    -------
Net increase (decrease) in net asset value.............    $  0.09       $ (0.04)   $ (0.16)   $  0.01    $ (0.02)   $ (0.05)
                                                           -------       -------    -------    -------    -------    -------
Net asset value, end of period.........................    $  3.67       $  3.58    $  3.62    $  3.78    $  3.77    $  3.79
                                                           =======       =======    =======    =======    =======    =======
Total return*..........................................       5.60%         5.18%      1.47%      6.28%      5.64%      5.20%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+...........       0.89%**       0.88%      0.88%      0.85%      0.87%      0.87%
Ratio of net investment income (loss) to average net
  assets+..............................................       5.95%**       6.11%      5.75%      5.78%      6.10%      6.25%
Portfolio turnover rate................................         67%**         43%        86%        70%        31%        65%
Net assets, end of period (in thousands)...............    $30,483       $28,684    $47,781    $49,072    $42,058    $54,637
Ratios assuming no waiver of management fees and
  assumption of expenses by Pioneer and no reduction
  for fees paid indirectly:
Net expenses...........................................       1.88%**       1.58%      1.31%      1.30%      1.44%      1.33%
Net investment income (loss)...........................       4.96%**       5.41%      5.32%      5.33%      5.53%      5.79%
Ratios assuming waiver of management fees and
  assumption of expenses by Pioneer and reduction for
  fees paid indirectly:
Net expenses...........................................       0.85%**       0.85%      0.85%      0.85%      0.85%      0.85%
Net investment income (loss)...........................       5.99%**       6.14%      5.78%      5.78%      6.12%      6.27%

-------------

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratios assuming no reduction for fees paid indirectly.

PIONEER LIMITED MATURITY BOND FUND
SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                            FOR THE SIX
                                                               MONTHS                FOR THE YEAR ENDED NOVEMBER 30
                                                               ENDED        ------------------------------------------------
                                                            MAY 31, 2001     2000      1999       1998       1997      1996
                                                            ------------    ------    -------    -------    ------    ------
                                                            (UNAUDITED)
Net asset value, beginning of period......................     $ 3.58       $ 3.62    $  3.78    $  3.76    $ 3.79    $ 3.85
Increase (decrease) from investment operations:
Net investment income (loss)..............................     $ 0.10       $ 0.20    $  0.18    $  0.19    $ 0.20    $ 0.21
Net realized and unrealized gain (loss) on investments....       0.10        (0.04)     (0.16)      0.01     (0.03)    (0.05)
                                                               ------       ------    -------    -------    ------    ------
Net increase (decrease) from investment operations........     $ 0.20       $ 0.16    $  0.02    $  0.20    $ 0.17    $ 0.16
Distributions to shareholders:
Net investment income.....................................      (0.11)       (0.20)     (0.18)     (0.18)    (0.20)    (0.21)
In excess of net investment income........................         --           --         --         --        --     (0.01)
Net increase (decrease) in net asset value................     $ 0.09       $(0.04)   $ (0.16)   $  0.02    $(0.03)   $(0.06)
                                                               ------       ------    -------    -------    ------    ------
Net asset value, end of period............................     $ 3.67       $ 3.58    $  3.62    $  3.78    $ 3.76    $ 3.79
                                                               ======       ======    =======    =======    ======    ======
Total return*.............................................       5.52%        4.44%      0.64%      5.49%     4.60%     4.37%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+..............       1.21%**      1.52%      1.62%      1.63%     1.67%     1.69%
Ratio of net investment income (loss) to average net
  assets+.................................................       5.62%**      5.49%      5.04%      5.00%     5.29%     5.40%
Portfolio turnover rate...................................         67%**        43%        86%        70%       31%       65%
Net assets, end of period (in thousands)..................     $7,561       $6,215    $10,018    $10,264    $5,187    $4,969
Ratios assuming no waiver of management fees and
  assumption of expenses by Pioneer and no reduction for
  fees paid indirectly:
Net expenses..............................................       2.20%**      2.21%      2.05%      1.99%     2.25%     2.15%
Net investment income (loss)..............................       4.63%**      4.80%      4.61%      4.64%     4.71%     4.94%
Ratios assuming waiver of management fees and assumption
  of expenses by Pioneer and reduction for fees paid
  indirectly:
Net expenses..............................................       1.20%**      1.49%      1.61%      1.62%     1.66%     1.67%
Net investment income (loss)..............................       5.63%**      5.52%      5.05%      5.01%     5.30%     5.42%

-------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratios assuming no reduction for fees paid indirectly.

PIONEER LIMITED MATURITY BOND FUND
SELECTED DATA FOR A CLASS Y SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                       FOR THE
                                                                                      YEAR ENDED
                                                                 FOR THE SIX         NOVEMBER 30         APRIL 9, 1998
                                                                MONTHS ENDED       ----------------         THROUGH
                                                                MAY 31, 2001        2000      1999     NOVEMBER 30, 1998
                                                              -----------------    ------    ------    -----------------
                                                                 (UNAUDITED)
Net asset value, beginning of period........................       $ 3.59          $ 3.62    $ 3.79         $ 3.77
Increase (decrease) from investment operations:
Net investment income (loss)................................       $ 0.12          $ 0.23    $ 0.23         $ 0.14
Net realized and unrealized gain (loss) on investments......         0.10           (0.03)    (0.17)          0.02
                                                                   ------          ------    ------         ------
Net increase (decrease) from investment operations..........       $ 0.22          $ 0.20    $ 0.06         $ 0.16
Distributions to shareholders:
Net investment income.......................................        (0.12)          (0.23)    (0.23)         (0.14)
In excess of net investment income..........................                           --        --             --
                                                                   ------          ------    ------         ------
Net increase (decrease) in net asset value..................       $ 0.10          $(0.03)   $(0.17)        $ 0.02
Net asset value, end of period..............................       $ 3.69          $ 3.59    $ 3.62         $ 3.79
                                                                   ======          ======    ======         ======
Total return*...............................................       $ 6.21%           5.60%     1.64%          4.35%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+................         0.22%**         0.40%     0.48%          0.55%**
Ratio of net investment income (loss) to average net
  assets+...................................................         6.60%**         6.62%     6.18%          5.99%**
Portfolio turnover rate.....................................           67%**           43%       86%            70%
Net assets, end of period (in thousands)....................       $  413          $  270    $  391         $  440
Ratios assuming no waiver of management fees and assumption
  of expenses by Pioneer and no reduction for fees paid
  indirectly:
Net expenses................................................         1.19%**         1.09%     0.90%          0.74%**
Net investment income (loss)................................         5.63%**         5.93%     5.76%          5.80%**
Ratios assuming waiver of management fees and assumption of
  expenses by Pioneer and reduction for fees paid
  indirectly:
Net expenses................................................         0.19%**         0.35%     0.46%          0.55%**
Net investment income (loss)................................         6.63%**         6.67%     6.20%          5.99%**

-------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges.

** Annualized.

 + Ratios assuming no reduction for fees paid indirectly.

PIONEER BOND FUND
SEL

                                                        FOR THE SIX                     FOR THE YEAR ENDED JUNE 30
                                                       MONTHS ENDED       -------------------------------------------------------
                                                     DECEMBER 31, 2000      2000        1999        1998       1997        1996
                                                     -----------------    --------    --------    --------    -------    --------
                                                        (UNAUDITED)
Net asset value, beginning of period...............       $  8.47         $   8.94    $   9.37    $   9.07    $  9.08    $   9.35
Increase (decrease) from investment operations:
Net investment income (loss).......................       $  0.29         $   0.58    $   0.56    $   0.59    $  0.63    $   0.64
Net realized and unrealized gain (loss) on
  investments......................................          0.25            (0.47)      (0.43)       0.30      (0.01)      (0.27)
                                                          -------         --------    --------    --------    -------    --------
Net increase (decrease) from investment
  operations.......................................       $  0.54         $   0.11    $   0.13    $   0.89    $  0.62    $   0.37
Distributions to shareholders:
Net investment income..............................         (0.29)           (0.58)      (0.56)      (0.59)     (0.63)      (0.64)
Net increase (decrease) in net asset value.........          0.25         $  (0.47)   $  (0.43)   $   0.30    $ (0.01)   $  (0.27)
                                                          -------         --------    --------    --------    -------    --------
Net asset value, end of period.....................       $  8.72         $   8.47    $   8.94    $   9.37    $  9.07    $   9.08
                                                          =======         ========    ========    ========    =======    ========
Total return*......................................          6.47%            1.30%       1.35%      10.04%      7.09%       4.02%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+.......          1.28%**          1.18%       1.04%       1.18%      1.14%       1.19%
Ratio of net investment income (loss) to average
  net assets+......................................          6.53%**          6.68%       6.01%       6.34%      6.97%       6.80%
Portfolio turnover rate............................            26%**            60%         46%         44%        48%         39%
Net assets, end of period (in thousands)...........       $96,541         $102,349    $129,487    $114,326    $98,310    $101,957
Ratios assuming reduction for fees paid indirectly:
Net expenses.......................................          1.25%**          1.15%       1.02%       1.17%      1.12%       1.18%
Net investment income (loss).......................          6.56%**          6.71%       6.03%       6.35%      6.99%       6.81%

---------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratios assuming no reduction for fees paid indirectly.
 ECTED DATA FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

PIONEER BOND FUND
SELECTED DATA FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                        FOR THE SIX MONTHS                FOR THE YEAR ENDED JUNE 30
                                                              ENDED           ---------------------------------------------------
                                                        DECEMBER 31, 2000      2000       1999       1998       1997       1996
                                                        ------------------    -------    -------    -------    -------    -------
                                                           (UNAUDITED)
Net asset value, beginning of period..................       $  8.44          $  8.91    $  9.33    $  9.03    $  9.02    $  9.31
Increase (decrease) from investment operations:
Net investment income (loss)..........................       $  0.24          $  0.50    $  0.48    $  0.51    $  0.56    $  0.57
Net realized and unrealized gain (loss) on
  investments.........................................          0.25            (0.46)     (0.42)      0.31      (0.01)     (0.28)
                                                             -------          -------    -------    -------    -------    -------
Net increase (decrease) from investment operations....       $  0.49          $  0.04    $  0.06    $  0.82    $  0.55    $  0.29
Distributions to shareholders:
Net investment income.................................         (0.24)           (0.51)     (0.48)     (0.52)     (0.54)     (0.57)
In excess of net investment income....................       $  0.25               --         --         --         --      (0.01)
Net increase (decrease) in net asset value............                        $ (0.47)   $ (0.42)   $  0.30    $  0.01    $ (0.29)
                                                             -------          -------    -------    -------    -------    -------
Net asset value, end of period........................       $  8.69          $  8.44    $  8.91    $  9.33    $  9.03    $  9.02
                                                             =======          =======    =======    =======    =======    =======
Total return*.........................................          5.86%            0.48%      0.57%      9.21%      6.24%      3.15%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+..........          2.37%**          2.05%      1.86%      1.98%      1.97%      1.96%
Ratio of net investment income (loss) to average net
  assets+.............................................          5.48%**          5.81%      5.18%      5.52%      6.12%      6.10%
Portfolio turnover rate...............................            26%**            60%        46%        44%        48%        39%
Net assets, end of period (in thousands)..............       $34,247          $37,269    $49,816    $30,888    $20,104    $14,843
Ratios assuming reduction for fees paid indirectly:
Net expenses..........................................          2.36%**          2.03%      1.83%      1.97%      1.96%      1.94%
Net investment income (loss)..........................          5.49%**          5.83%      5.21%      5.53%      6.13%      6.03%

---------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratios assuming no reduction for fees paid indirectly.

PIONEER BOND FUND
SELECTED DATA FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                      FOR THE SIX
                                                     MONTHS ENDED            FOR THE YEAR ENDED JUNE 30          JANUARY 31, 1996
                                                     DECEMBER 31,       -------------------------------------        THROUGH
                                                         2000            2000      1999       1998      1997      JUNE 30, 1996
                                                   -----------------    ------    -------    ------    ------    ----------------
                                                      (UNAUDITED)
Net asset value, beginning of period.............       $ 8.46          $ 8.89    $  9.31    $ 9.02    $ 9.02        $   9.54
Increase (decrease) from investment operations:
Net investment income (loss).....................       $ 0.26          $ 0.48    $  0.48    $ 0.52    $ 0.54        $   0.23
Net realized and unrealized gain (loss) on
  investments....................................         0.24           (0.45)     (0.42)     0.29        --           (0.52)
                                                        ------          ------    -------    ------    ------        --------
Net increase (decrease) from investment
  operations.....................................       $ 0.50          $ 0.03    $  0.06    $ 0.81    $ 0.54        $  (0.29)
Distributions to shareholders:
Net investment income............................        (0.26)          (0.46)     (0.48)    (0.52)    (0.54)          (0.22)
In excess of net investment income...............                           --         --        --        --           (0.01)
Net increase (decrease) in net asset value.......       $ 0.24          $(0.43)   $ (0.42)   $ 0.29    $   --        $  (0.52)
                                                        ------          ------    -------    ------    ------        --------
Net asset value, end of period...................       $ 8.70          $ 8.46    $  8.89    $ 9.31    $ 9.02        $   9.02
                                                        ======          ======    =======    ======    ======        ========
Total return*....................................         6.01%           0.36%      0.60%     9.12%     6.13%          (3.00)%
RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets+.....         1.95%**         2.32%      1.86%     1.90%     2.05%           2.18%**
Ratio of net investment income (loss) to average
  net assets+....................................         5.86%**         5.53%      5.17%     5.58%     5.83%           5.79%**
Portfolio turnover rate..........................           26%**           60%        46%       44%       48%             39%
Net assets, end of period (in thousands).........       $6,158          $6,264    $10,369    $8,515    $4,588        $    343
Ratios assuming reduction for fees paid
  indirectly:
Net expenses.....................................         1.92%**         2.30%      1.83%     1.89%     1.92%           2.13%**
Net investment income (loss).....................         5.89%**         5.55%      5.20%     5.59%     5.96%           5.84%**

---------------
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratios assuming no reduction for fees paid indirectly.

PIONEER BOND FUND
SELECTED DATA FOR A CLASS Y SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

Since Class Y shares are a new class of shares for Bond Fund, no financial highlights for Class Y shares are available.

                       INFORMATION CONCERNING THE MEETING

SHAREHOLDER PROPOSALS

     Your fund is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

     Shareholder proposals are subject to certain regulations under the federal securities laws.

SHARES HELD IN RETIREMENT PLANS

     The trustee or custodian of certain retirement plans is required to vote any unvoted shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

     With respect to your fund, a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that, at the time any session of the shareholder meeting for the fund is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the fund's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

METHOD OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this proxy statement and prospectus and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at its expense, have one or more of the funds' officers, representatives or compensated third-party agents, including Pioneer, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and Pioneer Funds Distributor, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions.

     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


OUTSTANDING SHARES

     As of July 20, 2001, 7,290,164.103 Class A shares, 2,041,280.696 Class B shares and 101,938.042 Class Y shares of beneficial interest of your fund were outstanding. Only shareholders of record on July 20, 2001 (the record date) are entitled to notice of and to vote at the meeting.


OTHER BUSINESS

     While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, the persons named in the enclosed proxy intend to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.


                        OWNERSHIP OF SHARES OF THE FUNDS

     To the knowledge of the fund, as of May 31, 2001, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund and Bond Fund:

                                                                                         PRO FORMA OWNERSHIP OF BOND FUND AS OF
         NAMES AND ADDRESSES OF                    LIMITED MATURITY BOND FUND                         MAY 31, 2001
    OWNERS OF MORE THAN 5% OF SHARES        CLASS A    CLASS B    CLASS C    CLASS Y    CLASS A    CLASS B    CLASS C    CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
   Sylvia A. Wade                           7.40%                                       1.76%
   105 Windrock Lane
   Cary, NC 27511-9766
---------------------------------------------------------------------------------------------------------------------------------
   Merrill Lynch, Pierce, Fenner & Smith    7.20%      14.47%                           1.71%      11.79%
   Incorporated
   for the Sole Benefit of its Customers
   Mutual Fund Administration
   4800 Deer Lake Drive East, 2nd Floor
   Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------------------
   First Command Bank Trust Dept.                                            39.95%                                      39.95%
   Box 901041
   Fort Worth, TX 76101
---------------------------------------------------------------------------------------------------------------------------------
   First Command Bank Trust Dept.                                            28.23%                                      28.23%
   Box 901041
   Fort Worth, TX 76101
---------------------------------------------------------------------------------------------------------------------------------
   US Trust Co of Pacific NW, Trustee                                        12.39%                                      12.39%
   Pioneer Retirement Benefit Plan
   US Trust Co of the Pacific NW
   Attn: Special Fiduciary Services
   4380 SW Macadam Ave, Suite 450
   Portland, OR 97201
---------------------------------------------------------------------------------------------------------------------------------
   US Trust Co of Pacific NW, Trustee                                        9.90%                                        9.90%
   Pioneer Retirement Benefit Plan
   US Trust Co of the Pacific NW
   Attn: Special Fiduciary Services
   4380 SW Macadam Ave, Suite 450
   Portland, OR 97201
---------------------------------------------------------------------------------------------------------------------------------
   John F. Cogan, Jr.                                                        9.09%                                        9.09%
   C/O Hale and Dorr
   60 State Street
   Boston, MA 02109

                                                                                         PRO FORMA OWNERSHIP OF BOND FUND AS OF
         NAMES AND ADDRESSES OF                            BOND FUND                                  MAY 31, 2001
    OWNERS OF MORE THAN 5% OF SHARES        CLASS A    CLASS B    CLASS C    CLASS Y    CLASS A    CLASS B    CLASS C    CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
   Merrill Lynch, Pierce, Fenner & Smith               11.22%     15.08%                           11.79%     15.08%
   Incorporated
   for the Sole Benefit of its Customers
   Mutual Fund Administration
   4800 Deer Lake Drive East, 2nd Floor
   Jacksonville, FL 32246

     As of May 31, 2001, the trustees and officers of your fund and Bond Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of the respective funds.

EXPERTS

     The financial statements and the financial highlights of Limited Maturity Bond Fund and Bond Fund, as of November 30, 2000 and June 30, 2000, respectively, are incorporated by reference into this proxy statement and prospectus. The financial statements and highlights have been independently audited by Arthur Andersen LLP, as stated in their reports appearing with respect thereto. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as experts in giving said reports.

AVAILABLE INFORMATION

     Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy statements and other information with the SEC. You can view these reports, proxy statements and other information at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section Washington, D.C. 20549-0102.

                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this 3rd day of August, 2001, between Pioneer Bond Fund (the "ACQUIRING FUND"), a business trust organized under the laws of the State of Delaware with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Limited Maturity Bond Fund, a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "ACQUIRED FUND").

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the issuance to the Acquired Fund of shares of beneficial interest of each Class of the Acquiring Fund that corresponds to each Class of shares of the Acquired Fund (collectively, the "ACQUIRING FUND SHARES" and each, an "ACQUIRING FUND SHARE"), and (ii) the assumption by the Acquiring Fund of (I) the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date set forth below (the "CLOSING DATE") and (II) the liabilities of the Acquired Fund with respect to its investment operations that are not required by generally accepted accounting principles ("GAAP") to be included in the calculation of NAV consistent with liabilities incurred by registered management investment companies in the ordinary course of their businesses (i.e., not including any extraordinary obligations, including, but not limited to legal proceedings, shareholder claims and distribution payments) (the "ASSUMED LIABILITIES"), and
(b) the distribution by the Acquired Fund, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Fund and the Acquired Fund are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders;

     WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "SECURITIES ACT"), liens for taxes not yet due and contractual restrictions on the transfer of the acquired assets), and the Acquiring Fund agrees in exchange therefor: (a) to issue to the Acquired Fund the number of Acquiring Fund Shares of each Class, including fractional Acquiring Fund Shares, determined (to at least two decimal places) by dividing the value of the Acquired Fund's net assets attributable to a Class of shares and transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Fund Share of the applicable Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "CLOSING").

     1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of its property, including, without limitation, all goodwill, all contractual rights of the Acquired Fund, all other intangible property owned by the Acquired Fund and originals or copies of all books and records of the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and shall not acquire, without the consent of the Acquiring Fund, any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

     1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Fund shall prepare an unaudited statement of assets and liabilities (the "CLOSING STATEMENT"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall assume the Assumed Liabilities.

     1.4. On the Closing Date or as soon thereafter as is conveniently practicable, the Acquired Fund shall liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "ACQUIRED FUND SHAREHOLDERS") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders (as provided to the Acquiring Fund by the Acquired Fund) and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund will not issue share certificates representing Acquiring Fund Shares unless a shareholder specifically requests the Acquiring Fund Shares in certificated form and, if applicable, in exchange for outstanding certificates representing.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

     1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the Commonwealth of Massachusetts and in accordance with the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws of the Acquired Fund.

     2. VALUATION

     2.1. The value of the assets of the Acquired Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "VALUATION DATE"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Fund as in effect on the date hereof.

     2.2. The NAV of the Acquiring Fund shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

     2.3. All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Fund.

     3. CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be September   , 2001, or such later date as
the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

     3.2. Portfolio securities shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Fund for examination no later than three business days preceding the Valuation Date. The Acquiring Fund may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Fund or the acquisition of such securities by the Acquiring Fund would violate the investment policies and restrictions of the Acquired Fund and the Acquiring Fund. The portfolio securities, cash and due bills shall be delivered by the Acquired Fund to BBH as custodian for the Acquiring Fund for the account of the Acquiring Fund at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds or transferred to an account of the Acquiring Fund specified by the Acquiring Fund.

     3.3. BBH, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4. In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2001, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     3.5. The Acquired Fund shall deliver to the Acquiring Fund at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Fund as being an accurate record of the information (i) provided by Acquired Fund Shareholders or (ii) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers.

     3.6. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     4. LIQUIDATION AND TERMINATION OF ACQUIRED FUND

     4.1. As soon as practicable after the Closing, the Acquired Fund shall liquidate and distribute pro rata to the Acquired Fund Shareholders the Acquiring Fund Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records in the names of Acquired Fund Shareholders as delivered to the Acquiring Fund prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Fund Shareholder in the Acquiring Fund Shares of the corresponding Class held by the Acquired Fund Shareholder at the time of the Closing.

     4.2. In connection with such liquidating distributions, (a) the Acquiring Fund shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Fund shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Fund, acting reasonably, shall be made to restrict the further transfer of the Acquired Fund's shares.

     4.3. As soon as practicable after the liquidation of the Acquired Fund, the Acquired Fund shall terminate its existence as a business trust under the laws of the Commonwealth of Massachusetts and in accordance with the Declaration of Trust and By-Laws of the Acquired Fund.

     5. REPRESENTATIONS AND WARRANTIES

     5.1. The Acquired Fund represents and warrants to the Acquiring Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Acquired Fund as now being conducted;

          (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "COMMISSION") as an investment company under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT") is in full force and effect;

          (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which it is a party or by which its assets are bound;

          (d) Except as included in the calculation of NAV on the Valuation Date, the Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund on or prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;


          (f) The statement of assets and liabilities of the Acquired Fund as of November 30, 2000 has been audited by Arthur Andersen LLP, independent certified public accountants, has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Fund as of such date; except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date;

          (g) Since November 30, 2000, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquired Fund has not taken any action which has caused or will cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund has not been notified that any tax return or other filing of the Acquired Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

             (A) Within the times and in the manner prescribed by law, the Acquired Fund has filed all federal, state and local tax returns, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it and which are required to be filed;

             (B) The Acquired Fund has paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due;

             (C) All tax returns filed by the Acquired Fund constitute complete and accurate reports of the respective tax liabilities of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all items required to be included or reflected in such returns except for such instances of misreporting with respect to which, individually or in the aggregate, the Acquired Fund is not required to notify any shareholder;

             (D) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

             (E) The Acquired Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Fund's knowledge, all of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

          (k) The Acquired Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) Any information furnished by the Acquired Fund for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (m) The proxy statement to be included in the Acquiring Fund's Registration Statement on Form N-14 attached hereto as Annex A (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Fund or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

          (o) To the Acquired Fund's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

          (p) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;


          (q) The prospectus of the Acquired Fund dated April 2, 2001, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

          (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to Section
     8.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

     5.2. The Acquiring Fund represents and warrants to the Acquired Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The prospectus and statement of additional information of the Acquiring Fund included in the Acquiring Fund's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Acquiring Fund is not, and its execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or By-Laws or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which it is a party or by which its assets are bound;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

          (f) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable; the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

          (h) The information to be furnished by the Acquiring Fund for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (i) The Acquiring Fund is a qualified institutional buyer as defined in Rule 144A under the Securities Act;

          (j) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

          (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Fund has not taken any action which has caused or will cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The Acquiring Fund has not been notified that any tax return or other filing of the Acquiring Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

             (A) Within the times and in the manner prescribed by law, the Acquiring Fund has filed all federal, state and local tax returns, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it and which are required to be filed;

             (B) The Acquiring Fund has paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due;

             (C) All tax returns filed by the Acquiring Fund constitute complete and accurate reports of the respective tax liabilities of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all items required to be included or reflected in such returns except for such instances of misreporting with respect to which, individually or in the aggregate, the Acquiring Fund is not required to notify any shareholder;

             (D) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

             (E) The Acquiring Fund has not been notified that any examinations of the federal, state, local or foreign tax return of the Acquiring Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (l) Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Fund's registration statement;

          (m) The Acquiring Fund Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Fund then in effect and qualified for sale under the applicable state securities laws;

          (n) The Acquiring Fund Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Fund's Registration Statement on Form N-14. On the Closing Date, the Acquiring Fund shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Fund Shares; and

          (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to Section
     7.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

     6. COVENANTS OF EACH OF THE PARTIES

     6.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     6.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon the matters set forth in the proxy statement. Each of the Acquired Fund and the Acquiring Fund will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     6.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     6.5. Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the Reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

     6.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Fund's Treasurer or any Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

     6.8. The Acquired Fund shall provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Fund's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.9. The Acquired Fund shall maintain errors and omissions insurance covering management of the Acquired Fund prior to and including the Closing Date.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     7.1. All representations and warranties made in this Agreement by the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President, Executive Vice President, Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     7.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex B concerning certain tax-related matters with respect to the Acquiring Fund.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1. All representations and warranties made in this Agreement by the Acquired Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Fund's Treasurer or any Assistant Treasurer;

     8.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or any Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex C concerning certain tax-related matters with respect to the Acquired Fund.

     9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of each of the Acquired Fund's Declaration of Trust and

By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4. The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     9.5. The parties shall have received a favorable opinion of Hale and Dorr LLP, addressed to the Acquiring Fund and the Acquired Fund and satisfactory to the Acquiring Fund and the Acquired Fund, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund and will constitute a reorganization within the meaning of Section 368(a) of the Code.

     10. BROKERAGE FEES AND EXPENSES

     10.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The parties have been informed by Pioneer Investment Management, Inc. that it will pay all expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

     11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     12. TERMINATION

     12.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Fund and the Acquiring Fund;
(b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but, except as provided in Section 10, each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

     14. NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by hand, prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

     15. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Fund and the Acquired Fund shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Acquiring Fund and the Acquired Fund and this Agreement has been executed by authorized officers of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Declaration of Trust of the Acquiring Fund and the Acquired Fund, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Executive Vice President and attested by its Secretary or Assistant Secretary.

Attested                                                     PIONEER LIMITED MATURITY BOND FUND

By:                                                          By:
 ----------------------------------------------------------  ----------------------------------------------------------
Name: Joseph P. Barri                                        Name:
Title: Secretary                                             Title:

Attest:                                                      PIONEER BOND FUND

By:                                                          By:
 ----------------------------------------------------------  ----------------------------------------------------------
Name: Joseph P. Barri                                        Name:
Title: Secretary                                             Title:

                                   EXHIBIT B

   EXCERPTS FROM LIMITED MATURITY BOND FUND'S NOVEMBER 30, 2000 ANNUAL REPORT

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

PIONEER LIMITED MATURITY BOND FUND
INVESTMENT RETURNS (CLASS A SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of November 30, 2000)

PERIOD                    NET ASSET VALUE    PUBLIC OFFERING PRICE*
Life of Fund (8/10/92)         4.88%                  4.56%
5 Years                        4.74%                  4.21%
1 Year                         5.18%                  2.63%

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                PIONEER LIMITED MATURITY     MERRILL LYNCH 1-3 YEAR     GOVERNMENT/CORPORATE BOND
                                                       BOND FUND*                TREASURY INDEX            INDEX-INTERMEDIATE
                                                ------------------------     ----------------------     -------------------------
8/92                                                     9750.00                    10000.00                    10000.00
11/92                                                    9809.00                    10018.00                     9969.00
                                                        10204.00                    10372.00                    10562.00
                                                        10425.00                    10623.00                    10938.00
                                                        10466.00                    10586.00                    10700.00
11/94                                                   10457.00                    10697.00                    10739.00
                                                        11122.00                    11375.00                    11732.00
                                                        11466.00                    11810.00                    12297.00
                                                        11606.00                    11975.00                    12270.00
11/96                                                   12062.00                    12494.00                    13013.00
                                                        12332.00                    12766.00                    13175.00
                                                        12743.00                    13235.00                    13835.00
                                                        13094.00                    13657.00                    14337.00
11/98                                                   13543.00                    14207.00                    15059.00
                                                        13633.00                    14380.00                    15022.00
                                                        13743.00                    14674.00                    15228.00
                                                        13820.00                    14978.00                    15394.00
11/00                                                   14455.00                    15684.00                    16410.00

PIONEER LIMITED MATURITY BOND FUND
INVESTMENT RETURNS (CLASS B SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of November 30, 2000)

PERIOD                                  IF HELD    IF REDEEMED*
Life of Fund (4/4/94)                    4.20%         4.20%
5 Years                                  3.89%         3.89%
1 Year                                   4.44%         2.46%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                PIONEER LIMITED MATURITY     MERRILL LYNCH 1-3 YEAR      GOVERNMENT/CREDIT BOND
                                                       BOND FUND*                TREASURY INDEX            INDEX-INTERMEDIATE
                                                ------------------------     ----------------------      ----------------------
4/94                                                    10000.00                    10000.00                    10000.00
                                                         9987.00                    10014.00                    10007.00
                                                         9961.00                    10119.00                    10043.00
                                                        10539.00                    10761.00                    10972.00
11/95                                                   10850.00                    11172.00                    11501.00
                                                        10910.00                    11328.00                    11475.00
                                                        11325.00                    11819.00                    12170.00
                                                        11521.00                    12077.00                    12322.00
                                                        11845.00                    12520.00                    12939.00
5/98                                                    12107.00                    12919.00                    13409.00
                                                        12496.00                    13440.00                    14084.00
                                                        12521.00                    13603.00                    14049.00
                                                        12576.00                    13881.00                    14242.00
                                                        12603.00                    14169.00                    14397.00
11/00                                                   13135.00                    14837.00                    15347.00

PIONEER LIMITED MATURITY BOND FUND
INVESTMENT RETURNS (CLASS Y SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of November 30, 2000)

PERIOD                    NET ASSET VALUE    PUBLIC OFFERING PRICE*
Life of Fund (4/9/98)          4.37%                  4.37%
1 Year                         5.60%                  5.60%

* Assumes reinvestment of distributions at net asset value.

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                PIONEER LIMITED MATURITY     MERRILL LYNCH 1-3 YEAR     GOVERNMENT/CORPORATE BOND
                                                       BOND FUND*                TREASURY INDEX            INDEX-INTERMEDIATE
                                                ------------------------     ----------------------     -------------------------
4/98                                                    10000.00                    10000.00                    10000.00
                                                        10050.00                    10053.00                    10073.00
                                                        10255.00                    10281.00                    10333.00
11/98                                                   10432.00                    10458.00                    10580.00
                                                        10444.00                    10485.00                    10524.00
                                                        10518.00                    10585.00                    10554.00
                                                        10488.00                    10682.00                    10560.00
11/99                                                   10602.00                    10801.00                    10699.00
                                                        10631.00                    10885.00                    10711.00
                                                        10678.00                    11026.00                    10815.00
                                                        11014.00                    11295.00                    11220.00
11/00                                                   11196.00                    11545.00                    11529.00

+ Index comparison begins 8/31/92 for Class A shares, 4/30/94 for Class B shares and 4/30/98 for Class Y shares. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION 11/30/00

     Treasury securities, particularly long-term bonds, outperformed the overall fixed income market during the 12-month period ended November 30, 2000. In the following discussion, Richard Schlanger, a key member of the team responsible for the management of Pioneer Limited Maturity Bond Fund, provides an update on the Fund, the economic environment and the investment strategies that influenced performance during the fiscal year.

     Q: HOW DID PIONEER LIMITED MATURITY BOND FUND PERFORM OVER THE 12-MONTH PERIOD?

     A: For the 12 months ended November 30, the Fund's Class A shares and Class B shares returned 5.18% and 4.44%, respectively, at net asset value. In comparison, the average return of funds in the short-intermediate investment-grade debt category of Lipper, Inc. was 6.55%. (Lipper is an independent firm that tracks mutual fund performance.) For the year ended November 30, 2000, the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index returned 6.87% and 7.77%, respectively.

     Throughout the 12-month period, the Fund delivered a consistent level of income. The 30-day SEC yield of Class A shares, for example, was 6.67% on November 30, 2000 compared to 6.83% six months ago, despite nearly a 0.70% drop in 5-year Treasury note yields.

     On a total return basis, performance improved markedly during the second half of the year as we encountered fewer credit problems. Fund performance was helped by our decisions to increase Treasuries and to decrease finance-related securities because of their credit risks. We sold NationsBank Corp. when it was acquired by Citigroup, and also liquidated Citicorp and Bank One. We chose to sell premium mortgage securities and instead buy current coupon mortgages to lessen prepayment risks.

     Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

     A: It was a year of contrasts, with interest rates rising and bond prices falling during the first half, while rates fell and bond prices rose during the second six months. Throughout the 12-month period, long-term Treasuries, in which the Fund cannot invest, led the fixed income market's performance. The performance of Treasuries was helped by several technical factors that shifted the supply/demand relationship. Strong tax receipts helped increase the federal government's budget surplus, and the Treasury Department continued to pay down debt. Faced with a diminishing supply of Treasuries, investors flocked to Treasuries with longer maturities, which were in particularly limited supply.

     Elsewhere in the fixed income markets, the differences or spreads between the yields of Treasuries and other securities grew larger--or widened--with non-Treasury securities underperforming Treasuries. Faced with the possibility of slowing economic growth, investors tended to de-emphasize debt securities with credit risk and migrated to solid corporate credits. Just as with stocks, if there were a problem within a sector, the securities of companies in the entire sector became victims of guilt by association and most names suffered. Particularly hard hit were lower-quality, high yield bonds, whose prices fell even as Treasury securities increased in price. Examples of Fund holdings affected by this trend included J.C. Penny and Shopko stores.

     Q: WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE PERIOD?

     A: During the first half of the year, the Fund's Treasury weighting declined. These securities were the most liquid--or easily traded--instruments during a time when investors moved away from most types of corporate securities. In the final six months of the period, however, we added to our Treasury position, while reducing our bank and finance exposure. We believed we were late in this period of economic expansion, and banks could begin to experience problems with non-performing loans. We also reduced premium--or high-coupon--mortgage securities because we thought that, as interest rates declined, homeowners could refinance their mortgages at lower interest rates. If prepayments were to increase, the prices of mortgage-backed securities, especially those with premium coupons, could decline. At the same time that we lowered the Fund's premium mortgage holdings, we increased exposure to other mortgages with more pre-payment protection, as well as to energy industry-related securities, which we thought would perform well in a period of stable, high energy prices. We added Valero Energy and Nisource Finance Corp. to the portfolio over the period.

     During the final six months of the fiscal year, we raised the Fund's weightings in Treasury and government-agency securities, in mortgage pass-through securities and in industrial sector bonds. Treasuries and agencies rose from 8.0% at May 31, 2000 to 12.5% of net assets, mortgage-pass through securities climbed from 19.8% to 22.9% of net assets and industrial issues rose from 20.4% to 23.9% of net assets. In the same six-month period, bank and finance bonds were reduced from 16.2% of net assets to 7.0%, collateralized mortgage obligations (CMOs) declined from 14.2% to 13.8% of net assets and asset-backed securities declined from 13.9% to 12.3% of net assets. In the final six months of the fiscal year, we did not dramatically shorten or extend the Fund's duration. At November 30, 2000, the Fund's duration (or measurement of risk) was 2.84 years. Average credit quality of the portfolio has remained relatively high, at AA. (Ratings apply to underlying portfolio securities, not Fund shares.)

     Q: WHAT IS YOUR OUTLOOK?

     A: We believe economic growth is beginning to slow, and that the Federal Reserve will lower short-term interest rates. We have already begun to see signs that the spreads between the yields of corporate securities and Treasuries may narrow, which should support the performance of corporate securities. We believe short-term rates may decline more than long-term rates, which already have fallen substantially since the beginning of the year.

     Given this view, we are optimistic about the market for investment grade, limited maturity bonds and think the Fund is well positioned to provide shareowners with an attractive total return.

   EXCERPTS FROM LIMITED MATURITY BOND FUND'S MAY 31, 2001 SEMIANNUAL REPORT


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Credit Bond Index-Intermediate.

PIONEER LIMITED MATURITY BOND FUND
INVESTMENT RETURNS (CLASS A SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of May 31, 2001)


PERIOD                    NET ASSET VALUE    PUBLIC OFFERING PRICE*
Life of Class (8/10/92)         5.24%                 4.95%
5 Years                         5.63%                 5.08%
1 Year                         10.45%                 7.71%

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                PIONEER LIMITED MATURITY     MERRILL LYNCH 1-3 YEAR      GOVERNMENT/CREDIT BOND
                                                       BOND FUND*                TREASURY INDEX            INDEX-INTERMEDIATE
                                                ------------------------     ----------------------      ----------------------
8/92                                                       9750                       10000                       10000
                                                           9809                       10018                        9969
                                                          10204                       10372                       10561
11/93                                                     10425                       10623                       10937
                                                          10466                       10586                       10698
                                                          10457                       10697                       10737
                                                          11122                       11375                       11731
                                                          11466                       11810                       12298
5/96                                                      11606                       11975                       12271
                                                          12062                       12494                       13013
                                                          12332                       12766                       13176
                                                          12743                       13235                       13837
                                                          13094                       13657                       14340
11/98                                                     13543                       14207                       15064
                                                          13633                       14380                       15026
                                                          13743                       14674                       15232
                                                          13820                       14978                       15400
                                                          14455                       15684                       16416
5/01                                                      15265                       16443                       17337

PIONEER LIMITED MATURITY BOND FUND
INVESTMENT RETURNS (CLASS B SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of May 31, 2001)

PERIOD                                  IF HELD    IF REDEEMED*
Life of Class (4/4/94)                   4.69%         4.69%
5 Years                                  4.90%         4.90%
1 Year                                   9.97%         7.97%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                PIONEER LIMITED MATURITY     MERRILL LYNCH 1-3 YEAR      GOVERNMENT/CREDIT BOND
                                                       BOND FUND*                TREASURY INDEX            INDEX-INTERMEDIATE
                                                ------------------------     ----------------------      ----------------------
4/94                                                      10000                       10000                       10000
                                                           9987                       10014                       10007
                                                           9961                       10119                       10043
5/95                                                      10539                       10761                       10973
                                                          10850                       11172                       11504
                                                          10910                       11328                       11478
                                                          11325                       11819                       12172
5/97                                                      11521                       12077                       12324
                                                          11845                       12520                       12943
                                                          12107                       12919                       13413
                                                          12496                       13440                       14090
5/99                                                      12521                       13603                       14054
                                                          12576                       13881                       14248
                                                          12603                       14169                       14405
                                                          13135                       14837                       15355
5/01                                                      13860                       15555                       16216

PIONEER LIMITED MATURITY BOND FUND
INVESTMENT RETURNS (CLASS Y SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of May 31, 2001)

PERIOD                                  IF HELD    IF REDEEMED*
Life of Class (4/9/98)                    5.66%        5.66%
1 Year                                   11.35%       11.35%

* Assumes reinvestment of distributions

[LINE GRAPH]

                                                                                                             LEHMAN BROTHERS
                                                PIONEER LIMITED MATURITY     MERRILL LYNCH 1-3 YEAR      GOVERNMENT/CREDIT BOND
                                                       BOND FUND*                TREASURY INDEX            INDEX-INTERMEDIATE
                                                ------------------------     ----------------------      ----------------------
4/98                                                      10000                       10000                       10000
5/98                                                      10050                       10053                       10073
                                                          10255                       10281                       10333
                                                          10432                       10458                       10582
                                                          10444                       10485                       10525
5/99                                                      10518                       10585                       10555
                                                          10488                       10682                       10561
                                                          10602                       10801                       10700
                                                          10631                       10885                       10714
5/00                                                      10678                       11026                       10818
                                                          11014                       11293                       11223
                                                          11196                       11545                       11532
                                                          11766                       11905                       12050
5/01                                                      11891                       12104                       12178

+ Index comparison begins 8/31/92 for Class A shares, 4/30/94 for Class B shares and 4/30/98 for Class Y shares. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Lehman Brothers Government/Credit Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION 5/31/01

     Short and intermediate securities led the performance in fixed income markets during the six-month period ending May 31, 2001. Moving aggressively, the U.S. Federal Reserve attempted to reinvigorate the slowing economy by lowering short-term rates five separate times during the period. In the following discussion, Richard Schlanger, a key member of the team that manages Pioneer Limited Maturity Bond Fund, provides an update on the Fund, the economic environment and the investment strategies that influenced the Fund's performance during the six months.

     Q: HOW DID PIONEER LIMITED MATURITY BOND FUND PERFORM DURING THE SIX
MONTHS?

     A: The Fund's performance was very good. For the six months ended May 31, 2001, the Fund's Class A shares and Class B shares returned 5.60% and 5.52%, respectively. In comparison, the average return of funds in Lipper's short-intermediate investment-grade debt category was 4.93%. (Lipper, Inc. is an independent firm that tracks mutual fund performance.)

     Throughout the period, the Fund continued to provide attractive income, despite declining yields from short-term securities. The 30-day SEC yield of Class A shares, for example, was 5.46% on May 31, 2001 as opposed to the yield six months ago of 6.67%.

     Q: WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

     A: The environment for the types of securities in which we invest was very favorable. Interest rates on short and intermediate securities declined rapidly after the U.S. Federal Reserve recognized that growth in the economy had slowed dramatically and that important factors in re-energizing growth, such as corporate lending, had declined significantly. Beginning on January 3, 2001, the Fed lowered short-term rates five successive times, each time by one-half of one percent. In response, yields of shorter maturity securities started tumbling, although long-term rates tended to remain fairly stable. During the six-month period, for example, the yield of a one-year Treasury fell by 234 basis points, the yield of a two-year Treasury fell by 142 basis points, while the yield of a 10-year Treasury fell by just 9 basis points. In contrast, the yield of a 30-year Treasury actually rose by about 14 basis points during the six months.

     This was an environment that played to the strength of Pioneer Limited Maturity Bond Fund. The bonds that performed the best were those in which we invest and the Fund's holdings benefited from their position on the yield curve.

     Q: WHAT WERE YOUR PRINCIPAL STRATEGIES?

     A: We lengthened the Fund's duration -- or its interest-rate sensitivity -- somewhat, to take advantage of the declines in interest rates. We anticipated that rate cuts would continue as the Federal Reserve reacted to negative news, such as job layoffs and diminishing consumer confidence. The Fund's average duration rose from 2.84 years to 3.23 years during the period.

     We also increased our emphasis on non-Treasury securities, adding pass-through mortgages as well as attractive corporate bonds and some finance industry bonds. The spreads -- or difference in yields -- between Treasuries and corporate bonds had widened, making the yields of corporate securities increasingly attractive. We invested in corporate bonds, such as issues of AOL Time-Warner and Worldcom,and finance bonds, including issues of Heller Financial and CIT Group. As the spreads started narrowing -- or tightening -- during the period, these bonds performed very well. At the same time, we reduced our exposure to issues of banks, securities firms and real estate companies because we were concerned about loan quality and declines in consumer and investor confidence. We also sold some shorter-maturity bonds after their values had appreciated, and we sold some callable issues because of the risk that issuers would exercise their call option in a lower rate environment.

     At the end of the six-month period, the Fund's largest sector allocations were in pass-through mortgage securities, at 28.3% of net assets, industrials, at 18.8% of net assets, and U.S. Treasuries and agencies, at 13.3% of net assets. To gain additional income in the face of declining interest rates, we modestly added to our position in high-yield securities, from 8.8% to 9.1% of net assets. Overall investment quality remained high. The portfolio's average credit quality remained AA.

     Q: WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

     A: With the Federal Reserve continuing to lower interest rates, we believe corporate securities still have the potential to outperform Treasury securities. We think Treasuries probably have realized most of the price gains in the current cycle of declining interest rates. In this environment, we think corporate securities offer better opportunities because of their yield spread advantages.

     Overall, the outlook in the bond market appears favorable. Even though the Federal Reserve may be nearing the end of its interest-rate cuts, the possibility of a quick improvement in growth and a rebound in the economy is far from certain. If investors continue to be uncertain about the economic outlook, bonds could offer them both a complement to equities that are already in their portfolio and the opportunity to receive attractive returns with less volatility. We think it makes sense for investors to consider fixed income mutual funds.

     Pending shareowner approval, Pioneer Limited Maturity Bond Fund will be merged with Pioneer Bond Fund, which has the ability to invest in longer-maturity securities as well as the shorter-maturity securities we have emphasized. Shareowners can also enjoy continuity of management because the same team that manages Pioneer Limited Maturity Bond Fund manages Pioneer Bond Fund. The management team of Pioneer Limited Maturity Bond Fund is grateful for the loyalty and support of the Fund's shareowners. We believe their faith and confidence will be sustained as shareowners of Pioneer Bond Fund.

             EXCERPTS FROM BOND FUND'S JUNE 30, 2000 ANNUAL REPORT


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.

PIONEER BOND FUND
INVESTMENT RETURNS (CLASS A SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of June 30, 2000)

PERIOD                    NET ASSET VALUE    PUBLIC OFFERING PRICE*
10 Years                       6.87%                  6.38%
5 Years                        4.70%                  3.75%
1 Year                         1.30%                 -3.25%

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                                     PIONEER BOND FUND*          GOVERNMENT/CORPORATE BOND INDEX
                                                                     ------------------          -------------------------------
6/90                                                                       9550.00                           10000.00
6/91                                                                      10518.00                           11020.00
                                                                          11888.00                           12580.00
                                                                          13394.00                           14235.00
6/94                                                                      13226.00                           14028.00
                                                                          14745.00                           15820.00
                                                                          15337.00                           16555.00
6/97                                                                      16424.00                           17836.00
                                                                          18073.00                           19849.00
                                                                          17317.00                           20386.00
6/00                                                                      18555.00                           21263.00

PIONEER BOND FUND
INVESTMENT RETURNS (CLASS B SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of June 30, 2000)

PERIOD                        IF HELD             IF REDEEMED*
Life of Fund (4/4/94)          4.64%                  4.64%
5 Years                        3.88%                  3.72%
1 Year                         0.48%                 -3.31%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[LINE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                                     PIONEER BOND FUND*          GOVERNMENT/CORPORATE BOND INDEX
                                                                     ------------------          -------------------------------
4/94                                                                       10000                              10000
6/94                                                                        9896                               9958
                                                                            9906                              10044
                                                                           10942                              11229
                                                                           11600                              11977
6/96                                                                       11286                              11752
                                                                           11729                              12325
                                                                           11990                              12663
                                                                           12713                              13527
6/98                                                                       13095                              14091
                                                                           13579                              14809
                                                                           13170                              14471
                                                                           13056                              14491
6/00                                                                       13233                              15096

+ Index comparison begins 4/4/94 for Class B shares. The Lehman Brothers
  Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER BOND FUND
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00

     Extraordinarily strong economic growth and the U.S. Federal Reserve Board's efforts to restrain this growth and limit inflation dominated the fixed income market in the United States during the 12 months ended June 30, 2000. In the following discussion, Kenneth J. Taubes details the factors that influenced your Fund's performance during the fiscal year. Mr. Taubes, co-head of Pioneer's fixed income group, oversees the team responsible for the daily management of Pioneer Bond Fund.

     Q: PIONEER BOND FUND ACHIEVED POSITIVE RETURNS DURING A PERIOD OF RISING
        INTEREST RATES AND FALLING PRICES FOR MOST TYPES OF FIXED INCOME INVESTMENTS. WHAT FACTORS MOST AFFECTED PERFORMANCE?

     A: The Fund's holdings in long-term Treasury bonds and other types of high-quality long-term investments helped performance. However, corporate bonds in general, especially high yield bonds, lagged Treasuries in performance and detracted from Fund returns. Overall, the Fund's competitive yield overcame price losses to result in positive total returns. On June 30, 2000, the Fund's 30-day SEC yield on Class A shares was 6.83%, an increase from the 6.57% yield on December 31, 1999 and substantially higher than the 5.63% yield a year earlier. For the 12-month period, Class A shares returned 1.30%, Class B shares returned 0.48% and Class C shares had a total return of 0.36%, all at net asset value. In comparison, the average return for the same period of the 173 funds in Lipper, Inc.'s Corporate Debt A-rated category was 2.78%. (Lipper is an independent company that tracks mutual fund performance.)

     Q: ESPECIALLY IN THE FINAL SIX MONTHS OF THE PERIOD, U.S. TREASURIES SEEMED
        TO GAIN IN PRICE EVEN AS MOST CORPORATE SECURITIES LOST VALUE. WHAT CONTRIBUTED TO THIS ENVIRONMENT?

     A: The main factors were the strong economy and the reactions to this strength. We had high rates of Gross Domestic Product (GDP) growth and falling unemployment rates. The Federal Reserve Board became increasingly concerned that the growth rates were unsustainable and could drive up the costs of resources, increasing inflationary pressures. Starting in June 1999, the Fed raised short-term interest rates six different times, by a total of 1.75%. However, during the final six months of the fiscal period, the strong economy resulted in a rising revenue flow to the federal government, which was able to reduce debt by buying back higher-coupon, long-term Treasury bonds. This resulted in rising prices and declining interest rates for both intermediate-and long-term Treasury obligations. As a consequence, the yields on longer-term Treasury obligations actually fell below those of shorter-term government notes. Investors in fixed income securities call this an inversion of the yield curve. Under most conditions the yield curve is characterized by higher yields for longer-maturity securities. While long-term Treasuries rallied, corporate bonds presented a much different situation. Lower credit quality securities in general underperformed Treasuries as investors feared that economic growth would eventually slow and undermine the financial health of companies issuing bonds. Corporate securities, especially high-yielding, lower quality bonds, fell in price and their yields rose. The difference--or spread--between the yields of corporate securities and government securities grew wider and corporate bonds underperformed government bonds of comparable maturities. While investment grade corporate securities also underperformed Treasuries, they still performed better than higher yielding, lower quality bonds. Mortgage securities did better than investment grade corporate bonds, although not as well as Treasuries.

     Q: DID YOU MAKE ANY CHANGES IN STRATEGY DURING THIS PERIOD?

     A: As the end of the fiscal year approached, the spread widening--or growing difference in yields between Treasuries and non-Treasuries--resulted in extremely attractive yields in the corporate sector, especially the high yield sector. Believing that high yield securities offered very good value after two years of underperformance, we increased our allocation to this sector close to our mandated maximum of 20% of total assets. We did this by redeploying assets, principally from mortgage securities that had been performing well for the Fund. We invested where we saw the greatest relative value at current prices. For the same reason, we also invested in more intermediate-term securities, which had been underperforming. This resulted in a lower average maturity and lower duration for the Fund, which we thought made sense in a period following a rally in long-term Treasuries.

     Q: WHAT IS YOUR OUTLOOK?

     A: During the closing months of the last fiscal year, we saw some signs that economic growth was beginning to cool down in the United States. Growth in consumer spending was lower, and the manufacturing sector was beginning to slow. Investors in the bond market are beginning to think that the Fed Board may be approaching the end of its series of interest-rate hikes, although some further rate increases certainly are possible. While we don't think the economy will slow dramatically, we do think growth will become more moderate, providing a better opportunity for a decline in interest rates later in the current fiscal year.

         EXCERPTS FROM BOND FUND'S DECEMBER 31, 2000 SEMIANNUAL REPORT


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Credit Index.

PIONEER BOND FUND
INVESTMENT RETURNS (CLASS A SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of December 31, 2000)

PERIOD                    NET ASSET VALUE    PUBLIC OFFERING PRICE*
10 Years                       7.06%                  6.57%
5 Years                        4.70%                  3.75%
1 Year                         8.45%                  3.52%

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE GRAPH]

                                                                                                LEHMAN BROTHERS GOVERNMENT/CREDIT
                                                                    PIONEER BOND FUND*                       INDEX**
                                                                    ------------------          ---------------------------------
12/90                                                                      9550                               10000
                                                                          11034                               11610
12/92                                                                     11904                               12490
                                                                          13265                               13871
12/94                                                                     12708                               13384
                                                                          15016                               15961
12/96                                                                     15310                               16421
                                                                          16712                               18023
12/98                                                                     17998                               19731
                                                                          17421                               19306
12/00                                                                     18894                               21594

PIONEER BOND FUND
INVESTMENT RETURNS (CLASS B SHARES)

 AVERAGE ANNUAL TOTAL RETURNS
 (as of December 31, 2000)

PERIOD                                  IF HELD    IF REDEEMED*
Life of Fund (4/4/94)                    5.17%         5.17%
5 Years                                  3.85%         3.69%
1 Year                                   7.30%         3.30%

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[LINE GRAPH]

                                                             LEHMAN BROTHERS GOVERNMENT/CREDIT
                                                                          INDEX**                       PIONEER BOND FUND*
                                                             ---------------------------------          ------------------
4/94                                                                       10000                              10000
                                                                            9927                               9958
12/94                                                                       9938                              10044
                                                                           10976                              11229
                                                                           11637                              11977
                                                                           11321                              11752
12/96                                                                      11766                              12325
                                                                           12028                              12663
                                                                           12753                              13527
                                                                           13136                              14091
12/98                                                                      13622                              14808
                                                                           13211                              14471
                                                                           13098                              14490
                                                                           13275                              15096
12/00                                                                      14054                              16208


 + Index comparison begins 4/4/94 for Class B shares. The Lehman Brothers
   Government/Credit Index is an unmanaged, composite index of the U.S. bond market. The Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

** The name of the Lehman Brothers Government/Corporate Bond Index was changed to the Lehman Brothers Government/Credit Index on July 1, 2000.

PIONEER BOND FUND
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00

     Most domestic fixed income securities, with the exception of lower-rated corporate bonds, performed well during the final six months of 2000, outperforming stocks for the first time in several years. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Bond Fund's performance during the six months. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.

     Q: WHAT FACTORS MOST CONTRIBUTED TO THE PIONEER BOND FUND'S DRAMATICALLY IMPROVED PERFORMANCE IN THE FINAL SIX MONTHS OF 2000?

     A: Strong performance by the portfolio's higher grade bonds helped sustain returns in a period of declining interest rates and rising prices for high-quality securities. Performance also was helped by sector selection in corporate bonds and by our decision to extend duration, which is a measure of a bond's susceptibility to price changes as interest rates move up or down. Most interest rates fell during the period, and declining interest rates tend to raise the prices of longer-duration bond funds. At the end of the period, effective duration was 5.06 years. Throughout the period, the Fund delivered healthy, competitive income. On December 31, 2000, the Fund's 30-day SEC yield on Class A shares was 6.20%. The Fund's Class A shares had a total return of 6.47% at net asset value for the six-month period while Class B shares returned 5.86% and Class C shares returned 6.01%. In comparison, the average return for the same period of the 187 funds in Lipper Inc.'s corporate debt A-rated category was 6.56%. (Lipper is an independent company that tracks mutual fund performance.)

     Q: WHAT WAS THE ENVIRONMENT LIKE FOR THE SIX MONTHS?

     A: It was very positive for U.S. government, mortgage-backed securities and high-grade corporate bonds. As the six-month period progressed, long-term and intermediate-term interest rates declined among higher quality securities, pushing up their prices. For a time, long-term Treasury yields actually fell to lower levels than the yields of short-term securities, reversing the normal relationship in which yields tend to be higher as maturities are longer. Prior to the six-month period, the Federal Reserve Board had steadily raised short-term interest rates in an effort to help head off inflation and slow economic growth. At the same time, a lower federal deficit diminished the supply of long-term U.S. Treasuries, encouraging yields of long- and intermediate-term securities to fall and prices to rise. Yields also fell on longer-maturity bonds because investors began to anticipate that the Federal Reserve eventually would reverse its policy and begin to lower short-term interest rates. All these factors helped the performance of high-quality securities, which tended to rise in price. In contrast, lower-rated corporate bonds performed poorly. Investors worried that a slowing economy would cut into the ability of corporations to meet their bond obligations. As a result, prices of lower-rated corporate bonds fell.

     Q: HOW DID THIS ENVIRONMENT AFFECT STRATEGY?

     A: We focused on intermediate Treasury and government agency securities, which we believed would have the greatest performance potential in an environment that favored high-quality bonds. Within the corporate sector, we focused on higher-rated corporate securities, and de-emphasized sectors, such as banking, which were vulnerable to credit risks in a slowing economy. All these steps tended to help performance. On December 31, 2000, Treasuries and rate securities rated A or higher comprised 33.5% of assets. We also invested in select domestic high-yield bonds, which accounted for 18.9% of net assets. We believe high yield bonds afford the Fund another element of diversification while providing a source of generous income. Although these securities detracted from performance on a total return basis, their impact was muted by good security and sector selection. At the end of the six-month period, average credit quality was investment-grade at A.

     Q: WHAT IS YOUR OUTLOOK?

     A: We think we should see an improved environment for investing in corporate bonds. As we entered 2001, corporate bonds were priced very cheaply, reflecting investors' desire to avoid credit risk as corporate profits were slowing. In effect, investors have priced corporate securities as if they expect a recession. If the economy continues to grow, corporate bonds would be a particularly good value. In January 2001, the Federal Reserve Board lowered short-term interest rates by 1.00% to help head off a recession and stabilize the economy. We expect the Fed to lower rates even further in the months ahead. As interest rates come down, corporations could begin to realize the benefits of the lower costs of financing. This development would work to the economy's advantage and help improve the performance of corporate bonds. The Fund, with its allocations to both investment-grade and high-yield corporate bonds, is very well positioned to benefit as the economy stabilizes and corporate bond prices recover.

(Investment Company Act File No. 811-02864)

PROXY                                                               PROXY

                   PIONEER LIMITED MATURITY BOND FUND PROXY
                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                       PIONEER LIMITED MATURITY BOND FUND

                          To be held September 18, 2001

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Dorothy E. Bourassa and Joseph P. Barri, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my
(our) fund to be held on September 18, 2001, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.



                                               VOTE VIA THE INTERNET:
                                               HTTPS://VOTE.PROXY-DIRECT.COM

                                               VOTE VIA TOUCH-TONE TELEPHONE:
                                               1-800-597-7836

                                               CONTROL NUMBER:

                                               NOTE: in signing, please write
                                               name(s) exactly as appearing
                                               hereon. When signing as
                                               attorney, executor,
                                               administrator or other fiduciary,
                                               please give your full title as
                                               such. Joint owners should each
                                               sign personally.

                                               __________________________
                                               Signature of shareholder(s)

                                               __________________________
                                               Signature of joint shareholder(s)
                                               (if any)

                                               __________________________, 2001
                                               Date                   PLM_11783

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.  EXAMPLE: [box]


1. To approve an Agreement and Plan of Reorganization between your fund and Pioneer Bond Fund. Under this Agreement your fund would transfer all of its assets to Bond Fund in exchange for shares of Bond Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Bond Fund would also assume your fund's liabilities.



DEALER ADVISORY LETTER


[PIONEER Investments logo]
ONE GOAL. YOURS (TM).

July 2001

Dear Investment Professional,

As you know, the Board of Trustees of Pioneer Limited Maturity Bond Fund has proposed a Plan of Reorganization between the Fund and Pioneer Bond Fund, allowing the Fund to transfer all of its assets and liabilities to Pioneer Bond Fund in exchange for shares of Pioneer Bond Fund. The Trustees approved the proposal on May 5, 2001. Shareowners of Pioneer Limited Maturity Bond Fund must approve the proposal in order for it to be effective.

Your relationship with Pioneer shareowners is vitally important to securing the required "yes" vote. Please talk to your clients about the proposal that is being considered -- it is fully described in the enclosed copy of the proxy letter that we'll be mailing to them.

It's our hope that you will work with us and ask your clients to approve the proposal. If you have questions, call your Regional Sales Specialist at 800-622-9876.

Thank you for your attention and assistance. We appreciate your past support and look forward to continued mutual success.

Sincerely,

Steven Graziano

FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.
10342-00-0701

Pioneer Investment Mangaement, Inc. 60 State Street Boston, MA 02109 www.pioneerfunds.com
Member of the UniCredito Italiano Banking Group, Register of Banking Groups.


SHAREHOLDER COMMUNICATIONS


[PIONEER Investments logo]


Pioneer Limited Maturity Bond Fund
60 State Street
Boston, MA  02109

August 2001

Dear Fellow Shareowner,

I am writing to let you know that a meeting will be held on September 19, 2001 for shareowners to vote on an important proposal for Pioneer Limited Maturity Bond Fund (the Fund). As a shareowner in the Fund, you have the opportunity to voice your opinion on this matter.

This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.


The proposal has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. The Trustees recommend that you vote FOR the proposal.

HERE IS WHAT A FOR VOTE MEANS FOR THE PROPOSAL.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

THE PROPOSAL:

APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE FUND AND PIONEER BOND FUND, allowing the Fund to transfer all of its assets and liabilities to Pioneer Bond Fund in exchange for shares of Pioneer Bond Fund.

If the Proposal is approved, shareowners of Pioneer Limited Maturity Bond Fund will receive shares of Pioneer Bond Fund, of the same class and total value. The Funds have similar investment styles and objectives. While this change will result in a moderate increase in overall risk, the Trustees believe that Pioneer Bond Fund offers shareowners a more broadly diversified portfolio and the possibility of greater return potential from a larger and more flexible blend of securities. The reorganization will be tax-free for shareowners and the Funds.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed proxy card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

Sincerely,

David Tripple

10324-00-0801

Pioneer Investment Management, Inc. 60 State Street Boston, MA 02109 www.pioneerfunds.com

Member of the UniCredito Italiano Banking Group, Register of Banking Groups.


[PIONEER Investments logo]


Pioneer Limited Maturity Bond Fund
60 State Street
Boston, MA  02109

August 2001

Dear Fellow Shareowner,

I am writing to let you know that a meeting will be held on September 18, 2001 for shareowners to vote on an important proposal for Pioneer Limited Maturity Bond Fund (the Fund). As a shareowner in the Fund, you have the opportunity to voice your opinion on this matter.

This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote.

(callout in margin) IT'S QUICK AND EASY TO VOTE YOUR SHARES. YOU CAN VOTE BY TOUCH-TONE TELEPHONE, INTERNET OR MAIL. ALL THE MATERIALS YOU NEED ARE ENCLOSED.


The proposal has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. The Trustees recommend that you vote FOR the proposal.

HERE IS WHAT A FOR VOTE MEANS FOR THE PROPOSAL.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

THE PROPOSAL:

APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE FUND AND PIONEER BOND FUND, allowing the Fund to transfer all of its assets and liabilities to Pioneer Bond Fund in exchange for shares of Pioneer Bond Fund.

If the Proposal is approved, shareowners of Pioneer Limited Maturity Bond Fund will receive shares of Pioneer Bond Fund, of the same class and total value. The Funds have similar investment styles and objectives. While this change will result in a moderate increase in overall risk, the Trustees believe that Pioneer Bond Fund offers shareowners a more broadly diversified portfolio and the possibility of greater return potential from a larger and more flexible blend of securities. The reorganization will be tax-free for shareowners and the Funds.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Cast your vote today. It's simple to vote by Touch-Tone Telephone or the internet. Simply look up the 14-digit Control Number shown on the enclosed proxy card. Then, either call 1-800-597-7836 or visit https://vote.proxy-direct.com any time, any day. Identify yourself with your Control Number and cast your vote. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postage-paid envelope provided.

Please feel free to call Pioneer at 1-800-622-3265 if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

Sincerely,

David Tripple

President, Pioneer Investment Management, Inc.

10324-00-0801


Pioneer Investment Management, Inc. 60 State Street Boston, MA 02109 www.pioneerfunds.com

Member of the UniCredito Banking Group, Register of Banking Groups.


BUCKSLIP

[PIONEER Investments LOGO]

Now It's Even Easier to Cast Your Vote You can vote by Touch-Tone telephone or Internet any time, any day.

Using Touch-Tone telephone or the Internet to vote is fast, safe and easy. It also saves money by reducing postage and handling costs. Just read your proxy statement and voting card.Then choose one voting method - telephone or Internet
- and follow these simple steps, 24 hours a day, seven days a week.

Vote by Touch-Tone Telephone at 1-800-597-7836

1. Use a touch-tone phone and dial 1-800-597-7836
2. Enter your 14-digit control number, shown on your proxy voting card
3. Follow the easy recorded instructions

OR

Vote by Internet at HTTPS://VOTE.PROXY-DIRECT.COM
                    -----------------------------

1. Visit our voting website HTTPS://VOTE.PROXY-DIRECT.COM
2. Enter your 14-digit control number, shown on your proxy voting card
3. Follow the easy on-screen instructions

ONCE YOU'VE VOTED BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY VOTING CARD.

Thank you for your
prompt vote


10341-00-0701
(C)Pioneer Funds Distributor, Inc.
Underwriter of Pioneer mutual funds




         PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.




                               PIONEER BOND FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 3, 2001

This statement of additional information is not a prospectus. It should be read in conjunction with the related prospectus (also dated August 3, 2001) which covers Class A, Class B and Class Y shares of beneficial interest of Pioneer Bond Fund ("Bond Fund") to be issued in exchange for all of the net assets of Pioneer Limited Maturity Bond Fund ("Limited Maturity Bond Fund"). Please read this statement of additional information carefully and retain it for further reference.

A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to Bond Fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the Bond Fund's Class A, Class B and Class C shares prospectus from our website at: www.pioneerfunds.com.

                                TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION...................................................................2

ADDITIONAL INFORMATION ABOUT LIMITED MATURITY BOND FUND........................2
Fund History...................................................................2
Description of Limited Maturity Bond Fund and Its Investmentsand Risks.........2
Management of Limited Maturity Bond Fund.......................................2
Investment Advisory and Other Services.........................................2
Brokerage Allocation and Other Practices.......................................2
Capital Stock and Other Securities.............................................3
Purchase, Redemption and Pricing of Limited Maturity Bond Fund Shares..........3
Taxation of Limited Maturity Bond Fund.........................................3
Principal Underwrite...........................................................3
Calculation of Performance Data................................................3
Financial Statements...........................................................3

ADDITIONAL INFORMATION ABOUT BOND FUND

Fund History
Description of Bond Fund and Its Investments and Risk..........................3
Management of Bond Fund........................................................3
Control Persons and Principal Holders of Bond Fund Shares......................3
Investment Advisory and Other Services.........................................3
Brokerage Allocation and Other Practices.......................................4
Capital Stock and Other Securities.............................................4
Purchase, Redemption and Pricing of Bond Fund Shares...........................4
Taxation of Bond Fund..........................................................4
Principal Underwriter..........................................................4
Calculation of Performance Data................................................4
Financial Statements...........................................................4


                    EXHIBITS

  A Statement of Additional Information, dated April 2, 2001 of Pioneer Limited Maturity Bond Fund.

  B Statement of Additional Information, dated September 29, 2000 as supplemented, of Pioneer Bond Fund.

  C Audited Financial Statements of Pioneer Limited Maturity Bond Fund as of November 30, 2000.

      Unaudited Financial Statements of
      Pioneer Limited Maturity Bond Fund
      as of May 31, 2001.

  D   Audited Financial Statements of Pioneer Bond Fund as of June 30, 2000.

      Unaudited Financial Statements of Pioneer Bond Fund as of December 31,
      2000.


  E   Pro Forma Combined Financial
      Statements at December 31, 2000 for
      Pioneer Bond Fund and Pioneer
      Limited Maturity Bond Fund.

                                  INTRODUCTION

This statement of additional information is intended to supplement the information provided in a proxy statement and prospectus dated August 3, 2001 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the shareholders of Limited Maturity Bond Fund in connection with the solicitation by the management of Limited Maturity Bond Fund of proxies to be voted at the Meeting of Shareholders of Limited Maturity Bond Fund to be held on September 18, 2001. This statement of additional information includes the statements of additional information, dated April 2, 2001 of Limited Maturity Bond Fund (the "Limited Maturity Bond Fund SAI") and dated September 29, 2000 as supplemented November 22, 2000 and January 2, 2001 of Bond Fund
(the "Bond Fund SAI").

             ADDITIONAL INFORMATION ABOUT LIMITED MATURITY BOND FUND

FUND HISTORY

For additional information about Limited Maturity Bond Fund generally and its history, see "Fund History" and "Description of Shares" in the Limited Maturity Bond Fund SAI.

DESCRIPTION OF LIMITED MATURITY BOND FUND AND ITS INVESTMENTS AND RISKS

For additional information about Limited Maturity Bond Fund's investment objective and policies, see "Investment Policies, Risks and Restrictions" in the Limited Maturity Bond Fund SAI.

MANAGEMENT OF LIMITED MATURITY BOND FUND

For additional information about Limited Maturity Bond Fund's Board of Trustees, officers and management personnel, see "Management of the Fund" and "Investment Adviser" in the Limited Maturity Bond Fund SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

For additional information about Limited Maturity Bond Fund's investment adviser, custodian and independent accountants, see "Investment Adviser," "Principal Underwriter and Distribution Plans," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Public Accountants" in the Limited Maturity Bond Fund SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

For additional information about Limited Maturity Bond Fund's brokerage allocation practices, see "Portfolio Transactions" in the Limited Maturity Bond Fund SAI.
2

CAPITAL STOCK AND OTHER SECURITIES

For additional information about the voting rights and other characteristics of shares of beneficial interest of Limited Maturity Bond Fund, see "Description of Shares" in the Limited Maturity Bond Fund SAI.

PURCHASE, REDEMPTION AND PRICING OF LIMITED MATURITY BOND FUND SHARES

For additional information about the purchase, redemption and pricing of Limited Maturity Bond Fund shares, see "Sales Charges," "Redeeming Shares," "Telephone Transactions" and "Pricing of Shares" in the Limited Maturity Bond Fund SAI.

TAXATION OF LIMITED MATURITY BOND FUND

For additional information about the tax status of Limited Maturity Bond Fund, see "Tax Status" in the Limited Maturity Bond Fund SAI.

PRINCIPAL UNDERWRITER

For additional information about Limited Maturity Bond Fund's principal underwriter and the distribution contract between the principal underwriter and Limited Maturity Bond Fund, see "Principal Underwriter and Distribution Plans" in the Limited Maturity Bond Fund SAI.

CALCULATION OF PERFORMANCE DATA

For additional information about the investment performance of Limited Maturity Bond Fund, see "Investment Results" in the Limited Maturity Bond Fund SAI.

FINANCIAL STATEMENTS

Audited financial statements of Limited Maturity Bond Fund as of November 30, 2000 and unaudited financial statements as of May 31, 2001 are attached as Exhibit C.

                     ADDITIONAL INFORMATION ABOUT BOND FUND

FUND HISTORY

For additional information about Bond Fund generally and its history, see "Fund History" and "Description of Shares" in the Bond Fund SAI.

DESCRIPTION OF BOND FUND AND ITS INVESTMENTS AND RISKS

For additional information about Bond Fund's investment objective, policies and restrictions see "Investment Objective, Risks and Policies" in the Bond Fund SAI.

MANAGEMENT OF BOND FUND

For additional information about Bond Fund's Board of Trustees, officers and management personnel, see "Management of the Fund" and "Investment Adviser" in the Bond Fund SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BOND FUND SHARES

For additional information about control persons of Bond Fund and principal holders of shares of Bond Fund see "Management of the Fund" in the Bond Fund SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

For additional information about Bond Fund's investment adviser, custodian and independent accountants, see "Investment Adviser," "Principal Underwriter and Distribution Plans," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Public Accountants" in the Bond Fund SAI.
3

BROKERAGE ALLOCATION AND OTHER PRACTICES

For additional information about Bond Fund's brokerage allocation practices, see "Portfolio Transactions" in the Bond Fund SAI.

CAPITAL STOCK AND OTHER SECURITIES

For additional information about the voting rights and other characteristics of shares of beneficial interest of Bond Fund, see "Description of Shares" in the Bond Fund SAI.

PURCHASE, REDEMPTION AND PRICING OF BOND FUND SHARES

For additional information about the purchase, redemption and pricing of Bond Fund shares, see "Sales Charges," "Redeeming Shares," "Telephone Transactions" and "Pricing of Shares" in the Bond Fund SAI.

TAXATION OF BOND FUND

For additional information about the tax status of Bond Fund, see "Tax Status" in the Bond Fund SAI.

PRINCIPAL UNDERWRITER

For additional information about Bond Fund's principal underwriter and the distribution contract between the principal underwriter and Bond Fund, see "Principal Underwriter and Distribution Plans" in the Bond Fund SAI.

CALCULATION OF PERFORMANCE DATA

For additional information about the investment performance of Bond Fund, see "Investment Results" in the Bond Fund SAI.

FINANCIAL STATEMENTS

Audited financial statements of Bond Fund at June 30, 2000 and unaudited financial statements at December 31, 2000 are attached as Exhibit D. Pro Forma Combined Financial Statement at December 31, 2000 and for the 12 months then ended for Bond Fund as though a reorganization had occurred on January 1, 2000 are attached as Exhibit E.
4

                                   EXHIBIT A

                       PIONEER LIMITED MATURITY BOND FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       Class A, Class B and Class Y Shares


                                  April 2, 2001

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A and Class B shares prospectus and its Class Y shares prospectus, each dated April 2, 2001, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's Class A and Class B shares prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended November 30, 2000 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

1.      Fund History.........................................................2
2.      Investment Policies, Risks and Restrictions..........................2
3.      Management of the Fund..............................................22
4.      Investment Adviser..................................................25
5.      Principal Underwriter and Distribution Plans........................27
6.      Shareholder Servicing/Transfer Agent................................31
7.      Custodian...........................................................31
8.      Independent Public Accountants......................................32
9.      Portfolio Transactions..............................................32
10.     Description of Shares...............................................33
11.     Sales Charges.......................................................34
12.     Redeeming Shares....................................................38
13.     Telephone Transactions..............................................39
14.     Pricing of Shares...................................................40
15.     Tax Status..........................................................41
16.     Investment Results..................................................46
17.     Financial Statements................................................48
18.     Appendix A - Annual Fee, Expense and Other Information..............50
19.     Appendix B - Description of Short-Term Debt, Corporate Bond
        and Preferred Stock Ratings.........................................54
20.     Appendix C - Performance Statistics.................................61
21.     Appendix D - Other Pioneer Information..............................78

1. FUND HISTORY

The fund is a diversified open-end management investment company. The fund was organized as a Massachusetts business trust on April 30, 1992. The fund changed its name from Pioneer Short-Term Income Trust to its current name effective September 17, 1999.

2. INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The prospectuses present the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Primary Investments


Under normal circumstances, at least 90% of the fund's total assets are U.S. government securities, other debt securities rated investment grade at the time of purchase or cash and cash equivalents, as described in the prospectuses.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.


U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Mortgage-Backed Securities


The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations and stripped mortgage-backed securities ("SMBS"), interest only mortgage-backed securities, principal only mortgage-backed securities and other types of "mortgage-backed securities" that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.


The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.


Mortgage-related securities without insurance or guarantees may be purchased if Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, determines that the securities meet the fund's quality standards.
Mortgage-related securities issued by certain private organizations may not be readily marketable.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


Stripped Mortgage-Backed Securities. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities.


The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

When-Issued and Delayed Delivery Securities


The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets. See "Asset Segregation."


Warrants

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant expires worthless if it is not exercised on or prior to its expiration date.

Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Illiquid Securities

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix B for a description of rating categories. [ The fund may invest in debt securities rated 'C' or better.]


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Risks of Non-U.S. Investments


Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.


Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.


Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operations.


Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.


Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. During 1997 and 1998, the political stability, economies and securities and currency markets of many markets in India and the Asian subcontinent experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue or spread to other countries in the region.

Economies in emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.


Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Economic Monetary Union (EMU). On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.

EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors


The fund may invest up to 10% of its total assets in debt securities issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements


The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.


Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. See Appendix A for the fund's annual portfolio turnover rate.

Foreign Currency Transactions

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Options on Securities and Securities Indices

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.


Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing

Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.


Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.


Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Lending of Portfolio Securities

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.


As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 5% of the value of the fund's total assets.

Mortgage Dollar Rolls. The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of mortgage dollar rolls will depend upon Pioneer's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.


Money Market Instruments. The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of non-U.S. branches of U.S. banks and of non-U.S. banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.


The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Investment Restrictions

With the exception of forward foreign currency exchange contracts, forward commitments and repurchase agreements, the fund does not intend to invest more than 5% of its assets during the current fiscal year in any of the investments permitted by the exceptions set forth in paragraph (7) below.


Fundamental Investment Restrictions. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:


(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the fund's investment policy, and the pledge, mortgage or hypothecation of the fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

(2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the fund's total assets (including the amount borrowed) taken at market value. The fund will not use leverage to attempt to increase income. The fund will not purchase securities while outstanding borrowings exceed 5% of the fund's total assets.

(3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter for purposes of the 1933 Act.

(5) Purchase or sell real estate or any interest therein, except that the fund may invest in securities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.

(6) Make loans, except that the fund may lend portfolio securities, enter into repurchase agreements, and purchase bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures and other securities, whether or not the purchase is made upon the original issuance of the securities, in accordance with its investment policies.

(7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

(8) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

         (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.


It is a fundamental policy of the fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's net assets. The fund's policy does not apply to investments in U.S. government securities.

Non-fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.


The fund may not:

(a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.

(b) Invest in companies for the purpose of exercising control or management.

3. MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.


JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee, DOB: June
1926
Director-Deputy Chairman of Pioneer Global Asset Management S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer and Pioneer Global Funds Distributor, Ltd.; President and Director of Pioneer International Corporation ("PIntl"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc; and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).

MARY K. BUSH, Trustee, DOB: April 1948
4201 Cathedral Avenue, NW, Washington, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Texaco, Inc., R.J. Reynolds Tobacco Holdings, Inc. and Brady Corporation (industrial identification and specialty coated material products manufacturer); Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds.

RICHARD H. EGDAHL, M.D., Trustee, DOB: December 1926
Boston University Healthcare Entrepreneurship Program, 53 Bay State Road, Boston, MA 02215
Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB: May 1947
The Keep, P.O. Box 110, Little Deer Isle, ME 04650
Founding Director, The Winthrop Group, Inc. (consulting firm); and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, Trustee, DOB: May 1948
One Boston Place, 26th Floor, Boston, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB: February 1944 Chief Executive Officer-Pioneer US of PGAM; Director, Chief Executive Officer and President of PIM-USA; Chairman and a Director of Pioneer Funds Distributor, Inc. ("PFD"); President and a Director of

Pioneer; Director of Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and PIntl; Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB: September 1928
125 Broad Street, New York, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Dresdner RCM Global Strategic Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc.; and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee, DOB: June 1936
One North Adgers Wharf, Charleston, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
Corporate Secretary of PIM-USA and most of its subsidiaries until October 2000; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, Treasurer, DOB: June 1945
Vice President-Fund Accounting and Custody Services of PIM-USA (Manager from September 1996 to February 1999); and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer from June 1999 to November 2000).

LUIS I. PRESUTTI, Assistant Treasurer, DOB: April 1965
Assistant Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

JOHN F. DALY III, Assistant Treasurer, DOB: August 1965
Global Custody and Settlement Division Manager of PIM-USA; and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

DOROTHY E. BOURASSA, Assistant Secretary, DOB: January 1948
Senior Vice President-Legal and Secretary of PIM-USA and Secretary/Clerk of most of its subsidiaries since October 2000; Assistant Secretary of all of the Pioneer mutual funds since November 2000; Senior Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000; Vice President and Assistant General Counsel, First Union Corporation from December 1996 through March 1998; and Vice President and Counsel, Keystone Investments, Inc. from March 1986 through November 1996.


The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


All of the outstanding capital stock of PFD, Pioneer and PIMSS is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.


                                                        Investment Adviser        Principal
Fund Name                                                                         Underwriter
Pioneer International Growth Fund                       Pioneer                   PFD
Pioneer Europe Fund                                     Pioneer                   PFD
Pioneer Europe Select Fund                              Pioneer                   PFD
Pioneer Global Financials Fund                          Pioneer                   PFD
Pioneer Global Health Care Fund                         Pioneer                   PFD
Pioneer Global Telecoms Fund                            Pioneer                   PFD
Pioneer World Equity Fund                               Pioneer                   PFD
Pioneer Emerging Markets Fund                           Pioneer                   PFD
Pioneer Indo-Asia Fund                                  Pioneer                   PFD
Pioneer Mid-Cap Value Fund                              Pioneer                   PFD
Pioneer Mid-Cap Fund                                    Pioneer                   PFD
Pioneer Growth Shares                                   Pioneer                   PFD
Pioneer Small Company Fund                              Pioneer                   PFD
Pioneer Independence Fund                               Pioneer                   Note 1
Pioneer Micro-Cap Fund                                  Pioneer                   PFD
Pioneer Science and Technology Fund                     Pioneer                   PFD
Pioneer Balanced Fund                                   Pioneer                   PFD
Pioneer Equity-Income Fund                              Pioneer                   PFD
Pioneer Fund                                            Pioneer                   PFD
Pioneer II                                              Pioneer                   PFD
Pioneer Real Estate Shares                              Pioneer                   PFD
Pioneer Limited Maturity Bond Fund                      Pioneer                   PFD
Pioneer America Income Trust                            Pioneer                   PFD
Pioneer Bond Fund                                       Pioneer                   PFD
Pioneer Tax-Free Income Fund                            Pioneer                   PFD
Pioneer Cash Reserves Fund                              Pioneer                   PFD
Pioneer Strategic Income Fund                           Pioneer                   PFD
Pioneer Tax-Managed Fund                                Pioneer                   PFD
Pioneer High Yield Fund                                 Pioneer                   PFD
Pioneer Interest Shares                                 Pioneer                   Note 2
Pioneer Variable Contracts Trust                        Pioneer                   Note 3


Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.


Note 3 This is a series of 16 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


Share Ownership

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

Compensation of Officers and Trustees


The fund pays no salaries or compensation to any of its officers. Effective October 3, 2000, the Pioneer U.S. mutual funds compensate their Trustees as follows:

o each fund with assets greater than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., independent trustees) an annual base fee calculated on the basis of the fund's net assets.

o each fund with assets less than $250 million pays each independent Trustee an annual fee of $1,000.

o each fund, regardless of its assets, pays each Trustee affiliated with Pioneer an annual fee of $500 (Pioneer reimburses the fund for these fees).

o each fund with assets greater than $250 million pays each independent Trustee who serves on each board committee an annual committee fee based the fund's net assets (with additional compensation for chairpersons of such committees).

Prior to October 3, 2000, the fund compensated each independent Trustee with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that were based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.


4. INVESTMENT ADVISER


The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a majority owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above).


As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, and certain expenses which Pioneer incurs on behalf of the fund, the fund pays Pioneer an annual fee at the rate of 0.50% of the fund's average daily net assets up to $100 million, 0.45% of the next $200 million, and 0.40% on assets over $300 million. The fee is computed and accrued daily and paid monthly.

Expense Limit. Pioneer has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the expenses of the fund's Class A shares exceed 0.85% per annum of average daily net assets attributable to Class A shares. The portion of fund expenses attributable to Class B shares and Class Y shares will be reduced only to the extent such expenses were reduced for the fund's Class A shares.


See the table in Appendix A for management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Appendix A for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them.

Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5. PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

Principal Underwriter


PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.


The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the fund may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan") and a plan of distribution with respect to its Class B shares (the "Class B Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

          o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

          o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.


No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano or in UniCredito's subsidiaries.


Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan and Class B Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 0.5% CDSC and Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares.

6. SHAREHOLDER SERVICING/TRANSFER AGENT


The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each Class A and Class B shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.


7. CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8. INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the fund's independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9. PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced

Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10. DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B or Class Y shares.


The fund's Agreement and Declaration of Trust, dated as of April 30, 1992 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class A shares, Class B shares and Class Y shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A and Class B shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.

As a Massachusetts business trust, the fund's operations are governed by the Declaration. A copy of the Declaration, dated April 30, 1992, is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the fund or any series of the fund and provides that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees. Moreover, the Declaration provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund. The Declaration also provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the fund itself will be unable to meet its obligations. In light of the nature of the fund's business and the nature and amount of its assets, the possibility of the fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

11. SALES CHARGES

The fund continuously offers three classes of shares designated as Class A, Class B and Class Y as described in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            Sales Charge as a % of
                                            ----------------------
                                            Offering      Net Amount        Dealer
Amount of Purchase                          Price         Invested          Reallowance

Less than $50,000                           2.50          2.56              2.00
$50,000 but less than $100,000              2.00          2.04              1.75
$100,000 but less than $250,000             1.50          1.52              1.25
$250,000 but less than $1,000,000           1.00          1.01              1.00
$1,000,000 or more                          0.00          0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 0.50% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 0.50% on the first $5 million invested; and 0.10% on the excess over $5 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.


If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.


If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.


Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC

         First                                                2.0
         Second                                               2.0
         Third                                                1.0
         Fourth and thereafter                                0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is five years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. PFD will reallow to participating broker/dealers the entire sales charge for all sales of Class A shares of the above listed funds for orders placed for IRA accounts from January 2, 2001 through April 30, 2001. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all shares sold by a dealer during a particular period. PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold to IRA accounts from January 2, 2001 through April 30, 2001. PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class C shares sold to IRA accounts from January 2, 2001 through April 30, 2001. PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.

12. REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.


Systematic Withdrawal Plan(s) ("SWP") (Class A and Class B Shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.


Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.


A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

13. TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A or Class B shares by telephone. Class Y shares may not be purchased by telephone. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Class Y account holders should contact Pioneer's Group Plans Department at 1-888-294-4480 between 9:00 a.m. and 6:00 p.m. Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction.


To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.


FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14. PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B shares may be subject to a CDSC).

15. TAX STATUS

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income or distributions of net short-term capital gains on the last business day of the month or shortly thereafter. The fund distributes any net long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.


If the fund acquires any equity interest (under future Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.


The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


Effective for 2001, the fund is eligible to make a federal tax election with respect to certain stocks and securities it owns and that it intends to continue to hold for more than five years. If the fund makes such an election, the applicable federal capital gains rate would be reduced on the sale of the stock or securities when they are eventually sold by the fund on or after January 3, 2006. Any such reduction in the capital gains rate would be passed on to the shareholders at that time. However, if the fund makes such an election, it will be treated for U.S. federal income tax purposes as if it had sold such stocks or securities on January 2, 2001 and reacquired them on the same date. As a result, the fund would be required to recognize current capital gains (if any) (but not losses) on such stock or securities without the concurrent receipt of any cash which may cause the fund to have difficulty obtaining cash to satisfy its distribution requirements. The fund will carefully consider these factors in determining whether to make any such election and will attempt to minimize the fund's tax liability and to maximize its return from these investments.


For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


For taxable year 2001, certain shareholders that are individuals or pass-through entities (but not corporate shareholders) who purchased fund shares prior to January 1, 2001 and who hold fund shares as capital assets may be eligible to make an irrevocable U.S. federal income tax election relating to certain fund shares that would reduce the applicable federal capital gains rate that would be applied to such shares on the future redemption or other disposition of the shares from 20% to 18%, provided that the shareholder does not redeem or otherwise dispose of such shares for more than five years from the effective date of the election. However, if a shareholder makes this election, the shareholder will be treated as if such shares were sold by the shareholder on January 2, 2001 for a selling price equal to the closing market price of such fund shares on such date and will be required to recognize any capital gains (but not losses) on such shares in taxable year 2001 (without receiving any additional proceeds from the fund) at the current federal applicable capital gains rate. Electing shareholders will receive a new basis in such shares equal to the closing market price of such fund shares on January 2, 2001.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for Class A shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.


The fund anticipates that no material portion of the dividends it pays to shareholders will generally qualify for the dividends-received deduction that might otherwise by available for certain dividends received by shareholders that are corporations. The fund's capital gain distributions do not qualify for this deduction.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. The fund, however, generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 31% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

16. INVESTMENT RESULTS

Quotations, Comparisons and General Information


From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, total return of the fund's classes may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the Lehman Brothers Government/Credit Bond Index - Intermediate, a composite index of the U.S. bond market that represents only securities with one to ten years to maturity; the Merrill Lynch 1-3 Year Treasury Index, an index of short-term treasury securities; the S&P 500, an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange; or any other appropriate index.


In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.

The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.

In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Yield Quotations

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                 a-b    (6)
                    YIELD = 2[( ----- +1) -1]
                                 cd

Where:

         a    =    interest earned during the period

         b    =    net expenses accrued for the period

         c    =    the average daily number of shares outstanding during the
                   period that were entitled to receive dividends

         d    =    the maximum offering price per share on the last day of
                   the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class A and Class B accrued during any base period, if any, pursuant to the respective Distribution Plans are included among the expenses accrued during the base period.


See Appendix A for the yield quotations for each class of fund shares for the 30 days ended November 30, 2000.


Standardized Average Annual Total Return Quotations

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                       (n)
                  P(1+T) = ERV

Where:

         P     =    a hypothetical initial payment of $1,000, less the
                    maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B shares at the end of the period; for Class Y shares, no sales load or CDSC applies

         T     =    average annual total return

         n     =    number of years

         ERV   =    ending redeemable value of the hypothetical $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.
See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.

17. FINANCIAL STATEMENTS


The fund's audited financial statements for the fiscal year ended November 30, 2000 from the fund's annual report filed with the SEC on January 16, 2001 (Accession No. 0000887228-01-

0000011) are incorporated by reference into this statement of additional information. Those financial statements, including the financial highlights in the prospectus, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.


The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

18. APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover


The fund's annual portfolio turnover rate was 43% for the fiscal year ended November 30, 2000.


Share Ownership


As of February 28, 2001, the Trustees and officers of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of February 28, 2001:



Record Holder                                        Share Class         Number of Shares        % of Class

MLPF&S for the Sole Benefit of                         Class A                436,083               5.50%
Its Customers
Mutual Fund Administration 97398
4800 Deer lake Drive East 2nd Floor
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of Its Customers           Class B                230,494              13.09%
Mutual Fund Administration 97DT8
4800 Deer lake Drive East 2nd Floor
Jacksonville, FL 32246-6484

First Command Bank Trust Department                    Class Y                 51,886              53.43%
Box 901041
Fort Worth, TX 76101-2041

US Trust Company of the Pacific                        Class Y                 14,205              14.62%
    Northwest, Trustee
Pioneer Retirement Benefit Plan
4380 SW Macadam Avenue, Suite 450
Portland, OR 97201-6407

First Command Bank Trust Department                    Class Y                 10,374              10.68%
Box 901041
Fort Worth, TX 76101-2041

US Trust Company of the Pacific                        Class Y                 10,157              10.46%
    Northwest, Trustee
Pioneer Savings and Investment Plan
4380 SW Macadam Avenue, Suite 450
Portland, OR 97201-6407

John F. Cogan Jr. PC                                   Class Y                 10,011              10.31%
c/o Hale & Dorr
60 State Street 29th Floor
Boston, MA 021098-1803

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.



                                                                   Pension or Retirement    Total Compensation from
                                               Aggregate            Benefits Accrued as       the Fund and Other
                                             Compensation          Part of Fund Expenses     Pioneer Mutual Funds**
Name of Trustee                               from Fund*
John F. Cogan, Jr.***                          $   583.33                             $0                $ 21,000.00
Mary K. Bush                                     2,505.75                              0                 108,499.00
Richard H. Egdahl, M.D.                          2,454.00                              0                 106,312.00
Margaret B.W. Graham                             2,284.08                              0                 110,625.00
John W. Kendrick****                             1,330.08                              0                  37,425.00
Marguerite A. Piret                              2,623.50                              0                 130,750.00
David D. Tripple***                                583,33                              0                  20,500.00
Stephen K. West                                  2,457.58                              0                 118,949.00
John Winthrop                                    2,549.92                              0                 116,999.00
                                               $17,371.58                             $0                $771,057.00



*    For the fiscal year ended November 30, 2000.
** For the calendar year ended December 31, 2000. In addition to the fund, there are 45 other funds in the Pioneer family of funds.
*** Under the management contract, Pioneer reimburses the fund for any Trustee fees paid by the fund.
**** Mr. Kendrick resigned as Trustee effective May 8, 2000.


Approximate Management Fees the Fund Paid or Owed Pioneer

                     For the Fiscal Years Ended November 30,


             2000                      1999                   1998

              $0*                    $42,900*               $32,098*




*An expense limitation was in effect during the years ended November 30, 2000, 1999 and 1998. In the absence of the expense limitation, the fund would have paid $217,745, $301,311 and $257,307 in management fees for such periods.

Fees the Fund Paid to Pioneer under the Administration Agreement effective October 9, 1998

For the Fiscal Years Ended November 30,

  2000                            1999

$29,982                         $29,591


Carryover of Distribution Plan Expenses

As of December 31, 2000 there was a carryover of distribution expenses under the Class A Plan in the amount of $45,152.


Approximate Net Underwriting Commissions Retained by PFD

                     For the Fiscal Years Ended November 30,


               2000                   1999                 1998

              $1,791                $13,563               $15,236


Approximate Commissions Reallowed to Dealers

                     For the Fiscal Years Ended November 30,


               2000                   1999                 1998

             $80,901                $91,852               $93,678



Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)

                     For the Fiscal Years Ended November 30,

                          2000                   1999

                           $0                     $0


Fund Expenses under the Distribution Plans


              For the Fiscal Year Ended November 30, 2000

            Class A Plan                        Class B Plan

              $90,674                              $70,181


CDSCs


During the fiscal year ended November 30, 2000, CDSCs in the amount of $32,408 were paid to PFD.

Capital Loss Carryforwards as of November 30, 2000

At the end of its most recent taxable year, the fund had a capital loss carryforward of $5,890,696 which will expire between 2000 and 2008 if not utilized.

Average Annual Total Returns (November 30, 2000)



                                                     Average Annual Total Return (%)

                                                                                    Since          Inception
Class of Shares                      One Year      Five Years       Ten Years       Inception      Date
Class A Shares                       2.63          4.21             N/A             4.56           8/10/92
Class B Shares                       2.46          3.89             N/A             4.20           4/4/94
Class Y Shares                       5.60          N/A              N/A             4.37           4/9/98

Standardized 30-Day Yield (November 30, 2000)

Class of Shares                        30-Day Yield

Class A                                    6.67%
Class B                                    7.20%
Class Y                                   10.03%

19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)



----------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.



Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.
High rates of return on funds employed.
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody's Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition

Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of Moody's familiar bond rating symbols in the quality ranking of preferred stock. These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
Nature of and provisions of the obligation;
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20. APPENDIX C - PERFORMANCE STATISTICS

                       Pioneer Limited Maturity Bond Fund
                                 Class A Shares

                                                                          Net Asset       Initial
              Initial        Offering     Sales Charge     Shares         Value Per       Net Asset
Date          Investment     Price        Included         Purchased      Share           Value
8/10/92       $10,000        $4.10        2.50%            2,439.024      $4.00           $9,750

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                              From Capital               From
                                From                 Gains          Dividends                   Total
Date                      Investment            Reinvested         Reinvested                   Value
12/31/92                      $9,659                    $0               $256                  $9,915
12/31/93                      $9,634                    $0               $863                 $10,497
12/31/94                      $9,122                    $0             $1,395                 $10,517
12/31/95                      $9,390                    $0             $2,190                 $11,580
12/31/96                      $9,195                    $0             $2,893                 $12,088
12/31/97                      $9,196                    $0             $3,643                 $12,839
12/31/98                      $9,219                    $0             $4,420                 $13,639
12/31/99                      $8,756                    $0             $4,975                 $13,731
12/31/00                      $8,830                    $0             $5,897                 $14,727


                                 Class B Shares

                                                                       Net Asset          Initial Net
          Initial        Offering     Sales Charge      Shares         Value Per          Asset
Date      Investment     Price        Included          Purchased      Share              Value
4/4/94    $10,000        $3.89        0.00%             2,570.694      $3.89              $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                            From               From
                      From         Capital Gains          Dividends      CDSC if      Total
Date            Investment            Reinvested         Reinvested     Redeemed      Value      CDSC %
12/31/94            $9,589                    $0               $385         $192     $9,782        2.00
12/31/95            $9,897                    $0             $1,021         $198    $10,720        2.00
12/31/96            $9,666                    $0             $1,640          $97    $11,209        1.00
12/31/97            $9,692                    $0             $2,251           $0    $11,943        0.00
12/31/98            $9,692                    $0             $2,837           $0    $12,529        0.00
12/31/99            $9,255                    $0             $3.326           $0    $12,581        0.00
12/31/00            $9,306                    $0             $4,065           $0    $13,371        0.00

Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                       Pioneer Limited Maturity Bond Fund
                                 Class Y Shares

                                                                          Net Asset
              Initial          Offering    Sales Charge    Shares         Value Per      Initial Net
Date          Investment       Price       Included        Purchased      Share          Asset Value
4/9/98        $10,000.00       $3.77       0.00%           2652.520       $3.77          $10,000.00

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)


                                             From             From
                           From     Capital Gains        Dividends         Total
Date                 Investment        Reinvested       Reinvested         Value
12/31/98                $10,027                $0             $431       $10,458
12/31/99                 $9,549                $0           $1,056       $10,605
12/31/00                 $9,655                $0           $1,763       $11,418


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

Comparative Performance Index Descriptions





The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

Dow Jones Industrial Average. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. Small Stock Index. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. Inflation. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA Indexes. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

Merrill Lynch Micro-Cap Index. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

Merrill Lynch High Yield Master II Index. This index is a market capitalization weighted total return index covering U.S. dollar-denominated high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, a remaining term to maturity greater than or equal to one year, and a credit rating less than BBB3 but not in default (based on the composite of Moody's and Standard & Poor's). The index includes deferred interest and pay-in-kind bonds, but excludes structured notes, floating rate notes and other variable coupon securities. The index also excludes emerging markets debt (issuers domiciled in below investment grade rated countries). Index constituents are rebalanced monthly on the last calendar day of the month. Index values are calculated daily.

Merrill Lynch Index of Convertible Bonds (Speculative Quality). This is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Returns are calculated weekly based on Thursday's closing prices and are linked monthly. All securities must be convertible to common stock only. Quality range is D3-BB1 based on composite Moody's and Standard & Poor's ratings.

Long-Term U.S. Government Bonds. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

Intermediate-Term U.S. Government Bonds. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

Morgan Stanley Capital International ("MSCI") Indices. These indices are in U.S. dollar terms with or without dividends reinvested and measure the performance of developed and emerging stock markets in individual countries and regions around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. The Free indices exclude shares which are not readily purchased by non-local investors. These indices are unmanaged. MSCI covers thousands of securities in 51 stock markets around the world. Several Pioneer mutual funds that invest in international securities compare their performance to various MSCI indices.

6-Month CDs. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

Long-Term U.S. Corporate Bonds. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

Lehman Brothers Government/Credit Bond Index - Intermediate. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.

U.S. (30-Day) Treasury Bills. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and Nasdaq. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

Russell U.S. Equity Indexes. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $5.1 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $958.8 million, and the largest company in the index has an approximate market capitalization of $4 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.5 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $14.1 billion. The smallest company in the index has an approximate market capitalization of $1.6 billion. The Russell Midcap(R) Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $13 billion. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell indexes are reconstituted annually as of June 30, based on May 31 market capitalizations.

Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The index is capitalization-weighted. As of July 31, 2000, 112 companies were included in the index, with a total market cap of $133.753 illion. At December 31, 2000, the companies in the index were 92.92% equity and hybrid REITs and 7.08% REOCs.

Standard & Poor's MidCap 400 Index. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

Lipper Indexes. These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.

Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The index is a recognized measure of the performance of the U.S. investment grade fixed rate bond market.

Bank Savings Account. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

Nasdaq Composite Index. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. The Nasdaq Composite includes over 5,000 companies and is one of the most widely followed and quoted major market indices because it is so broad-based.

Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PIM-USA

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   Dow                                 S&P/          S&P/       Merrill
                                 Jones   U.S. Small                   BARRA         BARRA         Lynch
                      S&P   Industrial        Stock        U.S.         500           500     Micro-Cap
                      500      Average        Index   Inflation      Growth         Value         Index
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A          N/A          N/A         N/A         N/A           N/A           N/A
Dec 1926              N/A          N/A         0.28       -1.49         N/A           N/A           N/A
Dec 1927              N/A          N/A        22.10       -2.08         N/A           N/A           N/A
Dec 1928            43.60          N/A        39.69       -0.97         N/A           N/A           N/A
Dec 1929            -8.55          N/A       -51.36        0.20         N/A           N/A           N/A
Dec 1930           -24.78          N/A       -38.15       -6.03         N/A           N/A           N/A
Dec 1931           -43.13          N/A       -49.75       -9.52         N/A           N/A           N/A
Dec 1932            -8.26          N/A        -5.39      -10.30         N/A           N/A           N/A
Dec 1933            54.20          N/A       142.87        0.51         N/A           N/A           N/A
Dec 1934            -1.52          N/A        24.22        2.03         N/A           N/A           N/A
Dec 1935            47.61          N/A        40.19        2.99         N/A           N/A           N/A
Dec 1936            33.74          N/A        64.80        1.21         N/A           N/A           N/A
Dec 1937           -34.73          N/A       -58.01        3.10         N/A           N/A           N/A
Dec 1938            30.76          N/A        32.80       -2.78         N/A           N/A           N/A
Dec 1939            -0.38          N/A         0.35       -0.48         N/A           N/A           N/A
Dec 1940            -9.77          N/A        -5.16        0.96         N/A           N/A           N/A
Dec 1941           -11.59          N/A        -9.00        9.72         N/A           N/A           N/A
Dec 1942            20.15          N/A        44.51        9.29         N/A           N/A           N/A
Dec 1943            25.63          N/A        88.37        3.16         N/A           N/A           N/A
Dec 1944            19.53          N/A        53.72        2.11         N/A           N/A           N/A
Dec 1945            36.31          N/A        73.61        2.25         N/A           N/A           N/A
Dec 1946            -8.02          N/A       -11.63       18.16         N/A           N/A           N/A
Dec 1947             5.63          N/A         0.92        9.01         N/A           N/A           N/A
Dec 1948             5.37          N/A        -2.11        2.71         N/A           N/A           N/A
Dec 1949            18.60          N/A        19.75       -1.80         N/A           N/A           N/A
Dec 1950            31.46          N/A        38.75        5.79         N/A           N/A           N/A
Dec 1951            23.97          N/A         7.80        5.87         N/A           N/A           N/A
Dec 1952            18.16          N/A         3.03        0.88         N/A           N/A           N/A
Dec 1953            -0.94          N/A        -6.49        0.62         N/A           N/A           N/A
Dec 1954            52.27          N/A        60.58       -0.50         N/A           N/A           N/A
Dec 1955            31.41          N/A        20.44        0.37         N/A           N/A           N/A
Dec 1956             6.48          N/A         4.28        2.86         N/A           N/A           N/A
Dec 1957           -10.72          N/A       -14.57        3.02         N/A           N/A           N/A
Dec 1958            43.15          N/A        64.89        1.76         N/A           N/A           N/A
Dec 1959            11.95          N/A        16.40        1.50         N/A           N/A           N/A
Dec 1960             0.45        -6.12        -3.29        1.48         N/A           N/A           N/A
Dec 1961            26.88        22.64        32.09        0.67         N/A           N/A           N/A
Dec 1962            -8.66        -7.46       -11.90        1.22         N/A           N/A           N/A
Dec 1963            22.76        20.86        23.57        1.65         N/A           N/A           N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   Dow                                 S&P/          S&P/       Merrill
                                 Jones   U.S. Small                   BARRA         BARRA         Lynch
                      S&P   Industrial        Stock        U.S.         500           500     Micro-Cap
                      500      Average        Index   Inflation      Growth         Value         Index
-------------------------------------------------------------------------------------------------------
Dec 1964            16.43        18.92        23.52        1.19         N/A           N/A           N/A
Dec 1965            12.46        14.39        41.75        1.92         N/A           N/A           N/A
Dec 1966           -10.02       -15.85        -7.01        3.35         N/A           N/A           N/A
Dec 1967            23.89        19.22        83.57        3.04         N/A           N/A           N/A
Dec 1968            11.04         7.94        35.97        4.72         N/A           N/A           N/A
Dec 1969            -8.40       -11.84       -25.05        6.11         N/A           N/A           N/A
Dec 1970             3.89         9.28       -17.43        5.49         N/A           N/A           N/A
Dec 1971            14.22         9.89        16.50        3.36         N/A           N/A           N/A
Dec 1972            18.96        18.52         4.43        3.41         N/A           N/A           N/A
Dec 1973           -14.67       -13.29       -30.90        8.80         N/A           N/A           N/A
Dec 1974           -26.31       -23.73       -19.95       12.20         N/A           N/A           N/A
Dec 1975            37.14        44.87        52.82        7.01       31.72         43.38           N/A
Dec 1976            23.81        22.93        57.38        4.81       13.84         34.93           N/A
Dec 1977            -7.19       -12.84        25.38        6.77      -11.82         -2.57           N/A
Dec 1978             6.52         2.81        23.46        9.03        6.78          6.16         27.76
Dec 1979            18.45        10.68        43.46       13.31       15.72         21.16         43.18
Dec 1980            32.45        22.13        39.88       12.40       39.40         23.59         32.32
Dec 1981            -4.88        -3.65        13.88        8.94       -9.81          0.02          9.18
Dec 1982            21.50        27.20        28.01        3.87       22.03         21.04         33.62
Dec 1983            22.46        26.05        39.67        3.80       16.24         28.89         42.44
Dec 1984             6.22         1.35        -6.67        3.95        2.33         10.52        -14.97
Dec 1985            31.64        33.62        24.66        3.77       33.31         29.68         22.89
Dec 1986            18.62        27.25         6.85        1.13       14.50         21.67          3.45
Dec 1987             5.18         5.55        -9.30        4.41        6.50          3.68        -13.84
Dec 1988            16.50        16.21        22.87        4.42       11.95         21.67         22.76
Dec 1989            31.59        32.24        10.18        4.65       36.40         26.13          8.06
Dec 1990            -3.11        -0.54       -21.56        6.11        0.20         -6.85        -29.55
Dec 1991            30.34        24.25        44.63        3.06       38.37         22.56         57.44
Dec 1992             7.61         7.40        23.35        2.90        5.07         10.53         36.62
Dec 1993            10.03        16.97        20.98        2.75        1.68         18.60         31.32
Dec 1994             1.36         5.02         3.11        2.67        3.13         -0.63          1.81
Dec 1995            37.44        36.94        34.46        2.54       38.13         37.00         30.70
Dec 1996            22.90        28.91        17.62        3.32       23.98         21.99         13.88
Dec 1997            33.32        24.91        22.78        1.70       36.38         29.99         24.61
Dec 1998            28.52        18.16        -7.31        1.61       42.15         14.68         -6.15
Dec 1999            21.01        27.29        29.79        2.81       28.25         12.72         40.04
Dec 2000            -9.11        -4.69        -3.59        3.86      -22.08          6.08         -6.13

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                     Long-     Intermediate-        MSCI                      Long-           Lehman
                      Term         Term U.S.        EAFE         6-       Term U.S.            Bros.         U.S.
                U.S. Gov't        Government     (Net of      Month       Corporate     Gov't/Credit       T-Bill
                     Bonds             Bonds      Taxes)        CDs           Bonds     Intermediate     (30-Day)
-----------------------------------------------------------------------------------------------------------------
Dec 1925               N/A               N/A         N/A        N/A             N/A              N/A          N/A
Dec 1926              7.77              5.38         N/A        N/A            7.37              N/A         3.27
Dec 1927              8.93              4.52         N/A        N/A            7.44              N/A         3.12
Dec 1928              0.10              0.92         N/A        N/A            2.84              N/A         3.56
Dec 1929              3.42              6.01         N/A        N/A            3.27              N/A         4.75
Dec 1930              4.66              6.72         N/A        N/A            7.98              N/A         2.41
Dec 1931             -5.31             -2.32         N/A        N/A           -1.85              N/A         1.07
Dec 1932             16.84              8.81         N/A        N/A           10.82              N/A         0.96
Dec 1933             -0.07              1.83         N/A        N/A           10.38              N/A         0.30
Dec 1934             10.03              9.00         N/A        N/A           13.84              N/A         0.16
Dec 1935              4.98              7.01         N/A        N/A            9.61              N/A         0.17
Dec 1936              7.52              3.06         N/A        N/A            6.74              N/A         0.18
Dec 1937              0.23              1.56         N/A        N/A            2.75              N/A         0.31
Dec 1938              5.53              6.23         N/A        N/A            6.13              N/A        -0.02
Dec 1939              5.94              4.52         N/A        N/A            3.97              N/A         0.02
Dec 1940              6.09              2.96         N/A        N/A            3.39              N/A         0.00
Dec 1941              0.93              0.50         N/A        N/A            2.73              N/A         0.06
Dec 1942              3.22              1.94         N/A        N/A            2.60              N/A         0.27
Dec 1943              2.08              2.81         N/A        N/A            2.83              N/A         0.35
Dec 1944              2.81              1.80         N/A        N/A            4.73              N/A         0.33
Dec 1945             10.73              2.22         N/A        N/A            4.08              N/A         0.33
Dec 1946             -0.10              1.00         N/A        N/A            1.72              N/A         0.35
Dec 1947             -2.62              0.91         N/A        N/A           -2.34              N/A         0.50
Dec 1948              3.40              1.85         N/A        N/A            4.14              N/A         0.81
Dec 1949              6.45              2.32         N/A        N/A            3.31              N/A         1.10
Dec 1950              0.06              0.70         N/A        N/A            2.12              N/A         1.20
Dec 1951             -3.93              0.36         N/A        N/A           -2.69              N/A         1.49
Dec 1952              1.16              1.63         N/A        N/A            3.52              N/A         1.66
Dec 1953              3.64              3.23         N/A        N/A            3.41              N/A         1.82
Dec 1954              7.19              2.68         N/A        N/A            5.39              N/A         0.86
Dec 1955             -1.29             -0.65         N/A        N/A            0.48              N/A         1.57
Dec 1956             -5.59             -0.42         N/A        N/A           -6.81              N/A         2.46
Dec 1957              7.46              7.84         N/A        N/A            8.71              N/A         3.14
Dec 1958             -6.09             -1.29         N/A        N/A           -2.22              N/A         1.54
Dec 1959             -2.26             -0.39         N/A        N/A           -0.97              N/A         2.95
Dec 1960             13.78             11.76         N/A        N/A            9.07              N/A         2.66

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                     Long-     Intermediate-        MSCI                      Long-           Lehman
                      Term         Term U.S.        EAFE         6-       Term U.S.            Bros.         U.S.
                U.S. Gov't        Government     (Net of      Month       Corporate     Gov't/Credit       T-Bill
                     Bonds             Bonds      Taxes)        CDs           Bonds     Intermediate     (30-Day)
-----------------------------------------------------------------------------------------------------------------
Dec 1961              0.97              1.85         N/A        N/A            4.82              N/A         2.13
Dec 1962              6.89              5.56         N/A        N/A            7.95              N/A         2.73
Dec 1963              1.21              1.64         N/A        N/A            2.19              N/A         3.12
Dec 1964              3.51              4.04         N/A       4.17            4.77              N/A         3.54
Dec 1965              0.71              1.02         N/A       4.68           -0.46              N/A         3.93
Dec 1966              3.65              4.69         N/A       5.76            0.20              N/A         4.76
Dec 1967             -9.18              1.01         N/A       5.47           -4.95              N/A         4.21
Dec 1968             -0.26              4.54         N/A       6.45            2.57              N/A         5.21
Dec 1969             -5.07             -0.74         N/A       8.70           -8.09              N/A         6.58
Dec 1970             12.11             16.86      -11.66       7.06           18.37              N/A         6.52
Dec 1971             13.23              8.72       29.59       5.36           11.01              N/A         4.39
Dec 1972              5.69              5.16       36.35       5.39            7.26              N/A         3.84
Dec 1973             -1.11              4.61      -14.92       8.60            1.14             3.34         6.93
Dec 1974              4.35              5.69      -23.16      10.20           -3.06             5.86         8.00
Dec 1975              9.20              7.83       35.39       6.51           14.64             9.49         5.80
Dec 1976             16.75             12.87        2.54       5.22           18.65            12.33         5.08
Dec 1977             -0.69              1.41       18.06       6.11            1.71             3.31         5.12
Dec 1978             -1.18              3.49       32.62      10.21           -0.07             2.12         7.18
Dec 1979             -1.23              4.09        4.75      11.90           -4.18             5.99        10.38
Dec 1980             -3.95              3.91       22.58      12.33           -2.76             6.42        11.24
Dec 1981              1.86              9.45       -2.28      15.50           -1.24            10.51        14.71
Dec 1982             40.36             29.10       -1.86      12.18           42.56            26.11        10.54
Dec 1983              0.65              7.41       23.69       9.65            6.26             8.60         8.80
Dec 1984             15.48             14.02        7.38      10.65           16.86            14.37         9.85
Dec 1985             30.97             20.33       56.16       7.82           30.09            18.06         7.72
Dec 1986             24.53             15.14       69.44       6.30           19.85            13.13         6.16
Dec 1987             -2.71              2.90       24.63       6.59           -0.27             3.66         5.47
Dec 1988              9.67              6.10       28.27       8.15           10.70             6.67         6.35
Dec 1989             18.11             13.29       10.54       8.27           16.23            12.77         8.37
Dec 1990              6.18              9.73      -23.45       7.85            6.78             9.16         7.81
Dec 1991             19.30             15.46       12.13       4.95           19.89            14.62         5.60
Dec 1992              8.05              7.19      -12.17       3.27            9.39             7.17         3.51
Dec 1993             18.24             11.24       32.56       2.88           13.19             8.79         2.90
Dec 1994             -7.77             -5.14        7.78       5.40           -5.76            -1.93         3.90
Dec 1995             31.67             16.80       11.21       5.21           27.20            15.33         5.60
Dec 1996             -0.93              2.10        6.05       5.21            1.40             4.05         5.21
Dec 1997             15.85              8.38        1.78       5.71           12.95             7.87         5.26
Dec 1998             13.06             10.21       20.00       5.34           10.76             8.44         4.86
Dec 1999             -8.96             -1.77       26.96       5.43           -7.45             0.39         4.68
Dec 2000             21.48             12.59      -14.17       6.64           12.87            10.12         5.89

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                   NAREIT                  Wilshire                  Lipper           MSCI
                   Equity     Russell   Real Estate                Balanced       Emerging        Bank
                     REIT       2000(R)  Securities         S&P        Fund        Markets     Savings
                    Index       Index         Index         400       Index     Free Index     Account
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1926              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1927              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1928              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1929              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1930              N/A         N/A           N/A         N/A         N/A            N/A        5.30
Dec 1931              N/A         N/A           N/A         N/A         N/A            N/A        5.10
Dec 1932              N/A         N/A           N/A         N/A         N/A            N/A        4.10
Dec 1933              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1934              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1935              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1936              N/A         N/A           N/A         N/A         N/A            N/A        3.20
Dec 1937              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1938              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1939              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1940              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1941              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1942              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1943              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1944              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1945              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1946              N/A         N/A           N/A         N/A         N/A            N/A        2.20
Dec 1947              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1948              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1949              N/A         N/A           N/A         N/A         N/A            N/A        2.40
Dec 1950              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1951              N/A         N/A           N/A         N/A         N/A            N/A        2.60
Dec 1952              N/A         N/A           N/A         N/A         N/A            N/A        2.70
Dec 1953              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1954              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1955              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1956              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1957              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1958              N/A         N/A           N/A         N/A         N/A            N/A        3.38
Dec 1959              N/A         N/A           N/A         N/A         N/A            N/A        3.53
Dec 1960              N/A         N/A           N/A         N/A        5.77            N/A        3.86
Dec 1961              N/A         N/A           N/A         N/A       20.59            N/A        3.90

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                   NAREIT                  Wilshire                  Lipper           MSCI
                   Equity     Russell   Real Estate                Balanced       Emerging        Bank
                     REIT       2000(R)  Securities         S&P        Fund        Markets     Savings
                    Index       Index         Index         400       Index     Free Index     Account
------------------------------------------------------------------------------------------------------
Dec 1962              N/A         N/A           N/A         N/A       -6.80            N/A       4.08
Dec 1963              N/A         N/A           N/A         N/A       13.10            N/A       4.17
Dec 1964              N/A         N/A           N/A         N/A       12.36            N/A       4.19
Dec 1965              N/A         N/A           N/A         N/A        9.80            N/A       4.23
Dec 1966              N/A         N/A           N/A         N/A       -5.86            N/A       4.45
Dec 1967              N/A         N/A           N/A         N/A       15.09            N/A       4.67
Dec 1968              N/A         N/A           N/A         N/A       13.97            N/A       4.68
Dec 1969              N/A         N/A           N/A         N/A       -9.01            N/A       4.80
Dec 1970              N/A         N/A           N/A         N/A        5.62            N/A       5.14
Dec 1971              N/A         N/A           N/A         N/A       13.90            N/A       5.30
Dec 1972             8.01         N/A           N/A         N/A       11.13            N/A       5.37
Dec 1973           -15.52         N/A           N/A         N/A      -12.24            N/A       5.51
Dec 1974           -21.40         N/A           N/A         N/A      -18.71            N/A       5.96
Dec 1975            19.30         N/A           N/A         N/A       27.10            N/A       6.21
Dec 1976            47.59         N/A           N/A         N/A       26.03            N/A       6.23
Dec 1977            22.42         N/A           N/A         N/A       -0.72            N/A       6.39
Dec 1978            10.34         N/A         13.04         N/A        4.80            N/A       6.56
Dec 1979            35.86       43.07         70.81         N/A       14.67            N/A       7.29
Dec 1980            24.37       38.60         22.08         N/A       19.70            N/A       8.78
Dec 1981             6.00        2.03          7.18         N/A        1.86            N/A      10.71
Dec 1982            21.60       24.95         24.47       22.69       30.63            N/A      11.19
Dec 1983            30.64       29.13         27.61       26.08       17.44            N/A       9.71
Dec 1984            20.93       -7.30         20.64        1.18        7.46            N/A       9.92
Dec 1985            19.10       31.05         20.14       35.59       29.83            N/A       9.02
Dec 1986            19.16        5.68         20.30       16.21       18.43            N/A       7.84
Dec 1987            -3.64       -8.80         -7.86       -2.04        4.13            N/A       6.92
Dec 1988            13.49       25.02         24.18       20.87       11.18          40.43       7.20
Dec 1989             8.84       16.26          2.37       35.55       19.70          64.96       7.91
Dec 1990           -15.35      -19.48        -33.46       -5.12        0.66         -10.55       7.80
Dec 1991            35.70       46.04         20.03       50.10       25.83          59.91       4.61
Dec 1992            14.59       18.41          7.36       11.91        7.46          11.40       2.89
Dec 1993            19.65       18.88         15.24       13.95       11.95          74.83       2.73
Dec 1994             3.17       -1.82          1.64       -3.58       -2.05          -7.32       4.96
Dec 1995            15.27       28.45         13.65       30.95       24.89          -5.21       5.24
Dec 1996            35.26       16.50         36.87       19.20       13.05           6.03       4.95
Dec 1997            20.29       22.36         19.80       32.25       20.30         -11.59       5.17
Dec 1998           -17.51       -2.55        -17.43       19.11       15.09         -25.34       4.63
Dec 1999            -4.62       21.26         14.72       14.72        8.98          66.41       5.29
Dec 2000            25.77       -3.02         30.74       17.50        2.39         -30.61       3.71

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT




                                                                           Merrill
                      MSCI     MSCI All                                      Lynch
                       All      Country                     Merrill       Index of                            Lipper
                   Country    (AC) Asia         Lehman        Lynch    Convertible               Lipper     Growth &
                 (AC) Asia      Pacific       Brothers   High Yield          Bonds   Russell     Growth       Income
                      Free         Free      Aggregate    Master II   (Speculative   1000(R)       Fund         Fund
                  ex Japan     ex Japan     Bond Index        Index       Quality)     Index      Index        Index
--------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1926               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1927               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1928               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1929               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1930               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1931               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1932               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1933               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1934               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1935               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1936               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1937               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1938               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1939               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1940               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1941               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1942               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1943               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1944               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1945               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1946               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1947               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1948               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1949               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1950               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1951               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1952               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1953               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1954               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1955               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1956               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1957               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1958               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1959               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1960               N/A          N/A            N/A          N/A            N/A       N/A       6.36         3.04
Dec 1961               N/A          N/A            N/A          N/A            N/A       N/A      30.16        26.00

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT




                                                                           Merrill
                      MSCI     MSCI All                                      Lynch
                       All      Country                     Merrill       Index of                            Lipper
                   Country    (AC) Asia         Lehman        Lynch    Convertible               Lipper     Growth &
                 (AC) Asia      Pacific       Brothers   High Yield          Bonds   Russell     Growth       Income
                      Free         Free      Aggregate    Master II   (Speculative   1000(R)       Fund         Fund
                  ex Japan     ex Japan     Bond Index        Index       Quality)     Index      Index        Index
--------------------------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A            N/A       N/A     -16.84       -11.87
Dec 1963               N/A          N/A            N/A          N/A            N/A       N/A      22.43        19.10
Dec 1964               N/A          N/A            N/A          N/A            N/A       N/A      14.99        15.23
Dec 1965               N/A          N/A            N/A          N/A            N/A       N/A      26.61        19.00
Dec 1966               N/A          N/A            N/A          N/A            N/A       N/A      -1.80        -6.04
Dec 1967               N/A          N/A            N/A          N/A            N/A       N/A      45.31        27.59
Dec 1968               N/A          N/A            N/A          N/A            N/A       N/A      15.34        15.29
Dec 1969               N/A          N/A            N/A          N/A            N/A       N/A     -10.62       -11.80
Dec 1970               N/A          N/A            N/A          N/A            N/A       N/A      -8.57         1.10
Dec 1971               N/A          N/A            N/A          N/A            N/A       N/A      26.17        13.77
Dec 1972               N/A          N/A            N/A          N/A            N/A       N/A      18.08        12.87
Dec 1973               N/A          N/A            N/A          N/A            N/A       N/A     -24.75       -14.27
Dec 1974               N/A          N/A            N/A          N/A            N/A       N/A     -30.73       -20.85
Dec 1975               N/A          N/A            N/A          N/A            N/A       N/A      32.83        34.62
Dec 1976               N/A          N/A          15.60          N/A            N/A       N/A      20.07        25.66
Dec 1977               N/A          N/A           3.04          N/A            N/A       N/A      -2.62        -3.64
Dec 1978               N/A          N/A           1.39          N/A            N/A       N/A      12.53         7.99
Dec 1979               N/A          N/A           1.93          N/A            N/A     22.31      29.29        23.87
Dec 1980               N/A          N/A           2.71          N/A            N/A     31.88      38.67        28.27
Dec 1981               N/A          N/A           6.25          N/A            N/A     -5.10      -6.82        -1.39
Dec 1982               N/A          N/A          32.62          N/A            N/A     20.30      24.04        24.17
Dec 1983               N/A          N/A           8.36          N/A            N/A     22.13      21.35        22.76
Dec 1984               N/A          N/A          15.15          N/A            N/A      4.75      -3.60         4.29
Dec 1985               N/A          N/A          22.10          N/A            N/A     32.27      30.14        28.55
Dec 1986               N/A          N/A          15.26          N/A            N/A     17.87      15.59        17.63
Dec 1987               N/A          N/A           2.76         4.47            N/A      2.94       3.25         2.64
Dec 1988             30.00        30.45           7.89        13.36          16.19     17.23      14.13        18.35
Dec 1989             32.13        21.43          14.53         2.31           9.82     30.42      27.47        23.73
Dec 1990             -6.54       -11.86           8.96        -4.36          -8.61     -4.16      -5.41        -5.99
Dec 1991             30.98        32.40          16.00        39.17          37.53     33.03      36.33        27.75
Dec 1992             21.81         9.88           7.40        17.44          24.06      9.04       7.63         9.63
Dec 1993            103.39        84.94           9.75        16.69          19.37     10.15      11.98        14.62
Dec 1994            -16.94       -12.59          -2.92        -1.03          -6.91      0.38      -1.57        -0.41
Dec 1995              4.00        10.00          18.47        20.46          25.14     37.77      32.65        31.14
Dec 1996             10.05         8.08           3.63        11.27          15.29     22.45      17.53        20.67
Dec 1997            -40.31       -34.20           9.65        13.27          16.76     32.85      28.03        26.88
Dec 1998             -7.79        -4.42           8.69         2.95          12.62     27.02      25.69        13.58
Dec 1999             64.67        49.83          -0.82         2.51          38.91     20.91      27.96        11.86
Dec 2000            -35.22       -29.97          11.63        -5.12          18.86     -7.79     -10.88         0.39

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                              MSCI All
                                               Country      Russell       Russell
                     MSCI          MSCI     World Free      1000(R)       1000(R)         Nasdaq
                    Europe        World        ex U.S.       Growth         Value      Composite
                    Index         Index          Index        Index         Index          Index
-------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1926               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1927               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1928               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1929               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1930               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1931               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1932               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1933               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1934               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1935               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1936               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1937               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1938               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1939               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1940               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1941               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1942               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1943               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1944               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1945               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1946               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1947               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1948               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1949               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1950               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1951               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1952               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1953               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1954               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1955               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1956               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1957               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1958               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1959               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1960               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1961               N/A          N/A            N/A          N/A           N/A            N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                              MSCI All
                                               Country      Russell       Russell
                     MSCI          MSCI     World Free      1000(R)       1000(R)         Nasdaq
                    Europe        World        ex U.S.       Growth         Value      Composite
                    Index         Index          Index        Index         Index          Index
-------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1963               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1964               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1965               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1966               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1967               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1968               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1969               N/A          N/A            N/A          N/A           N/A            N/A
Dec 1970            -10.64        -3.09            N/A          N/A           N/A            N/A
Dec 1971             26.33        18.36            N/A          N/A           N/A            N/A
Dec 1972             14.40        22.48            N/A          N/A           N/A          17.18
Dec 1973             -8.77       -15.24            N/A          N/A           N/A         -31.06
Dec 1974            -24.07       -25.47            N/A          N/A           N/A         -35.11
Dec 1975             41.45        32.80            N/A          N/A           N/A          29.76
Dec 1976             -7.80        13.40            N/A          N/A           N/A          26.10
Dec 1977             21.90         0.68            N/A          N/A           N/A           7.33
Dec 1978             21.88        16.52            N/A          N/A           N/A          12.31
Dec 1979             12.31        10.95            N/A        23.91         20.55          28.11
Dec 1980             11.90        25.67            N/A        39.57         24.41          33.88
Dec 1981            -12.46        -4.79            N/A       -11.31          1.26          -3.21
Dec 1982              3.97         9.71            N/A        20.46         20.04          18.67
Dec 1983             20.96        21.93            N/A        15.98         28.28          19.87
Dec 1984              0.62         4.72            N/A        -0.95         10.10         -11.22
Dec 1985             78.93        40.56            N/A        32.85         31.51          31.36
Dec 1986             43.85        41.89            N/A        15.36         19.98           7.36
Dec 1987              3.66        16.16            N/A         5.31          0.50          -5.26
Dec 1988             15.81        23.29          27.90        11.27         23.16          15.41
Dec 1989             28.51        16.61          12.03        35.92         25.19          19.26
Dec 1990             -3.85       -17.02         -22.74        -0.26         -8.08         -17.80
Dec 1991             13.11        18.28          13.96        41.16         24.61          56.84
Dec 1992             -4.71        -5.23         -10.97         5.00         13.81          15.45
Dec 1993             29.28        22.50          34.90         2.90         18.12          14.75
Dec 1994              2.28         5.08           6.63         2.66         -1.99          -3.20
Dec 1995             21.62        20.72           9.94        37.19         38.35          39.92
Dec 1996             21.09        13.48           6.68        23.12         21.64          22.71
Dec 1997             23.80        15.76           2.04        30.49         35.18          21.64
Dec 1998             28.53        24.34          14.46        38.71         15.63          39.63
Dec 1999             15.89        24.93          30.91        33.16          7.35          85.59
Dec 2000             -8.39       -13.18         -15.09       -22.42          7.01         -39.29

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   MSCI               MSCI
                      MSCI        World              World
                     World       Health  Telecommunication
                Financials         Care           Services
                     Index        Index              Index
-----------------------------------------------------------
Dec 1925               N/A          N/A                N/A
Dec 1926               N/A          N/A                N/A
Dec 1927               N/A          N/A                N/A
Dec 1928               N/A          N/A                N/A
Dec 1929               N/A          N/A                N/A
Dec 1930               N/A          N/A                N/A
Dec 1931               N/A          N/A                N/A
Dec 1932               N/A          N/A                N/A
Dec 1933               N/A          N/A                N/A
Dec 1934               N/A          N/A                N/A
Dec 1935               N/A          N/A                N/A
Dec 1936               N/A          N/A                N/A
Dec 1937               N/A          N/A                N/A
Dec 1938               N/A          N/A                N/A
Dec 1939               N/A          N/A                N/A
Dec 1940               N/A          N/A                N/A
Dec 1941               N/A          N/A                N/A
Dec 1942               N/A          N/A                N/A
Dec 1943               N/A          N/A                N/A
Dec 1944               N/A          N/A                N/A
Dec 1945               N/A          N/A                N/A
Dec 1946               N/A          N/A                N/A
Dec 1947               N/A          N/A                N/A
Dec 1948               N/A          N/A                N/A
Dec 1949               N/A          N/A                N/A
Dec 1950               N/A          N/A                N/A
Dec 1951               N/A          N/A                N/A
Dec 1952               N/A          N/A                N/A
Dec 1953               N/A          N/A                N/A
Dec 1954               N/A          N/A                N/A
Dec 1955               N/A          N/A                N/A
Dec 1956               N/A          N/A                N/A
Dec 1957               N/A          N/A                N/A
Dec 1958               N/A          N/A                N/A
Dec 1959               N/A          N/A                N/A
Dec 1960               N/A          N/A                N/A
Dec 1961               N/A          N/A                N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                                   MSCI                 MSCI
                      MSCI        World                World
                     World       Health    Telecommunication
                Financials         Care             Services
                     Index        Index                Index
------------------------------------------------------------
Dec 1962               N/A          N/A                  N/A
Dec 1963               N/A          N/A                  N/A
Dec 1964               N/A          N/A                  N/A
Dec 1965               N/A          N/A                  N/A
Dec 1966               N/A          N/A                  N/A
Dec 1967               N/A          N/A                  N/A
Dec 1968               N/A          N/A                  N/A
Dec 1969               N/A          N/A                  N/A
Dec 1970               N/A          N/A                  N/A
Dec 1971               N/A          N/A                  N/A
Dec 1972               N/A          N/A                  N/A
Dec 1973               N/A          N/A                  N/A
Dec 1974               N/A          N/A                  N/A
Dec 1975               N/A          N/A                  N/A
Dec 1976               N/A          N/A                  N/A
Dec 1977               N/A          N/A                  N/A
Dec 1978               N/A          N/A                  N/A
Dec 1979               N/A          N/A                  N/A
Dec 1980               N/A          N/A                  N/A
Dec 1981               N/A          N/A                  N/A
Dec 1982               N/A          N/A                  N/A
Dec 1983               N/A          N/A                  N/A
Dec 1984               N/A          N/A                  N/A
Dec 1985               N/A          N/A                  N/A
Dec 1986               N/A          N/A                  N/A
Dec 1987               N/A          N/A                  N/A
Dec 1988               N/A          N/A                  N/A
Dec 1989               N/A          N/A                  N/A
Dec 1990               N/A          N/A                  N/A
Dec 1991               N/A          N/A                  N/A
Dec 1992               N/A          N/A                  N/A
Dec 1993               N/A          N/A                  N/A
Dec 1994               N/A          N/A                  N/A
Dec 1995               N/A          N/A                  N/A
Dec 1996               N/A          N/A                  N/A
Dec 1997               N/A          N/A                  N/A
Dec 1998               N/A          N/A                  N/A
Dec 1999              8.57       -10.08                44.66
Dec 2000             10.62        26.96               -42.49

Source: Lipper, Inc., Ibbotson Associates and The Wall Street Journal

21. APPENDIX D - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.


As of December 31, 2000, Pioneer and its investment management affiliates employed a professional investment staff of approximately 150.

Total assets of all Pioneer's U.S. mutual funds at December 31, 2000, were over $21 billion representing 1,345,985 shareholder accounts, including 830,459 non-retirement accounts and 515,526 retirement accounts.


                                   EXHIBIT B

                                                                 January 2, 2001

(SUPERSEDES APPLICABLE SUPPLEMENTS DATED AUGUST 31, 2000)

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                       (AS SUPPLEMENTED NOVEMBER 22, 2000)
                                       FOR

FUND                                       DATED
Pioneer II                                 January 28, 2000
Pioneer Mid-Cap Fund                       January 28, 2000
Pioneer Strategic Income Fund              January 28, 2000
Pioneer High Yield Fund                    February 25, 2000
Pioneer Europe Fund                        February 28, 2000
Pioneer Indo-Asia Fund                     February 28, 2000
Pioneer Mid-Cap Value Fund                 February 28, 2000
Pioneer Equity-Income Fund                 February 28, 2000
Pioneer Small Company Fund                 February 28, 2000
Pioneer Limited Maturity Bond Fund         March 29, 2000
Pioneer Emerging Markets Fund              March 29, 2000
Pioneer International Growth Fund          March 29, 2000
Pioneer Micro-Cap Fund                     March 29, 2000
Pioneer Science & Technology Fund          March 31, 2000
Pioneer Fund                               May 1, 2000
Pioneer Cash Reserves Fund                 May 1, 2000 (as revised May 15, 2000)
Pioneer America Income Trust               May 1, 2000
Pioneer Real Estate Shares                 May 1, 2000
Pioneer Growth Shares                      May 1, 2000
Pioneer Balanced Fund                      May 1, 2000
Pioneer Tax-Free Income Fund               May 1, 2000
Pioneer World Equity Fund                  July 31, 2000
Pioneer Bond Fund                          September 29, 2000
Pioneer Tax-Managed Fund                   November 18, 1999


ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the funds' statements of additional information. With respect to the above listed funds, PFD will reallow to participating broker/dealers the entire sales charge for all sales of Class A shares of the above listed funds for orders placed for IRA accounts from January 2, 2001 through April 30, 2001. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all shares sold by a dealer during a particular period. With respect to each of the above listed funds, PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold to IRA accounts from January 2, 2001 through April 30, 2001. With respect to each of the above listed funds, PFD has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the fund's Class C shares sold to IRA accounts from January 2, 2001 through April 30, 2001. In addition, PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.


                                                               November 22, 2000

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
                 (SUPERSEDES SUPPLEMENT DATED OCTOBER 25, 2000)

FUND                                                 DATED
Pioneer II                                           January 28, 2000
Pioneer Mid-Cap Fund                                 January 28, 2000
Pioneer Strategic Income Fund                        January 28, 2000
Pioneer High Yield Fund                              February 25, 2000
Pioneer Europe Fund                                  February 28, 2000
Pioneer Indo-Asia Fund                               February 28, 2000
Pioneer Mid-Cap Value Fund                           February 28, 2000
Pioneer Equity-Income Fund                           February 28, 2000
Pioneer Small Company Fund                           February 28, 2000
Pioneer Limited Maturity Bond Fund                   March 29, 2000
Pioneer Emerging Markets Fund                        March 29, 2000
Pioneer International Growth Fund                    March 29, 2000
Pioneer Micro-Cap Fund                               March 29, 2000
Pioneer Science & Technology Fund                    March 31, 2000
Pioneer Fund                                         May 1, 2000
Pioneer Cash Reserves Fund                           May 1, 2000 (as revised
                                                     May 15, 2000)
Pioneer America Income Trust                         May 1, 2000
Pioneer Real Estate Shares                           May 1, 2000
Pioneer Growth Shares                                May 1, 2000
Pioneer Balanced Fund                                May 1, 2000
Pioneer Tax-Free Income Fund                         May 1, 2000
Pioneer Independence Fund                            May 1, 2000
Pioneer Variable Contracts Trust                     May 1, 2000 (as revised
                                                     October 5, 2000)
Pioneer World Equity Fund                            July 31, 2000
Pioneer Bond Fund                                    September 29, 2000
Pioneer Tax-Managed Fund                             November 18, 1999

The following supplements the information presented in the statement of additional information (SAI). All references in the supplemented SAI to The Pioneer Group, Inc. are changed to Pioneer Investment Management USA Inc.

Pioneer is part of Pioneer Global Asset Management, the asset management subsidiary of UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer Global Asset Management provides investment management and financial services to mutual funds, institutional and other clients. As of October 25, 2000, Pioneer Global Asset Management has over $100 billion in assets under management worldwide, including over $23 billion in assets under management by Pioneer.

MANAGEMENT OF THE FUND

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DOB: JUNE 1926
Deputy Chairman of Pioneer Global Asset Management S.p.A.; Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer and Pioneer Global Funds Distributor, Ltd.; Director of Pioneer Management (Ireland) Limited ("PMIL"); President and Director of Pioneer International Corporation ("PIntl"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company

("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc, (collectively, the "Irish Funds"); and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Texaco, Inc., R.J. Reynolds Tobacco Holdings, Inc. and Brady Corporation (international identification solutions provider); Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTHCARE ENTREPRENEURSHIP PROGRAM, 53 BAY STATE ROAD, BOSTON, MA 02215 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947
THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650
Founding Director, The Winthrop Group, Inc. (consulting firm); and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, 26TH FLOOR, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944 Director, Chief Executive Officer and President of PIM-USA; Chairman and a Director of Pioneer Funds Distributor, Inc. ("PFD"); President and a Director of Pioneer; Director of Pioneering Services Corporation ("PSC"), PIntl, PMIL and the Irish Funds; Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Dresdner RCM Global Strategic Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc.; and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds.

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
Corporate Secretary of PIM-USA and most of its subsidiaries until October 2000; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting and Custody Services of PIM-USA (Manager from September 1996 to February 1999); and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer from June 1999 to November 2000).

LUIS I. PRESUTTI, ASSISTANT TREASURER, DOB: APRIL 1965
Assistant Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

JOHN F. DALY III, ASSISTANT TREASURER, DOB: AUGUST 1965
Global Custody and Settlement Division Manager of PIM-USA; and Assistant Treasurer of all of the Pioneer mutual funds since November 2000.

DOROTHY E. BOURASSA, ASSISTANT SECRETARY, DOB: JANUARY 1948
Senior Vice President-Legal and Secretary of PIM-USA and Secretary/Clerk of most of its subsidiaries since October 2000; Assistant Secretary of all of the Pioneer mutual funds since November 2000; Senior Counsel, Assistant Vice President and Director of Compliance of PIM-USA from April 1998 through October 2000; Vice President and Assistant General Counsel, First Union Corporation from December 1996 through March 1998; and Vice President and Counsel, Keystone Investments, Inc. from March 1986 through November 1996.

All of the outstanding capital stock of PFD, Pioneer and PSC is indirectly owned by UniCredito Italiano, one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The fund compensates each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PSC or UniCredito Italiano with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.

INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of UniCredito Italiano and its subsidiaries (see management biographies above).

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS (GENERAL/CLASS II 12B-1 PLAN)

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano.

                               PIONEER BOND FUND

                                 60 State Street

                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                       CLASS A, CLASS B AND CLASS C SHARES

                               SEPTEMBER 29, 2000

This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class A, Class B and Class C shares prospectus, dated September 29, 2000, as supplemented or revised from time to time. A copy of the prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the fund at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of the fund's prospectus from our website at: www.pioneerfunds.com. The fund's financial statements for the fiscal year ended June 30, 2000 are incorporated into this statement of additional information by reference. The most recent annual report to shareholders is attached to this statement of additional information.


                                TABLE OF CONTENTS

                                                                        PAGE

1.       Fund History......................................................2
2.       Investment Policies, Risks and Restrictions.......................2
3.       Management of the Fund...........................................23
4.       Investment Adviser...............................................26
5.       Principal Underwriter and Distribution Plans.....................28
6.       Shareholder Servicing/Transfer Agent.............................32
7.       Custodian........................................................33
8.       Independent Public Accountants...................................33
9.       Portfolio Transactions...........................................33
10.      Description of Shares............................................34
11.      Sales Charges....................................................36
12.      Redeeming Shares.................................................39
13.      Telephone Transactions...........................................40
14.      Pricing of Shares................................................41
15.      Tax Status.......................................................42
16.      Investment Results...............................................46
17.      Financial Statements.............................................49
18.      Appendix A - Annual Fee, Expense and Other Information...........50
19.      Appendix B - Description of Short-Term Debt, Corporate
         Bond and Preferred Stock Ratings.................................53
20.      Appendix C - Performance Statistics..............................59
21.      Appendix D - Other Pioneer Information...........................73


1.       FUND HISTORY

The fund is a diversified open-end management investment company. The fund was originally organized as a Massachusetts corporation on August 16, 1978, reorganized as a Massachusetts business trust on December 31, 1985 and reorganized as a Delaware business trust on May 17, 1999.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.


PRIMARY INVESTMENTS

Under normal circumstances, at least 80% of the fund's total assets must be invested in (a) debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, (b) debt securities, including convertible securities, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper and (c) cash and cash equivalents, such as certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

DEBT SECURITIES RATING CRITERIA


Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

The fund may invest up to 20% of its total assets in below investment grade debt securities. Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See Appendix B for a description of rating categories.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.


The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.


Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.


U.S. GOVERNMENT SECURITIES


U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.


U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

MUNICIPAL OBLIGATIONS

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

MORTGAGE-BACKED SECURITIES


The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.


GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.


The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets. See "Asset Segregation."


WARRANTS

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant expires worthless if it is not exercised on or prior to its expiration date.

INVESTMENTS IN EQUITY SECURITIES

The fund may invest up to 5% of its total assets in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

PREFERRED SHARES

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

ILLIQUID SECURITIES

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REAL ESTATE INVESTMENT TRUSTS ("REITS") AND ASSOCIATED RISK FACTORS

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

OTHER INVESTMENT COMPANIES


The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.


The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

DEBT OBLIGATIONS OF FOREIGN GOVERNMENTS

An investment in debt obligations of foreign governments and their political subdivisions (sovereign debt) involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issues. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

RISKS OF NON-U.S. INVESTMENTS


To the extent that the fund invests in securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to
(i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.



NON-U.S. SECURITIES MARKETS AND REGULATIONS. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.



Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS. The value of the securities quoted or denominated in non-U.S. currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.


CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.


ECONOMIC MONETARY UNION (EMU). On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.


EMU is driven by the expectation of a number of economic benefits, including lower transaction cost, reduced exchange risk, greater competition, and a broadening and depending of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.


The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.


PURCHASING CALL AND PUT OPTIONS. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.


The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."


RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.





The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.


Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.


FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.


Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.


On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.


FOREIGN CURRENCY TRANSACTIONS

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

OPTIONS ON FOREIGN CURRENCIES

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

LENDING OF PORTFOLIO SECURITIES

The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the fund's total assets.


MONEY MARKET INSTRUMENTS. The fund may invest in short-term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, non-U.S. currency. The fund's investment in commercial bank obligations include certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.


The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

ASSET SEGREGATION

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

PORTFOLIO TURNOVER

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund.

INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding voting securities. As used in the prospectus and this SAI, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares.


The fund may not:

(1) Make any investment inconsistent with the fund's status as a diversified investment company under the 1940 Act.

(2) Invest 25% or more of its total assets in the securities of one or more issuers (excluding the U.S. government or its agencies or instrumentalities) conducting their principal business activities in the same industry. For purposes of this restriction the electric utility, natural gas utility, and telephone industries shall be considered separate industries.

(3) Invest in real estate, except that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

(4) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.

(5) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

(6) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

(7) Borrow money, except the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

The fund may not:

(a)    Invest in companies for the purpose of exercising control or management;

(b)    Purchase securities while borrowings are in excess of 5% of total assets;

(c) Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short; or

(d)    Purchase securities on margin.

3.       MANAGEMENT OF THE FUND


The fund's Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund's operations. The Trustees and executive officers of the fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the fund within the meaning of the 1940 Act.

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE, DOB:JUNE 1926 President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneer, Closed Joint-Stock Company "Forest-Starma" and Pioneer Global Funds Distributor, Ltd.; Director of Pioneer Real Estate Advisors, Inc. ("PREA"), Pioneer Forest, Inc., Pioneer Management (Ireland) Limited ("PMIL"), Pioneer First Investment Fund and PIOGlobal Corporation ("PIOGlobal"); President and Director of Pioneer International Corporation ("PIntl"), Pioneer First Russia, Inc. ("PFR") and Pioneer Omega, Inc. ("Pioneer Omega"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc, (collectively, the "Irish Funds"); and Of Counsel, Hale and Dorr LLP (counsel to PGI and the fund).

MARY K. BUSH, TRUSTEE, DOB: APRIL 1948
4201 CATHEDRAL AVENUE, NW, WASHINGTON, DC 20016
President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Texaco, Inc., R.J. Reynolds Tobacco Holdings, Inc. and Brady Corporation; Advisory Board Member, Washington Mutual Investors Fund (registered investment company); and Trustee of all of the Pioneer mutual funds.

RICHARD H. EGDAHL, M.D., TRUSTEE, DOB: DECEMBER 1926
BOSTON UNIVERSITY HEALTHCARE ENTREPRENEURSHIP PROGRAM, 53 BAY STATE ROAD, BOSTON, MA 02215 Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institute, University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center; and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE, DOB: MAY 1947 THE KEEP, P.O. BOX 110, LITTLE DEER ISLE, ME 04650 Founding Director, The Winthrop Group, Inc. (consulting firm); and Trustee of all of the Pioneer mutual funds.

MARGUERITE A. PIRET, TRUSTEE, DOB: MAY 1948
ONE BOSTON PLACE, 26TH FLOOR, BOSTON, MA 02108
President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc. (tissue engineering company); and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT, DOB: FEBRUARY 1944 Executive Vice President and a Director of PGI; Chairman and a Director of Pioneer Funds Distributor, Inc. ("PFD"); President and a Director of Pioneer; Director of Pioneering Services Corporation ("PSC"), PIntl, PIOGlobal, Pioneer Omega, PMIL and the Irish Funds; Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE, DOB: SEPTEMBER 1928
125 BROAD STREET, NEW YORK, NY 10004
Of Counsel, Sullivan & Cromwell (law firm); Director, Dresdner RCM Global Strategic Income Fund, Inc. since May 1997 and The Swiss Helvetia Fund, Inc. since 1995 (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc.; and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, TRUSTEE, DOB: JUNE 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SC 29401
President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp. (energy sales, services and distribution); and Trustee of all of the Pioneer mutual funds.

ERIC W. RECKARD, TREASURER, DOB: JUNE 1956
Executive Vice President, Chief Financial Officer and Treasurer of PGI since June 1999; Treasurer of Pioneer, PFD, PSC, PIntl, PREA, PFR and Pioneer Omega since June 1999; Vice President-Corporate Finance of PGI from February 1999 to June 1999; Manager of Fund Accounting, Business Planning and Internal Audit of PGI since September 1996; Manager of Fund Accounting and Compliance of PGI from May 1995 to September 1996; and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer prior to June 1999).

JOSEPH P. BARRI, SECRETARY, DOB: AUGUST 1946
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, ASSISTANT TREASURER, DOB: JUNE 1945
Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Manager from September 1996 to February 1999); and Assistant Treasurer of all of the Pioneer mutual funds since June 1999.

ROBERT P. NAULT, ASSISTANT SECRETARY, DOB: MARCH 1964
Senior Vice President of PGI since 1998; General Counsel and Assistant Secretary of PGI; Assistant Secretary of Pioneer, certain other PGI subsidiaries and all of the Pioneer mutual funds; and Assistant Clerk of PFD and PSC.

SHERMAN B. RUSS, VICE PRESIDENT, DOB: JULY 1937
Senior Vice President of Pioneer; Vice President of Pioneer Money Market Trust, Pioneer America Income Trust and Pioneer Interest Shares.

The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


All of the outstanding capital stock of PFD, Pioneer and PSC is owned, directly or indirectly, by PGI, a publicly owned Delaware corporation. Pioneer, the fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds and manages the investments of certain institutional accounts.

The table below lists all of the U.S.-registered Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                            INVESTMENT ADVISER        PRINCIPAL

FUND NAME                                                            UNDERWRITER


Pioneer International Growth Fund                       Pioneer          PFD
Pioneer Europe Fund                                     Pioneer          PFD
Pioneer World Equity Fund                               Pioneer          PFD
Pioneer Emerging Markets Fund                           Pioneer          PFD
Pioneer Indo-Asia Fund                                  Pioneer          PFD
Pioneer Mid-Cap Fund                                    Pioneer          PFD
Pioneer Mid-Cap Value Fund                              Pioneer          PFD
Pioneer Growth Shares                                   Pioneer          PFD
Pioneer Small Company Fund                              Pioneer          PFD
Pioneer Independence Fund                               Pioneer          Note 1
Pioneer Micro-Cap Fund                                  Pioneer          PFD
Pioneer Balanced Fund                                   Pioneer          PFD
Pioneer Equity-Income Fund                              Pioneer          PFD
Pioneer Fund                                            Pioneer          PFD
Pioneer II                                              Pioneer          PFD
Pioneer Real Estate Shares                              Pioneer          PFD
Pioneer Limited Maturity Bond Fund                      Pioneer          PFD
Pioneer America Income Trust                            Pioneer          PFD
Pioneer Bond Fund                                       Pioneer          PFD
Pioneer Tax-Free Income Fund                            Pioneer          PFD
Pioneer Cash Reserves Fund                              Pioneer          PFD
Pioneer Tax-Managed Fund                                Pioneer          PFD
Pioneer Science & Technology Fund                       Pioneer          PFD
Pioneer High Yield Fund                                 Pioneer          PFD
Pioneer Strategic Income Fund                           Pioneer          PFD
Pioneer Interest Shares                                 Pioneer          Note 2
Pioneer Variable Contracts Trust                        Pioneer          Note 3


Note 1 This fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by PFD.

Note 2 This fund is a closed-end fund.


Note 3 This is a series of 15 separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


SHARE OWNERSHIP

See Appendix A for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund.

COMPENSATION OF OFFICERS AND TRUSTEES

The fund pays no salaries or compensation to any of its officers. The fund compensates each Trustee who is not affiliated with PGI, Pioneer, PFD or PSC with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.

SALES LOADS. Current and former Trustees and officers of the fund and other qualifying persons may purchase the fund's Class A shares without an initial sales charge.

4.       INVESTMENT ADVISER

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of PGI. PGI is engaged in the financial services business in the U.S. and other countries. Certain Trustees or officers of the fund are also directors and/or officers of PGI and its subsidiaries (see management biographies above).

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.


Under the terms of its contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC;
(g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

ADVISORY FEE. As compensation for its management services, the fund pays Pioneer at the annual rate of 0.50% of the fund's average daily net assets. This fee is computed and accrued daily and paid monthly.

See the table in Appendix A for management fee paid to Pioneer during recently completed fiscal years.


ADMINISTRATION AGREEMENT. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See Appendix A for fees the fund paid to Pioneer for administration and related services.

POTENTIAL CONFLICT OF INTEREST. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.


PERSONAL SECURITIES TRANSACTIONS. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, trustees/directors and designated employees. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.


5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLANS

PRINCIPAL UNDERWRITER

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PGI.


The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.


See "Class A Share Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Appendix A for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

The redemption price of shares of beneficial interest of the fund may, at Pioneer's discretion, be paid in cash or portfolio securities. The fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

DISTRIBUTION PLANS

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan") and a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.


CLASS A PLAN. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year.


The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Appendix A for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.


CLASS B PLAN. Commissions on the sale of Class B shares equal to 3.75% of the amount invested are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.


The Class B Plan provides that the fund shall pay PFD, as the fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. Commencing in the 13th month following the purchase of Class B shares, dealers will become eligible for additional annual service fees of up to 0.25% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services with respect to Class B shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

The Class B Plan and underwriting agreement were amended effective September 30, 1998 to permit PFD to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. PFD enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the fund has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (a) issued prior to the date of any termination or modification or (b) attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification or (c) issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification except:

         (i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency; in each case enacted, issued or promulgated after September 30, 1998;

         (ii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iii) on a basis, determined by the Board of Trustees acting in good faith, so long as from and after the effective date of such modification or termination: neither the fund, the adviser nor certain affiliates pay, directly or indirectly, a fee to any person for the provision of personal and account maintenance services (as such terms are used in the Conduct Rules of the NASD) to the holders of Class B shares of the fund and the termination or modification of the distribution fee applies with equal effect to all Class B shares outstanding from time to time.

The Class B Plan also provides that PFD shall be deemed to have performed all services required to be performed in order to be entitled to receive the distribution fee, if any, payable with respect to Class B shares sold through PFD upon the settlement date of the sale of such Class B shares or in the case of Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter or issued as a dividend or distribution upon Class B shares, on the settlement date of the first sale on a commission basis of a Class B share from which such Class B share was derived.

In the amendments to the underwriting agreement, the fund agreed that subsequent to the issuance of a Class B share, it would not take any action to waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B shares, except (i) as provided in the fund's prospectus or statement of additional information in effect on September 30, 1998, or (ii) as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency enacted, issued or promulgated after September 30, 1998.

CLASS C PLAN. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

GENERAL

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Appendix A for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

The fund has contracted with PSC, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PSC receives an annual fee of $33.00 for each Class A, Class B and Class C shareholder account from the fund as compensation for the services described above. PSC is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PSC.

7.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

8.       INDEPENDENT PUBLIC ACCOUNTANTS


Arthur Andersen LLP, 225 Franklin Street, Boston, Massachusetts 02110, the fund's independent public accountants, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


9.       PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (I.E. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).


Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Appendix A for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

10.      DESCRIPTION OF SHARES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued. The fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B or Class C shares.

The fund's Agreement and Declaration of Trust, dated as of January 5, 1999 (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of only one series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Class Y shares. Class Y shares have not been issued as of the date of this SAI. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.


The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares.


As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11.      SALES CHARGES

The fund continuously offers three classes of shares designated as Class A, Class B, and Class C as described in the prospectus.

CLASS A SHARE SALES CHARGES

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                             SALES CHARGE AS A % OF

                                            OFFERING NET AMOUNT        DEALER

AMOUNT OF PURCHASE               PRICE             INVESTED          REALLOWANCE

Less than $100,000                4.50              4.71              4.00
$100,000 but less than $250,000   3.50              3.63              3.00
$250,000 but less than $500,000   2.50              2.56              2.00
$500,000 but less than $1,000,000 2.00              2.04              1.75
$1,000,000 or more                0.00              0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in certain group plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million invested; and 0.25% on the excess over $50 million invested. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase.



LETTER OF INTENT ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PSC within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PSC, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PSC your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.


If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PSC, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

CLASS B SHARES


You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.


The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC AS A % OF DOLLAR

         YEAR SINCE PURCHASE                        AMOUNT SUBJECT TO CDSC

         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               3.0
         Fifth                                                2.0
         Sixth                                                1.0
         Seventh and thereafter                               0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


Class B shares will automatically convert into Class A shares at the beginning of the calendar month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


CLASS C SHARES

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other class of fund shares.


For the purpose of determining the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the time of any purchase made prior to October 1, 1998, all payments made during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.


Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the fund's Class A shares through such dealer. PFD will reallow to participating broker/dealers the entire sales charge for all sales of the fund's Class A shares if the order is placed from March 1, 2000 through September 30, 2000. PFD or its affiliates may elect to pay dealers an additional commission based on the net asset value of all of the fund's Class B shares sold by a dealer during a particular period. PFD has elected to pay dealers an amount equal to 0.50% of the net asset value of the fund's Class B shares sold from April 1, 2000 through September 30, 2000. In addition, at its own expense, PFD may elect to pay additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.


12.      REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

SYSTEMATIC WITHDRAWAL PLAN(S) ("SWP"). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gains distributions to use the SWP option.


Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Class B accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.


Purchases of Class A shares of the fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PSC at 1-800-225-6292.

REINSTATEMENT PRIVILEGE (CLASS A SHARES). If you redeem all or part of your Class A shares of the fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the fund after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. For example, if a redemption resulted in a loss and an investment is made in shares of the fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined in the prospectus, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.

The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

13.      TELEPHONE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. Computer-assisted transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION.

To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the fund by telephone to institute a purchase, exchange or redemption. You should communicate with the fund in writing if you are unable to reach the fund by telephone.

FACTFONESM. FactFoneSM is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFoneSM allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFoneSM features for Class Y shareholders are not currently available through FactFoneSM. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR INVESTMENT PROFESSIONAL PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. Call PSC for assistance.

FactFoneSM allows shareholders to hear the following recorded fund information:

         o        net asset value prices for all Pioneer mutual funds;

         o        annualized 30-day yields on Pioneer's fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund;
                  and

         o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFoneSM represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Class Y shares (except for Pioneer Cash Reserves Fund, which seeks to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

14.      PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.


Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded.

Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in non-U.S. currencies are converted to U.S. dollars utilizing non-U.S. exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.


The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, and Class C shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

15.      TAX STATUS


The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income or distributions of net short-term capital gains on the last business day of the month or shortly thereafter. The fund generally pays distributions of net long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In order to qualify as a regulated investment company under Subchapter M, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are taxable to the fund's shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under future regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest a portion of its assets in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Appendix A for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.


In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in the fund or another mutual fund at net asset value pursuant to the reinstatement privilege, or (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the federal tax basis of the shares acquired in the other investments.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and capital gains or losses and hence of its distributions to shareholders.

The fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends-received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent the fund earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.



The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% (or at a lower treaty rate) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


16.      INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION


From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the fund may compare a class' yield and/or total return to the Lehman Brothers Government/Corporate Bond Index, U.S. government bond rates, or other comparable indices or investment vehicles.

In addition, the performance of the classes of the fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WORTH, may also be cited (if the fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.


In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the fund.


The fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the fund since inception.


In presenting investment results, the fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

STANDARDIZED YIELD QUOTATIONS

The yield of a class is computed by dividing the class' net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                                a-b
                  YIELD = 2[ ( ----- +1)6-1]
                                cd

Where:

         a        =        interest earned during the period

         b        =        net expenses accrued for the period

         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends

         d        =        the maximum offering price per share on the last
                           day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         (i) The yield to maturity of each obligation held by the fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates.

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period.

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled.

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage- or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize the remaining discount or premium on a security.

For purposes of computing yield, interest income is recognized by accruing 1/360 of the stated interest rate of each obligation in the fund's portfolio each day that the obligation is in the portfolio. Expenses of Class A and Class B accrued during any base period, if any, pursuant to the respective Distribution Plans are included among the expenses accrued during the base period.

See Appendix A for the 30-day yield for each class of fund shares as of the most recently completed semiannual period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS

One of the primary methods used to measure the performance of a class of the fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the fund, over any period up to the lifetime of that class of the fund. Total return calculations will usually assume the reinvestment of all dividends and capital gain distributions and will be expressed as a percentage increase or decrease from an initial value for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values without percentages. Past performance cannot guarantee any particular future result.

The fund's average annual total return quotations for each of its classes as that information may appear in the fund's prospectus, this statement of additional information or in advertising are calculated by standard methods prescribed by the SEC.

Average annual total return quotations for each class of shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T)n = ERV

Where:

         P        =        a hypothetical initial payment of $1,000, less the
                           maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period; for Class Y shares, no sales load or CDSC applies

         T        =        average annual total return

         n        =        number of years

         ERV      =        ending redeemable value of the hypothetical $1,000
                           initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class of shares are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to a class' mean account size.

See Appendix A for the annual total returns for each class of fund shares as of the most recently completed fiscal year.


17.      FINANCIAL STATEMENTS


The fund's audited financial statements for the fiscal year ended June 30, 2000 from the fund's annual report, filed with the SEC on August 21, 2000 (Accession No. 0000276776-00-000006), are incorporated by reference into this statement of additional information. Those financial statements, including the financial highlights in the prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements, and are included in reliance upon the authority of Arthur Andersen LLP as experts in accounting and auditing in giving their report.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.


18.      APPENDIX A - ANNUAL FEE, EXPENSE AND OTHER INFORMATION

PORTFOLIO TURNOVER


The fund's annual portfolio turnover rate was 60% for the fiscal year ended June 30, 2000.


SHARE OWNERSHIP


As of September 30, 2000, the Trustees and officers of the fund owned beneficially in the aggregate less than 1.26% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of the fund's outstanding shares as of August 31, 2000:


RECORD HOLDER                   SHARE CLASS     NUMBER OF SHARES      % OF CLASS

MLPF&S for the Sole Benefit         B               496,252.568           11.83
of its Customers
Mutual Fund Administration          C               94,811.529            12.34
97DT9
4800 Deer Lake Drive East 2nd floor
Jacksonville, FL 32246-6484

COMPENSATION OF OFFICERS AND TRUSTEES

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

                                                                  PENSION OR RETIREMENT    TOTAL COMPENSATION FROM
                                                                  BENEFITS ACCRUED AS      THE FUND AND OTHER

                                           AGGREGATE              PART OF FUND EXPENSES    PIONEER MUTUAL FUNDS**
                                           COMPENSATION FROM
NAME OF TRUSTEE                            FUND*


John F. Cogan, Jr.***                       $  750.00              $0                       $ 18,000.00
Mary K. Bush                                  2,979.25              0                          93,500.00
Richard H. Egdahl, M.D.                       2,951.25              0                          95,500.00
Margaret B.W. Graham                          3,011.50              0                          102,000
John W. Kendrick****                          2,264.75              0                          82,500.00
Marguerite A. Piret                           3,229.75              0                          116,750.00
David D. Tripple***                             750.00              0                          18,000.00
Stephen K. West                               3,011.75              0                          108,250.00
John Winthrop                                 2,979.25              0                          98,400.00
                                                                    -                        -----------
                                            $21,927.50             $0                       $651,857.00
         *        For the fiscal year ended June 30, 2000.

         **       For the calendar year ended December 31, 1999.


         *** Under the management contract, Pioneer reimburses the fund for any Trustees fees paid by the fund.


         ****     Mr. Kendrick resigned as Trustee effective May 8, 2000.



APPROXIMATE MANAGEMENT FEES THE FUND PAID OR OWED PIONEER

FOR THE FISCAL YEARS ENDED JUNE 30,


2000                            1999                         1998

$ 844,331                        $818,959                    $696,789


FEES THE FUND PAID TO PIONEER UNDER THE ADMINISTRATION AGREEMENT EFFECTIVE OCTOBER 9, 1998

FOR THE FISCAL YEAR ENDED JUNE 30,


2000

$44,975


CARRYOVER OF DISTRIBUTION EXPENSES


As of December 31, 1999 there was a carryover of distribution expenses in the amount of $71,515 under the Class A Plan.


APPROXIMATE NET UNDERWRITING COMMISSIONS RETAINED BY PFD

FOR THE FISCAL YEARS ENDED JUNE 30,


2000                            1999                         1998

$21,000                         $66,000                      $38,000


APPROXIMATE COMMISSIONS REALLOWED TO DEALERS

FOR THE FISCAL YEARS ENDED JUNE 30,


2000                            1999                         1998

$276,000                        $575,000                     $305,000


FUND EXPENSES UNDER THE DISTRIBUTION PLANS


FOR THE FISCAL YEAR ENDED JUNE 30, 2000


CLASS A PLAN                    CLASS B PLAN                 CLASS C PLAN


292,375                         433,236                      85,925


CDSCS


During the fiscal year ended June 30, 2000, CDSCs in the amount of $323,507 were paid to PFD.


APPROXIMATE BROKERAGE AND UNDERWRITING COMMISSIONS (PORTFOLIO TRANSACTIONS)

Because most of the fund's securities transactions are affected on a principal basis involving a "spread" or "dealer mark-up", the fund has not paid any brokerage commissions during the past three years.


CAPITAL LOSS CARRYFORWARDS AS OF JUNE 30, 2000

At June 30, 2000, the fund had a net capital loss carryforward of $6,644,799 which will expire between 2003 and 2008 if not utilized..

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000


                                                          AVERAGE ANNUAL TOTAL RETURN (%)
                                                       FIVE YEARS   TEN YEARS           SINCE       INCEPTION

CLASS OF SHARES                        ONE YEAR                                     INCEPTION            DATE


Class A Shares                                -3.25          3.75        6.38            8.14        10/31/78
Class B Shares                                -3.31          3.72         N/A            4.64          4/4/94
Class C Shares                                 0.36           N/A         N/A            2.89         1/31/96

STANDARDIZED 30-DAY YIELD (JUNE 30, 2000)



CLASS OF SHARES                             30-DAY YIELD


Class A                                                    6.83%



Class B                                                    6.09%



Class C                                                    6.50%



19. APPENDIX B - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS1

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") SHORT-TERM PRIME RATING SYSTEM

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries.
         High rates of return on funds employed.
         Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for Bank Deposits for the country in which the branch is located.

1The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

MOODY'S DEBT RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal o interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MOODY'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, a variation of Moody's familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c: This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

         Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
         Nature of and provisions of the obligation;
         Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


20.      APPENDIX C - PERFORMANCE STATISTICS

                                PIONEER BOND FUND

                                 CLASS A SHARES

                                                 SALES CHARGE                                  INITIAL NET

                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          NET ASSET      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       VALUE

10/31/78          $10,000        $10.47          4.50%          955.110         $10.22         $9,550



                                 VALUE OF SHARES

                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                               FROM CAPITAL GAINS

                        FROM INVESTMENT       REINVESTED           FROM DIVIDENDS

DATE                                                               REINVESTED            TOTAL VALUE

       6/30/90                 $8,519                 $0                 $19,548               $28,067
       6/30/91                 $8,586                 $0                 $22,324               $30,910
       6/30/92                 $8,950                 $0                 $25,988               $34,938
       6/30/93                 $9,369                 $0                 $29,994               $39,363
       6/30/94                 $8,635                 $0                 $30,234               $38,869
       6/30/95                 $8,930                 $0                 $34,403               $43,333
       6/30/96                 $8,672                 $0                 $36,401               $45,073
       6/30/97                 $8,662                 $0                 $39,606               $48,268
       6/30/98                 $8,950                 $0                 $44,165               $53,115
       6/30/99                 $8,538                 $0                 $45,293               $53,831
       6/30/00                 $8,089                 $0                 $46,440               $54,529


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.

                                PIONEER BOND FUND

                                 CLASS B SHARES

                                                 SALES CHARGE                                  INITIAL NET

                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          NET ASSET      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       VALUE

4/4/94            $10,000        $9.21           0.00%          1085.776        $9.21          $10,000

                                 VALUE OF SHARES

                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                                       FROM CAPITAL            FROM        CONTINGENT


                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS    DEFERRED SALES     TOTAL VALUE
DATE                                                     REINVESTED            CHARGE                         CDSC %

    6/30/94           $9,773              $0              $154             $391            $9,536          4.00%
    6/30/95           $10,087             $0              $889             $400           $10,576          4.00%
    6/30/96           $9,772              $0             $1,549            $293           $11,028          3.00%
    6/30/97           $9,783              $0             $2,245            $293           $11,735          3.00%
    6/30/98           $10,108             $0             $3,028            $200           $12,936          2.00%
    6/30/99           $9,653              $0             $3,558            $96            $13,115          1.00%
    6/30/00           $9,144              $0             $4,131             $0            $13,275          0.00%


                                 CLASS C SHARES

                                                 SALES CHARGE                                  INITIAL NET

                  INITIAL        OFFERING PRICE  INCLUDED       SHARES          NET ASSET      ASSET VALUE
DATE              INVESTMENT                                    PURCHASED       VALUE

1/31/96           $10,000        $9.54           0.00%          1048.218        $9.54          $10,000

                                 VALUE OF SHARES

                    (DIVIDENDS AND CAPITAL GAINS REINVESTED)

                                       FROM CAPITAL            FROM        CONTINGENT


                  FROM INVESTMENT  GAINS REINVESTED       DIVIDENDS    DEFERRED SALES     TOTAL VALUE
DATE                                                     REINVESTED            CHARGE                         CDSC %

6/30/96                    $9,455                $0            $245        $100                $9,600          1.00%
6/30/97                    $9,455                $0            $839         $0                $10,294          0.00%
6/30/98                    $9,759                $0          $1,474         $0                $11,233          0.00%
6/30/99                    $9,319                $0          $1,981         $0                $11,300          0.00%
6/30/00                    $8,868                $0          $2,473         $0                $11,341          0.00%


Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original cost.


COMPARATIVE PERFORMANCE INDEX DESCRIPTIONS

The following securities indices are well known, unmanaged measures of market performance. Advertisements and sales literature for the fund may refer to these indices or may present comparisons between the performance of the fund and one or more of the indices. Other indices may also be used, if appropriate. The indices are not available for direct investment. The data presented are not meant to be indicative of the performance of the fund, do not reflect past performance and do not guarantee future results.

S&P 500. This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P 500 includes 500 of the largest stocks (in terms of stock market value) in the U.S.

DOW JONES INDUSTRIAL AVERAGE. This is a total return index based on the performance of stocks of 30 blue chip companies widely held by individuals and institutional investors. The 30 stocks represent about a fifth of the $8 trillion-plus market value of all U.S. stocks and about a fourth of the value of stocks listed on the New York Stock Exchange (NYSE).

U.S. SMALL STOCK INDEX. This index is a market value weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over the counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION. The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES. The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

MERRILL LYNCH MICRO-CAP INDEX. The Merrill Lynch Micro-Cap Index represents the performance of 1,980 stocks ranging in market capitalization from $50 million to $125 million. Index returns are calculated monthly.

MERRILL LYNCH HIGH YIELD MASTER II INDEX. This index is a market capitalization weighted total return index covering U.S. dollar-denominated high-yield bonds. Qualifying bonds must have at least $100 million par amount outstanding, a remaining term to maturity greater than or equal to one year, and a credit rating less than BBB3 but not in default (based on the composite of Moody's and Standard & Poor's). The index includes deferred interest and pay-in-kind bonds, but excludes structured notes, floating rate notes and other variable coupon securities. The index also excludes emerging markets debt (issuers domiciled in below investment grade rated countries). Index constituents are rebalanced monthly on the last calendar day of the month. Index values are calculated daily.

MERRILL LYNCH INDEX OF CONVERTIBLE BONDS (SPECULATIVE QUALITY). This is a market capitalization weighted index including all mandatory and non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Returns are calculated weekly based on Thursday's closing prices and are linked monthly. All securities must be convertible to common stock only. Quality range is D3-BB1 based on composite Moody's and Standard &Poor's ratings.

LONG-TERM U.S. GOVERNMENT BONDS. The total returns on long-term government bonds after 1977 are constructed with data from The Wall Street Journal and are calculated as the change in the flat price or and-interest price. From 1926 to 1976, data are obtained from the government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used and whose returns did not reflect potential tax benefits, impaired negotiability or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS. Total returns of intermediate-term government bonds after 1987 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934 to 1986 are obtained from the CRSP government bond file.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than five years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934 to 1942, almost all bonds with maturities near five years were partially or fully tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926 to 1933, there are few bonds suitable for construction of a series with a five-year maturity. For this period, five-year bond yield estimates are used.

MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI"). These indices are in U.S. dollar terms with gross dividends reinvested and measure the performance of developed and emerging stock markets around the world. MSCI All Country indices represent both the developed and the emerging markets for a particular region. These indices are unmanaged. The free indices exclude shares which are not readily purchased by non-local investors. MSCI covers over 1,500 securities in 28 emerging markets and 2,300 securities in 23 developed markets, totaling over $20 trillion in market capitalization. Several Pioneer mutual funds that invest in international securities compare their performance to various MSCI indices.

6-MONTH CDS. Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS. Since 1969, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. As most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds with at least 10 years to maturity. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

From 1926 to 1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946 to 1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers for 1969 to 1995. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926 to 1945, Standard & Poor's monthly high-grade corporate composite yield data were used, assuming a 4% coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Westerfield, Randolph W., Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX - INTERMEDIATE. This index is comprised of securities with one to ten years to maturity. It includes Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds.

U.S. (30-DAY) TREASURY BILLS. For the U.S. Treasury Bill Index, data from The Wall Street Journal are used after 1977; the CRSP government bond file is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS ("NAREIT") EQUITY REIT INDEX. All of the data are based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMEX and NASDAQ. The data are market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighting at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL U.S. EQUITY INDEXES. The Russell 3000(R) Index (the "Russell 3000") is comprised of the 3,000 largest U.S. companies as determined by market capitalization representing approximately 98% of the U.S. equity market. The average market capitalization is approximately $5.1 billion. The Russell 2500TM Index measures performance of the 2,500 smallest companies in the Russell 3000. The average market capitalization is approximately $958.8 million, and the largest company in the index has an approximate market capitalization of $4 billion. The Russell 2000(R) Index measures performance of the 2,000 smallest stocks in the Russell 3000; the largest company in the index has a market capitalization of approximately $1.5 billion. The Russell 1000(R) Index (the "Russell 1000") measures the performance of the 1,000 largest companies in the Russell 3000. The average market capitalization is approximately $14.1 billion. The smallest company in the index has an approximate market capitalization of $1.6 billion. The Russell Midcap(R) Index measures performance of the 800 smallest companies in the Russell 1000. The largest company in the index has an approximate market capitalization of $13 billion. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell indexes are reconstituted annually as of June 30, based on May 31 market capitalizations.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The index is capitalization-weighted. As of March 31, 1999, 119 companies were included in the index, with a total market cap of $116.97 billion. At September 30, 1999, the companies in the index were 92.31% equity and hybrid REITs and 7.69% REOCs.

STANDARD & POOR'S MIDCAP 400 INDEX. The S&P 400 is a market-capitalization-weighted index. The performance data for the index were calculated by taking the stocks presently in the index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the S&P 400 five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

LIPPER INDEXES. These indexes represent equally weighted performance, adjusted for capital gain distributions and income dividends, of mutual funds that are considered peers of the Pioneer mutual funds. Lipper, Inc. is an independent firm that tracks mutual fund performance.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Service, in that order. All issues have at least one year to maturity with intermediate indices including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest.

BANK SAVINGS ACCOUNT. Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963 to 1987; and The Wall Street Journal thereafter.

NASDAQ COMPOSITE INDEX. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. The Nasdaq Composite includes over 5,000 companies and is one of the most widely followed and quoted major market indices because it is so broad-based.

Sources: Ibbotson Associates, Towers Data Systems, Lipper, Inc. and PGI



                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                   DOW                                 S&P/          S&P/ MERRILL LYNCH
                                 JONES   U.S. SMALL                   BARRA         BARRA     MICRO-CAP
                      S&P   INDUSTRIAL        STOCK        U.S.         500           500         INDEX
                      500      AVERAGE        INDEX   INFLATION      GROWTH         VALUE
--------------------------------------------------------------------------------------------------------
Dec 1925              N/A          N/A          N/A         N/A         N/A           N/A           N/A
Dec 1926            11.62          N/A         0.28       -1.49         N/A           N/A           N/A
Dec 1927            37.49          N/A        22.10       -2.08         N/A           N/A           N/A
Dec 1928            43.61        55.38        39.69       -0.97         N/A           N/A           N/A
Dec 1929            -8.42       -13.64       -51.36        0.20         N/A           N/A           N/A
Dec 1930           -24.90       -30.22       -38.15       -6.03         N/A           N/A           N/A
Dec 1931           -43.34       -49.02       -49.75       -9.52         N/A           N/A           N/A
Dec 1932            -8.19       -16.88        -5.39      -10.30         N/A           N/A           N/A
Dec 1933            53.99        73.72       142.87        0.51         N/A           N/A           N/A
Dec 1934            -1.44         8.08        24.22        2.03         N/A           N/A           N/A
Dec 1935            47.67        43.77        40.19        2.99         N/A           N/A           N/A
Dec 1936            33.92        30.23        64.80        1.21         N/A           N/A           N/A
Dec 1937           -35.03       -28.88       -58.01        3.10         N/A           N/A           N/A
Dec 1938            31.12        33.16        32.80       -2.78         N/A           N/A           N/A
Dec 1939            -0.41         1.31         0.35       -0.48         N/A           N/A           N/A
Dec 1940            -9.78        -7.96        -5.16        0.96         N/A           N/A           N/A
Dec 1941           -11.59        -9.88        -9.00        9.72         N/A           N/A           N/A
Dec 1942            20.34        14.13        44.51        9.29         N/A           N/A           N/A
Dec 1943            25.90        19.06        88.37        3.16         N/A           N/A           N/A
Dec 1944            19.75        17.19        53.72        2.11         N/A           N/A           N/A
Dec 1945            36.44        31.60        73.61        2.25         N/A           N/A           N/A
Dec 1946            -8.07        -4.40       -11.63       18.16         N/A           N/A           N/A
Dec 1947             5.71         7.61         0.92        9.01         N/A           N/A           N/A
Dec 1948             5.50         4.27        -2.11        2.71         N/A           N/A           N/A
Dec 1949            18.79        20.92        19.75       -1.80         N/A           N/A           N/A
Dec 1950            31.71        26.40        38.75        5.79         N/A           N/A           N/A
Dec 1951            24.02        21.77         7.80        5.87         N/A           N/A           N/A
Dec 1952            18.37        14.58         3.03        0.88         N/A           N/A           N/A
Dec 1953            -0.99         2.02        -6.49        0.62         N/A           N/A           N/A
Dec 1954            52.62        51.25        60.58       -0.50         N/A           N/A           N/A
Dec 1955            31.56        26.58        20.44        0.37         N/A           N/A           N/A
Dec 1956             6.56         7.10         4.28        2.86         N/A           N/A           N/A
Dec 1957           -10.78        -8.63       -14.57        3.02         N/A           N/A           N/A
Dec 1958            43.36        39.31        64.89        1.76         N/A           N/A           N/A
Dec 1959            11.96        20.21        16.40        1.50         N/A           N/A           N/A
Dec 1960             0.47        -6.14        -3.29        1.48         N/A           N/A           N/A
Dec 1961            26.89        22.60        32.09        0.67         N/A           N/A           N/A
Dec 1962            -8.73        -7.43       -11.90        1.22         N/A           N/A           N/A
Dec 1963            22.80        20.83        23.57        1.65         N/A           N/A           N/A





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                   DOW                                 S&P/          S&P/ MERRILL LYNCH
                                 JONES   U.S. SMALL                   BARRA         BARRA     MICRO-CAP
                      S&P   INDUSTRIAL        STOCK        U.S.         500           500         INDEX
                      500      AVERAGE        INDEX   INFLATION      GROWTH         VALUE
--------------------------------------------------------------------------------------------------------
Dec 1964            16.48        18.85        23.52        1.19         N/A           N/A           N/A
Dec 1965            12.45        14.39        41.75        1.92         N/A           N/A           N/A
Dec 1966           -10.06       -15.78        -7.01        3.35         N/A           N/A           N/A
Dec 1967            23.98        19.16        83.57        3.04         N/A           N/A           N/A
Dec 1968            11.06         7.93        35.97        4.72         N/A           N/A           N/A
Dec 1969            -8.50       -11.78       -25.05        6.11         N/A           N/A           N/A
Dec 1970             4.01         9.21       -17.43        5.49         N/A           N/A           N/A
Dec 1971            14.31         9.83        16.50        3.36         N/A           N/A           N/A
Dec 1972            18.98        18.48         4.43        3.41         N/A           N/A           N/A
Dec 1973           -14.66       -13.28       -30.90        8.80         N/A           N/A           N/A
Dec 1974           -26.47       -23.58       -19.95       12.20         N/A           N/A           N/A
Dec 1975            37.20        44.75        52.82        7.01       31.72         43.38           N/A
Dec 1976            23.84        22.82        57.38        4.81       13.84         34.93           N/A
Dec 1977            -7.18       -12.84        25.38        6.77      -11.82         -2.57           N/A
Dec 1978             6.56         2.79        23.46        9.03        6.78          6.16         27.76
Dec 1979            18.44        10.55        43.46       13.31       15.72         21.16         43.18
Dec 1980            32.42        22.17        39.88       12.40       39.40         23.59         32.32
Dec 1981            -4.91        -3.57        13.88        8.94       -9.81          0.02          9.18
Dec 1982            21.41        27.11        28.01        3.87       22.03         21.04         33.62
Dec 1983            22.51        25.97        39.67        3.80       16.24         28.89         42.44
Dec 1984             6.27         1.31        -6.67        3.95        2.33         10.52        -14.97
Dec 1985            32.16        33.55        24.66        3.77       33.31         29.68         22.89
Dec 1986            18.47        27.10         6.85        1.13       14.50         21.67          3.45
Dec 1987             5.23         5.48        -9.30        4.41        6.50          3.68        -13.84
Dec 1988            16.81        16.14        22.87        4.42       11.95         21.67         22.76
Dec 1989            31.49        32.19        10.18        4.65       36.40         26.13          8.06
Dec 1990            -3.17        -0.56       -21.56        6.11        0.20         -6.85        -29.55
Dec 1991            30.55        24.19        44.63        3.06       38.37         22.56         57.44
Dec 1992             7.67         7.41        23.35        2.90        5.07         10.53         36.62
Dec 1993             9.99        16.94        20.98        2.75        1.68         18.60         31.32
Dec 1994             1.31         5.06         3.11        2.67        3.13         -0.64          1.81
Dec 1995            37.43        36.84        34.46        2.54       38.13         36.99         30.70
Dec 1996            23.07        28.84        17.62        3.32       23.96         21.99         13.88
Dec 1997            33.36        24.88        22.78        1.70       36.52         29.98         24.61
Dec 1998            28.58        18.14        -7.31        1.61       42.16         14.67         -6.15
Dec 1999            21.04        27.22        29.79        2.81       28.25         12.72         40.04

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                     LONG-     INTERMEDIATE-        MSCI                      LONG-           LEHMAN
                      TERM         TERM U.S.        EAFE         6-       TERM U.S.            BROS.         U.S.
                U.S. GOV'T        GOVERNMENT     (NET OF      MONTH       CORPORATE       GOV'T/CORP       T-BILL
                     BONDS             BONDS      TAXES)        CDS           BONDS     INTERMEDIATE     (30-DAY)
------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A               N/A         N/A        N/A             N/A              N/A          N/A
Dec 1926              7.77              5.38         N/A        N/A            7.37              N/A         3.27
Dec 1927              8.93              4.52         N/A        N/A            7.44              N/A         3.12
Dec 1928              0.10              0.92         N/A        N/A            2.84              N/A         3.56
Dec 1929              3.42              6.01         N/A        N/A            3.27              N/A         4.75
Dec 1930              4.66              6.72         N/A        N/A            7.98              N/A         2.41
Dec 1931             -5.31             -2.32         N/A        N/A           -1.85              N/A         1.07
Dec 1932             16.84              8.81         N/A        N/A           10.82              N/A         0.96
Dec 1933             -0.07              1.83         N/A        N/A           10.38              N/A         0.30
Dec 1934             10.03              9.00         N/A        N/A           13.84              N/A         0.16
Dec 1935              4.98              7.01         N/A        N/A            9.61              N/A         0.17
Dec 1936              7.52              3.06         N/A        N/A            6.74              N/A         0.18
Dec 1937              0.23              1.56         N/A        N/A            2.75              N/A         0.31
Dec 1938              5.53              6.23         N/A        N/A            6.13              N/A        -0.02
Dec 1939              5.94              4.52         N/A        N/A            3.97              N/A         0.02
Dec 1940              6.09              2.96         N/A        N/A            3.39              N/A         0.00
Dec 1941              0.93              0.50         N/A        N/A            2.73              N/A         0.06
Dec 1942              3.22              1.94         N/A        N/A            2.60              N/A         0.27
Dec 1943              2.08              2.81         N/A        N/A            2.83              N/A         0.35
Dec 1944              2.81              1.80         N/A        N/A            4.73              N/A         0.33
Dec 1945             10.73              2.22         N/A        N/A            4.08              N/A         0.33
Dec 1946             -0.10              1.00         N/A        N/A            1.72              N/A         0.35
Dec 1947             -2.62              0.91         N/A        N/A           -2.34              N/A         0.50
Dec 1948              3.40              1.85         N/A        N/A            4.14              N/A         0.81
Dec 1949              6.45              2.32         N/A        N/A            3.31              N/A         1.10
Dec 1950              0.06              0.70         N/A        N/A            2.12              N/A         1.20
Dec 1951             -3.93              0.36         N/A        N/A           -2.69              N/A         1.49
Dec 1952              1.16              1.63         N/A        N/A            3.52              N/A         1.66
Dec 1953              3.64              3.23         N/A        N/A            3.41              N/A         1.82
Dec 1954              7.19              2.68         N/A        N/A            5.39              N/A         0.86
Dec 1955             -1.29             -0.65         N/A        N/A            0.48              N/A         1.57
Dec 1956             -5.59             -0.42         N/A        N/A           -6.81              N/A         2.46
Dec 1957              7.46              7.84         N/A        N/A            8.71              N/A         3.14
Dec 1958             -6.09             -1.29         N/A        N/A           -2.22              N/A         1.54
Dec 1959             -2.26             -0.39         N/A        N/A           -0.97              N/A         2.95
Dec 1960             13.78             11.76         N/A        N/A            9.07              N/A         2.66





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                     LONG-     INTERMEDIATE-        MSCI                      LONG-           LEHMAN
                      TERM         TERM U.S.        EAFE         6-       TERM U.S.            BROS.         U.S.
                U.S. GOV'T        GOVERNMENT     (NET OF      MONTH       CORPORATE       GOV'T/CORP       T-BILL
                     BONDS             BONDS      TAXES)        CDS           BONDS     INTERMEDIATE     (30-DAY)
------------------------------------------------------------------------------------------------------------------
Dec 1961              0.97              1.85         N/A        N/A            4.82              N/A         2.13
Dec 1962              6.89              5.56         N/A        N/A            7.95              N/A         2.73
Dec 1963              1.21              1.64         N/A        N/A            2.19              N/A         3.12
Dec 1964              3.51              4.04         N/A       4.17            4.77              N/A         3.54
Dec 1965              0.71              1.02         N/A       4.68           -0.46              N/A         3.93
Dec 1966              3.65              4.69         N/A       5.76            0.20              N/A         4.76
Dec 1967             -9.18              1.01         N/A       5.47           -4.95              N/A         4.21
Dec 1968             -0.26              4.54         N/A       6.45            2.57              N/A         5.21
Dec 1969             -5.07             -0.74         N/A       8.70           -8.09              N/A         6.58
Dec 1970             12.11             16.86      -11.66       7.06           18.37              N/A         6.52
Dec 1971             13.23              8.72       29.59       5.36           11.01              N/A         4.39
Dec 1972              5.69              5.16       36.35       5.39            7.26              N/A         3.84
Dec 1973             -1.11              4.61      -14.92       8.60            1.14             3.34         6.93
Dec 1974              4.35              5.69      -23.16      10.20           -3.06             5.88         8.00
Dec 1975              9.20              7.83       35.39       6.51           14.64             9.50         5.80
Dec 1976             16.75             12.87        2.54       5.22           18.65            12.34         5.08
Dec 1977             -0.69              1.41       18.06       6.11            1.71             3.31         5.12
Dec 1978             -1.18              3.49       32.62      10.21           -0.07             2.13         7.18
Dec 1979             -1.23              4.09        4.75      11.90           -4.18             6.00        10.38
Dec 1980             -3.95              3.91       22.58      12.33           -2.76             6.41        11.24
Dec 1981              1.86              9.45       -2.28      15.50           -1.24            10.50        14.71
Dec 1982             40.36             29.10       -1.86      12.18           42.56            26.10        10.54
Dec 1983              0.65              7.41       23.69       9.65            6.26             8.61         8.80
Dec 1984             15.48             14.02        7.38      10.65           16.86            14.38         9.85
Dec 1985             30.97             20.33       56.16       7.82           30.09            18.05         7.72
Dec 1986             24.53             15.14       69.44       6.30           19.85            13.12         6.16
Dec 1987             -2.71              2.90       24.63       6.59           -0.27             3.67         5.47
Dec 1988              9.67              6.10       28.27       8.15           10.70             6.78         6.35
Dec 1989             18.11             13.29       10.54       8.27           16.23            12.76         8.37
Dec 1990              6.18              9.73      -23.45       7.85            6.78             9.17         7.81
Dec 1991             19.30             15.46       12.13       4.95           19.89            14.63         5.60
Dec 1992              8.05              7.19      -12.17       3.27            9.39             7.17         3.51
Dec 1993             18.24             11.24       32.56       2.88           13.19             8.73         2.90
Dec 1994             -7.77             -5.14        7.78       5.40           -5.76            -1.95         3.90
Dec 1995             31.67             16.80       11.21       5.21           27.20            15.31         5.60
Dec 1996             -0.93              2.10        6.05       5.21            1.40             4.06         5.21
Dec 1997             15.85              8.38        1.78       5.71           12.95             7.87         5.26
Dec 1998             13.06             10.21       20.00       5.34           10.76             8.42         4.86
Dec 1999             -8.96             -1.77       26.96       5.43           -7.45             0.39         4.68

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                   NAREIT                  WILSHIRE                  LIPPER           MSCI
                   EQUITY     RUSSELL   REAL ESTATE                BALANCED       EMERGING        BANK
                     REIT       2000(R)  SECURITIES         S&P        FUND        MARKETS     SAVINGS
                    INDEX       INDEX         INDEX         400       INDEX     FREE INDEX     ACCOUNT
-------------------------------------------------------------------------------------------------------
Dec 1925              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1926              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1927              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1928              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1929              N/A         N/A           N/A         N/A         N/A            N/A         N/A
Dec 1930              N/A         N/A           N/A         N/A         N/A            N/A        5.30
Dec 1931              N/A         N/A           N/A         N/A         N/A            N/A        5.10
Dec 1932              N/A         N/A           N/A         N/A         N/A            N/A        4.10
Dec 1933              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1934              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1935              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1936              N/A         N/A           N/A         N/A         N/A            N/A        3.20
Dec 1937              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1938              N/A         N/A           N/A         N/A         N/A            N/A        3.50
Dec 1939              N/A         N/A           N/A         N/A         N/A            N/A        3.40
Dec 1940              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1941              N/A         N/A           N/A         N/A         N/A            N/A        3.10
Dec 1942              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1943              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1944              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1945              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1946              N/A         N/A           N/A         N/A         N/A            N/A        2.20
Dec 1947              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1948              N/A         N/A           N/A         N/A         N/A            N/A        2.30
Dec 1949              N/A         N/A           N/A         N/A         N/A            N/A        2.40
Dec 1950              N/A         N/A           N/A         N/A         N/A            N/A        2.50
Dec 1951              N/A         N/A           N/A         N/A         N/A            N/A        2.60
Dec 1952              N/A         N/A           N/A         N/A         N/A            N/A        2.70
Dec 1953              N/A         N/A           N/A         N/A         N/A            N/A        2.80
Dec 1954              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1955              N/A         N/A           N/A         N/A         N/A            N/A        2.90
Dec 1956              N/A         N/A           N/A         N/A         N/A            N/A        3.00
Dec 1957              N/A         N/A           N/A         N/A         N/A            N/A        3.30
Dec 1958              N/A         N/A           N/A         N/A         N/A            N/A        3.38
Dec 1959              N/A         N/A           N/A         N/A         N/A            N/A        3.53
Dec 1960              N/A         N/A           N/A         N/A        5.77            N/A        3.86
Dec 1961              N/A         N/A           N/A         N/A       20.59            N/A        3.90





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                   NAREIT                  WILSHIRE                  LIPPER           MSCI
                   EQUITY     RUSSELL   REAL ESTATE                BALANCED       EMERGING        BANK
                     REIT       2000(R)  SECURITIES         S&P        FUND        MARKETS     SAVINGS
                    INDEX       INDEX         INDEX         400       INDEX     FREE INDEX     ACCOUNT
-------------------------------------------------------------------------------------------------------
Dec 1962              N/A         N/A           N/A         N/A       -6.80            N/A       4.08
Dec 1963              N/A         N/A           N/A         N/A       13.10            N/A       4.17
Dec 1964              N/A         N/A           N/A         N/A       12.36            N/A       4.19
Dec 1965              N/A         N/A           N/A         N/A        9.80            N/A       4.23
Dec 1966              N/A         N/A           N/A         N/A       -5.86            N/A       4.45
Dec 1967              N/A         N/A           N/A         N/A       15.09            N/A       4.67
Dec 1968              N/A         N/A           N/A         N/A       13.97            N/A       4.68
Dec 1969              N/A         N/A           N/A         N/A       -9.01            N/A       4.80
Dec 1970              N/A         N/A           N/A         N/A        5.62            N/A       5.14
Dec 1971              N/A         N/A           N/A         N/A       13.90            N/A       5.30
Dec 1972             8.01         N/A           N/A         N/A       11.13            N/A       5.37
Dec 1973           -15.52         N/A           N/A         N/A      -12.24            N/A       5.51
Dec 1974           -21.40         N/A           N/A         N/A      -18.71            N/A       5.96
Dec 1975            19.30         N/A           N/A         N/A       27.10            N/A       6.21
Dec 1976            47.59         N/A           N/A         N/A       26.03            N/A       6.23
Dec 1977            22.42         N/A           N/A         N/A       -0.72            N/A       6.39
Dec 1978            10.34         N/A         13.04         N/A        4.80            N/A       6.56
Dec 1979            35.86       43.09         70.81         N/A       14.67            N/A       7.29
Dec 1980            24.37       38.58         22.08         N/A       19.70            N/A       8.78
Dec 1981             6.00        2.03          7.18         N/A        1.86            N/A      10.71
Dec 1982            21.60       24.95         24.47       22.68       30.63            N/A      11.19
Dec 1983            30.64       29.13         27.61       26.10       17.44            N/A       9.71
Dec 1984            20.93       -7.30         20.64        1.18        7.46            N/A       9.92
Dec 1985            19.10       31.05         20.14       35.58       29.83            N/A       9.02
Dec 1986            19.16        5.68         20.30       16.21       18.43            N/A       7.84
Dec 1987            -3.64       -8.77         -7.86       -2.03        4.13            N/A       6.92
Dec 1988            13.49       24.89         24.18       20.87       11.18          40.43       7.20
Dec 1989             8.84       16.24          2.37       35.54       19.70          64.96       7.91
Dec 1990           -15.35      -19.51        -33.46       -5.12        0.66         -10.55       7.80
Dec 1991            35.70       46.05         20.03       50.10       25.83          59.91       4.61
Dec 1992            14.59       18.41          7.36       11.91        7.46          11.40       2.89
Dec 1993            19.65       18.91         15.24       13.96       11.95          74.83       2.73
Dec 1994             3.17       -1.82          1.64       -3.57       -2.05          -7.32       4.96
Dec 1995            15.27       28.44         13.65       30.94       24.89          -5.21       5.24
Dec 1996            35.26       16.49         36.87       19.20       13.05           6.03       4.95
Dec 1997            20.29       22.36         19.80       32.26       20.30         -11.59       5.17
Dec 1998           -17.51       -2.55        -17.43       19.12       15.09         -25.34       4.63
Dec 1999            -4.62       21.26         14.72       14.72        8.98          66.41       5.29

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               MSCI ALL                              MERRILL LYNCH
                      MSCI COUNTRY (AC)                     MERRILL       INDEX OF
                       ALL         ASIA                       LYNCH    CONVERTIBLE                            LIPPER
                   COUNTRY      PACIFIC         LEHMAN   HIGH YIELD          BONDS               LIPPER     GROWTH &
                 (AC) ASIA         FREE       BROTHERS    MASTER II   (SPECULATIVE   RUSSELL     GROWTH       INCOME
                      FREE     EX JAPAN      AGGREGATE        INDEX       QUALITY)     1000(R)     FUND         FUND
                  EX JAPAN                  BOND INDEX                                 INDEX      INDEX        INDEX
---------------------------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1926               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1927               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1928               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1929               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1930               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1931               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1932               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1933               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1934               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1935               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1936               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1937               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1938               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1939               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1940               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1941               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1942               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1943               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1944               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1945               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1946               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1947               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1948               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1949               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1950               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1951               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1952               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1953               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1954               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1955               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1956               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1957               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1958               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1959               N/A          N/A            N/A          N/A            N/A       N/A        N/A          N/A
Dec 1960               N/A          N/A            N/A          N/A            N/A       N/A       6.36         3.04
Dec 1961               N/A          N/A            N/A          N/A            N/A       N/A      30.16        26.00





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                               MSCI ALL                              MERRILL LYNCH
                      MSCI COUNTRY (AC)                     MERRILL       INDEX OF
                       ALL         ASIA                       LYNCH    CONVERTIBLE                            LIPPER
                   COUNTRY      PACIFIC         LEHMAN   HIGH YIELD          BONDS               LIPPER     GROWTH &
                 (AC) ASIA         FREE       BROTHERS    MASTER II   (SPECULATIVE   RUSSELL     GROWTH       INCOME
                      FREE     EX JAPAN      AGGREGATE        INDEX       QUALITY)     1000(R)     FUND         FUND
                  EX JAPAN                  BOND INDEX                                 INDEX      INDEX        INDEX
---------------------------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A            N/A       N/A     -16.84       -11.87
Dec 1963               N/A          N/A            N/A          N/A            N/A       N/A      22.43        19.10
Dec 1964               N/A          N/A            N/A          N/A            N/A       N/A      14.99        15.23
Dec 1965               N/A          N/A            N/A          N/A            N/A       N/A      26.61        19.00
Dec 1966               N/A          N/A            N/A          N/A            N/A       N/A      -1.80        -6.04
Dec 1967               N/A          N/A            N/A          N/A            N/A       N/A      45.31        27.59
Dec 1968               N/A          N/A            N/A          N/A            N/A       N/A      15.34        15.29
Dec 1969               N/A          N/A            N/A          N/A            N/A       N/A     -10.62       -11.80
Dec 1970               N/A          N/A            N/A          N/A            N/A       N/A      -8.57         1.10
Dec 1971               N/A          N/A            N/A          N/A            N/A       N/A      26.17        13.77
Dec 1972               N/A          N/A            N/A          N/A            N/A       N/A      18.08        12.87
Dec 1973               N/A          N/A            N/A          N/A            N/A       N/A     -24.75       -14.27
Dec 1974               N/A          N/A            N/A          N/A            N/A       N/A     -30.73       -20.85
Dec 1975               N/A          N/A            N/A          N/A            N/A       N/A      32.83        34.62
Dec 1976               N/A          N/A          15.60          N/A            N/A       N/A      20.07        25.66
Dec 1977               N/A          N/A           3.04          N/A            N/A       N/A      -2.62        -3.64
Dec 1978               N/A          N/A           1.39          N/A            N/A       N/A      12.53         7.99
Dec 1979               N/A          N/A           1.93          N/A            N/A     22.31      29.29        23.87
Dec 1980               N/A          N/A           2.71          N/A            N/A     31.88      38.67        28.27
Dec 1981               N/A          N/A           6.25          N/A            N/A     -5.10      -6.82        -1.39
Dec 1982               N/A          N/A          32.62          N/A            N/A     20.30      24.04        24.17
Dec 1983               N/A          N/A           8.36          N/A            N/A     22.13      21.35        22.76
Dec 1984               N/A          N/A          15.15          N/A            N/A      4.75      -3.60         4.29
Dec 1985               N/A          N/A          22.10          N/A            N/A     32.27      30.14        28.55
Dec 1986               N/A          N/A          15.26          N/A            N/A     17.87      15.59        17.63
Dec 1987               N/A          N/A           2.76         4.47            N/A      2.94       3.25         2.64
Dec 1988             30.00        30.45           7.89        13.36          16.19     17.23      14.13        18.35
Dec 1989             32.13        21.43          14.53         2.31           9.82     30.42      27.47        23.73
Dec 1990             -6.54       -11.86           8.96        -4.36          -8.61     -4.16      -5.41        -5.99
Dec 1991             30.98        32.40          16.00        39.17          37.53     33.03      36.33        27.75
Dec 1992             21.81         9.88           7.40        17.44          24.06      9.04       7.63         9.63
Dec 1993            103.39        84.94           9.75        16.69          19.37     10.15      11.98        14.62
Dec 1994            -16.94       -12.59          -2.92        -1.03          -6.91      0.38      -1.57        -0.41
Dec 1995              4.00        10.00          18.47        20.46          25.14     37.77      32.65        31.14
Dec 1996             10.05         8.08           3.63        11.27          15.29     22.45      17.53        20.67
Dec 1997            -40.31       -34.20           9.65        13.27          16.76     32.85      28.03        26.88
Dec 1998             -7.79        -4.42           8.69         2.95          12.62     27.02      25.69        13.58
Dec 1999             64.67        49.83          -0.82         2.51          38.91     20.91      27.96        11.86

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                              MSCI ALL
                                         COUNTRY WORLD      RUSSELL       RUSSELL         LIPPER
                      MSCI   MSCI WORLD   FREE EX U.S.        1000(R) 1000(R)VALUE    SCIENCE AND          NASDAQ
              EUROPE INDEX        INDEX          INDEX GROWTH INDEX         INDEX     TECHNOLOGY         COMPOSITE
                                                                                      FUND INDEX             INDEX
-----------------------------------------------------------------------------------------------------------------
Dec 1925               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1926               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1927               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1928               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1929               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1930               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1931               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1932               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1933               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1934               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1935               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1936               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1937               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1938               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1939               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1940               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1941               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1942               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1943               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1944               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1945               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1946               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1947               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1948               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1949               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1950               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1951               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1952               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1953               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1954               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1955               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1956               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1957               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1958               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1959               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1960               N/A          N/A            N/A          N/A           N/A            N/A             N/A
Dec 1961               N/A          N/A            N/A          N/A           N/A          20.30             N/A





                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                              MSCI ALL
                                         COUNTRY WORLD      RUSSELL       RUSSELL         LIPPER
                      MSCI   MSCI WORLD   FREE EX U.S.        1000(R) 1000(R)VALUE    SCIENCE AND          NASDAQ
              EUROPE INDEX        INDEX          INDEX GROWTH INDEX         INDEX     TECHNOLOGY         COMPOSITE
                                                                                      FUND INDEX             INDEX
-----------------------------------------------------------------------------------------------------------------
Dec 1962               N/A          N/A            N/A          N/A           N/A         -17.43             N/A
Dec 1963               N/A          N/A            N/A          N/A           N/A          17.69             N/A
Dec 1964               N/A          N/A            N/A          N/A           N/A          11.08             N/A
Dec 1965               N/A          N/A            N/A          N/A           N/A          33.54             N/A
Dec 1966               N/A          N/A            N/A          N/A           N/A          -6.70             N/A
Dec 1967               N/A          N/A            N/A          N/A           N/A          32.26             N/A
Dec 1968               N/A          N/A            N/A          N/A           N/A          20.26             N/A
Dec 1969               N/A          N/A            N/A          N/A           N/A         -15.96             N/A
Dec 1970            -10.64        -3.09            N/A          N/A           N/A          -9.81             N/A
Dec 1971             26.33        18.36            N/A          N/A           N/A          19.72             N/A
Dec 1972             14.40        22.48            N/A          N/A           N/A           9.94           17.18
Dec 1973             -8.77       -15.24            N/A          N/A           N/A         -24.53          -31.06
Dec 1974            -24.07       -25.47            N/A          N/A           N/A         -28.16          -35.11
Dec 1975             41.45        32.80            N/A          N/A           N/A          32.45           29.76
Dec 1976             -7.80        13.40            N/A          N/A           N/A          18.85           26.10
Dec 1977             21.90         0.68            N/A          N/A           N/A           0.01            7.33
Dec 1978             21.88        16.52            N/A          N/A           N/A          17.80           12.31
Dec 1979             12.31        10.95            N/A        23.91         20.55          29.47           28.11
Dec 1980             11.90        25.67            N/A        39.57         24.41          42.48           33.88
Dec 1981            -12.46        -4.79            N/A       -11.31          1.26         -11.08           -3.21
Dec 1982              3.97         9.71            N/A        20.46         20.04          34.46           18.67
Dec 1983             20.96        21.93            N/A        15.98         28.28          34.25           19.87
Dec 1984              0.62         4.72            N/A        -0.95         10.10         -10.13          -11.22
Dec 1985             78.93        40.56            N/A        32.85         31.51          22.20           31.36
Dec 1986             43.85        41.89            N/A        15.36         19.98           6.44            7.36
Dec 1987              3.66        16.16            N/A         5.31          0.50           4.05           -5.26
Dec 1988             15.81        23.29          27.90        11.27         23.16           4.87           15.41
Dec 1989             28.51        16.61          12.03        35.92         25.19          20.70           19.26
Dec 1990             -3.85       -17.02         -22.74        -0.26         -8.08           0.87          -17.80
Dec 1991             13.11        18.28          13.96        41.16         24.61          50.18           56.84
Dec 1992             -4.71        -5.23         -10.97         5.00         13.81          14.31           15.45
Dec 1993             29.28        22.50          34.90         2.90         18.12          25.58           14.75
Dec 1994              2.28         5.08           6.63         2.66         -1.99          13.04           -3.20
Dec 1995             21.62        20.72           9.94        37.19         38.35          42.38           39.92
Dec 1996             21.09        13.48           6.68        23.12         21.64          19.92           22.71
Dec 1997             23.80        15.76           2.04        30.49         35.18          10.90           21.64
Dec 1998             28.53        24.34          14.46        38.71         15.63          52.66           39.63
Dec 1999             15.89        24.93          30.91        33.16          7.35         134.99           85.59

Source: Lipper, Inc.

21.      APPENDIX D - OTHER PIONEER INFORMATION

The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the U.S.

As of December 31, 1999, Pioneer employed a professional investment staff of 82.

Total assets of all Pioneer mutual funds at December 31, 1999, were approximately $23 billion representing 1,392,828 shareholder accounts, including 881,091 non-retirement accounts and 511,737 retirement accounts.


                                   EXHIBIT C


PIONEER
                               [LOGO]   INVESTMENTS-REGISTERED TRADEMARK-


PIONEER
LIMITED MATURITY
BOND FUND


ANNUAL REPORT 11/30/00

TABLE OF CONTENTS
---------------------------------------------------------------------------

Letter from the President                                             1


Portfolio Summary                                                     2


Performance Update                                                    3


Portfolio Management Discussion                                       6


Schedule of Investments                                               9


Financial Statements                                                 15


Notes to Financial Statements                                        21


Report of Independent Public Accountants                             25


Results of Shareowner Meeting                                        26


Trustees, Officers and Service Providers                             27


The Pioneer Family of Mutual Funds                                   28

PIONEER LIMITED MATURITY BOND FUND

LETTER FROM THE PRESIDENT 11/30/00

DEAR SHAREOWNER,
--------------------------------------------------------------------------------
The year 2000, the last year of the old millenium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millenium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.

As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER
I'm very happy to report that, on October 24, 2000, Pioneer Investment Management, Inc. became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER LIMITED MATURITY BOND FUND

PORTFOLIO SUMMARY 11/30/00

PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

Corporate Bonds                                 51%
U.S. Government Agency Obligations              39%
U.S. Government Obligations                     10%


PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[PIE CHART]

Treasury/Agency           48%
AAA                       12%
A                         12%
BBB                       18%
Below BBB                  9%
Commercial Paper           1%


10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1.  U.S. Treasury Notes, 6.5%, 5/15/05                                    3.18%
  2.  U.S. Treasury Bond, 7.875%, 11/15/07                                  3.02
  3.  Government National Mortgage Association, 7.0%, 4/15/29               2.68
  4.  Government National Mortgage Association II, 7.5%, 8/20/27            2.64
  5.  Government National Mortgage Association II, 7.0%, 1/20/29            2.49
  6.  U.S. Treasury Notes, 6.625%, 5/15/07                                  2.47
  7.  Spieker Properties L.P., 6.8%, 12/15/01                               2.31
  8.  Federal National Mortgage Association, 8.0%, 7/1/30                   2.22
  9.  Deutsche Telekom International Finance, 7.75%, 6/15/05                2.07
 10.  Government National Mortgage Association II, 7.5%, 8/20/28            1.96

Fund holdings will vary for other periods.

PIONEER LIMITED MATURITY BOND FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $3.58           $3.62

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.221          -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

-----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

               NET ASSET  PUBLIC OFFERING
PERIOD           VALUE         PRICE*
Life-of-Fund     4.88%         4.56%
(8/10/92)
5 Years          4.74          4.21
1 Year           5.18          2.63
-----------------------------------------

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000+

          Pioneer Limited Maturity   Merrill Lynch 1-3 Year     Lehman Brothers Government/
                 Bond Fund*              Treasury Index       Corporate Bond Index-Intermediate
    8/92          $9,750                    $10,000                   $10,000
   11/92          $9,809                    $10,018                   $9,969
                  $10,204                   $10,372                   $10,562
                  $10,425                   $10,623                   $10,938
                  $10,466                   $10,586                   $10,700
   11/94          $10,457                   $10,697                   $10,739
                  $11,122                   $11,375                   $11,732
                  $11,466                   $11,810                   $12,297
                  $11,606                   $11,975                   $12,270
   11/96          $12,062                   $12,494                   $13,013
                  $12,332                   $12,766                   $13,175
                  $12,743                   $13,235                   $13,835
                  $13,094                   $13,657                   $14,337
   11/98          $13,543                   $14,207                   $15,059
                  $13,633                   $14,380                   $15,022
                  $13,743                   $14,674                   $15,228
                  $13,820                   $14,978                   $15,394
   11/00          $14,455                   $15,684                   $16,410

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $3.58           $3.62

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.195          -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

-----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                      IF        IF
PERIOD               HELD    REDEEMED*
Life-of-Fund         4.20%    4.20%
(4/4/94)
5 Years              3.89     3.89
1 Year               4.44     2.46
-----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[CHART]
GROWTH OF $10,000+

       Pioneer Limited Maturity   Merrill Lynch 1-3 Year     Lehman Brothers Government/
              Bond Fund*              Treasury Index       Corporate Bond Index-Intermediate
  4/94         $10,000                    $10,000                      $10,000
                $9,987                    $10,014                      $10,007
                $9,961                    $10,119                      $10,043
               $10,539                    $10,761                      $10,972
 11/95         $10,850                    $11,172                      $11,501
               $10,910                    $11,328                      $11,475
               $11,325                    $11,819                      $12,170
               $11,521                    $12,077                      $12,322
               $11,845                    $12,520                      $12,939
  5/98         $12,107                    $12,919                      $13,409
               $12,496                    $13,440                      $14,084
               $12,521                    $13,603                      $14,049
               $12,576                    $13,881                      $14,242
               $12,603                    $14,169                      $14,397
 11/00         $13,135                    $14,837                      $15,347

+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PERFORMANCE UPDATE 11/30/00                                       CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $3.59           $3.62

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.225          -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.

-----------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
(As of November 30, 2000)

                     IF        IF
PERIOD              HELD    REDEEMED
Life-of-Fund        4.37%    4.37%
(4/9/98)
1 Year              5.60%    5.60%
-----------------------------------------

* Assumes reinvestment of distributions.

[CHART]

GROWTH OF $10,000+

             Pioneer Limited Maturity      Merrill Lynch 1-3 Year        Lehman Brothers Government/
                     Bond Fund*                Treasury Index         Corporate Bond Index-Intermediate
 4/98                 $10,000                      $10,000                            $10,000
                      $10,050                      $10,053                            $10,073
                      $10,255                      $10,281                            $10,333
11/98                 $10,432                      $10,458                            $10,580
                      $10,444                      $10,485                            $10,524
                      $10,518                      $10,585                            $10,554
                      $10,488                      $10,682                            $10,560
11/99                 $10,602                      $10,801                            $10,699
                      $10,631                      $10,885                            $10,711
                      $10,678                      $11,026                            $10,815
                      $11,014                      $11,295                            $11,220
11/00                 $11,196                      $11,545                            $11,529

+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER LIMITED MATURITY BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION 11/30/00

Treasury securities, particularly long-term bonds, outperformed the overall fixed income market during the 12-month period ended November 30, 2000. In the following discussion, Richard Schlanger, a key member of the team responsible for the management of Pioneer Limited Maturity Bond Fund, provides an update on the Fund, the economic environment and the investment strategies that influenced performance during the fiscal year.

Q:   HOW DID PIONEER LIMITED MATURITY BOND FUND PERFORM OVER THE 12-MONTH
     PERIOD?

A: For the 12 months ended November 30, the Fund's Class A shares and Class B shares returned 5.18% and 4.44%, respectively, at net asset value. In comparison, the average return of funds in the short-intermediate investment-grade debt category of Lipper, Inc. was 6.55%. (Lipper is an independent firm that tracks mutual fund performance.) For the year ended November 30, 2000, the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index returned 6.87% and 7.77%, respectively.

     Throughout the 12-month period, the Fund delivered a consistent level of income. The 30-day SEC yield of Class A shares, for example, was 6.67% on November 30, 2000 compared to 6.83% six months ago, despite nearly a 0.70% drop in 5-year Treasury note yields.

     On a total return basis, performance improved markedly during the second half of the year as we encountered fewer credit problems. Fund performance was helped by our decisions to increase Treasuries and to decrease finance-related securities because of their credit risks. We sold NationsBank Corp. when it was acquired by Citigroup, and also liquidated Citicorp and Bank One. We chose to sell premium mortgage securities and instead buy current coupon mortgages to lessen prepayment risks.


Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE?

A: It was a year of contrasts, with interest rates rising and bond prices falling during the first half, while rates fell and bond prices rose during the second six months. Throughout the 12-month period, long-term Treasuries, in

PIONEER LIMITED MATURITY BOND FUND

     which the Fund cannot invest, led the fixed income market's performance. The performance of Treasuries was helped by several technical factors that shifted the supply/demand relationship. Strong tax receipts helped increase the federal government's budget surplus, and the Treasury Department continued to pay down debt. Faced with a diminishing supply of Treasuries, investors flocked to Treasuries with longer maturities, which were in particularly limited supply.


     Elsewhere in the fixed income markets, the differences or spreads between the yields of Treasuries and other securities grew larger - or widened - with non-Treasury securities underperforming Treasuries. Faced with the possibility of slowing economic growth, investors tended to de-emphasize debt securities with credit risk and migrated to solid corporate credits. Just as with stocks, if there were a problem within a sector, the securities of companies in the entire sector became victims of guilt by association and most names suffered. Particularly hard hit were lower-quality, high yield bonds, whose prices fell even as Treasury securities increased in price. Examples of Fund holdings affected by this trend included J.C. Penny and Shopko stores.


Q:   WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE PERIOD?

A: During the first half of the year, the Fund's Treasury weighting declined. These securities were the most liquid - or easily traded - instruments during a time when investors moved away from most types of corporate securities. In the final six months of the period, however, we added to our Treasury position, while reducing our bank and finance exposure. We believed we were late in this period of economic expansion, and banks could begin to experience problems with non-performing loans. We also reduced premium - or high-coupon - mortgage securities because we thought that, as interest rates declined, homeowners could refinance their mortgages at lower interest rates. If prepayments were to increase, the prices of mortgage-backed securities, especially those with premium coupons, could decline. At the same time that we lowered the Fund's premium mortgage holdings, we increased exposure to other mortgages with more pre-payment protection, as well as to energy industry-related securities, which we thought would perform well in a period of stable, high

PIONEER LIMITED MATURITY BOND FUND
     energy prices. We added VALERO ENERGY and NISOURCE FINANCE CORP. to the portfolio over the period.


     During the final six months of the fiscal year, we raised the Fund's weightings in Treasury and government-agency securities, in mortgage pass-through securities and in industrial sector bonds. Treasuries and agencies rose from 8.0% at May 31, 2000 to 12.5% of net assets, mortgage-pass through securities climbed from 19.8% to 22.9% of net assets and industrial issues rose from 20.4% to 23.9% of net assets. In the same six-month period, bank and finance bonds were reduced from 16.2% of net assets to 7.0%, collateralized mortgage obligations (CMOs) declined from 14.2% to 13.8% of net assets and asset-backed securities declined from 13.9% to 12.3% of net assets.

     In the final six months of the fiscal year, we did not dramatically shorten or extend the Fund's duration. At November 30, 2000, the Fund's duration (or measurement of risk) was 2.84 years. Average credit quality of the portfolio has remained relatively high, at AA. (Ratings apply to underlying portfolio securities, not Fund shares.)


Q:   WHAT IS YOUR OUTLOOK?

A: We believe economic growth is beginning to slow, and that the Federal Reserve will lower short-term interest rates. We have already begun to see signs that the spreads between the yields of corporate securities and Treasuries may narrow, which should support the performance of corporate securities. We believe short-term rates may decline more than long-term rates, which already have fallen substantially since the beginning of the year.

     Given this view, we are optimistic about the market for investment grade, limited maturity bonds and think the Fund is well positioned to provide shareowners with an attractive total return.

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT     (UNAUDITED)                                                       VALUE
                           CORPORATE BONDS - 51.4%
                           ASSET-BACKED - 12.5%
 $ 188,364  AAA/Aaa        Advanta Mortgage Loan Trust, Series
                           93-4A, 5.55%, 3/25/10                      $    184,067
   400,000  AAA/Aaa        Americredit Automobile Receivables Trust,
                           Series 1999-B A4, 5.96%, 3/5/06                 396,888
   250,000  AAA/Aaa        Boston Edison Company, 1999-1 A4,
                           6.91%, 9/15/09                                  253,588
   500,000  AAA/Aaa        California Infrastructure SCE-1, Series
                           1997-1, 6.28%, 9/25/05                          498,915
   254,515  AAA/Aaa        Carco Auto Loan Master Trust, Series
                           1997-1A, 6.689%, 8/15/04                        254,548
   350,000  AAA/Aaa        Citibank Credit Card Master Trust I, Series
                           1999-5A, 6.1%, 5/15/08                          341,320
   250,000  AAA/Aaa        Comed Transitional Funding Trust, Series
                           1997- RA1, 5.34%, 3/25/04                       246,965
   398,576  A-/Baa1        Continental Airlines, Series 1998-3 Pass
                           Through Trust, C-1, 7.08%, 11/1/04              395,136
   282,804  AAA/Aaa        CoreStates Home Equity Trust, Series
                           1994-1, 6.65%, 5/15/09                          280,660
   500,000  AAA/Aaa        Discover Card Master Trust, Series
                           1998-7A, 5.6%, 5/15/06                          488,750
   403,540  AAA/Aaa        Discover Card Master Trust, Series
                           1997-2, 6.792%, 4/16/10                         412,810
   500,000  AAA/Aaa        Greenpoint Manufactured Housing, Series
                           1999-1A2, 6.01%, 8/15/15                        495,545
    56,711  AAA/Aaa        Premier Auto Trust, Series 1997-1A4,
                           6.35%, 4/6/02                                    56,348
                                                                      ------------
                                                                      $  4,305,540
                                                                      ------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 1.3%
    57,276  AAA/Aaa        Mortgage Capital Funding Inc., 1995-MCI
                           Class A1B, 7.6%, 5/25/27                   $     57,849
   410,564  AAA/Aaa        National Realty Finance 1999-A2,
                           6.074%, 1/15/08                                 399,659
                                                                      ------------
                                                                      $    457,508
                                                                      ------------

   The accompanying notes are an integral part of these financial statements.
                                                                               9

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00                                     (CONTINUED)

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT     (UNAUDITED)                                                       VALUE
                           CORPORATE BONDS - (CONTINUED)
                           BASIC MATERIALS - 1.5%
 $ 500,000  BBB/Baa1       USX Corp., 7.2%, 2/15/04                   $    501,715
                                                                      ------------
                                                                      $    501,715
                                                                      ------------
                           CAPITAL GOODS - 0.9%
   325,000  BBB/Ba1        USA Waste Services, 6.5%, 12/15/02         $    314,411
                                                                      ------------
                                                                      $    314,411
                                                                      ------------
                           COMMUNICATION SERVICES - 2.7%
   700,000  A-/A2          Deutsche Telekom International Finance,
                           7.75%, 6/15/05                             $    712,131
   150,000  B/B2           Nextlink Communications Inc., 10.75%, 6/1/09    101,250
   100,000  BBB-/Baa3      Union Pacific Corp., 6.125%, 1/15/04             96,717
                                                                      ------------
                                                                      $    910,098
                                                                      ------------
                           CONSUMER CYCLICALS - 6.5%
   500,000  BBB-/Baa3      A. H. Belo Corp., 6.875%, 6/1/02           $    491,195
   500,000  BBB/Baa2       Delphi Auto Systems, 6.125%, 5/1/04             476,855
   500,000  A/A2           General Motors Acceptance Corp., 7.5%, 7/15/05  506,850
   200,000  BBB-/Baa3      Penny (J.C.) & Co., Inc., 6.5%, 6/15/02         166,356
 1,000,000  BBB-/Baa3      Shopko Stores, 6.5%, 8/15/03                    602,500
                                                                      ------------
                                                                      $  2,243,756
                                                                      ------------
                           CONSUMER STAPLES - 6.5%
   350,000  B+/B2          Charter Communications Holdings LLC.,
                           8.25%, 4/1/07                              $    303,625
   700,000  B+/B1          Echostar DBS Corp., 9.25%, 2/1/06               637,000
   500,000  B/B2           Playtex Family Products Corp., 9.0%, 12/15/03   460,000
   500,000  B-/B3          Premier Parks, Inc., 9.75%, 6/15/07             467,500
   350,000  BBB+/Baa2      SUPERVALU Inc., 9.75%, 6/15/04                  369,964
                                                                      ------------
                                                                      $  2,238,089
                                                                      ------------
                           ENERGY - 5.9%
   500,000  A-/A3          Conoco Inc., 5.9%, 4/15/04                 $    489,070
   500,000  BB+/Ba1        Gulf Canada Resources Ltd., 9.625%, 7/1/05      523,780
   500,000  A-/A3          Nabors Industries, 6.8%, 4/15/04                497,730
   300,000  A-/Baa2        Santa Fe Snyder Corp., 8.05%, 6/15/04           309,957
   200,000  BBB-/Baa3      Valero Energy Corp., 7.375%, 3/15/06            201,366
                                                                      ------------
                                                                      $  2,021,903
                                                                      ------------


   The accompanying notes are an integral part of these financial statements.
10

PIONEER LIMITED MATURITY BOND FUND

            S&P/MOODY'S
PRINCIPAL   RATINGS
AMOUNT     (UNAUDITED)                                                       VALUE
                          CORPORATE BONDS - (CONTINUED)
                          FINANCIAL - 6.5%
 $ 500,000  BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08 $    437,480
   300,000  A/A2          Ford Motor Credit Corp., 6.7%, 7/16/04           294,540
   200,000  A+/A1         Goldman Sachs Group, 7.35%, 10/1/09              197,384
   500,000  BBB-/Baa2     The Rouse Co., 8.05%, 3/23/01                    499,090
   800,000  BBB/Baa2      Spieker Properties L.P., 6.8%, 12/15/01          793,200
                                                                      ------------
                                                                      $  2,221,694
                                                                      ------------
                          HEALTHCARE - 1.4%
   500,000  A-/Baa1       Guidant Corp., 6.15%, 2/15/06               $    469,315
                                                                      ------------
                                                                      $    469,315
                                                                      ------------
                          TECHNOLOGY - 1.7%
   325,000  A/A2          Computer Sciences Corp., 7.5%, 8/8/05       $    330,138
   250,000  BBB+/Baa1     Sun Microsytems Inc., 7.35%, 8/15/04             253,098
                                                                      ------------
                                                                      $    583,236
                                                                      ------------
                          TRANSPORTATION - 1.4%
   500,000  BB/Ba2        Northwest Airlines Corp., 8.52%, 4/7/04     $    486,555
                                                                      ------------
                                                                      $    486,555
                                                                      ------------
                          UTILITIES - 2.6%
   250,000  BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05        $    253,660
   500,000  BBB-/Baa2     KN Energy Inc., 6.45%, 11/30/01                  495,630
   150,000  BBB/Baa2      NiSource Finance Corp., 7.875%, 11/15/10
                          (144A)                                           152,795
                                                                      ------------
                                                                      $    902,085
                                                                      ------------
                          TOTAL CORPORATE BONDS
                          (Cost $18,454,830)                          $ 17,655,905
                                                                      ------------
                          U.S. GOVERNMENT AGENCY
                          OBLIGATIONS - 48.6%
   300,000                Federal Home Loan Mortgage Corp.,
                          6.22%, 6/24/08                              $    287,961
   498,283                Federal Home Loan Mortgage Corp.,
                          7.5%, 7/1/30                                     502,309


   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00                                     (CONTINUED)

PRINCIPAL
AMOUNT                                                                    VALUE
                U.S. GOVERNMENT AGENCY
                OBLIGATIONS - (CONTINUED)
 $ 26,240       Federal Home Loan Mortgage Corp., REMIC
                Series 1132I, 8.0%, 5/15/06                          $     26,226
   31,493       Federal Home Loan Mortgage Corp., REMIC
                Series 1181H, 7.0% 7/15/06                                 31,427
  301,011       Federal Home Loan Mortgage Corp., REMIC
                Series 1145G, 8.0%, 9/15/06                               308,594
   84,363       Federal Home Loan Mortgage Corp., REMIC
                Series 1564J, 6.5%, 7/15/08                                83,972
  500,000       Federal Home Loan Mortgage Corp., REMIC
                Series 1848PB, 7.0%, 2/15/20                              502,975
  128,788       Federal Home Loan Mortgage Corp., REMIC
                Series 1206H, 7.0%, 3/15/21                               128,909
  344,402       Federal Home Loan Mortgage Corp., REMIC
                Series 1987PM, 6.5%, 10/15/21                             343,965
      661       Federal Home Loan Mortgage Corp., REMIC
                Series 1590K, 6.5%, 10/15/23                                  661
  471,727       Federal Home Loan Mortgage Corp., REMIC
                Series 2043G, 6.5%, 4/15/28                               454,962
  641,333       Federal National Mortgage Association,
                7.5%, 8/1/20 - 4/1/30                                     647,230
  747,908       Federal National Mortgage Association,
                8.0%, 7/1/30                                              762,702
  350,000       Federal National Mortgage Association,
                Medium Term Note, 5.9%, 6/19/03                           346,167
  250,000       Federal National Mortgage Association,
                Medium Term Note, 6.16%, 3/2/09                           237,720
  258,583       Federal National Mortgage Association, REMIC
                Series 1992-145, 7.15%, 7/25/03                           258,423
  302,837       Federal National Mortgage Association, REMIC
                Series 1995-23D, 7.0%, 10/25/07                           308,536
  474,565       Federal National Mortgage Association, REMIC
                Series 1993-129KB, 6.5%, 4/25/08                          475,400

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

PRINCIPAL
AMOUNT                                                                     VALUE
                U.S. GOVERNMENT AGENCY
                OBLIGATIONS - (CONTINUED)
 $ 18,754       Federal National Mortgage Association, REMIC
                Series 1988-26C, 7.5%, 7/25/18                       $     18,680
   46,549       Federal National Mortgage Association, REMIC
                Series 1993-17PE, 6.75%, 6/25/19                           46,314
  453,573       Federal National Mortgage Association, REMIC
                Series 1993-23PJ, 6.7%, 7/25/19                           451,541
  528,872       Federal National Mortgage Association, REMIC
                Series 1998-50EN, 6.5%, 9/25/28                           515,560
  500,000       Government National Mortgage Association,
                7.0%, TBA                                                 497,865
  268,572       Government National Mortgage Association,
                6.5%,. 2/15/29                                            262,166
  924,768       Government National Mortgage Association,
                7.0%, 4/15/29                                             920,820
  768,638       Government National Mortgage Association,
                7.5%, 2/15/26 - 10/15/29                                  778,246
  472,433       Government National Mortgage Association,
                7.75%, 2/15/30                                            480,578
  397,257       Government National Mortgage Association,
                REMIC Series 1998-24A, 6.5%, 11/20/24                     397,476
2,003,368       Government National Mortgage Association II,
                7.5%, 3/20/26 - 8/20/28                                 2,019,215
  862,862       Government National Mortgage Association II,
                7.0%, 1/20/29                                             856,210
  276,797       Government National Mortgage Association II,
                6.5%, 2/20/29 - 3/20/29                                   269,243
1,050,000       U.S. Treasury Notes, 6.5%, 5/15/05                      1,091,916
  800,000       U.S. Treasury Notes, 6.625%, 5/15/07                      848,704

The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

SCHEDULE OF INVESTMENTS 11/30/00                                     (CONTINUED)

PRINCIPAL
AMOUNT                                                                      VALUE

                  U.S. GOVERNMENT AGENCY
                  OBLIGATIONS - (CONTINUED)
 $1,000,000       U.S. Treasury Bond, 7.875%, 11/15/07               $  1,037,870
    500,000       U.S. Treasury Notes, 6.0%, 8/15/09                      516,710
                                                                     ------------
                  TOTAL U.S. GOVERNMENT AND AGENCY
                  OBLIGATIONS
                  (Cost $16,676,760)                                  $16,717,253
                                                                     ------------
                  TOTAL INVESTMENT IN
                  SECURITIES - 100.0%
                  (Cost $35,131,590) (a)(b)                           $34,373,158
                                                                     ------------
                                                                     ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2000, the value of these securities amounted to $152,795 or 0.4% of total net assets.


(a) At November 30, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $35,131,590 was as follows:

Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost           $    252,525
                                                                   ------------
Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value             (1,010,957)
                                                                   ------------
Net unrealized loss                                                $   (758,432)
                                                                   ------------
                                                                   ------------
b) At November 30, 2001, the Fund had a net capital loss carryforward of $5,890,696 which will expire between 2000 and 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investment) for the year ended November 30, 2000 were as follows:

                                           Purchases         Sales
                                           -----------       -----------
Long-term U.S. Government                  $14,901,868       $17,028,561
Other Long-term Securities                   3,700,103        23,293,351


   The accompanying notes are an integral part of these financial statements.
14

PIONEER LIMITED MATURITY BOND FUND

BALANCE SHEET 11/30/00


ASSETS:
  Investment in securities, at value (cost $35,131,590)                  $34,373,158
  Receivables -
      Investment securities sold                                           1,014,477
      Fund shares sold                                                       488,271
      Interest                                                               461,055
      Due from Pioneer Investment Management, Inc.                            51,534
  Other                                                                        3,801
                                                                         -----------
        Total assets                                                     $36,392,296
                                                                         -----------
LIABILITIES:
  Payables -
      Investment securities purchased                                    $ 1,016,713
      Fund shares repurchased                                                 10,930
      Dividends                                                               36,254
  Due to Bank                                                                 51,851
  Due to affiliates                                                           39,241
  Accrued expenses                                                            68,510
                                                                         -----------
        Total liabilities                                                $ 1,223,499
                                                                         -----------
NET ASSETS:
  Paid-in capital                                                        $41,813,221
  Accumulated undistributed net investment income                             15,884
  Accumulated net realized loss on investments                            (5,901,876)
  Net unrealized loss on investments                                        (758,432)
                                                                         -----------
        Total net assets                                                 $35,168,797
                                                                         -----------
                                                                         -----------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $28,684,008/8,022,492 shares)                        $      3.58
                                                                         -----------
                                                                         -----------
  Class B (based on $6,215,165/1,737,284 shares)                         $      3.58
                                                                         -----------
                                                                         -----------
  Class Y (based on $269,624/75,068 shares)                              $      3.59
                                                                         -----------
                                                                         -----------
MAXIMUM OFFERING PRICE:
  Class A                                                                $      3.67
                                                                         -----------
                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 11/30/00



INVESTMENT INCOME:
  Interest                                                                              $ 3,041,253
                                                                                        -----------
EXPENSES:
   Management fees                                                        $217,745
   Transfer agent fees
      Class A                                                              150,373
      Class B                                                               20,708
      Class Y                                                                  476
   Distribution fees
      Class A                                                               90,674
      Class B                                                               70,181
   Administrative fees                                                      29,982
   Custodian fees                                                           22,032
   Registration fees                                                        45,751
   Professional fees                                                        34,812
   Printing                                                                 19,988
   Fees and expenses of nonaffiliated trustees                              17,742
   Miscellaneous                                                             8,702
                                                                         -----------
      Total expenses                                                                    $   729,166
      Less management fees waived
           and expenses reimbursed by Pioneer
           Investment Management, Inc.                                                     (301,415)
      Less fees paid indirectly                                                             (13,986)
                                                                                         -----------
      Net expenses                                                                      $   413,765
                                                                                         -----------
           Net investment income                                                        $ 2,627,488
                                                                                         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                     $(1,641,766)
   Change in net unrealized loss on investments                                             916,623
                                                                                         -----------
      Net loss on investments                                                           $  (725,143)
                                                                                         -----------
      Net increase in net assets resulting from operations                              $ 1,902,345
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.
16

 PIONEER LIMITED MATURITY BOND FUND

 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE YEARS ENDED 11/30/00 AND 11/30/99


                                                                     YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                                      11/30/00          11/30/99
  Net investment income                                              $   2,627,488    $   3,408,183
  Net realized loss on investments                                      (1,641,766)        (592,766)
  Change in net unrealized loss on investments                             916,623       (2,082,562)
                                                                     --------------   --------------
           Net increase in net assets resulting from operations      $   1,902,345    $     732,855
                                                                     --------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.22 and $0.21 per share, respectively)                $  (2,241,137)   $  (2,844,985)
    Class B ($0.20 and $0.18 per share, respectively)                     (384,880)        (516,835)
    Class Y ($0.23 and $0.23 per share, respectively)                      (16,757)         (23,908)
                                                                     --------------   --------------
      Total distributions to shareowners                             $  (2,642,774)   $  (3,385,728)
                                                                     --------------   --------------
FROM FUND SHARE TRANSACTIONS:
    Net proceeds from sale of shares                                 $  23,507,726    $  49,295,514
    Reinvestment of distributions                                        2,098,267        2,647,588
    Cost of shares repurchased                                         (47,887,120)     (50,875,886)
                                                                     --------------   --------------
      Net increase (decrease) in net assets resulting
           from fund share transactions                              $ (22,281,127)   $   1,067,216
                                                                     --------------   --------------
      Net decrease in net assets                                     $ (23,021,556)   $  (1,585,657)
NET ASSETS:
  Beginning of year                                                     58,190,353       59,776,010
                                                                     --------------   --------------
  End of year (including accumulated undistributed
    net investment income of
    $15,884 and $25,459, respectively).                              $  35,168,797    $  58,190,353
                                                                     --------------   --------------
                                                                     --------------   --------------

CLASS A                                 '00 SHARES       '00 AMOUNT       '99 SHARES      '99 AMOUNT
Shares sold                                5,818,637    $  20,735,697      10,232,153    $  38,074,896
Reinvestment of distributions                510,975        1,825,177         621,135        2,294,085
Less shares repurchased                  (11,507,189)     (41,052,424)    (10,637,046)     (39,466,164)
                                        -------------   --------------   -------------   --------------
      Net increase (decrease)             (5,177,577)   $ (18,491,550)        216,242    $     902,817
                                        -------------   --------------   -------------   --------------
                                        -------------   --------------   -------------   --------------
CLASS B
Shares sold                                  716,408    $   2,566,047       3,002,539    $  11,109,190
Reinvestment of distributions                 71,840          256,632          89,263          329,597
Less shares repurchased                   (1,817,940)      (6,494,846)     (3,041,290)     (11,242,752)
                                        -------------   --------------   -------------   --------------
      Net increase (decrease)             (1,029,692)   $  (3,672,167)         50,512    $     196,035
                                        -------------   --------------   -------------   --------------
                                        -------------   --------------   -------------   --------------
CLASS Y
Shares sold                                   57,327    $     205,982          29,860    $     111,428
Reinvestment of distributions                  4,605           16,458           6,463           23,906
Less shares repurchased                      (94,790)        (339,850)        (44,458)        (166,970)
                                        -------------   --------------   -------------   --------------
      Net decrease                           (32,858)   $    (117,410)         (8,135)   $     (31,636)
                                        -------------   --------------   -------------   --------------
                                        -------------   --------------   -------------   --------------

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

FINANCIAL HIGHLIGHTS 11/30/00


                                                               YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               11/30/00      11/30/99     11/30/98       11/30/97       11/30/96
CLASS A
Net asset value, beginning of year                            $  3.62       $  3.78      $  3.77        $  3.79         $  3.84
                                                              -------       -------      -------        -------         -------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.22       $  0.21      $  0.22        $  0.21         $  0.24
   Net realized and unrealized gain (loss) on investments       (0.04)        (0.16)        0.01              -           (0.05)
                                                              -------       -------      -------        -------         -------
         Net increase from investment operations              $  0.18       $  0.05      $  0.23        $  0.21         $  0.19
Distributions to shareowners:
   Net investment income                                        (0.22)        (0.21)       (0.22)         (0.23)          (0.24)
                                                              -------       -------      -------        -------         -------
Net increase (decrease) in net asset value                    $ (0.04)      $ (0.16)     $  0.01        $ (0.02)        $ (0.05)
                                                              -------       -------      -------        -------         -------
Net asset value, end of year                                  $  3.58       $  3.62      $  3.78        $  3.77         $  3.79
                                                              -------       -------      -------        -------         -------
                                                              -------       -------      -------        -------         -------
Total return*                                                    5.18%         1.47%        6.28%          5.64%           5.20%
Ratio of net expenses to average net assets+                     0.88%         0.88%        0.85%          0.87%           0.87%
Ratio of net investment income to average net assets+            6.11%         5.75%        5.78%          6.10%           6.25%
Portfolio turnover rate                                            43%           86%          70%            31%             65%
Net assets, end of year (in thousands)                        $28,684       $47,781      $49,072        $42,058         $54,637
Ratios assuming no waiver of management fees and
   assumption of expenses
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                                  1.58%         1.31%        1.30%          1.44%           1.33%
   Net investment income                                         5.41%         5.32%        5.33%          5.53%           5.79%
Ratios assuming waiver of management fees and
   assumption of expenses
   by PIM and reduction for fees paid indirectly:
   Net expenses                                                  0.85%         0.85%        0.85%          0.85%           0.85%
   Net investment income                                         6.14%         5.78%        5.78%          6.12%           6.27%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

FINANCIAL HIGHLIGHTS 11/30/00


                                                                   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                   11/30/00      11/30/99      11/30/98     11/30/97     11/30/96
CLASS B
Net asset value, beginning of year                                 $  3.62       $  3.78       $  3.76      $  3.79      $  3.85
                                                                   -------       -------       -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income                                           $  0.20       $  0.18       $  0.19      $  0.20      $  0.21
   Net realized and unrealized gain (loss) on investments            (0.04)        (0.16)         0.01        (0.03)       (0.05)
                                                                   -------       -------       -------      -------      -------
         Net increase from investment operations                   $  0.16       $  0.02       $  0.20      $  0.17      $  0.16
Distributions to shareowners:
   Net investment income                                             (0.20)        (0.18)        (0.18)       (0.20)       (0.21)
   In excess of net investment income                                    -             -             -            -        (0.01)
                                                                   -------       -------       -------      -------      -------
NET INCREASE (DECREASE) IN NET ASSET VALUE                         $ (0.04)      $ (0.16)      $  0.02      $ (0.03)     $ (0.06)
                                                                   -------       -------       -------      -------      -------
Net asset value, end of year                                       $  3.58       $  3.62       $  3.78      $  3.76      $  3.79
                                                                   -------       -------       -------      -------      -------
                                                                   -------       -------       -------      -------      -------
Total return*                                                         4.44%         0.64%         5.49%        4.60%        4.37%
Ratio of net expenses to average net assets+                          1.52%         1.62%         1.63%        1.67%        1.69%
Ratio of net investment income to average net assets+                 5.49%         5.04%         5.00%        5.29%        5.40%
Portfolio turnover rate                                                 43%           86%           70%          31%          65%
Net assets, end of year (in thousands)                             $ 6,215       $10,018       $10,264      $ 5,187      $ 4,969
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for fees
   paid indirectly:
   Net expenses                                                       2.21%         2.05%         1.99%        2.25%        2.15%
   Net investment income                                              4.80%         4.61%         4.64%        4.71%        4.94%
Ratios assuming waiver of management fees and assumption
   of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                                       1.49%         1.61%         1.62%        1.66%        1.67%
   Net investment income                                              5.52%         5.05%         5.01%        5.30%        5.42%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

     The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

FINANCIAL HIGHLIGHTS 11/30/00

                                                           YEAR ENDED       YEAR ENDED       4/9/98 TO
                                                            11/30/00         11/30/99        11/30/98
CLASS Y
Net asset value, beginning of period                        $ 3.62            $ 3.79          $ 3.77
                                                            ------            ------          ------
Increase (decrease) from investment operations:
  Net investment income                                     $ 0.23            $ 0.23          $ 0.14

  Net realized and unrealized gain
     (loss) on investments                                   (0.03)            (0.17)           0.02
                                                            ------            ------          ------
  Net increase from investment
     operations                                             $ 0.20            $ 0.06          $ 0.16
                                                            ------            ------          ------
Distributions to shareowners:
  Net investment income                                      (0.23)            (0.23)          (0.14)
                                                            ------            ------          ------
Net increase (decrease) in net asset
  value                                                     $(0.03)           $(0.17)         $ 0.02
                                                            ------            ------          ------
Net asset value, end of period                              $ 3.59            $ 3.62          $ 3.79
                                                            ------            ------          ------
Total return*                                                 5.60%             1.64%           4.35%
Ratio of net expenses to average net
  assets+                                                     0.40%             0.48%           0.55%**

Ratio of net investment income to
  average net assets+                                         6.62%             6.18%           5.99%**

Portfolio turnover rate                                         43%               86%             70%

Net assets, end of period
  (in thousands)                                            $  270            $  391          $  440

Ratios assuming no waiver of
  management fees and assumption
  of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                1.09%             0.90%           0.74%**

  Net investment income                                       5.93%             5.76%           5.80%**

Ratios assuming waiver of management fees and
  assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                0.35%             0.46%           0.55%**

  Net investment income                                       6.67%             6.20%           5.99%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/001.
-------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Limited Maturity Bond Fund (The Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Fund offers three classes of shares - Class A, Class B and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   As required, effective December 1, 2001, the Fund will adopt the provisions of the AICPA Audit & Accounting Guide for Investment Companies and will amortize discount or premium for all debt securities.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/00 (CONTINUED)
-------------------------------------------------------------------------------

   This change will have no impact on the Fund's total net assets and is expected to result in an immaterial increase or reduction in the cost of securities and a corresponding change in net unrealized appreciation (depreciation).

B. FEDERAL INCOME TAXES
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2000, the Fund reclassified $5,711 and $57,666 from paid-in capital to accumulated undistributed net investment income and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. FUND SHARES
   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $1,792 in underwriting commissions on the sale of fund shares during the year ended November 30, 2000.

D. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class Y shares can bear different transfer agent and distribution fees.

E. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counter parties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase.
   The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The
   Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3. TRANSFER AGENT
PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $23,222 in transfer agent fees payable to PSC at November 30, 2000.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/00 (CONTINUED)
-------------------------------------------------------------------------------

4. DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $16,019 in distribution fees payable to PFD at November 30, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2000, CDSCs in the amount of $32,408 were paid to PFD.

5. EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2000 the Fund's expenses were reduced by $13,986 under such arrangements.

6. LINE OF CREDIT FACILITY
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2000, the Fund had no borrowings under this agreement.

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER LIMITED MATURITY BOND FUND:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Limited Maturity Bond Fund (the Fund), as of November 30, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Limited Maturity Bond Fund as of November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 2001

PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
-------------------------------------------------------------------------------

On September 11, 2000, Pioneer Limited Maturity Bond Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

PROPOSAL 1 -- TO APPROVE A NEW MANAGEMENT CONTRACT.

     AFFIRMATIVE                            AGAINST                            ABSTAIN
    6,753,779.973                         108,400.246                       164,231.666

PROPOSAL 2 -- TO ELECT TRUSTEES.

        NOMINEE                            AFFIRMATIVE                         WITHHELD
M.K. Bush                                  6,903,375.940                       123,035.945
J.F. Cogan, Jr.                            6,925,333.912                       101,077.973
Dr. R. H. Egdahl                           6,923,093.756                       103,318.129
M.B.W. Graham                              6,913,322.912                       113,088.973
M.A. Piret                                 6,915,034.685                       111,377.200
D.D. Tripple                               6,925,333.912                       101,077.973
S.K. West                                  6,915,034.685                       111,377.200
J. Winthrop                                6,919,857.890                       106,553.995


PIONEER LIMITED MATURITY BOND FUND

-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation


OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

-------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
-------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Science & Technology Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*


*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

-------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
-------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL PLANS
INDIVIDUAL RETIREMENT ACCOUNT (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

ROTH IRA The $2,000 maximum annual contribution is not tax-deductible; earnings are tax-free for qualified withdrawals.

PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED
SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA For firms with 100 or fewer employees. Employees can make pre-tax contributions, and an employer contribution is required.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) Self-employed individuals and small-business owners can make tax-deductible contributions of up to 15% of their income. Employer must also contribute for any eligible employees.

EMPLOYER-SPONSORED PLANS
401(K) PLAN Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(B) PLAN Lets employees of public schools, nonprofit hospitals and certain other tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

PROFIT SHARING PLAN Employers contribute on a discretionary basis, usually based on profits.

AGE-WEIGHTED PROFIT SHARING PLAN Employer makes discretionary contributions based on employees' age and salary.

MONEY PURCHASE PENSION PLAN (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

-------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
-------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts, new accounts,
prospectuses, applications and service forms                     1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997

WRITE TO US AT:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        WWW.PIONEERFUNDS.COM

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

         PIONEER INVESTMENT MANAGEMENT, INC.
[LOGO]   60 STATE STREET                     9499-00-0101
         BOSTON, MASSACHUSETTS 02109         -C- PIONEER FUNDS DISTRIBUTOR, INC.
         WWW.PIONEERFUNDS.COM                PRINTED ON RECYCLED PAPER

                                                            [LOGO]PIONEER
                                                                  INVESTMENTS(R)



PIONEER
LIMITED MATURITY BOND
FUND


SEMIANNUAL REPORT 5/31/01

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       6

Schedule of Investments                                               9

Financial Statements                                                 14

Notes to Financial Statements                                        20

Trustees, Officers and Service Providers                             24

Retirement Plans from Pioneer                                        25

Programs and Services for Pioneer Shareowners                        26

PIONEER LIMITED MATURITY BOND FUND

LETTER FROM THE PRESIDENT 5/31/01

DEAR SHAREOWNER,

I don't think you could find a better argument for a diversified portfolio than the volatile markets we have experienced in the last several months. The turbulence began when the dot-com bubble burst in the spring of 2000. Then, as higher interest rates began to drain strength from the economy, companies in a wide range of industries issued warnings of declining profits. The result has been a very weak stock market, with high-flying growth and internet-related stocks suffering the most damage. In contrast to these sharp declines, however, less aggressive investments, including many bonds and value stocks, did much better over this painful period.

You can never eliminate risk entirely, but you and your financial advisor can work to mitigate it. The first step is to review your portfolio diversification, and modify it as necessary. You will probably want to continue holding a mix of stocks and bonds. A portfolio containing a variety of investments with varying risk and opportunity characteristics may be the most comfortable course for most investors. It could also be the most successful.

As professional investors, we view market downturns as opportunities to reposition our funds' portfolios and take advantage of lower prices to purchase attractive securities. For more than 70 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. You may want to put your own investment portfolio through the same process: Look past the bad news and try to bring your portfolio in line with current conditions and your own needs.

I'd also like to share some news with you. Pending shareowner approval, Pioneer Limited Maturity Bond Fund will be merged with Pioneer Bond Fund. You will be receiving proxy voting materials so that you may cast your vote on this proposal. If the proposal is approved, the merger is expected to be completed on or about September 28, 2001. Please call Pioneer at 1-800-225-6292 or your investment professional if you have questions.

Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 5/31/01

PORTFOLIO DIVERSIFICATION
 (As a percentage of total investment portfolio)


[CHART]

Corporate Bonds                                45%
U.S. Government Agency Obligations             39%
U.S. Government Obligations                    11%
Short-Term Cash Equivalents                     5%

PORTFOLIO QUALITY
(As a percentage of long-term holdings)


[CHART]

Treasury/Agency                                53%
AAA                                            12%
A                                              15%
BBB                                            10%
BB                                              5%
B                                               5%

10 LARGEST HOLDINGS
 (As a percentage of debt holdings)

   1. U.S. Treasury Notes, 6.5%, 5/15/05                                                 5.74%
   2. Government National Mortgage Association, 7.0%, TBA                                3.62
   3. Federal National Mortgage Association, 7.0%, TBA                                   2.67
   4. Government National Mortgage Association, 7.0%, 4/15/29                            2.32
   5. U.S. Treasury Notes, 6.625%, 5/15/07                                               2.27
   6. Government National Mortgage Association II, 7.0%, 1/20/29                         2.04
   7. Shopko Stores, 6.5%, 8/15/03                                                       2.04
   8. Deutsche Telekom International Finance, 7.75%, 6/15/05                             1.94
   9. U.S. Treasury Notes, 6.0%, 8/15/09                                                 1.92
  10. Federal National Mortgage Association, 7.0%, 12/1/30                               1.86

PERFORMANCE UPDATE 5/31/01                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                         5/31/01            11/30/00
                                  $3.67              $3.58


DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM        LONG-TERM
(11/30/00-5/31/01)                DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                  $0.109              -                 -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Credit Bond Index-Intermediate.


AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2001)

               NET ASSET   PUBLIC OFFERING
PERIOD         VALUE       PRICE*
Life-of-Class      5.24%       4.95%
(8/10/92)
5 Years            5.63        5.08
1 Year            10.45        7.71

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000+

                      PIONEER LIMITED MATURITY        MERRILL LYNCH 1-3         LEHMAN BROTHERS GOVERNMENT/
                             BOND FUND*              YEAR TREASURY INDEX     CREDIT BOND INDEX - INTERMEDIATE
       8/92                    $9,750                      $10,000                        $10,000
                               $9,809                      $10,018                        $9,969
                               $10,204                     $10,372                        $10,561
      11/93                    $10,425                     $10,623                        $10,937
                               $10,466                     $10,586                        $10,698
                               $10,457                     $10,697                        $10,737
                               $11,122                     $11,375                        $11,731
                               $11,466                     $11,810                        $12,298
       5/96                    $11,606                     $11,975                        $12,271
                               $12,062                     $12,494                        $13,013
                               $12,332                     $12,766                        $13,176
                               $12,743                     $13,235                        $13,837
                               $13,094                     $13,657                        $14,340
      11/98                    $13,543                     $14,207                        $15,064
                               $13,633                     $14,380                        $15,026
                               $13,743                     $14,674                        $15,232
                               $13,820                     $14,978                        $15,400
                               $14,455                     $15,684                        $16,416
       5/01                    $15,265                     $16,443                        $17,337

+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Credit Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 5/31/01                                        CLASS B SHARES


SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                         5/31/01      11/30/00
                                  $3.67        $3.58

DISTRIBUTIONS PER SHARE           INCOME       SHORT-TERM        LONG-TERM
(11/30/00-5/31/01)                DIVIDENDS    CAPITAL GAINS     CAPITAL GAINS
                                  $0.106           -                 -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Credit Bond Index-Intermediate.


AVERAGE ANNUAL TOTAL RETURNS
(As of May 31, 2001)

                 IF         IF
PERIOD           HELD       REDEEMED*
Life-of-Class      4.69%       4.69%
(4/4/94)
5 Years            4.90        4.90
1 Year             9.97        7.97

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[CHART]

GROWTH OF $10,000+

                       PIONEER LIMITED MATURITY      MERRILL LYNCH 1-3         LEHMAN BROTHERS GOVERNMENT/
                              BOND FUND*            YEAR TREASURY INDEX      CREDIT BOND INDEX - INTERMEDIATE
       4/94                     $10,000                   $10,000                        $10,000
                                $9,987                    $10,014                        $10,007
                                $9,961                    $10,119                        $10,043
       5/95                     $10,539                   $10,761                        $10,973
                                $10,850                   $11,172                        $11,504
                                $10,910                   $11,328                        $11,478
                                $11,325                   $11,819                        $12,172
       5/97                     $11,521                   $12,077                        $12,324
                                $11,845                   $12,520                        $12,943
                                $12,107                   $12,919                        $13,413
                                $12,496                   $13,440                        $14,090
       5/99                     $12,521                   $13,603                        $14,054
                                $12,576                   $13,881                        $14,248
                                $12,603                   $14,169                        $14,405
                                $13,135                   $14,837                        $15,355
       5/01                     $13,860                   $15,555                        $16,216

+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Credit Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 5/31/01                                        CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                         5/31/01       11/30/00
                                  $3.69         $3.59

DISTRIBUTIONS PER SHARE           INCOME        SHORT-TERM        LONG-TERM
(11/30/00-5/31/01)                DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                                  $0.121               -                 -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Credit Bond Index-Intermediate.

AVERAGE ANNUAL TOTAL RETURNS*
(As of May 31, 2001)

                  IF        IF
PERIOD            HELD      REDEEMED
Life-of-Class       5.66%      5.66%
(4/9/98)
1 Year             11.35      11.35

* Assumes reinvestment of distributions.

[CHART]

GROWTH OF $10,000+

                    PIONEER LIMITED MATURITY          MERRILL LYNCH 1-3            LEHMAN BROTHERS GOVERNMENT/
                           BOND FUND*                YEAR TREASURY INDEX         CREDIT BOND INDEX - INTERMEDIATE
       4/98                  $10,000                       $10,000                           $10,000
       5/98                  $10,050                       $10,053                           $10,073
                             $10,255                       $10,281                           $10,333
                             $10,432                       $10,458                           $10,582
                             $10,444                       $10,485                           $10,525
       5/99                  $10,518                       $10,585                           $10,555
                             $10,488                       $10,682                           $10,561
                             $10,602                       $10,801                           $10,700
                             $10,631                       $10,885                           $10,714
       5/00                  $10,678                       $11,026                           $10,818
                             $11,014                       $11,293                           $11,223
                             $11,196                       $11,545                           $11,532
                             $11,766                       $11,905                           $12,050
       5/01                  $11,891                       $12,104                           $12,178

+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Credit Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 5/31/01

Short and intermediate securities led the performance in fixed income markets during the six-month period ending May 31, 2001. Moving aggressively, the U.S. Federal Reserve attempted to reinvigorate the slowing economy by lowering short-term rates five separate times during the period. In the following discussion, Richard Schlanger, a key member of the team that manages Pioneer Limited Maturity Bond Fund, provides an update on the Fund, the economic environment and the investment strategies that influenced the Fund's performance during the six months.

Q:   HOW DID PIONEER LIMITED MATURITY BOND FUND PERFORM DURING THE SIX MONTHS?

A: The Fund's performance was very good. For the six months ended May 31, 2001, the Fund's Class A shares and Class B shares returned 5.60% and 5.52%, respectively. In comparison, the average return of funds in Lipper's short-intermediate investment-grade debt category was 4.93%. (Lipper, Inc. is an independent firm that tracks mutual fund performance.)

     Throughout the period, the Fund continued to provide attractive income, despite declining yields from short-term securities. The 30-day SEC yield of Class A shares, for example, was 5.46% on May 31, 2001 as opposed to the yield six months ago of 6.67%.


Q:   WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR THE FUND?

A: The environment for the types of securities in which we invest was very favorable. Interest rates on short and intermediate securities declined rapidly after the U.S. Federal Reserve recognized that growth in the economy had slowed dramatically and that important factors in re-energizing growth, such as corporate lending, had declined significantly. Beginning on January 3, 2001, the Fed lowered short-term rates five successive times, each time by one-half of one percent. In response, yields of shorter maturity securities started tumbling, although long-term rates tended to remain fairly stable. During the six-month period, for example, the yield of a one-year Treasury fell by 234 basis points, the yield of a two-year Treasury fell by 142 basis points, while the yield of a 10-year Treasury fell by just 9 basis points. In contrast, the yield of a 30-year Treasury actually rose by about 14 basis points during the six months.

     This was an environment that played to the strength of Pioneer Limited Maturity Bond Fund. The bonds that performed the best were those in which we invest and the Fund's holdings benefited from their position on the yield curve.

Q:   WHAT WERE YOUR PRINCIPAL STRATEGIES?

A: We lengthened the Fund's duration -- or its interest-rate sensitivity -- somewhat, to take advantage of the declines in interest rates. We anticipated that rate cuts would continue as the Federal Reserve reacted to negative news, such as job layoffs and diminishing consumer confidence. The Fund's average duration rose from 2.84 years to 3.23 years during the period.

     We also increased our emphasis on non-Treasury securities, adding pass-through mortgages as well as attractive corporate bonds and some finance industry bonds. The spreads -- or difference in yields -- between Treasuries and corporate bonds had widened, making the yields of corporate securities increasingly attractive. We invested in corporate bonds, such as issues of AOL TIME-WARNER and WORLDCOM, and finance bonds, including issues of HELLER FINANCIAL and CIT GROUP. As the spreads started narrowing -- or tightening -- during the period, these bonds performed very well. At the same time, we reduced our exposure to issues of banks, securities firms and real estate companies because we were concerned about loan quality and declines in consumer and investor confidence. We also sold some shorter-maturity bonds after their values had appreciated, and we sold some callable issues because of the risk that issuers would exercise their call option in a lower rate environment.

     At the end of the six-month period, the Fund's largest sector allocations were in pass-through mortgage securities, at 28.3% of net assets, industrials, at 18.8% of net assets, and U.S. Treasuries and agencies, at

     13.3% of net assets. To gain additional income in the face of declining interest rates, we modestly added to our position in high-yield securities, from 8.8% to 9.1% of net assets. Overall investment quality remained high. The portfolio's average credit quality remained AA.

Q:   WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

A: With the Federal Reserve continuing to lower interest rates, we believe corporate securities still have the potential to outperform Treasury securities. We think Treasuries probably have realized most of the price gains in the current cycle of declining interest rates. In this environment, we think corporate securities offer better opportunities because of their yield spread advantages.

     Overall, the outlook in the bond market appears favorable. Even though the Federal Reserve may be nearing the end of its interest-rate cuts, the possibility of a quick improvement in growth and a rebound in the economy is far from certain. If investors continue to be uncertain about the economic outlook, bonds could offer them both a complement to equities that are already in their portfolio and the opportunity to receive attractive returns with less volatility. We think it makes sense for investors to consider fixed income mutual funds.

     Pending shareowner approval, Pioneer Limited Maturity Bond Fund will be merged with Pioneer Bond Fund, which has the ability to invest in longer-maturity securities as well as the shorter-maturity securities we have emphasized. Shareowners can also enjoy continuity of management because the same team that manages Pioneer Limited Maturity Bond Fund manages Pioneer Bond Fund. The management team of Pioneer Limited Maturity Bond Fund is grateful for the loyalty and support of the Fund's shareowners. We believe their faith and confidence will be sustained as shareowners of Pioneer Bond Fund.

SCHEDULE OF INVESTMENTS 5/31/01 (UNAUDITED)

                  S&P/MOODY'S
PRINCIPAL         RATINGS
AMOUNT            (UNAUDITED)                                                                 VALUE
                                   CORPORATE BONDS - 44.7%
                                   ASSET BACKED SECURITIES - 10.3%
$       161,256   AAA/Aaa          Advanta Mortgage Loan Trust,
                                   Series 93-4A, 5.55%, 3/25/10                          $   159,574
        400,000   AAA/Aaa          Americredit Automobile Receivables Trust,
                                   Series 1999-B A4, 5.96%, 3/5/06                           406,868
        250,000   AAA/Aaa          Boston Edison Company, 1999-1 A4,
                                   6.91%, 9/15/09                                            258,432
        500,000   AAA/Aaa          California Infrastructure SCE- 1,
                                   Series 1997-1, 6.28%, 9/25/05                             508,945
        161,044   AAA/Aaa          Carco Auto Loan Master Trust,
                                   Series 1997-1A, 6.689%, 8/15/04                           161,870
        350,000   AAA/Aaa          Citibank Credit Card Master Trust I,
                                   Series 1999-5A, 6.1%, 5/15/08                             349,202
        250,000   AAA/Aaa          Comed Transitional Funding Trust,
                                   Series 1997-RA1, 5.34%, 3/25/04                           251,335
        386,593   AAA/Aaa          Continental Airlines, Series 1998-3
                                   Pass Through Trust, C-1, 7.08%, 11/1/04                   396,865
        248,928   AAA/Aaa          CoreStates Home Equity Trust,
                                   Series 1994-1, 6.65%, 5/15/09                             252,390
        307,753   AAA/Aaa          Discover Card Master Trust,
                                   Series 1997-2, 6.792%, 4/16/10                            318,115
        500,000   AAA/Aaa          Discover Card Master Trust,
                                   Series 1998-7A, 5.6%, 5/15/06                             498,145
        500,000   AAA/Aaa          Greenpoint Manufactured Housing,
                                   Series 1999-1A2, 6.01%, 8/15/15                           507,435
                                                                                         -----------
                                                                                         $ 4,069,176
                                                                                         -----------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
         10,138   AAA/Aaa          Mortgage Capital Funding Inc., 1995-MCI
                                   Class A1B, 7.6%, 5/25/27                              $    10,259
        393,058   AAA/Aaa          Prudential Securities Secured Financing, Co.,
                                   Series 1999-NR F1 A1, 6.074%, 1/15/08                     395,576
                                                                                         -----------
                                                                                         $   405,835
                                                                                         -----------
                                   BASIC MATERIALS - 1.9%
        250,000   BBB/Baa          Fibermark Inc. 10.75%, 4/15/11 (144A)                 $   250,000
        500,000   BBB/Baa          USX Corp., 7.2%, 2/15/04                                  515,415
                                                                                         -----------
                                                                                         $   765,415
                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

                  S&P/MOODY'S
PRINCIPAL         RATINGS
AMOUNT            (UNAUDITED)                                                                 VALUE
                                   CAPITAL GOODS - 2.1%
$       250,000   Ba3/BB           Azurix Corp, 10.75%, 2/15/10                          $   258,750
        250,000   Aaa/AAA          General Electric Capital, 6.5%, 12/10/07                  260,130
        325,000   BBB/Ba1          USA Waste Services, 6.5%, 12/15/02                        328,019
                                                                                         -----------
                                                                                         $   846,899
                                                                                         -----------
                                   COMMUNICATION SERVICES - 3.0%
        700,000   A-/A2            Deutsche Telekom International Finance,
                                   7.75%, 6/15/05                                        $   734,699
        100,000   BBB-/Baa3        Union Pacific Corp., 6.125%, 1/15/04                       99,911
        350,000   AB/BBB+          Worldcom Inc., 7.5%, 5/15/11                              346,315
                                                                                         -----------
                                                                                         $ 1,180,925
                                                                                         -----------
                                   CONSUMER CYCLICALS - 5.3%
        500,000   BBB/Baa2         Delphi Auto Systems, 6.125%, 5/1/04                   $   500,825
        300,000   A2/A             Ford Motor Credit, 6.875%, 2/1/06                         305,559
        500,000   A/A2             General Motors Acceptance Corp.,
                                   7.5%, 7/15/05                                             521,470
      1,000,000   BBB-/Baa3        Shopko Stores, 6.5%, 8/15/03                              770,000
                                                                                         -----------
                                                                                         $ 2,097,854
                                                                                         -----------
                                   CONSUMER STAPLES - 3.6%
        220,000   Baa1/BBB+        AOL Time-Warner, 6.125%, 4/15/06                      $   218,797
        350,000   B+/B2            Charter Communications Holdings
                                   LLC., 8.25%, 4/1/07                                       331,625
        500,000   B-/B3            Premier Parks, Inc., 9.75%, 6/15/07                       517,500
        350,000   BBBr/Baa2        SUPERVALU Inc., 9.75%, 6/15/04                            367,724
                                                                                         -----------
                                                                                         $ 1,435,646
                                                                                         -----------
                                   ENERGY - 4.3%
        500,000   BB+/Ba1          Gulf Canada Resources Ltd., 9.625%, 7/1/05            $   517,485
        500,000   A-/A3            Nabors Industries, 6.8%, 4/15/04                          511,125
        500,000   BBB2/A-          Transocean Sedco Forex, 6.625%,
                                   4/15/11 (144A)                                            491,525
        200,000   BBB-/Baa3        Valero Energy Corp., 7.375%, 3/15/06                      208,012
                                                                                         -----------
                                                                                         $ 1,728,147
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.

                  S&P/MOODY'S
PRINCIPAL         RATINGS
AMOUNT            (UNAUDITED)                                                                 VALUE
                                   FINANCIAL - 6.6%
$       400,000   Aa3/A            Bank of America, 7.4%, 1/15/11                        $   414,920
        500,000   BB+/Baa3         Capital One Financial Corp., 7.125%, 8/1/08               456,085
        450,000   A1/A+            CIT Group Inc., 7.125%, 10/15/04                          462,195
        600,000   A3/A-            Heller Financial, 6.4%, 1/15/03                           609,816
        360,000   A3/A-            Hertz Corp., 7.4%, 3/1/11                                 367,636
        300,000   BBB/Baa2         Spieker Properties L.P., 6.8%, 12/15/01                   303,111
                                                                                         -----------
                                                                                         $ 2,613,763
                                                                                         -----------
                                   HEALTH CARE - 1.2%
        500,000   A-/Baa1          Guidant Corp., 6.15%, 2/15/06                         $   485,790
                                                                                         -----------
                                                                                         $   485,790
                                                                                         -----------
                                   TECHNOLOGY - 2.1%
        325,000   A/A2             Computer Sciences Corp., 7.5%, 8/8/05                 $   334,107
        250,000   B1/B+            L-3 Communications Holdings Corp.,
                                   8.5%, 5/15/08                                             255,313
        250,000   BBB+/Baa1        Sun Microsystems Inc., 7.35%, 8/15/04                     256,008
                                                                                         -----------
                                                                                         $   845,428
                                                                                         -----------
                                   TRANSPORTATION - 1.3%
        500,000   BB/Ba2           Northwest Airlines Corp., 8.52%, 4/7/04               $   502,315
                                                                                         -----------
                                                                                         $   502,315
                                                                                         -----------
                                   UTILITIES - 2.0%
        250,000   BBB-/Baa3        Great Lakes Power Inc., 8.3%, 3/1/05                  $   258,785
        500,000   BBB/Baa2         NiSource Finance Corp., 7.875%,
                                   11/15/10                                                  527,985
                                                                                         -----------
                                                                                         $   786,770
                                                                                         -----------
                              TOTAL CORPORATE BONDS
                    (Cost $17,807,778)                                                   $17,763,963
                                                                                         -----------
                    US GOVERNMENT AGENCY OBLIGATIONS - 50.5%
        300,000     Federal Home Loan Mortgage Corp., 6.22%, 6/24/08                     $   300,048
        439,329     Federal Home Loan Mortgage Corp., 7.0%, 12/1/30                          443,710
        419,654     Federal Home Loan Mortgage Corp., 7.5%, 7/1/30                           429,684
        250,826     Federal Home Loan Mortgage Corp., REMIC
                    Series 1145G, 8.0%, 9/15/06                                              261,270
         14,150     Federal Home Loan Mortgage Corp., REMIC
                    Series 1181H, 7.0%, 7/15/06                                               14,177

   The accompanying notes are an integral part of these financial statements.


PRINCIPAL
AMOUNT                                                                                         VALUE
                    US GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$        97,642     Federal Home Loan Mortgage Corp., REMIC
                    Series 1206H, 7.0%, 3/15/21                                          $    98,985
         73,515     Federal Home Loan Mortgage Corp., REMIC
                    Series 1564J, 6.5%, 7/15/08                                               74,526
        496,585     Federal Home Loan Mortgage Corp., REMIC
                    Series 1848PB, 7.0%, 2/15/20                                             506,988
        400,000     Federal Home Loan Mortgage Corp., REMIC
                    Series 2131CB, 6.0%, 8/15/21                                             401,924
        283,411     Federal Home Loan Mortgage Corp., REMIC
                    Series 1987PM, 6.5%, 10/15/21                                            289,192
        396,391     Federal Home Loan Mortgage Corp., REMIC
                    Series 2043G, 6.50%, 4/15/28                                             398,531
        258,583     Federal National Mortgage Association REMIC
                    Series 1992-145, 7.15%, 7/25/03                                          259,077
        499,105     Federal National Mortgage Association, 6.5%, 4/1/31                      493,405
      1,654,045     Federal National Mortgage Association, 7.0%, 12/1/30                   1,669,493
      1,000,000     Federal National Mortgage Association, 7.0%, TBA                       1,009,340
        460,625     Federal National Mortgage Association,
                    7.5%, 8/1/20 - 4/1/30                                                    473,238
        240,000     Federal National Mortgage Association,
                    Medium Term Note, 6.19%, 7/25/03                                         239,774
        416,251     Federal National Mortgage Association, REMIC
                    Series 1993-129KB, 6.5%, 4/25/08                                         428,406
        266,342     Federal National Mortgage Association, REMIC
                    Series 1993-23PJ, 6.7%, 7/25/19                                          266,944
        302,837     Federal National Mortgage Association, REMIC
                    Series 1995-23D, 7.0%, 10/25/07                                          312,240
        456,103     Federal National Mortgage Association, REMIC
                    Series 1998-50 EN, 6.5%, 9/25/28                                         458,183
        251,212     Government National Mortgage Association, 6.5% , 2/15/29                 249,433
      2,229,590     Government National Mortgage Association,
                    7.0%, 4/15/29 - 2/15/31                                                2,260,746
      1,350,000     Government National Mortgage Association, 7.0%, TBA                    1,368,697
        679,295     Government National Mortgage Association,
                    7.5%, 2/15/26 - 10/15/29                                                 699,773
        313,619     Government National Mortgage Association, 7.75%, 2/15/30                 324,138
        256,602     Government National Mortgage Association II,
                    6.5%, 2/20/29 - 3/20/29                                                  253,824

   The accompanying notes are an integral part of these financial statements.


PRINCIPAL
AMOUNT                                                                                         VALUE
                    US GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$     1,150,301     Government National Mortgage Association II,
                    7.0%, 1/20/29 - 12/20/30                                             $ 1,162,163
        354,131     Government National Mortgage Association, REMIC
                    Series 1998-24A, 6.5%, 11/20/24                                          359,571
        500,000     U.S. Treasury Bond, 7.875%, 11/15/07                                     524,945
        250,000     U.S. Treasury Notes, 5.625%, 5/15/08                                     255,123
        700,000     U.S. Treasury Notes, 6.0%, 8/15/09                                       727,783
      2,050,000     U.S. Treasury Notes, 6.5%, 5/15/05                                     2,170,356
        800,000     U.S. Treasury Notes, 6.625%, 5/15/07                                     859,176
                                                                                         -----------
                    TOTAL US GOVERNMENT AGENCY OBLIGATIONS
                    (Cost $19,775,006)                                                   $20,044,863
                                                                                         -----------
                    TEMPORARY CASH INVESTMENTS - 4.8 %
                    COMMERCIAL PAPER
      1,907,000     Travelers Corp., 4.17%, 6/1/01                                       $ 1,907,000
                                                                                         -----------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $1,907,000)                                                    $ 1,907,000
                                                                                         -----------
                    TOTAL INVESTMENTS IN SECURITIES AND TEMPORARY
                            CASH INVESTMENTS - 100.0%
                    (Cost $39,489,784)(a)                                                $39,715,826
                                                                                         ===========

144A  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2001, the value of these securities amounted to $741,525 or 1.90% of total net assets.
     *Non-income producing security.
   (a)At May 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $39,489,784 was as follows:
      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost                                    $   571,731
      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                                       (345,689)
                                                                                         -----------
      Net unrealized gain                                                                $   226,042
                                                                                         ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2001, aggregated $14,207,044 and $11,712,239, respectively.


   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 5/31/01 (UNAUDITED)

ASSETS:
  Investment in securities, at value (including temporary cash
      investment of $1,907,000) (cost $39,489,784)                                      $39,715,826
      Cash                                                                                  566,070
  Receivables -
      Investment securities sold                                                            585,815
      Fund shares sold                                                                       23,541
      Interest                                                                              425,483
      Due from Pioneer Investment Management, Inc.                                           90,120
  Other                                                                                       1,261
                                                                                        -----------
        Total assets                                                                    $41,408,116
                                                                                        -----------

LIABILITIES:
  Payables -
      Investment securities purchased                                                   $ 2,744,621
      Fund shares repurchased                                                                20,269
      Dividends                                                                              41,167
  Due to affiliates                                                                         106,134
  Accrued expenses                                                                           39,219
                                                                                        -----------
        Total liabilities                                                               $ 2,951,410
                                                                                        -----------

NET ASSETS:
  Paid-in capital                                                                       $44,166,721
  Accumulated undistributed net investment income                                            10,716
  Accumulated net realized loss on investments                                           (5,946,773)
  Net unrealized gain on investments                                                        226,042
                                                                                        -----------
        Total net assets                                                                $38,456,706
                                                                                        ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $30,482,714/8,297,754 shares)                                       $      3.67
                                                                                        ===========
  Class B (based on $7,561,230/2,060,262 shares)                                        $      3.67
                                                                                        ===========
  Class Y (based on $412,762/111,799 shares)                                            $      3.69
                                                                                        ===========

MAXIMUM OFFERING PRICE:
  Class A                                                                               $      3.76
                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)


FOR THE SIX MONTHS ENDED 5/31/01

INVESTMENT INCOME:
   Interest                                                                             $ 1,208,699
                                                                                        -----------

EXPENSES:
   Management fees                                                         $88,402
   Transfer agent fees
      Class A                                                               99,541
      Class B                                                                9,329
      Class Y                                                                  442
   Distribution fees
      Class A                                                               35,235
      Class B                                                               34,088
   Administrative fees                                                      15,652
   Custodian fees                                                           13,669
   Registration fees                                                        13,716
   Professional fees                                                        14,008
   Printing                                                                  7,280
   Fees and expenses of nonaffiliated trustees                               5,443
   Miscellaneous                                                             5,124
                                                                       -----------
      Total expenses                                                                    $   341,929
      Less management fees waived
           and expenses reimbursed by Pioneer
           Investment Management, Inc.                                                     (175,163)
      Less fees paid indirectly                                                              (5,646)
                                                                                        -----------
      Net expenses                                                                      $   161,120
                                                                                        -----------
           Net investment income                                                        $ 1,047,579
                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                     $   (44,897)
   Change in net unrealized loss on investments                                             984,474
                                                                                        -----------
      Net gain on investments                                                           $   939,577
                                                                                        -----------
      Net increase in net assets resulting from operations                              $ 1,987,156
                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


FOR THE SIX MONTHS ENDED 5/31/01 AND YEAR ENDED 11/30/00

                                                                       SIX MONTHS
                                                                          ENDED
                                                                         5/31/01        YEAR ENDED
                                                                       (UNAUDITED)       11/30/00
FROM OPERATIONS:
  Net investment income                                               $  1,047,579     $  2,627,488
  Net realized loss on investments                                         (44,897)      (1,641,766)
  Change in net unrealized loss on investments                             984,474          916,623
                                                                      ------------     ------------
           Net increase in net assets resulting from operations       $  1,987,156     $  1,902,345
                                                                      ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.11 and $0.22 per share, respectively)                 $   (843,167)    $ (2,241,137)
    Class B ($0.11 and $0.20 per share, respectively)                     (197,968)        (384,880)
    Class Y ($0.12 and $0.23 per share, respectively)                      (11,612)         (16,757)
                                                                      ------------     ------------
      Total distributions to shareowners                              $ (1,052,747)    $ (2,642,774)
                                                                      ------------     ------------
FROM FUND SHARE TRANSACTIONS:
    Net proceeds from sale of shares                                  $ 14,618,901     $ 23,507,726
    Reinvestment of distributions                                          816,932        2,098,267
    Cost of shares repurchased                                         (13,082,333)     (47,887,120)
                                                                      ------------     ------------
      Net increase (decrease) in net assets resulting
           from fund share transactions                               $  2,353,500     $(22,281,127)
                                                                      ------------     ------------
      Net increase (decrease) in net assets                           $  3,287,909     $(23,021,556)
NET ASSETS:
  Beginning of year                                                     35,168,797       58,190,353
                                                                      ------------     ------------
  End of year (including accumulated undistributed
    net investment income of $10,716 and $15,884, respectively).      $ 38,456,706     $ 35,168,797
                                                                      ============     ============

                                         '01 SHARES      '01 AMOUNT      '00 SHARES       '00 AMOUNT
CLASS A                                  (UNAUDITED)     (UNAUDITED)
Shares sold                                3,107,476     $ 11,382,421      5,818,637     $ 20,735,697
Reinvestment of distributions                181,018          663,903        510,975        1,825,177
Less shares repurchased                   (3,013,232)     (11,016,193)   (11,507,189)     (41,052,424)
                                        ------------     ------------    -----------     ------------
      Net increase (decrease)                275,262     $  1,030,131     (5,177,577)    $(18,491,550)
                                        ============     ============    ===========     ============
CLASS B
Shares sold                                  815,578     $  2,990,572        716,408     $  2,566,047
Reinvestment of distributions                 39,032          143,096         71,840          256,632
Less shares repurchased                     (531,632)      (1,945,841)    (1,817,940)      (6,494,846)
                                        ------------     ------------    -----------     ------------
      Net increase (decrease)                322,978     $  1,187,827     (1,029,692)    $ (3,672,167)
                                        ============     ============    ===========     ============
CLASS Y
Shares sold                                   66,559     $    245,908         57,327     $    205,982
Reinvestment of distributions                  2,691            9,933          4,605           16,458
Less shares repurchased                      (32,519)        (120,299)       (94,790)        (339,850)
                                        ------------     ------------    -----------     ------------
      Net increase (decrease)                 36,731     $    135,542        (32,858)    $   (117,410)
                                        ============     ============    ===========     ============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 5/31/01

                                                     SIX MONTHS
                                                       ENDED
                                                      5/31/01      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                    (UNAUDITED)     11/30/00      11/30/99      11/30/98      11/30/97     11/30/96
CLASS A
Net asset value, beginning of period                  $  3.58       $  3.62       $  3.78       $  3.77       $  3.79      $  3.84
                                                      -------       -------       -------       -------       -------      -------
Increase (decrease) from investment operations:
   Net investment income                              $  0.11       $  0.22       $  0.21       $  0.22       $  0.21      $  0.24
   Net realized and unrealized gain (loss) on
     investments                                         0.09         (0.04)        (0.16)         0.01             -        (0.05)
                                                      -------       -------       -------       -------       -------      -------
         Net increase from investment operations      $  0.20       $  0.18       $  0.05       $  0.23       $  0.21      $  0.19
Distributions to shareowners:
   Net investment income                                (0.11)        (0.22)        (0.21)        (0.22)        (0.23)       (0.24)
                                                      -------       -------       -------       -------       -------      -------
Net increase (decrease) in net asset value            $  0.09       $ (0.04)      $ (0.16)      $  0.01       $ (0.02)     $ (0.05)
                                                      -------       -------       -------       -------       -------      -------
Net asset value, end of period                        $  3.67       $  3.58       $  3.62       $  3.78       $  3.77      $  3.79
                                                      =======       =======       =======       =======       =======      =======
Total return*                                            5.60%         5.18%         1.47%         6.28%         5.64%        5.20%
Ratio of net expenses to average net assets+             0.89%**       0.88%         0.88%         0.85%         0.87%        0.87%
Ratio of net investment income to average net
   assets+                                               5.95%**       6.11%         5.75%         5.78%         6.10%        6.25%
Portfolio turnover rate                                    67%**         43%           86%           70%           31%          65%
Net assets, end of period (in thousands)              $30,483       $28,684       $47,781       $49,072       $42,058      $54,637
Ratios assuming no waiver of management fees
   and assumption of expenses by PIM and no
   reduction for fees paid indirectly:
   Net expenses                                          1.88%**       1.58%         1.31%         1.30%         1.44%        1.33%
   Net investment income                                 4.96%**       5.41%         5.32%         5.33%         5.53%        5.79%
Ratios assuming waiver of management fees
   and assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                          0.85%**       0.85%         0.85%         0.85%         0.85%        0.85%
   Net investment income                                 5.99%**       6.14%         5.78%         5.78%         6.12%        6.27%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 5/31/01

                                                    SIX MONTHS
                                                      ENDED
                                                      5/31/01     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    (UNAUDITED)    11/30/00      11/30/99      11/30/98      11/30/97      11/30/96
CLASS B
Net asset value, beginning of period                   $ 3.58       $ 3.62       $  3.78       $  3.76        $ 3.79        $ 3.85
                                                       ------       ------       -------       -------        ------        ------
Increase (decrease) from investment operations:
   Net investment income                               $ 0.10       $ 0.20       $  0.18       $  0.19        $ 0.20        $ 0.21
   Net realized and unrealized gain (loss) on
     investments                                         0.10        (0.04)        (0.16)         0.01         (0.03)        (0.05)
                                                       ------       ------       -------       -------        ------        ------
         Net increase from investment operations       $ 0.20       $ 0.16       $  0.02       $  0.20        $ 0.17        $ 0.16
Distributions to shareowners:
   Net investment income                                (0.11)       (0.20)        (0.18)        (0.18)        (0.20)        (0.21)
   In excess of net investment income                       -            -             -             -             -         (0.01)
                                                       ------       ------       -------       -------        ------        ------
Net increase (decrease) in net asset value             $ 0.09       $(0.04)      $ (0.16)      $  0.02        $(0.03)       $(0.06)
                                                       ------       ------       -------       -------        ------        ------
Net asset value, end of period                         $ 3.67       $ 3.58       $  3.62       $  3.78        $ 3.76        $ 3.79
                                                       ======       ======       =======       =======        ======        ======
Total return*                                            5.52%        4.44%         0.64%         5.49%          4.60%        4.37%
Ratio of net expenses to average net assets+             1.21%**      1.52%         1.62%         1.63%          1.67%        1.69%
Ratio of net investment income to average net
   assets+                                               5.62%**      5.49%         5.04%         5.00%         5.29%         5.40%
Portfolio turnover rate                                    67%**        43%           86%           70%           31%           65%
Net assets, end of period (in thousands)               $7,561       $6,215       $10,018       $10,264        $5,187        $4,969
Ratios assuming no waiver of management fees
   and assumption of expenses by PIM and no
   reduction for fees paid indirectly:
   Net expenses                                          2.20%**      2.21%         2.05%         1.99%         2.25%         2.15%
   Net investment income                                 4.63%**      4.80%         4.61%         4.64%         4.71%         4.94%
Ratios assuming waiver of management fees
   and assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                          1.20%**      1.49%         1.61%         1.62%         1.66%         1.67%
   Net investment income                                 5.63%**      5.52%         5.05%         5.01%         5.30%         5.42%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 5/31/01

                                                    SIX MONTHS
                                                       ENDED
                                                      5/31/01    YEAR ENDED    YEAR ENDED     4/9/98 TO
                                                    (UNAUDITED)   11/30/00      11/30/99      11/30/98
CLASS Y
Net asset value, beginning of period                  $ 3.59       $ 3.62        $ 3.79        $ 3.77
                                                      ------       ------        ------        ------
Increase (decrease) from investment
  operations:
  Net investment income                               $ 0.12       $ 0.23        $ 0.23        $ 0.14
  Net realized and unrealized gain
   (loss) on investments                                0.10        (0.03)        (0.17)         0.02
                                                      ------       ------        ------        ------
  Net increase from investment
   operations                                         $ 0.22       $ 0.20        $ 0.06        $ 0.16
Distributions to shareowners:
  Net investment income                                (0.12)       (0.23)        (0.23)        (0.14)
                                                      ------       ------        ------        ------
Net increase (decrease) in net asset
  value                                               $ 0.10       $(0.03)       $(0.17)       $ 0.02
                                                      ------       ------        ------        ------
Net asset value, end of period                        $ 3.69       $ 3.59        $ 3.62        $ 3.79
                                                      ------       ------        ------        ------
Total return*                                           6.21%        5.60%         1.64%         4.35%
Ratio of net expenses to average net
  assets+                                               0.22%**      0.40%         0.48%         0.55%**
Ratio of net investment income to
  average net assets+                                   6.60%**      6.62%         6.18%         5.99%**
Portfolio turnover rate                                   67%**        43%           86%           70%
Net assets, end of period
  (in thousands)                                      $  413       $  270        $  391        $  440
Ratios assuming no waiver of
  management fees and assumption
  of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          1.19%**      1.09%         0.90%         0.74%**
  Net investment income                                 5.63%**      5.93%         5.76%         5.80%**
Ratios assuming waiver of
  management fees and assumption
  of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                          0.19%**      0.35%         0.46%         0.55%**
  Net investment income                                 6.63%**      6.67%         6.20%         5.99%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements

NOTES TO FINANCIAL STATEMENTS 5/31/01 (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Limited Maturity Bond Fund (The Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with a high level of principal stability. Pending shareowner approval, Pioneer Limited Maturity Bond Fund will be merged with Pioneer Bond Fund.

The Fund offers three classes of shares - Class A, Class B and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. As required, effective December 1, 2001, the Fund will adopt the provisions of the AICPA Audit & Accounting Guide for Investment Companies and will amortize discount or premium for all debt securities. This change will have no impact on the Fund's total net assets and is expected to result in an immaterial increase or reduction in the cost of securities and a corresponding change in net unrealized appreciation (depreciation).

B. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $2,141 in underwriting commissions on the sale of fund shares during the six months ended May 31, 2001.

D. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class Y shares can bear different transfer agent and distribution fees.

E. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 2001, $2,488 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $90,938 in transfer agent fees payable to PIMSS at May 31, 2001.

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $12,708 in distribution fees payable to PFD at May 31, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2001, CDSCs in the amount of $20,984 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2001, the Fund's expenses were reduced by $5,646 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds
(the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2001, the Fund had no borrowings under this agreement.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS

John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary





INVESTMENT ADVISER

Pioneer Investment Management, Inc.


CUSTODIAN

Brown Brothers Harriman & Co.


PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.


LEGAL COUNSEL

Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.


INDIVIDUAL PLANS

INDIVIDUAL RETIREMENT ACCOUNT (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

ROTH IRA The $2,000 maximum annual contribution is not tax-deductible; earnings are tax-free for qualified withdrawals.


PLANS FOR SMALL BUSINESSES OR THE SELF-EMPLOYED

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA For firms with 100 or fewer employees. Employees can make pre-tax contributions, and an employer contribution is required.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP) Self-employed individuals and small-business owners can make tax-deductible contributions of up to 15% of their income. Employer must also contribute for any eligible employees.


EMPLOYER-SPONSORED PLANS

401(k) PLAN Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(B) PLAN Lets employees of public schools, nonprofit hospitals and certain other tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

PROFIT SHARING PLAN Employers contribute on a discretionary basis, usually based on profits.

AGE-WEIGHTED PROFIT SHARING PLAN Employer makes discretionary contributions based on employees' age and salary.

MONEY PURCHASE PENSION PLAN (MPP) Employers contribute based on a fixed formula.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS


Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FACTFONE-SM-

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone-SM- gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


SIX-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months of your redemption. You have the choice of investing in any Pioneer fund, provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.


INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice.
Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.


PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


DIRECTED DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

                            THIS PAGE FOR YOUR NOTES.

                            THIS PAGE FOR YOUR NOTES.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM)for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US AT:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                       www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                10149-00-0701
60 STATE STREET                              (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                 [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER





                                   EXHIBIT D


[PIONEER LOGO]


Pioneer Bond
Fund

---------------------
ANNUAL REPORT 6/30/00
---------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         17

Notes to Financial Statements                23

Report of Independent Public Accountants     27

Trustees, Officers and Service Providers     28

Pioneer Family of Mutual Funds               29

Pioneer Bond Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/00
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------

For over a year, the Federal Reserve has been trying to suppress inflationary pressures and restrain economic growth in the U.S. by raising short-term interest rates. Because they represent increased costs, higher interest rates cut into corporate profits.

With the possibility of a slowing economy and an uncertain profit outlook overhanging the stock market, investors shifted from sector to sector in the first half of 2000 looking for attractive opportunities. Heightened stock market volatility was the result. Bonds also lost luster, because existing, lower-paying issues could not compete with the higher rates that now prevail. By summer, we began to see evidence that the Fed's tactics were having some impact, as key statistics hinted at a contraction of the economy's growth rate.

Volatile markets should not sidetrack your plans for dealing with your essential financial goals. Whatever your long-range needs may be - money for a child's education, funding a comfortable retirement, or some other cherished objective - those needs remain in place no matter what the market may do this week or next month. For that reason, it makes sense to focus your investment strategy beyond interim ups and downs.

Mid-year is a good time to talk to your financial representative to review what has been happening and to make sure your strategy is intact. Part of that discussion should be devoted to your portfolio's diversification. Do you have a blend of stocks and bonds that you are comfortable with and that can help you meet your goals? Or is it time to make adjustments? Be sure to include your IRAs and other retirement vehicles when you evaluate your overall portfolio.

I hope you will take time to read the following discussion with Kenneth J. Taubes, co-head of Pioneer's fixed-income team. It's an excellent way to understand Pioneer Bond Fund's performance during the last year and to learn about expectations for the months ahead. If you have questions or would like more information about your fund, visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.
Chairman and President

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/00
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

U.S. Government and Agency    29.1%
AAA                            2.3%
AA                             9.3%
A                             24.0%
BBB                           17.6%
BB                             7.5%
B and lower                   10.0%
Other                          0.2%

[END PLOT POINTS]

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[PIE CHART PLOT POINTS]

0-1 Years       0.3%
1-3 Years      14.1%
3-4 Years      15.7%
4-6 Years      39.9%
6-8 Years      16.4%
8+ Years       13.6%

[END PLOT POINTS]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1. Government National Mortgage Association, 7.0%, 1/15/30       3.91%
  2. U.S. Treasury Bonds, 8.0%, 11/15/21                           2.53
  3. U.S. Treasury Bonds, 7.5%, 11/15/16                           2.36
  4. Government National Mortgage Association, 7.5%, 2/15/30       2.35
  5. Ford Capital BV, 9.5%, 6/1/10                                 2.33
  6. Government National Mortgage Association, 7.0%, 8/15/29       2.29
  7. Government National Mortgage Association, 8.0%, 11/15/29      2.06
  8. Government National Mortgage Association, 7.0%, 7/15/29       1.82
  9. American General Finance Corp., 8.125%, 8/15/09               1.76
 10. Government National Mortgage Association I, 8.0%, 5/15/30     1.68

Fund holdings will vary for other periods.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  6/30/00         6/30/99
                            $8.47           $8.94

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/99 - 6/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.577              -                     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.

  Average Annual Total Returns
  (As of June 30, 2000)

             Net Asset     Public Offering
  Period       Value           Price*
  10 Years    6.87%           6.38%
  5 Years     4.70            3.75
  1 Year      1.30           -3.25

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[BAR CHART PLOT POINTS]

Growth of $10,000

                                    Lehman Brothers
                Pioneer             Government/Corporate
                Bond Fund*          Bond Index
6/90             9550               10000
6/91            10518               11020
                11888               12580
                13394               14235
6/94            13226               14028
                14745               15820
                15337               16555
6/97            16424               17836
                18073               19849
                17317               20386
6/00            18555               21263

[END PLOT POINTS]

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  6/30/00         6/30/99
                            $8.44           $8.91

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/99 - 6/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.507              -                     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.

   Average Annual Total Returns
   (As of June 30, 2000)

                   If          If
  Period          Held      Redeemed*
  Life-of-Fund   4.64%       4.64%
  (4/4/94)
  5 Years        3.88        3.72
  1 Year         0.48       -3.31

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[BAR CHART PLOT POINTS]

Growth of $10,000+

                                    Lehman Brothers
                Pioneer             Government/Corporate
                Bond Fund*          Bond Index
4/94            10000               10000
6/94             9896                9958
                 9906               10044
                10942               11229
                11600               11977
6/96            11286               11752
                11729               12325
                11990               12663
                12713               13527
6/98            13095               14091
                13579               14809
                13170               14471
                13056               14491
6/00            13233               15096

[END PLOT POINTS]

+ Index comparison begins 4/30/94. The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/00                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  6/30/00         6/30/99
                            $8.46           $8.89

 Distributions per Share    Income          Short-Term          Long-Term
 (6/30/99 - 6/30/00)        Dividends       Capital Gains       Capital Gains
                            $0.457              -                     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Corporate Bond Index.

   Average Annual Total Returns
   (As of June 30, 2000)

                   If           If
  Period          Held      Redeemed*
  Life-of-Fund   2.89%      2.87%
  (1/31/96)
  1 Year         0.36       0.36

* Assumes reinvestment of distributions. A 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[BAR CHART PLOT POINTS]

Growth of $10,000

                                     Lehman Brothers
                Pioneer              Government/Corporate
                Bond Fund*           Bond Index
1/96            10000                10000
                 9679                 9706
                 9700                 9750
                 9831                 9922
                10081                10225
                 9971                10137
6/97            10294                10505
                10607                10873
                10904                11222
                11024                11393
                11233                11691
                11700                12269
12/98           11653                12286
                11515                12139
                11300                12007
                11277                12071
                11179                12022
                11246                12345
6/00            11341                12523

[END PLOT POINTS]

The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains over 5,000 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00
--------------------------------------------------------------------------------

Extraordinarily strong economic growth and the U.S. Federal Reserve Board's efforts to restrain this growth and limit inflation dominated the fixed income market in the United States during the 12 months ended June 30, 2000. In the following discussion, Kenneth J. Taubes details the factors that influenced your Fund's performance during the fiscal year. Mr. Taubes, co-head of Pioneer's fixed income group, oversees the team responsible for the daily management of Pioneer Bond Fund.

Q: Pioneer Bond Fund achieved positive returns during a period of rising interest rates and falling prices for most types of fixed income investments. What factors most affected performance?

A: The Fund's holdings in long-term Treasury bonds and other types of high-quality long-term investments helped performance. However, corporate bonds in general, especially high yield bonds, lagged Treasuries in performance and detracted from Fund returns. Overall, the Fund's competitive yield overcame price losses to result in positive total returns. On June 30, 2000, the Fund's 30-day SEC yield on Class A shares was 6.83%, an increase from the 6.57% yield on December 31, 1999 and substantially higher than the 5.63% yield a year earlier. For the 12-month period, Class A shares returned 1.30%, Class B shares returned 0.48% and Class C shares had a total return of 0.36%, all at net asset value. In comparison, the average return for the same period of the 173 funds in Lipper, Inc.'s Corporate Debt A-rated category was 2.78%. (Lipper is an independent company that tracks mutual fund performance.)

Q: Especially in the final six months of the period, U.S. Treasuries seemed to gain in price even as most corporate securities lost value. What contributed to this environment?

A: The main factors were the strong economy and the reactions to this strength. We had high rates of Gross Domestic Product (GDP) growth and falling unemployment rates. The Federal Reserve Board became increasingly concerned that the growth rates were unsustainable and could drive up the costs of resources, increasing inflationary pressures. Starting in June 1999, the Fed raised short-term interest rates six different times, by a total of 1.75%. However, during the final six months of the fiscal

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     period, the strong economy resulted in a rising revenue flow to the federal government, which was able to reduce debt by buying back higher-coupon, long-term Treasury bonds. This resulted in rising prices and declining interest rates for both intermediate- and long-term Treasury obligations. As a consequence, the yields on longer-term Treasury obligations actually fell below those of shorter-term government notes. Investors in fixed income securities call this an inversion of the yield curve. Under most conditions the yield curve is characterized by higher yields for longer-maturity securities. While long-term Treasuries rallied, corporate bonds presented a much different situation. Lower credit quality securities in general underperformed Treasuries as investors feared that economic growth would eventually slow and undermine the financial health of companies issuing bonds. Corporate securities, especially high-yielding, lower quality bonds, fell in price and their yields rose. The difference - or spread - between the yields of corporate securities and government securities grew wider and corporate bonds underperformed government bonds of comparable maturities. While investment grade corporate securities also underperformed Treasuries, they still performed better than higher yielding, lower quality bonds. Mortgage securities did better than investment grade corporate bonds, although not as well as Treasuries.

Q:   Did you make any changes in strategy during this period?

A: As the end of the fiscal year approached, the spread widening - or growing difference in yields between Treasuries and non-Treasuries - resulted in extremely attractive yields in the corporate sector, especially the high yield sector. Believing that high yield securities offered very good value after two years of underperformance, we increased our allocation to this sector close to our mandated maximum of 20% of total assets. We did this by redeploying assets, principally from mortgage securities that had been performing well for the Fund. We invested where we saw the greatest relative value at current prices. For the same reason, we also invested in more intermediate-term securities, which had been underperforming. This resulted in a lower average maturity and lower duration for the Fund, which we thought made sense in a period following a rally in long-term Treasuries.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/00                              (continued)
--------------------------------------------------------------------------------

Q:   What is your outlook?

A: During the closing months of the last fiscal year, we saw some signs that economic growth was beginning to cool down in the United States. Growth in consumer spending was lower, and the manufacturing sector was beginning to slow. Investors in the bond market are beginning to think that the Fed Board may be approaching the end of its series of interest-rate hikes, although some further rate increases certainly are possible. While we don't think the economy will slow dramatically, we do think growth will become more moderate, providing a better opportunity for a decline in interest rates later in the current fiscal year.

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00
--------------------------------------------------------------------------------

               S&P's/Moody's
Principal      Ratings
Amount         (unaudited)                                                       Value
                              CONVERTIBLE CORPORATE BONDS - 1.0%
$  800,000     B+/B1          Mascotech, Inc., 4.5%, 12/15/03               $  604,000
 1,007,000     BB-/B2         Pogo Producing Co., 5.5%, 6/15/06                840,261
                                                                            ----------
                              Total Convertible Corporate Bonds             $1,444,261
                                                                            ----------
                              (Cost $1,468,178)
                              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
   847,697     AAA/Aaa        Prudential Securities Secured Financing
                              Co., Series 1999-NRF1 A1, 6.074%,
                              1/15/08                                       $  803,325
 1,000,000     AAA/Aaa        Prudential Securities Secured Financing
                              Co., Series 1999-NRF1 A1, 6.48%,
                              1/15/09                                          934,375
     8,164     AAA/Aaa        Resolution Trust Corp., Series 1992-5A6,
                              9.24%, 5/25/26                                     8,123
                                                                            ----------
                              Total Collateralized Mortgage Obligations     $1,745,823
                                                                            ----------
                              (Cost $1,875,231)
                              CORPORATE BONDS - 66.4%
                              Basic Materials - 4.1%
                              Chemicals (Diversified) - 0.7%
 1,000,000     B+/B2          Huntsman ICI Chemicals, 10.125%,
                              7/1/09                                        $1,005,000
                                                                            ----------
                              Chemicals (Specialty) - 0.6%
 1,000,000     BB/Ba2         Arco Chemical Co., 9.8%, 2/1/20               $  910,000
                                                                            ----------
                              Iron & Steel - 2.0%
 1,000,000     AA-/A1         Nucor Corp., 6.0%, 1/1/09 (144A)              $  880,880
 2,000,000     BBB-/Baa2      USX Corp., 8.125%, 7/15/23                     1,988,900
                                                                            ----------
                                                                            $2,869,780
                                                                            ----------
                              Metals Mining - 0.1%
 1,000,000     CC/Ca          AEI Resources, Inc., 11.5%, 12/15/06
                              (144A)                                        $  100,000
                                                                            ----------
                              Paper & Forest Products - 0.7%
 1,000,000     A-/A3          Mead Corp., 8.125%, 2/1/23                    $  957,850
                                                                            ----------
                              Total Basic Materials                         $5,842,630
                                                                            ----------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

               S&P's/Moody's
Principal      Ratings
Amount         (unaudited)                                                       Value
                              Capital Goods - 1.4%
                              Engineering & Construction - 0.6%
$  895,000     B+/B2          Metromedia Fiber Network Inc., 10.0%,
                              11/15/08                                      $  886,050
                                                                            ----------
                              Waste Management - 0.8%
 1,000,000     B+/B2          Azurix Corp., 10.375%, 2/15/07 (144A)         $  965,000
   300,000     BB-/Ba3        Browning-Ferris Industries, Inc., 6.375%,
                              1/15/08                                          234,000
                                                                            ----------
                                                                            $1,199,000
                                                                            ----------
                              Total Capital Goods                           $2,085,050
                                                                            ----------
                              Communication Services - 2.0%
                              Cellular/Wireless Telecommunications - 1.3%
 1,000,000     B/B3           Crown Castle International Corp., 9.0%,
                              5/15/11                                       $  920,000
 1,000,000     B/B2           NEXTLINK Communications, Inc., 10.75%,
                              6/1/09                                           987,500
                                                                            ----------
                                                                            $1,907,500
                                                                            ----------
                              Telecommunications (Long Distance) - 0.7%
 1,000,000     AA-/A1         AT&T Corp., 8.125%, 1/15/22                   $  968,120
                                                                            ----------
                              Total Communication Services                  $2,875,620
                                                                            ----------
                              Consumer Cyclicals - 6.6%
                              Automobiles - 1.6%
 2,000,000     A/A2           General Motors Corp., 9.4%, 7/15/21           $2,276,280
                                                                            ----------
                              Building Materials - 1.0%
   750,000     B/B2           NCI Building Systems, Inc., 9.25%, 5/1/09     $  705,000
   750,000     B+/B1          Nortek Inc., 9.125%, 9/1/07                      695,625
                                                                            ----------
                                                                            $1,400,625
                                                                            ----------
                              Hardware & Tools - 0.3%
   500,000     B+/B1          Scott's Corp., 8.625%, 1/15/09 (144A)         $  475,000
                                                                            ----------
                              Homebuilding - 0.2%
   370,000     BB+/Ba2        Toll Corp, 8.125%, 2/1/09                     $  333,000
                                                                            ----------
                              Publishing (Newspapers) - 1.1%
 1,500,000     BBB-/Baa3      News America Holdings, Inc., 10.125%,
                              10/15/12                                      $1,615,350
                                                                            ----------


10 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                          Value
                               Retail - 1.5%
$1,000,000      AA/Aa2         Wal-Mart Stores, Inc., 8.62%, 1/1/10            $ 1,056,680
 1,000,000      AA/Aa2         Wal-Mart Stores, Inc., 8.5%, 9/15/24              1,045,390
                                                                               -----------
                                                                               $ 2,102,070
                                                                               -----------
                               Services (Commerical & Consumer) - 0.2%
 1,100,000      BBB/Baa3       Laidlaw Inc., 7.65%, 5/15/06                    $   275,000
                                                                               -----------
                               Textiles (Apparel) - 0.7%
 1,000,000      BBB-/Baa2      Jones Apparel Group, Inc., 7.875%,
                               6/15/06                                         $   973,000
                                                                               -----------
                               Total Consumer Cyclicals                        $ 9,450,325
                                                                               -----------
                               Consumer Staples - 10.1%
                               Broadcasting (Television/Radio/Cable) - 5.7%
 1,000,000      BBB-/Baa2      British Sky Broadcasting Corp., 8.2%,
                               7/15/09                                         $   940,870
 1,000,000      B+/B2          Charter Communications Holdings LLC,
                               8.25%, 4/1/07                                       885,000
 2,200,000      BBB/Baa3       Continental Cablevision, Inc., 9.5%, 8/1/13       2,399,738
 1,500,000      BBB+/Baa1      Cox Enterprises, 7.375%, 6/15/09
                               (144A)                                            1,406,610
 1,040,000      B/B2           Echostar DBS Corp., 9.25%, 2/1/06                 1,008,800
 1,250,000      AA-/Ba1        Tele-Communications, Inc., 10.125%,
                               4/15/22                                           1,506,950
                                                                               -----------
                                                                               $ 8,147,968
                                                                               -----------
                               Distributors (Food & Health) - 1.7%
   500,000      B-/B3          Fisher Scientific International Inc., 9.0%,
                               2/1/08                                          $   463,750
 1,000,000      BBB+/Baa1      SUPERVALU Inc., 8.875%, 11/15/22                    992,750
 1,000,000      B/B2           Wesco Distribution Inc., 9.125%, 6/1/08             915,000
                                                                               -----------
                                                                               $ 2,371,500
                                                                               -----------
                               Entertainment - 2.2%
 1,000,000      B-/B3          Premier Parks, Inc., 9.75%, 6/15/07             $   965,000
 2,000,000      BBB/Baa3       Time Warner Inc., 9.15%, 2/1/23                   2,187,460
                                                                               -----------
                                                                               $ 3,152,460
                                                                               -----------
                               Household Products (Non-Durables) - 0.5%
   750,000      B2/B           Playtex Family Products, Inc., 9.0%,
                               12/15/03                                        $   727,500
                                                                               -----------
                               Total Consumer Staples                          $14,399,428
                                                                               -----------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                        Value
                               Energy - 9.3%
                               Oil (Domestic Integrated) - 1.5%
$2,000,000      A-/A3          Phillips Petroleum Co., 9.18%, 9/15/21        $ 2,066,400
                                                                             -----------
                               Oil (International Integrated) - 2.0%
 1,580,000      AA+/Aa2        Imperial Oil Ltd., 8.75%, 10/15/19            $ 1,633,293
 1,200,000      A+/A1          Texaco Capital Corp., 8.25%, 10/1/06            1,249,848
                                                                             -----------
                                                                             $ 2,883,141
                                                                             -----------
                               Oil & Gas (Drilling & Equipment) - 2.3%
 1,500,000      A-/A3          Nabors Industries Inc., 6.8%, 4/15/04         $ 1,450,575
   750,000      B+/B1          Parker Drilling Co., 9.75%, 11/15/06              723,750
 1,000,000      BB-/Ba3        RBF Finance Co., 11.0%, 3/15/06                 1,075,000
                                                                             -----------
                                                                             $ 3,249,325
                                                                             -----------
                               Oil & Gas (Production/Exploration) - 2.8%
 1,000,000      BB/Ba2         EOTT Energy Partners L.P., 11.0%, 10/1/09     $ 1,010,000
 2,000,000      BB-/Ba2        Gulf Canada Resources Ltd., 9.625%,
                               7/1/05                                          2,044,680
   975,000      BB+/Ba1        Santa Fe Snyder Corp., 8.05%, 6/15/04             965,182
                                                                             -----------
                                                                             $ 4,019,862
                                                                             -----------
                               Oil & Gas (Refining & Marketing) - 0.7%
 1,000,000      BBB/Baa2       Ashland Oil Co., 8.8%, 11/15/12               $ 1,029,670
                                                                             -----------
                               Total Energy                                  $13,248,398
                                                                             -----------
                               Financial - 18.4%
                               Banks (Major Regional) - 3.6%
 1,000,000      AA-/Aa3        Barclays North America Capital Corp.,
                               9.75%, 5/15/21                                $ 1,067,930
 1,550,000      A-/A2          Corestates Capital Corp., 9.375%,
                               4/15/03                                         1,605,258
 2,000,000      A+/A2          Mellon Bank NA, 7.375%, 5/15/07                 1,952,440
   500,000      A/A1           Republic New York Corp., 9.3%, 6/1/21             544,505
                                                                             -----------
                                                                             $ 5,170,133
                                                                             -----------
                               Banks (Money Center) - 0.7%
 1,000,000      AA-/Aa3        National Westminster Bancorp, Inc.,
                               9.375%, 11/15/03                              $ 1,062,490
                                                                             -----------
                               Banks (Regional) - 1.4%
 2,000,000      A+/A1          Bank of Montreal, 7.8%, 4/1/07                $ 2,009,260
                                                                             -----------


12 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                       Value
                               Consumer Finance - 3.0%
$1,000,000      BB+/Baa3       Capital One Financial Corp., 7.125%,
                               8/1/08                                       $   901,000
 3,000,000      A+/A1          Ford Capital BV, 9.5%, 6/1/10                  3,336,660
                                                                            -----------
                                                                            $ 4,237,660
                                                                            -----------
                               Financial (Diversified) - 6.8%
 2,500,000      A+/A2          American General Finance Corp., 8.125%,
                               8/15/09                                      $ 2,513,675
 1,100,000      A+/A1          Associates Corp., 8.15%, 8/1/09                1,105,005
 1,000,000      BBB+/Baa1      AvalonBay Communities Inc., 6.8%,
                               7/15/06                                          933,510
 1,000,000      BBB-/Baa3      Colonial Realty L.P., 1.0%, 7/14/07              898,610
 1,500,000      A/A3           Deere (John) Capital Corp., 8.625%,
                               8/1/19                                         1,469,400
 1,500,000      A-/A3          Hertz Corp., 6.25%, 3/15/09                    1,352,625
 1,500,000      BBB/Baa3       Mack-Cali Realty, 7.25%, 3/15/9                1,360,755
                                                                            -----------
                                                                            $ 9,633,580
                                                                            -----------
                               Insurance (Property/Casualty) - 2.9%
 1,500,000      AAA/Aa1        GEICO Corp., 9.15%, 9/15/21                  $ 1,584,360
 1,535,000      AA/Aa2         National Re Corp., 8.85%, 1/15/59              1,598,979
 1,000,000      BBB+/Baa1      W.R. Berkley, 8.7%, 1/1/22                       938,600
                                                                            -----------
                                                                            $ 4,121,939
                                                                            -----------
                               Total Financial                              $26,235,062
                                                                            -----------
                               Healthcare - 3.9%
                               Healthcare (Diversified) - 0.9%
 1,175,000      B/B3           King Pharmaceutical Inc., 10.75%,
                               2/15/09                                      $ 1,216,125
                                                                            -----------
                               Healthcare (Hospital Management) - 0.8%
   375,000      BB+/Ba2        Columbia/HCA Healthcare Corp., 7.25%,
                               5/20/08                                      $   334,478
 1,000,000      BB-/Ba3        Tenet Healthcare Corp., 8.125%, 12/1/08          920,000
                                                                            -----------
                                                                            $ 1,254,478
                                                                            -----------
                               Healthcare (Medical Products/Supplies) - 2.2%
 1,070,000      BB+/Ba1        Beckman Instruments, Inc., 7.05%, 6/1/26     $ 1,002,579
   750,000      NR/NR          Bio-Rad Labs Inc., 11.625%, 2/15/07              772,500


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

                S&P's/Moody's
Principal       Ratings
Amount          (unaudited)                                                      Value
                               Healthcare (Medical Products/Supplies) - (continued)
$1,500,000      A-/Baa1        Guidant Corp., 6.15%, 2/15/06               $ 1,392,150
                                                                           -----------
                                                                           $ 3,167,229
                                                                           -----------
                               Total Healthcare                            $ 5,637,832
                                                                           -----------
                               Technology - 0.6%
                               Computers (Hardware) - 0.6%
   900,000      BBB+/Baa1      Sun Microsystems Inc., 7.65%, 8/15/09       $   891,954
                                                                           -----------
                               Total Technology                            $   891,954
                                                                           -----------
                               Transportation - 5.9%
                               Airfreight - 1.5%
 2,000,000      BBB+/A3        Federal Express Corp., 8.4%, 3/23/10        $ 2,067,180
                                                                           -----------
                               Airlines - 3.7%
 1,481,649      BBB/A2         American Airlines, Inc., 9.71%, 1/2/07      $ 1,579,838
 1,000,000      BB/Ba2         Northwest Airlines, Inc., 8.52%, 4/7/04         931,770
 1,876,673      A/A1           Southwest Airlines Co., 7.67%, 1/2/14         1,884,968
 1,000,000      BB+/Baa3       United Air Lines, Inc., 9.125%, 1/15/12         935,900
                                                                           -----------
                                                                           $ 5,332,476
                                                                           -----------
                               Railroads - 0.7%
 1,000,000      BBB+/Baa1      Norfolk Southern Corp., 9.0%, 3/1/21        $ 1,068,570
                                                                           -----------
                               Total Transportation                        $ 8,468,226
                                                                           -----------
                               Utilities - 4.1%
                               Electric Companies - 1.4%
 1,000,000      BBB-/Baa3      Great Lakes Power Inc., 8.3%, 3/1/05        $   987,770
 1,000,000      A/A2           Virginia Electric and Power Co., 8.75%,
                               4/1/21                                        1,029,040
                                                                           -----------
                                                                           $ 2,016,810
                                                                           -----------
                               Natural Gas - 2.7%
 1,000,000      BBB-/Baa2      KN Energy Inc., 6.45%, 11/30/01             $   983,510
 1,000,000      A-/Baa1        Northern Natural Gas, 7.0%, 6/1/11
                               (144A)                                          943,470
 1,000,000      A/A2           Oneok, Inc., 6.0%, 2/1/09                       876,060
 1,000,000      BBB/Baa2       Sonat Inc., 7.625%, 7/15/11                     976,610
                                                                           -----------
                                                                           $ 3,779,650
                                                                           -----------
                               Total Utilities                             $ 5,796,460
                                                                           -----------
                               Total Corporate Bonds
                               (Cost $101,261,252)                         $94,930,985
                                                                           -----------


14 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                             Value
               U.S. GOVERNMENT AND AGENCY
               OBLIGATIONS - 29.5%
$   12,930     Federal Home Loan Mortgage Corp.,
               10.0%, 11/1/02                                 $   13,041
    25,501     Federal Home Loan Mortgage Corp.,
               10.5%, 4/1/19                                      27,323
    32,862     Federal Home Loan Mortgage Corp.,
               REMIC Series 1988-24B, 9.5%, 1/15/05               33,517
   118,142     Federal National Mortgage Association,
               11.0%, 6/1/19                                     129,164
    27,953     Federal National Mortgage Association,
               10.0%, 7/1/19                                      29,547
   169,717     Federal National Mortgage Association,
               REMIC 1989-19A, 10.3%, 4/25/19                    179,837
     7,751     Federal National Mortgage Association,
               REMIC 1989-19B, 10.3%, 4/25/19                      8,439
    21,024     Government National Mortgage Association,
               9.5%, 5/15/20                                      21,851
   193,966     Government National Mortgage Association,
               10.0%, 1/15/18 to 7/15/20                         205,012
 8,441,987     Government National Mortgage Association,
               8.0%, 11/15/29 to 1/15/30                       8,537,465
 9,316,210     Government National Mortgage Association,
               7.5%, 5/15/27 to 2/15/30                        9,254,545
 8,680,904     Government National Mortgage Association,
               7.0%, 7/15/29 to 12/15/30                       8,447,293
    66,619     Government National Mortgage Association I,
               10.0%, 1/15/06                                     67,862
 2,398,325     Government National Mortgage Association I,
               8.0%, 5/15/30                                   2,425,450
    30,038     Government National Mortgage Association II,
               9.5%, 12/20/20                                     31,003
    27,514     Government National Mortgage Association,
               Midget, 10.0%, 5/15/04                             28,035
 1,500,000     Government National Mortgage Association,
               REMIC Series 1998-21, 6.5%, 10/20/11            1,429,125
 3,000,000     U.S. Treasury Bonds, 7.5%, 11/15/16             3,380,550
 3,000,000     U.S. Treasury Bonds, 8.0%, 11/15/21             3,619,560


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/00                                      (continued)
--------------------------------------------------------------------------------

               S&P's/Moody's
Principal      Ratings
Amount         (unaudited)                                                     Value
                              U.S. Government and Agency
                              Obligations - (continued)
$  400,000                    U.S. Treasury Notes, 6.375%, 9/30/01      $    399,436
 1,000,000                    U.S. Treasury Notes, 5.875%, 11/15/04          985,700
 2,000,000                    U.S. Treasury Notes, 7.0%, 7/15/06           2,073,280
   750,000                    U.S. Treasury Notes, 6.25%, 8/15/23            754,545
                                                                        ------------
                              Total U.S. Government and
                              Agency Obligations
                              (Cost $41,831,247)                        $ 42,081,580
                                                                        ------------
                              FOREIGN GOVERNMENT SPONSORED - 1.9%
 1,500,000     A+/A2          Hydro-Quebec, 8.0%, 2/1/13                $  1,565,595
 1,000,000     A/A2           Province of Saskatchewan, 9.375%,
                              12/15/20                                     1,180,460
                                                                        ------------
                              Total Foreign Government Sponsored
                              (Cost $2,740,700)                         $  2,746,055
                                                                        ------------
                              TOTAL INVESTMENT IN SECURITIES - 100.0%
                              (Cost $149,176,608) (a)(b)                $142,948,704
                                                                        ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2000, the value of these securities amounted to $4,770,960 or 3.3% of total net assets.

(a) At June 30, 2000, the net unrealized loss on investments, based on cost for federal income tax purposes of $149,355,671 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $   778,859

    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                      (7,185,826)
                                                                    -----------
    Net unrealized loss                                             $(6,406,967)
                                                                    ===========

(b) At June 30, 2000, the Fund had a net capital loss carryforward of $6,644,799 which will expire between 2003 and 2008 if not utilized.

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) and Federal National Mortgage Association (FNMA) are interests in separate pools of mortgages. All separate investments in these issuers which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

      Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2000 were as follows:

                                    Purchases          Sales
                                   -----------      ------------
    Long-term U.S. Government      $76,112,571      $108,438,303
    Other Long-term Securities      23,284,284        22,376,772


16 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/00
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $149,176,608)     $142,948,704
  Cash                                                            494,315
  Receivables -
   Fund shares sold                                               404,989
   Interest                                                     2,887,327
  Other                                                               477
                                                             ------------
    Total assets                                             $146,735,812
                                                             ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                   $    389,747
   Dividends                                                      208,957
  Due to affiliates                                               142,183
  Accrued expenses                                                113,160
                                                             ------------
    Total liabilities                                        $    854,047
                                                             ------------
NET ASSETS:
  Paid-in capital                                            $162,604,600
  Accumulated undistributed net investment income                  55,980
  Accumulated net realized loss on investments                (10,550,911)
  Net unrealized loss on investments                           (6,227,904)
                                                             ------------
    Total net assets                                         $145,881,765
                                                             ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $102,348,683/12,077,569 shares)          $       8.47
                                                             ============
  Class B (based on $37,268,744/4,413,872 shares)            $       8.44
                                                             ============
  Class C (based on $6,264,338/740,876 shares)               $       8.46
                                                             ============

MAXIMUM OFFERING PRICE:
  Class A                                                    $       8.87
                                                             ============


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 6/30/00

INVESTMENT INCOME:
  Interest                                                                 $13,264,833
                                                                           -----------
EXPENSES:
  Management fees                                            $844,331
  Transfer agent fees
   Class A                                                    294,305
   Class B                                                    160,089
   Class C                                                     55,266
  Distribution fees
   Class A                                                    292,375
   Class B                                                    433,236
   Class C                                                     85,925
  Administrative fees                                          44,975
  Custodian fees                                               43,314
  Registration fees                                            42,889
  Professional fees                                            84,396
  Printing                                                     42,644
  Fees and expenses of nonaffiliated trustees                  25,432
  Miscellaneous                                                 9,495
                                                             --------
    Total expenses                                                         $ 2,458,672
    Less fees paid indirectly                                                  (39,376)
                                                                           -----------
    Net expenses                                                           $ 2,419,296
                                                                           -----------
     Net investment income                                                 $10,845,537
                                                                           -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments                                        $(6,904,742)
   Change in net unrealized loss on investments                             (2,601,649)
                                                                           -----------
    Net loss on investments                                                $(9,506,391)
                                                                           -----------
    Net increase in net assets resulting from operations                   $ 1,339,146
                                                                           ===========


18 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 6/30/00 and 6/30/99

                                                          Year Ended         Year Ended
FROM OPERATIONS:                                            6/30/00
    6/30/99
Net investment income                                    $ 10,845,537       $ 10,582,259
Net realized gain (loss) on investments                    (6,904,742)           937,466
Change in net unrealized gain or loss on investments       (2,601,649)       (10,260,323)
                                                         ------------       ------------
 Net increase in net assets resulting
   from operations                                       $  1,339,146       $  1,259,402
                                                         ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.58 and $0.56 per share, respectively)       $ (7,812,946)      $ (7,701,473)
 Class B ($0.51 and $0.48 per share, respectively)         (2,547,821)        (2,283,992)
 Class C ($0.46 and $0.48 per share, respectively)           (456,721)          (599,723)
                                                         ------------       ------------
    Total distributions to shareholders                  $(10,817,488)      $(10,585,188)
                                                         ------------       ------------
FROM FUND SHARE TRANSACTION
Net proceeds from sale of shares                         $ 90,338,479       $220,458,929
Reinvestment of distributions                               8,109,094          7,689,631
Cost of shares repurchased                               (132,759,583)      (182,879,191)
                                                         ------------       ------------
 Net increase (decrease) in net assets resulting
    from fund share transactions                         $(34,312,010)      $ 45,269,369
                                                         ------------       ------------
 Net increase (decrease) in net assets                   $(43,790,352)      $ 35,943,583
NET ASSETS:
Beginning of year                                         189,672,117        153,728,534
                                                         ------------       ------------
End of year (including accumulated undistributed net
  investment income of $55,980 and $12,118,
  respectively)                                          $145,881,765       $189,672,117
                                                         ============       ============

CLASS A                              '00 Shares       '00 Amount           '99 Shares       '99 Amount
Shares sold                            6,961,511     $ 59,973,090           16,837,950     $157,202,981
Reinvestment of distributions            710,968        6,121,497              638,020        5,941,487
Less shares repurchased              (10,081,538)     (86,763,886)         (15,191,420)    (141,713,341)
                                     -----------     ------------          -----------     ------------
  Net increase (decrease)             (2,409,059)    $(20,669,299)           2,284,550     $ 21,431,127
                                     -----------     ------------          -----------     ------------
CLASS B
Shares sold                            1,752,374     $ 15,137,966            4,694,027     $ 43,795,349
Reinvestment of distributions            195,908        1,681,866              160,668        1,489,392
Less shares repurchased               (3,126,491)     (26,892,331)          (2,573,656)     (23,845,332)
                                     -----------     ------------          -----------     ------------
  Net increase (decrease)             (1,178,209)    $(10,072,499)           2,281,039     $ 21,439,409
                                     -----------     ------------          -----------     ------------
CLASS C
Shares sold                            1,740,006     $ 15,227,423            2,092,821     $ 19,460,599
Reinvestment of distributions             35,624          305,731               27,934          258,752
Less shares repurchased               (2,200,860)     (19,103,366)          (1,869,099)     (17,320,518)
                                     -----------     ------------          -----------     ------------
Net increase (decrease)                 (425,230)    $ (3,570,212)             251,656     $  2,398,833
                                     -----------     ------------          -----------     ------------


   The accompanying notes are an integral part of these financial statements. 19

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                             6/30/00      6/30/99      6/30/98      6/30/97     6/30/96
CLASS A
Net asset value, beginning of year                          $   8.94     $   9.37     $   9.07     $  9.08     $   9.35
                                                            --------     --------     --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.58     $   0.56     $   0.59     $  0.63     $   0.64
 Net realized and unrealized gain (loss) on investments        (0.47)       (0.43)        0.30       (0.01)       (0.27)
                                                            --------     --------     --------     -------     --------
  Net increase from investment operations                   $   0.11     $   0.13     $   0.89     $  0.62     $   0.37
Distributions to shareholders:
 Net investment income                                         (0.58)       (0.56)       (0.59)      (0.63)       (0.64)
                                                            --------     --------     --------     -------     --------
Net increase (decrease) in net asset value                  $  (0.47)    $  (0.43)    $   0.30     $ (0.01)    $  (0.27)
                                                            --------     --------     --------     -------     --------
Net asset value, end of year                                $   8.47     $   8.94     $   9.37     $  9.07     $   9.08
                                                            ========     ========     ========     =======     ========
Total return*                                                   1.30%        1.35%       10.04%       7.09%        4.02%
Ratio of net expenses to average net assets+                    1.18%        1.04%        1.18%       1.14%        1.19%
Ratio of net investment income to average net assets+           6.68%        6.01%        6.34%       6.97%        6.80%
Portfolio turnover rate                                           60%          46%          44%         48%          39%
Net assets, end of year (in thousands)                      $102,349     $129,487     $114,326     $98,310     $101,957
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.15%        1.02%        1.17%       1.12%        1.18%
 Net investment income                                          6.71%        6.03%        6.35%       6.99%        6.81%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                             6/30/00      6/30/99      6/30/98      6/30/97     6/30/96
CLASS B
Net asset value, beginning of year                          $  8.91      $  9.33      $  9.03      $  9.02      $  9.31
                                                            -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.50      $  0.48      $  0.51      $  0.56      $  0.57
 Net realized and unrealized gain (loss) on investments       (0.46)       (0.42)        0.31        (0.01)       (0.28)
                                                            -------      -------      -------      -------      -------
  Net increase from investment operations                   $  0.04      $  0.06      $  0.82      $  0.55      $  0.29
Distributions to shareholders:
 Net investment income                                        (0.51)       (0.48)       (0.52)       (0.54)       (0.57)
 In excess of net investment income                               -            -            -            -        (0.01)
                                                            -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.47)     $ (0.42)     $  0.30      $  0.01      $ (0.29)
                                                            -------      -------      -------      -------      -------
Net asset value, end of year                                $  8.44      $  8.91      $  9.33      $  9.03      $  9.02
                                                            =======      =======      =======      =======      =======
Total return*                                                  0.48%        0.57%        9.21%        6.24%        3.15%
Ratio of net expenses to average net assets+                   2.05%        1.86%        1.98%        1.97%        1.96%
Ratio of net investment income to average net assets+          5.81%        5.18%        5.52%        6.12%        6.01%
Portfolio turnover rate                                          60%          46%          44%          48%          39%
Net assets, end of year (in thousands)                      $37,269      $49,816      $30,888      $20,104      $14,843
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.03%        1.83%        1.97%        1.96%        1.94%
 Net investment income                                         5.83%        5.21%        5.53%        6.13%        6.03%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/00
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended    1/31/96 to
                                                             6/30/00      6/30/99      6/30/98      6/30/97       6/30/96
CLASS C
Net asset value, beginning of period                         $ 8.89      $  9.31       $ 9.02       $ 9.02        $ 9.54
                                                             ------      -------       ------       ------        ------
Increase (decrease) from investment operations:
 Net investment income                                       $ 0.48      $  0.48       $ 0.52       $ 0.54        $ 0.23
 Net realized and unrealized gain (loss) on investments       (0.45)       (0.42)        0.29            -         (0.52)
                                                             -------     -------       ------       ------        ------
  Net increase (decrease) from investment operations         $ 0.03      $  0.06       $ 0.81       $ 0.54        $(0.29)
Distributions to shareholders:
 Net investment income                                        (0.46)       (0.48)       (0.52)       (0.54)        (0.22)
 In excess of net investment income                               -            -            -            -         (0.01)
                                                             ------      -------       ------       ------        ------
Net increase (decrease) in net asset value                   $(0.43)     $ (0.42)      $ 0.29       $    -        $(0.52)
                                                             ------      -------       ------       ------        ------
Net asset value, end of period                               $ 8.46      $  8.89       $ 9.31       $ 9.02        $ 9.02
                                                             ======      =======       ======       ======        ======
Total return*                                                  0.36%        0.60%        9.12%        6.13%        (3.00)%
Ratio of net expenses to average net assets+                   2.32%        1.86%        1.90%        2.05%         2.18%**
Ratio of net investment income to average net assets+          5.53%        5.17%        5.58%        5.83%         5.79%**
Portfolio turnover rate                                          60%          46%          44%          48%           39%
Net assets, end of period (in thousands)                     $6,264      $10,369       $8,515       $4,588        $  343
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.30%        1.83%        1.89%        1.92%         2.13%**
 Net investment income                                         5.55%        5.20%        5.59%        5.96%         5.84%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
 +   Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00                                (continued)
--------------------------------------------------------------------------------

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

     At June 30, 2000, the Fund has reclassified $15,813 from accumulated net realized loss on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $20,714 in underwriting commissions on the sale of fund shares for the year ended June 30, 2000.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2000, $63,758 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $31,736 in transfer agent fees payable to PSC at June 30, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $46,689 in distribution fees payable to PFD at June 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/00                                (continued)
--------------------------------------------------------------------------------

within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2000, CDSCs in the amount of $323,507 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 2000, the Fund's expenses were reduced by $39,376 under such arrangements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Bond Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Bond Fund as of June 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 11, 2000

Pioneer Bond Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Sherman B. Russ, Vice President
Marguerite A. Piret                   Eric W. Reckard, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Bond Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Growth Shares                 Pioneer America Income Trust
Pioneer Micro-Cap Fund                Pioneer Bond Fund
Pioneer Mid-Cap Fund                  Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund            Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund     Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares




* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO]

Pioneer Investment Management, Inc.
60 State Street                          8636-00-0800
Boston, Massachusetts 02109              (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                     [recycle bug] Printed on Recycled Paper





[PIONEER Investments(R) LOGO]

Pioneer Bond
Fund

SEMIANNUAL REPORT 12/31/00

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                        1

Portfolio Summary                                                2

Performance Update                                               3

Portfolio Management Discussion                                  6

Schedule of Investments                                          9

Financial Statements                                            18

Notes to Financial Statements                                   24

Results of Shareowner Meeting                                   28

Trustees, Officers and Service Providers                        29

Pioneer Bond Fund

LETTER FROM THE PRESIDENT 12/31/00

Dear Shareowner,
--------------------------------------------------------------------------------

The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

Meanwhile, value stocks have been staging a comeback after years of investor obsession with growth. A slowing economy tends to bring valuations down to earth, and Pioneer's style has always been to focus on value - we spend every day searching for stocks and bonds whose potential is going unrecognized in the marketplace.

As investor attention shifts from growth to value or from stocks to bonds, one of the best suggestions I can make is that you set aside time to meet with your investment professional. That meeting could be especially important if it has been a while since you last reviewed your overall portfolio. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a Traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which through Pioneer and other subsidiaries will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments[RegTM]. The new Pioneer Global will bring Pioneer greater access to analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this greater integration.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Respectfully,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer Bond Fund
PORTFOLIO SUMMARY 12/31/00

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Start Pie Chart]

Treasury/Agency                                26.8%
BBB                                            20.3%
BB                                             10.1%
B & Lower                                       8.8%
AA                                              6.0%
AAA                                             2.5%
Commercial Paper                                0.5%

[End Pie Chart]

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[Start Pie Chart]

4-6 Years                                      29.8%
6-8 Years                                      16.8%
8+ Years                                       15.6%
3-4 Years                                      15.4%
1-3 Years                                      15.3%
0-1 Year                                        7.1%

[End Pie Chart]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

  1. U.S. Treasury Bonds, 8.0%, 11/15/21                          2.90%
  2. U.S. Treasury Bonds, 7.5%, 11/15/16                          2.70
  3. Ford Capital BV, 9.5%, 6/1/10                                2.57
  4. Government National Mortgage Association, 7.5%, 2/15/30      2.46
  5. Government National Mortgage Association, 7.0%, 8/15/29      2.44
  6. U.S. Treasury Notes, 5.75%, 8/15/10                          2.23
  7. Government National Mortgage Association I, 7.0%, 7/15/29    2.00
  8. Government National Mortgage Association, 8.0%, 5/15/30      1.82
  9. Continental Cablevision, Inc., 9.5%, 8/1/13                  1.80
 10. Time Warner, Inc., 9.15%, 2/1/23                             1.73

2 Fund holdings will vary for other periods.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/00                                     CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  12/31/00       6/30/00
                           $8.72          $8.47

Distributions per Share    Income         Short-Term          Long-Term
(6/30/00 - 12/31/00)       Dividends      Capital Gains       Capital Gains
                           $0.289               -                   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to the growth of the Lehman Brothers Government/Credit Index.

Average Annual Total Returns
(As of December 31, 2000)

             Net Asset     Public Offering
Period         Value            Price*
10 Years        7.06             6.57
5 Years         4.70             3.75
1 Year          8.45             3.52

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[Mountain chart]
                                       Lehman Brothers Government/
             Pioneer Bond Fund*               Credit Index**
12/90              $9,550                        $10,000
                  $11,034                        $11,610
12/92             $11,904                        $12,490
                  $13,265                        $13,871
12/94             $12,708                        $13,384
                  $15,016                        $15,961
12/96             $15,310                        $16,421
                  $16,712                        $18,023
12/98             $17,998                        $19,731
                  $17,421                        $19,306
12/00             $18,894                        $21,594

[End mountain chart]


The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. The Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

** The name of the Lehman Brothers Government/Corporate Bond Index was changed to the Lehman Brothers Government/Credit Index on July 1, 2000.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/00                                      CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/00        6/30/00
                            $8.69           $8.44

Distributions per Share     Income          Short-Term          Long-Term
(6/30/00 - 12/31/00)        Dividends       Capital Gains       Capital Gains
                            $0.238                -                   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers
Government/Credit Index.

Average Annual Total Returns
(As of December 31, 2000)

                   If           If
Period            Held       Redeemed*
  Life-of-Fund    5.17%        5.17%
  (4/4/94)
  5 Years         3.85         3.69
  1 Year          7.30         3.30

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[Mountain chart]
                                    Lehman Brothers Government/
             Pioneer Bond Fund*             Credit Index**
 4/94             $10,000                     $10,000
                   $9,927                      $9,958
12/94              $9,938                     $10,044
                  $10,976                     $11,229
                  $11,637                     $11,977
                  $11,321                     $11,752
12/96             $11,766                     $12,325
                  $12,028                     $12,663
                  $12,753                     $13,527
                  $13,136                     $14,091
12/98             $13,622                     $14,808
                  $13,211                     $14,471
                  $13,098                     $14,490
                  $13,275                     $15,096
12/00             $14,054                     $16,208

[End mountain chart]


+ Index comparison begins 4/30/94. The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. The Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate
  Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

** The name of the Lehman Brothers Government/Corporate Bond Index was changed to the Lehman Brothers Government/Credit Index on July 1, 2000.

Pioneer Bond Fund

PERFORMANCE UPDATE 12/31/00                                      CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/00       6/30/00
                            $8.70          $8.46

Distributions per Share     Income         Short-Term          Long-Term
(6/30/00 - 12/31/00)        Dividends      Capital Gains       Capital Gains
                            $0.261               -                   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Bond Fund, compared to the growth of the Lehman Brothers Government/Credit Index.

Average Annual Total Returns
(As of December 31, 2000)

                  If         If
Period           Held     Redeemed*
Life-of-Fund     3.82%      3.82%
(1/31/96)
1 Year           7.55       7.55

* Assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.


[Mountain chart]

                                     Lehman Brothers Government/
              Pioneer Bond Fund*             Credit Index**
 1/96             $10,000                      $10,000
                   $9,679                       $9,706
                   $9,700                       $9,750
                   $9,831                       $9,922
12/96             $10,081                      $10,225
                   $9,971                      $10,137
                  $10,294                      $10,505
                  $10,607                      $10,873
12/97             $10,904                      $11,222
                  $11,024                      $11,393
                  $11,233                      $11,691
                  $11,700                      $12,269
12/98             $11,653                      $12,286
                  $11,515                      $12,139
                  $11,300                      $12,007
                  $11,277                      $12,071
12/99             $11,179                      $12,022
                  $11,246                      $12,345
                  $11,341                      $12,523
                  $11,621                      $12,883
12/00             $12,023                      $13,446

[End mountain chart]


The Lehman Brothers Government/Credit Index is an unmanaged, composite index of the U.S. bond market. The Index is composed of the Lehman Brothers Government Bond Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

** The name of the Lehman Brothers Government/Corporate Bond Index was changed to the Lehman Brothers Government/Credit Index on July 1, 2000.

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION 12/31/00

Most domestic fixed income securities, with the exception of lower-rated corporate bonds, performed well during the final six months of 2000, outperforming stocks for the first time in several years. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Bond Fund's performance during the six months. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Fund.

Q: What factors most contributed to the Pioneer Bond Fund's dramatically improved performance in the final six months of 2000?

A: Strong performance by the portfolio's higher grade bonds helped sustain returns in a period of declining interest rates and rising prices for high-quality securities. Performance also was helped by sector selection in corporate bonds and by our decision to extend duration, which is a measure of a bond's susceptibility to price changes as interest rates move up or down. Most interest rates fell during the period, and declining interest rates tend to raise the prices of longer-duration bond funds. At the end of the period, effective duration was 5.06 years. Throughout the period, the Fund delivered healthy, competitive income. On December 31, 2000, the Fund's 30-day SEC yield on Class A shares was 6.20%. The Fund's Class A shares had a total return of 6.47% at net asset value for the six-month period while Class B shares returned 5.86% and Class C shares returned 6.01%. In comparison, the average return for the same period of the 187 funds in Lipper Inc.'s corporate debt A-rated category was 6.56%. (Lipper is an independent company that tracks mutual fund performance.)

Q: What was the environment like for the six months?

A: It was very positive for U.S. government, mortgage-backed securities and high-grade corporate bonds. As the six-month period progressed, long-term and intermediate-term interest rates declined among higher quality securities, pushing up their prices. For a time, long-term Treasury yields actually fell to lower levels than the yields of short-term securities, reversing the normal relationship in which yields tend to be higher as maturities are longer. Prior to the six-month period, the Federal Reserve Board had steadily raised short-term interest rates in an effort to help

Pioneer Bond Fund

   head off inflation and slow economic growth. At the same time, a lower federal deficit diminished the supply of long-term U.S. Treasuries, encouraging yields of long- and intermediate-term securities to fall and prices to rise. Yields also fell on longer-maturity bonds because investors began to anticipate that the Federal Reserve eventually would reverse its policy and begin to lower short-term interest rates. All these factors helped the performance of high-quality securities, which tended to rise in price. In contrast, lower-rated corporate bonds performed poorly. Investors worried that a slowing economy would cut into the ability of corporations to meet their bond obligations. As a result, prices of lower-rated corporate bonds fell.

Q: How did this environment affect strategy?

A: We focused on intermediate Treasury and government agency securities, which we believed would have the greatest performance potential in an environment that favored high-quality bonds. Within the corporate sector, we focused on higher-rated corporate securities, and de-emphasized sectors, such as banking, which were vulnerable to credit risks in a slowing economy. All these steps tended to help performance. On December 31, 2000, Treasuries and agencies accounted for 26.8% of net assets, while corporate securities rated A or higher comprised 33.5% of assets. We also invested in select domestic high-yield bonds, which accounted for 18.9% of net assets. We believe high yield bonds afford the Fund another element of diversification while providing a source of generous income. Although these securities detracted from performance on a total return basis, their impact was muted by good security and sector selection.

   At the end of the six-month period, average credit quality was investment-grade at A.

Q: What is your outlook?

A: We think we should see an improved environment for investing in corporate bonds. As we entered 2001, corporate bonds were priced very cheaply, reflecting investors' desire to avoid credit risk as corporate profits were slowing. In effect, investors have priced corporate securities as if they expect a recession. If the economy continues to grow, corporate

Pioneer Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION 12/31/00                            (continued)

bonds would be a particularly good value. In January 2001, the Federal Reserve Board lowered short-term interest rates by 1.00% to help head off a recession and stabilize the economy. We expect the Fed to lower rates even further in the months ahead. As interest rates come down, corporations could begin to realize the benefits of the lower costs of financing. This development would work to the economy's advantage and help improve the performance of corporate bonds. The Fund, with its allocations to both investment-grade and high-yield corporate bonds, is very well positioned to benefit as the economy stabilizes and corporate bond prices recover.

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/00 (unaudited)


Principal      S&P/Moody's
Amount         Ratings                                                          Value
                            CONVERTIBLE CORPORATE BONDS - 1.1%
$  800,000     B/B2         Mascotech, Inc., 4.5%, 12/15/03              $    470,000
 1,007,000     BB-/B2       Pogo Producing Co., 5.5%, 6/15/06                 969,912
                                                                         ------------
                            Total Convertible Corporate Bonds
                            (Cost $1,468,178)                            $  1,439,912
                                                                         ------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS - 1.3%

 1,000,000     AAA/Aaa      National Realty Finance 1999-A2,
                            6.074%, 1/15/08                              $    808,112
   815,374     AAA/Aaa      National Realty Finance 1999-A2,
                            6.48%, 1/15/09                                    997,656
                                                                         ------------
                            Total Collateralized Mortgage Obligations
                            (Cost $1,834,451)                            $  1,805,768
                                                                         ------------
                            CORPORATE BONDS - 68.1%
                            Basic Materials - 4.3%
                            Chemicals (Diversified) - 0.7%
 1,000,000     B+/B2        Huntsman ICI Chemicals, 10.125%,
                            7/1/09                                       $    960,000
                                                                         ------------
                            Chemicals (Specialty) - 0.7%
 1,000,000     BB/Ba3       Arco Chemical Co., 9.8%, 2/1/20              $    880,000
                                                                         ------------
                            Iron & Steel - 2.2%
 1,000,000     AA-/A1       Nucor Corp., 6.0%, 1/1/09 (144A)             $    918,820
 2,000,000     BBB/Baa1     USX Corp., 8.125%, 7/15/23                      2,014,640
                                                                         ------------
                                                                         $  2,933,460
                                                                         ------------
                            Paper & Forest Products - 0.7%
 1,000,000     A-/A3        Mead Corp., 8.125%, 2/1/23                   $    952,930
                                                                         ------------
                            Total Basic Materials                        $  5,726,390
                                                                         ------------
                            Capital Goods - 1.3%
                            Engineering & Construction - 0.6%
   895,000     B+/B2        Metromedia Fiber Network Inc.,
                            10.0%, 11/15/08                              $    760,750
                                                                         ------------
                            Waste Management - 0.7%
 1,000,000     BB/Ba3       Azurix Corp., 10.375%, 2/15/07               $    990,000
                                                                         ------------
                            Total Capital Goods                          $  1,750,750
                                                                         ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/00 (unaudited)                       (continued)


Principal       S&P/Moody's
Amount          Ratings                                                            Value
                              Communication Services - 1.4%
                              Cellular/Wireless Telecommunications - 0.7%
$1,000,000      B/B3          Crown Castle International Corp.,
                              9.0%, 5/15/11                                 $    960,000
                                                                            ------------
                              Telecommunications (Long Distance) - 0.7%
 1,000,000      A/A2          AT&T Corp., 8.125%, 1/15/22                   $    953,780
                                                                            ------------
                              Total Communication Services                  $  1,913,780
                                                                            ------------
                              Consumer Cyclicals - 7.5%
                              Automobiles - 1.7%
 2,000,000      A/A2          General Motors Corp., 9.4%, 7/15/21           $  2,279,160
                                                                            ------------
                              Building Materials - 1.0%
   750,000      B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09     $    682,500
   750,000      B+/B1         Nortek Inc., 9.125%, 9/1/07                        678,750
                                                                            ------------
                                                                            $  1,361,250
                                                                            ------------
                              Hardware & Tools - 0.3%
   500,000      B+/B2         Scott's Corp., 8.625%, 1/15/09 (144A)         $    475,000
                                                                            ------------
                              Homebuilding - 0.3%
   370,000      BB+/Ba2       Toll Corp., 8.125%, 2/1/09                    $    351,500
                                                                            ------------
                              Publishing (Newspapers) - 1.8%
 1,000,000      BBB/Baa2      Harcourt General, Inc., 7.3%, 8/01/97         $    835,710
 1,500,000      BBB-/Baa3     News America Holdings, Inc., 10.125%,
                              10/15/12                                         1,642,590
                                                                            ------------
                                                                            $  2,478,300
                                                                            ------------
                              Retail - 1.7%
 1,000,000      AA/Aa2        Wal-Mart Stores, Inc., 8.62%, 1/1/10          $  1,088,970
 1,000,000      AA/Aa2        Wal-Mart Stores, Inc., 8.5%, 9/15/24             1,177,140
                                                                            ------------
                                                                            $  2,266,110
                                                                            ------------
                              Textiles (Apparel) - 0.7%
 1,000,000      BBB-/Baa2     Jones Apparel Group, Inc.,
                              7.875%, 6/15/06                               $    945,880
                                                                            ------------
                              Total Consumer Cyclicals                      $ 10,157,200
                                                                            ------------

10   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

Principal       S&P/Moody's
Amount          Ratings                                                            Value
                              Consumer Staples - 10.4%
                              Broadcasting (Television/Radio/Cable) - 5.4%
$1,000,000      BB+/Ba1       British Sky Broadcasting Corp., 8.2%,
                              7/15/09                                       $    943,870
 1,000,000      B+/B2         Charter Communications Holdings LLC,
                              8.25%, 4/1/07                                      915,000
 2,200,000      A/A2          Continental Cablevision, Inc., 9.5%, 8/1/13      2,410,342
 1,500,000      BBB/Baa1      Cox Enterprises, 7.375%, 6/15/09 (144A)          1,500,225
 1,250,000      A/A2          Tele-Communications, Inc., 10.125%, 4/15/22      1,489,550
                                                                            ------------
                                                                            $  7,258,987
                                                                            ------------
                              Distributors (Food & Health) - 2.1%
   750,000      B-/B3         Fisher Scientific International Inc.,
                              9.0%, 2/1/08                                  $    686,250
 1,000,000      BBB+/Baa1     SUPERVALU Inc., 8.875%, 11/15/22                   992,320
 1,250,000      B/B2          Wesco Distribution Inc., 9.125%, 6/1/08          1,100,000
                                                                            ------------
                                                                            $  2,778,570
                                                                            ------------
                              Entertainment - 2.4%
 1,000,000      B-/B3         Premier Parks, Inc., 9.75%, 6/15/07           $    965,000
 2,000,000      BBB/Baa1      Time Warner Inc., 9.15%, 2/1/23                  2,316,320
                                                                            ------------
                                                                            $  3,281,320
                                                                            ------------
                              Household Products (Non-Durables) - 0.5%
   750,000      B/B2          Playtex Family Products, Inc.,
                              9.0%, 12/15/03                                $    716,250
                                                                            ------------
                              Total Consumer Staples                        $ 14,035,127
                                                                            ------------
                              Energy - 9%
                              Oil (Domestic Integrated) - 1.6%
 2,000,000      BBB/Baa2      Phillips Petroleum Co., 9.18%, 9/15/21        $  2,213,900
                                                                            ------------
                              Oil (International Integrated) - 1.8%
 1,053,000      AA+/Aa1       Imperial Oil Ltd., 8.75%, 10/15/19            $  1,090,308
 1,200,000      A+/A1         Texaco Capital Corp., 8.25%, 10/1/06             1,319,508
                                                                            ------------
                                                                            $  2,409,816
                                                                            ------------
                              Oil & Gas (Drilling & Equipment) - 1.7%
 1,500,000      A-/A3         Nabors Industries Inc., 6.8%, 4/15/04         $  1,510,545
   750,000      B+/B1         Parker Drilling Co., 9.75%, 11/15/06               755,625
                                                                            ------------
                                                                            $  2,266,170
                                                                            ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/00 (unaudited)                       (continued)

Principal       S&P/Moody's
Amount          Ratings                                                            Value
                              Oil & Gas (Production/Exploration) - 3.1%
$1,000,000      BB/Ba2        EOTT Energy Partners LP, 11.0%, 10/1/09       $  1,035,000
 2,000,000      BB-/Ba2       Gulf Canada Resources Ltd.,
                              9.625%, 7/1/05                                   2,104,360
   975,000      BB+/Ba1       Santa Fe Snyder Corp., 8.05%, 6/15/04            1,018,748
                                                                            ------------
                                                                            $  4,158,108
                                                                            ------------
                              Oil & Gas (Refining & Marketing) - 0.8%
 1,000,000      BBB/Baa2      Ashland Oil Co., 8.8%, 11/15/12               $  1,104,830
                                                                            ------------
                              Total Energy                                  $ 12,152,824
                                                                           ------------
                              Financial - 17.8%
                              Banks (Major Regional) - 4%
 1,000,000      AA-/Aa3       Barclays North America Capital Corp.,
                              9.75%, 5/15/21                                $  1,058,280
 1,550,000      A-/A2         Corestates Capital Corp.,
                              9.375%, 4/15/03                                  1,634,708
 2,000,000      A+/A2         Mellon Bank NA, 7.375%, 5/15/07                  2,047,860
   500,000      A/A1          Republic New York Corp., 9.3%, 6/1/21              564,595
                                                                            ------------
                                                                            $  5,305,443
                                                                            ------------
                              Banks (Money Center) - 0.8%
 1,000,000      AA-/Aa3       National Westminster Bancorp, Inc.,
                              9.375%, 11/15/03                              $  1,078,660
                                                                            ------------
                              Banks (Regional) - 1.5%
 2,000,000      A+/A1         Bank of Montreal, 7.8%, 4/1/07                $  2,088,520
                                                                            ------------
                             Consumer Finance - 3.2%
 1,000,000      BB+/Baa3      Capital One Financial Corp.,
                              7.125%, 8/1/08                                $    895,400
 3,000,000      A+/A1         Ford Capital BV, 9.5%, 6/1/10                    3,445,050
                                                                            ------------
                                                                            $  4,340,450
                                                                            ------------
                              Financial (Diversified) - 3.4%
 1,000,000      A+/A2         American General Finance Corp.,
                              8.125%, 8/15/09                               $  1,064,980
 1,100,000      A+/A1         Associates Corp., 8.15%, 8/1/09                  1,179,585
 1,000,000      BBB+/Baa1     AvalonBay Communities Inc.,
                              6.8%, 7/15/06                                      984,340
 1,500,000      A-/A3         Hertz Corp., 6.25%, 3/15/09                      1,398,525
                                                                            ------------
                                                                            $  4,627,430
                                                                            ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

Principal       S&P/Moody's
Amount          Ratings                                                            Value
                              Insurance (Property-Casualty) - 3%
$1,500,000      AAA/Aa1       GEICO Corp., 9.15%, 9/15/21                   $  1,586,430
 1,535,000      AA/Aa2        National Re Corp., 8.85%, 1/15/05                1,655,221
 1,000,000      BBB+/Baa1     W.R. Berkley, 8.7%, 1/1/22                         917,350
                                                                            ------------
                                                                            $  4,159,001
                                                                            ------------
                              Real Estate - 1.9%
 1,000,000      BBB-/Baa3     Colonial Realty Senior Note, 7.00%, 7/14/07   $    954,170
 1,500,000      BBB/Baa3      Mack-Cali Realty, 7.25%, 03/15/09                1,467,120
                                                                            ------------
                                                                            $  2,421,290
                                                                            ------------
                              Total Financial                               $ 24,020,794
                                                                            ------------
                              Healthcare - 4.1%
                              Healthcare (Diversified) - 0.7%
   861,000      B/B3          King Pharmaceutical Inc.,
                              10.75%, 2/15/09                               $    908,355
                                                                            ------------
                              Healthcare (Hospital Management) - 1%
   375,000      BB+/Ba2       Columbia/HCA Healthcare Corp.,
                              7.25%, 5/20/08                                $    360,274
 1,000,000      BB-/Ba3       Tenet Healthcare Corp., 8.125%, 12/1/08          1,010,000
                                                                            ------------
                                                                            $  1,370,274
                                                                            ------------
                              Healthcare (Medical Products/Supplies) - 2.4%
 1,070,000      BB+/Ba1       Beckman Instruments, Inc., 7.05%, 6/1/26      $  1,053,875
   750,000      B/B2          Bio-Rad Labs Inc., 11.625%, 2/15/07                772,500
 1,500,000      A-/Baa1       Guidant Corp., 6.15%, 2/15/06                    1,424,385
                                                                            ------------
                                                                            $  3,250,760
                                                                            ------------
                              Total Healthcare                              $  5,529,389
                                                                            ------------
                              Technology - 0.8%
                              Computer (Hardware) - 0.7%
   900,000      BBB+/Baa1     Sun Microsystems Inc., 7.65%, 8/15/09         $    924,885
                                                                            ------------
                              Communications Equipment - 0.1%
   100,000      B+/B2         L-3 Communications Holdings Corp.,
                              8.50%, 5/15/08                                $     94,750
                                                                            ------------
                              Total Technology                              $  1,019,635
                                                                            ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/00 (unaudited)                       (continued)

Principal       S&P/Moody's
Amount          Ratings                                                            Value
                              Transportation - 6.5%
                              Airfreight - 1.6%
$2,000,000      BBB+/A3       Federal Express Corp., 8.4%, 3/23/10          $  2,113,360
                                                                            ------------
                              Airlines - 4.1%
 1,461,555      BBB/A2        American Airlines, Inc., 9.71%, 1/2/07        $  1,562,081
 1,000,000      BB/Ba2        Northwest Airlines, Inc., 8.52%, 4/7/04            963,560
 1,876,673      A/A1          Southwest Airlines Co., 7.67%, 1/2/14            1,940,311
 1,000,000      BB+/Baa3      United Air Lines, Inc., 9.125%, 1/15/12          1,000,860
                                                                            ------------
                                                                            $  5,466,812
                                                                            ------------
                              Railroads - 0.8%
 1,000,000      BBB+/Baa1     Norfolk Southern Corp., 9.0%, 3/1/21          $  1,132,550
                                                                            ------------
                              Total Transportation                          $  8,712,722
                                                                            ------------
                              Utilities - 5%
                              Electric Companies - 2%
 1,000,000      BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05          $  1,029,270
   585,000      BBB/Baa2      NiSource Finance, 7.875%, 11/15/10 (144A)          617,467
 1,000,000      A/A2          Virginia Electric and Power Co.,
                              8.75%, 4/1/21                                    1,068,770
                                                                            ------------
                                                                            $  2,715,507
                                                                            ------------
                              Natural Gas - 3%
 1,000,000      BBB-/Baa2     KN Energy Inc., 6.45%, 11/30/01               $    996,330
 1,000,000      A-/Baa1       Northern Natural Gas, 7.0%,
                              6/1/11 (144A)                                      984,600
 1,000,000      A/A2          Oneok, Inc., 6.0%, 2/1/09                          928,470
 1,000,000      BBB/Baa2      Sonat Inc., 7.625%, 7/15/11                      1,044,350
                                                                            ------------
                                                                            $  3,953,750
                                                                            ------------
                              Total Utilities                               $  6,669,257
                                                                            ------------
                              Total Corporate Bonds
                              (Cost $93,527,209)                            $ 91,687,868
                                                                            ------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS - 26.8%
     8,224      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                              10.0%, 11/1/02                                $      8,288
    25,223      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                              10.5%, 4/1/19                                       26,853
    24,859      AAA/Aaa       Federal Home Loan Mortgage Corp.,
                              REMIC Series 1988-24B, 9.5%, 1/15/05                25,481

14   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

Principal      S&P/Moody's
Amount         Ratings                                                              Value
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS - (continued)
 $  27,592     AAA/Aaa       Federal National Mortgage Corp.,
                             11.0%, 6/1/19                                   $    127,207
   117,113     AAA/Aaa       Federal National Mortgage Corp.,
                             10.0%, 7/1/19                                         28,927
   145,186     AAA/Aaa       Federal National Mortgage Corp., REMIC
                             1989-19A, 10.3%, 4/25/19                             158,463
     7,751     AAA/Aaa       Federal National Mortgage Corp., REMIC
                             1989-19B, 10.3%, 4/25/19                               8,653
    47,152     AAA/Aaa       Government National Mortgage Association I,
                             10.0%, 1/15/06                                        48,196
 2,384,013     AAA/Aaa       Government National Mortgage Association I,
                             8.0%, 5/15/30                                      2,443,375
    29,807     AAA/Aaa       Government National Mortgage Association II,
                             9.5%, 12/20/20                                        30,953
    24,336     AAA/Aaa       Government National Mortgage Association,
                             Midget, 10.0%, 5/15/04                                24,844
   147,845     AAA/Aaa       Government National Mortgage Association,
                             10%, 1/15/18 to 7/15/20                              155,505
    20,826     AAA/Aaa       Government National Mortgage Association,
                             9.5%, 5/15/20                                         21,852
 6,806,188     AAA/Aaa       Government National Mortgage Association,
                             7.5%, 5/15/27 to 2/15/30                           6,921,907
   918,408     AAA/Aaa       Government National Mortgage Association,
                             8.00%, 1/15/30                                       941,276
 7,544,067     AAA/Aaa       Government National Mortgage Association,
                             7%, 12/15/13 to 2/15/30                            7,579,519
   892,149     AAA/Aaa       Government National Mortgage Association,
                             8%, 11/15/29                                         914,364
 1,941,652     AAA/Aaa       Government National Mortgage Association,
                             7.5%, 8/15/29                                      1,973,708
 1,899,999     AAA/Aaa       Government National Mortgage Association,
                             7%, 11/15/28                                       1,914,743
 1,500,000     AAA/Aaa       Government National Mortgage Association,
                             Remic Series 1998-21, 6.5%, 10/20/11               1,481,715
   750,000                   U.S. Treasury Notes, 6.25%, 8/15/23                  811,208
 3,000,000                   U.S. Treasury Bonds, 8.00%, 11/15/21               3,881,070
 2,850,000                   U.S. Treasury Bonds, 5.75%, 8/15/10                2,986,715

The accompanying notes are an integral part of these financial statements.   15

Pioneer Bond Fund

SCHEDULE OF INVESTMENTS 12/31/00 (unaudited)                       (continued)

Principal       S&P/Moody's
Amount          Ratings                                                        Value
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS - (continued)
$3,000,000                    U.S. Treasury Notes, 7.5%, 11/15/16       $  3,620,730
                                                                        ------------
                              Total U.S. Government and
                              Agency Obligations
                              (Cost $34,623,379)                        $ 36,135,552
                                                                        ------------
                              FOREIGN GOVERNMENT SPONSORED - 2.2%
 1,500,000      A+/A2         Hydro-Quebec, 8.0%, 2/1/13                $  1,683,285
 1,000,000      A/A2          Province of Saskatchewan,
                              9.375%, 12/15/20                             1,269,320
                                                                        ------------
                              Total Foreign Government Sponsored
                              (Cost $2,740,700)                         $  2,952,605
                                                                        ------------
                              Temporary Cash Investment - 0.5%
   607,000      AAA/Aaa       American Express, 6.48%, Due 01/02/01     $    607,000
                                                                        ------------
                              Total Temporary Cash Investment           $    607,000
                                                                        ------------
                              TOTAL INVESTMENT IN SECURITIES - 100%
                              (Cost $134,800,917) (a)(b)                $134,628,705
                                                                        ------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2000, the value of these securities amounted to $4,496,112 or 3.3% of total net assets.

 (a) At December 31, 2000, the net unrealized loss on investments, based on cost for federal income tax purposes of $134,800,917 was as follows:

      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $ 3,023,920
      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                    (3,196,132)
                                                                    -----------
      Net unrealized loss                                           $  (172,212)
                                                                    -----------

 (b) At December 31, 2000 the Fund had a net capital loss carryforward of $6,644,799 which will expire between 2003 and 2008 if not utilized.

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

16   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

     Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2000, were as follows:

                                      Purchases          Sales
                                      ---------          -----
     Long-term U.S. Government       $15,601,350      $22,958,155
     Other Long-term Securities        2,229,944        7,857,177

The accompanying notes are an integral part of these financial statements.    17

Pioneer Bond Fund
BALANCE SHEET 12/31/00 (unaudited)

ASSETS:
  Investments in securities, at value (including temporary cash
    investments of $607,000) (cost $134,800,917)                   $134,628,705
  Cash                                                                  829,920
  Receivables -
   Investment securities sold                                           589,091
   Fund shares sold                                                      76,710
   Interest                                                           2,615,446
  Other                                                                   3,776
                                                                   ------------
    Total assets                                                   $138,743,648
                                                                   ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                 $    800,392
   Fund shares repurchased                                              464,178
   Dividends                                                            172,954
  Due to affiliates                                                     268,084
  Accrued expenses                                                       91,716
                                                                   ------------
    Total liabilities                                              $  1,797,324
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $149,663,145
  Accumulated undistributed net investment income                         3,325
  Accumulated net realized loss on investments                      (12,547,934)
  Net unrealized loss on investments                                   (172,212)
                                                                   ------------
    Total net assets                                               $136,946,324
                                                                   ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $96,541,184/11,068,122 shares)                 $       8.72
                                                                   ------------
  Class B (based on $34,246,816/3,940,588 shares)                  $       8.69
                                                                   ------------
  Class C (based on $6,158,324/708,171 shares)                     $       8.70
                                                                   ------------
MAXIMUM OFFERING PRICE:
  Class A                                                          $       9.13
                                                                   ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 12/31/00


INVESTMENT INCOME:
  Interest                                                                   $  5,569,962
                                                                             ------------
EXPENSES:
  Management fees                                            $356,124
  Transfer agent fees
   Class A                                                    209,663
   Class B                                                    134,459
   Class C                                                     10,393
  Distribution fees
   Class A                                                    126,046
   Class B                                                    177,219
   Class C                                                     30,855
  Administrative fees                                          14,230
  Custodian fees                                               15,272
  Registration fees                                               184
  Professional fees                                             3,052
  Printing                                                     33,120
  Fees and expenses of nonaffiliated trustees                  10,304
  Miscellaneous                                                 3,776
                                                             --------
    Total expenses                                                           $  1,124,697
    Less fees paid indirectly                                                     (19,268)
                                                                             ------------
    Net expenses                                                             $  1,105,429
                                                                             ------------
     Net investment income                                                   $  4,464,533
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                          $ (1,997,023)
   Change in net unrealized loss on investments                                 6,055,692
                                                                             ------------
    Net gain on investments                                                  $  4,058,669
                                                                             ------------
    Net increase in net assets resulting from operations                     $  8,523,202
                                                                             ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 12/31/00 and Year Ended 6/30/00


                                                        Six Months Ended
                                                            12/31/00          Year Ended
FROM OPERATIONS:                                          (unaudited)          6/30/00
Net investment income                                    $  4,464,533      $ 10,845,537
Net realized loss on investments                           (1,997,023)       (6,904,742)
Change in net unrealized gain (loss) on investments         6,055,692        (2,601,649)
                                                         ------------      ------------
  Net increase in net assets resulting from operations   $  8,523,202      $  1,339,146
                                                         ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class A ($0.29 and $0.58 per share, respectively)       $ (3,349,756)     $ (7,812,946)
 Class B ($0.24 and $0.51 per share, respectively)           (981,302)       (2,547,821)
 Class C ($0.26 and $0.46 per share, respectively)           (186,130)         (456,721)
                                                         ------------      ------------
  Total distributions to shareholders                    $ (4,517,188)     $(10,817,488)
                                                         ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 38,440,344      $ 90,338,479
Reinvestment of distributions                               3,395,993         8,109,094
Cost of shares repurchased                                (54,777,792)     (132,759,583)
                                                         ------------      ------------
  Net decrease in net assets resulting from fund share
    transactions                                         $(12,941,455)     $(34,312,010)
                                                         ------------      ------------
  Net decrease in net assets                             $ (8,935,441)     $(43,790,352)
                                                         ------------      ------------
NET ASSETS:
Beginning of period                                       145,881,765       189,672,117
                                                         ------------      ------------
End of period (including accumulated undistributed net
  investment income of $3,325 and $55,980,
  respectively)                                          $136,946,324      $145,881,765
                                                         ------------      ------------

                                  12/00 Shares    12/00 Amount
CLASS A                           (unaudited)     (unaudited)       6/00 Shares      6/00 Amount
Shares sold                        3,794,302     $ 32,423,357        6,961,511     $ 59,973,090
Reinvestment of distributions        306,741        2,629,815          710,968        6,121,497
Less shares repurchased           (5,110,490)     (43,691,778)     (10,081,538)     (86,763,886)
                                  ----------     ------------      -----------     ------------
  Net decrease                    (1,009,447)    $ (8,638,606)      (2,409,059)    $(20,669,299)
                                  ----------     ------------      -----------     ------------
CLASS B

Shares sold                          442,308     $  3,768,210        1,752,374     $ 15,137,966
Reinvestment of distributions         74,105          632,898          195,908        1,681,866
Less shares repurchased             (989,697)      (8,429,993)      (3,126,491)     (26,892,331)
                                  ----------     ------------      -----------     ------------
  Net decrease                      (473,284)    $ (4,028,885)      (1,178,209)    $(10,072,499)
                                  ----------     ------------      -----------     ------------
CLASS C

Shares sold                          263,330     $  2,248,777        1,740,006     $ 15,227,423
Reinvestment of distributions         15,581          133,280           35,624          305,731
Less shares repurchased             (311,616)      (2,656,021)      (2,200,860)     (19,103,366)
                                  ----------     ------------      -----------     ------------
  Net decrease                       (32,705)    $   (273,964)        (425,230)    $ (3,570,212)
                                  ----------     ------------      -----------     ------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
FINANCIAL HIGHLIGHTS 12/31/00

                                                          Six Months Ended
                                                               12/31/00      Year Ended
                                                             (unaudited)      6/30/00
CLASS A
Net asset value, beginning of period                           $  8.47        $   8.94
                                                               -------        --------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.29        $   0.58
 Net realized and unrealized gain (loss) on investments           0.25           (0.47)
                                                               -------        --------
  Net increase from investment operations                      $  0.54        $   0.11
Distributions to shareowners:
 Net investment income                                           (0.29)          (0.58)
                                                               -------        --------
Net increase (decrease) in net asset value                     $  0.25        $  (0.47)
                                                               -------        --------
Net asset value, end of period                                 $  8.72        $   8.47
                                                               -------        --------
Total return*                                                     6.47%           1.30%
Ratio of net expenses to average net assets+                      1.28%**         1.18%
Ratio of net investment income to average net assets+             6.53%**         6.68%
Portfolio turnover rate                                             26%**           60%
Net assets, end of period (in thousands)                       $96,541        $102,349
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     1.25%**         1.15%
 Net investment income                                            6.56%**         6.71%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                             6/30/99      6/30/98      6/30/97     6/30/96
CLASS A
Net asset value, beginning of period                        $   9.37     $   9.07     $  9.08     $   9.35
                                                            --------     --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.56     $   0.59     $  0.63     $   0.64
 Net realized and unrealized gain (loss) on investments        (0.43)        0.30       (0.01)       (0.27)
                                                            --------     --------     -------     --------
  Net increase from investment operations                   $   0.13     $   0.89     $  0.62     $   0.37
Distributions to shareowners:
 Net investment income                                         (0.56)       (0.59)      (0.63)       (0.64)
                                                            --------     --------     -------     --------
Net increase (decrease) in net asset value                  $  (0.43)    $   0.30     $ (0.01)    $  (0.27)
                                                            --------     --------     -------     --------
Net asset value, end of period                              $   8.94     $   9.37     $  9.07     $   9.08
                                                            --------     --------     -------     --------
Total return*                                                   1.35%       10.04%       7.09%        4.02%
Ratio of net expenses to average net assets+                    1.04%        1.18%       1.14%        1.19%
Ratio of net investment income to average net assets+           6.01%        6.34%       6.97%        6.80%
Portfolio turnover rate                                           46%          44%         48%          39%
Net assets, end of period (in thousands)                    $129,487     $114,326     $98,310     $101,957
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.02%        1.17%       1.12%        1.18%
 Net investment income                                          6.03%        6.35%       6.99%        6.81%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Bond Fund
FINANCIAL HIGHLIGHTS 12/31/00

                                                          Six Months Ended
                                                              12/31/00       Year Ended
                                                            (unaudited)       6/30/00
CLASS B
Net asset value, beginning of period                           $  8.44        $  8.91
                                                               -------        -------
 Increase (decrease) from investment operations:
 Net investment income                                         $  0.24        $  0.50
 Net realized and unrealized gain (loss) on investments           0.25          (0.46)
                                                               -------        -------
  Net increase from investment operations                      $  0.49        $  0.04
Distributions to shareowners:
 Net investment income                                           (0.24)         (0.51)
 In excess of net investment income                                  -              -
                                                               -------        -------
Net increase (decrease) in net asset value                     $  0.25        $ (0.47)
                                                               -------        -------
Net asset value, end of period                                 $  8.69        $  8.44
                                                               -------        -------
Total return*                                                     5.86%          0.48%
Ratio of net expenses to average net assets+                      2.37%**        2.05%
Ratio of net investment income to average net assets+             5.48%**        5.81%
Portfolio turnover rate                                             26%**          60%
Net assets, end of period (in thousands)                       $34,247        $37,269
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     2.36%**        2.03%
 Net investment income                                            5.49%**        5.83%

                                                          Year Ended   Year Ended   Year Ended   Year Ended
                                                            6/30/99      6/30/98      6/30/97     6/30/96
CLASS B
Net asset value, beginning of period                        $  9.33      $  9.03      $  9.02      $  9.31
                                                            -------      -------      -------      -------
 Increase (decrease) from investment operations:
 Net investment income                                      $  0.48      $  0.51      $  0.56      $  0.57
 Net realized and unrealized gain (loss) on investments       (0.42)        0.31        (0.01)       (0.28)
                                                            -------      -------      -------      -------
  Net increase from investment operations                   $  0.06      $  0.82      $  0.55      $  0.29
Distributions to shareowners:
 Net investment income                                        (0.48)       (0.52)       (0.54)       (0.57)
 In excess of net investment income                               -            -            -        (0.01)
                                                            -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.42)     $  0.30      $  0.01      $ (0.29)
                                                            -------      -------      -------      -------
Net asset value, end of period                              $  8.91      $  9.33      $  9.03      $  9.02
                                                            -------      -------      -------      -------
Total return*                                                  0.57%        9.21%        6.24%        3.15%
Ratio of net expenses to average net assets+                   1.86%        1.98%        1.97%        1.96%
Ratio of net investment income to average net assets+          5.18%        5.52%        6.12%        6.10%
Portfolio turnover rate                                          46%          44%          48%          39%
Net assets, end of period (in thousands)                    $49,816      $30,888      $20,104      $14,843
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.83%        1.97%        1.96%        1.94%
 Net investment income                                         5.21%        5.53%        6.13%        6.03%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
FINANCIAL HIGHLIGHTS 12/31/00

                                                         Six Months Ended
                                                            12/31/00       Year Ended
                                                           (unaudited)      6/30/00
CLASS C
Net asset value, beginning of period                         $  8.46        $  8.89
                                                             -------        -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.26        $  0.48
 Net realized and unrealized gain (loss) on investments         0.24          (0.45)
                                                             -------        -------
  Net increase from investment operations                    $  0.50        $  0.03
Distributions to shareowners:
 Net investment income                                         (0.26)         (0.46)
 In excess of net investment income                                -              -
                                                             -------        -------
Net increase (decrease) in net asset value                   $  0.24        $ (0.43)
                                                             -------        -------
Net asset value, end of period                               $  8.70        $  8.46
                                                             -------        -------
Total return*                                                   6.01%          0.36%
Ratio of net expenses to average net assets+                    1.95%**        2.32%
Ratio of net investment income to average net assets+           5.86%**        5.53%
Portfolio turnover rate                                           26%**          60%
Net assets, end of period (in thousands)                     $ 6,158        $ 6,264
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.92%**        2.30%
 Net investment income                                          5.89%**        5.55%

                                                           Year Ended   Year Ended   Year Ended    1/31/96 to
                                                             6/30/99      6/30/98      6/30/97       6/30/96
CLASS C
Net asset value, beginning of period                        $  9.31       $ 9.02       $ 9.02         $ 9.54
                                                            -------       ------       ------         ------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.48       $ 0.52       $ 0.54         $ 0.23
 Net realized and unrealized gain (loss) on investments       (0.42)        0.29            -          (0.52)
                                                            -------       ------       ------         ------
  Net increase from investment operations                   $  0.06       $ 0.81       $ 0.54         $(0.29)
Distributions to shareowners:
 Net investment income                                        (0.48)       (0.52)       (0.54)         (0.22)
 In excess of net investment income                               -            -            -          (0.01)
                                                            -------       ------       ------         ------
Net increase (decrease) in net asset value                  $ (0.42)      $ 0.29       $    -         $(0.52)
                                                            -------       ------       ------         ------
Net asset value, end of period                              $  8.89       $ 9.31       $ 9.02         $ 9.02
                                                            -------       ------       ------         ------
Total return*                                                  0.60%        9.12%        6.13%         (3.00)%
Ratio of net expenses to average net assets+                   1.86%        1.90%        2.05%          2.18%**
Ratio of net investment income to average net assets+          5.17%        5.58%        5.83%          5.79%**
Portfolio turnover rate                                          46%          44%          48%            39%
Net assets, end of period (in thousands)                    $10,369       $8,515       $4,588         $  343
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  1.83%        1.89%        1.92%          2.13%**
 Net investment income                                         5.20%        5.59%        5.96%          5.84%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 12/31/00 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Fund's portfolio.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Bond Fund

   As required, effective July 1, 2001, the Fund will adopt the provision of the AICPA Audit & Accounting Guide for Investment Companies and began amortizing discount or premium for all debt securities. This change will have no impact on the Fund's total net assets and is expected to result in an immaterial reduction in the cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on the securities held by the Fund on July 1, 2001.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $5,504 in underwriting commissions on the sale of fund shares for the six months ended December 31, 2000.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 12/31/00 (unaudited)                 (continued)

   (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 2000, $61,653 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $161,108 in transfer agent fees payable to PSC at December 31, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to

Pioneer Bond Fund

each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $45,323 in distribution fees payable to PFD at December 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2000, CDSCs in the amount of $1,802,167 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended December 31, 2000, the Fund's expenses were reduced by $19,268 under such arrangements.

Pioneer Bond Fund

RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer Bond Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

Proposal 1 - To approve a new management contract.

Affirmative           Against               Abstain
10,160,481.085        395,063.384           408,368.926

Proposal 2 - To elect trustees.

Nominee              Affirmative           Withheld
M. K. Bush           10,639,533.112        324,380.283
J. F. Cogan, Jr.     10,688,437.484        275,475.911
Dr. R. H. Egdahl     10,692,649.693        271,263.702
M. B.W. Graham       10,688,546.181        275,367.214
M. A. Piret          10,693,067.897        270,845.498
D. D. Tripple        10,688,855.688        275,057.707
S. K. West           10,691,131.768        272,781.627
J. Winthrop          10,678,918.432        284,994.963

Pioneer Bond Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
Mary K. Bush                          David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.               Vincent Nave, Treasurer
Margaret B.W. Graham                  Joseph P. Barri, Secretary
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[PIONEER
 Investments(R)
 LOGO]

   Pioneer Investment Management, Inc.                            9619-00-0201
   60 State Street                         (C) Pioneer Funds Distributor, Inc.
   Boston, Massachusetts 02109             Underwriter of Pioneer Mutual Funds
   www.pioneerfunds.com               [recycle logo] Printed on Recycled Paper


                                   EXHIBIT E



PIONEER BOND FUND
PRO FORMA SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000
(UNAUDITED)

             PIONEER
                        PIONEER
             LIMITED                                                                                     LIMITED        PIONEER
PIONEER      MATURITY                                                                                    MATURITY       BOND FUND
BOND         BOND                                                                         BOND           BOND           PRO FORMA
FUND         FUND            PRO FORMA                                                    FUND           FUND           COMBINED

                                                          CONVERTIBLE CORPORATE BONDS
  800,000                  800,000 B/B2      Mascotech, Inc., 4.5%, 12/15/03                  470,000                      470,000
1,007,000                1,007,000 BB-/B2    Pogo Producing Co., 5.5%, 6/15/06                969,912                      969,912
                                                                                          -----------------------------------------
                                             Total Convertible Corporate Bonds              1,439,912                    1,439,912
                                                                                          -----------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS

1,000,000      407,687   1,407,687 AAA/Aaa   National Realty Finance 1999-A2,
                                             6.074%, 1/15/08                                  808,112       404,056      1,212,168
  815,374                  815,374 AAA/Aaa   National Realty Finance 1999-A2,
                                             6.48%, 1/15/09                                   997,656                      997,656
                46,399      46,399 AAA/Aaa   Mortgage Capital Funding Inc., 1995-MCI
                                             Class A1B, 7.6%, 5/25/27                                        47,255         47,255
                                                                                          -----------------------------------------
                                             Total Collateralized Mortgage Obligations      1,805,768       451,311      2,257,079
                                                                                          -----------------------------------------
                                             CORPORATE BONDS
                                             Asset-Backed
               187,022     187,022 AAA/Aaa   Advanta Mortgage Loan Trust, Series
                                             93-4A, 5.55%, 3/25/10                                          184,297        184,297
               400,000     400,000 AAA/Aaa   Americredit Automobile Receivables Trust,
                                             Series 1999-B A4, 5.96%, 3/5/06                                400,520        400,520
               250,000     250,000 AAA/Aaa   Boston Edison Company, 1999-1 A4,
                                             6.91%, 9/15/09                                                 258,895        258,895
               500,000     500,000 AAA/Aaa   California Infrastructure SCE-1, Series
                                             1997-1, 6.28%, 9/25/05                                         503,140        503,140
               246,192     246,192 AAA/Aaa   Carco Auto Loan Master Trust, Series
                                             1997-1A, 6.689%, 8/15/04                                       246,414        246,414
               350,000     350,000 AAA/Aaa   Citibank Credit Card Master Trust I, Series
                                             1999-5A, 6.1%, 5/15/08                                         348,439        348,439
               250,000     250,000 AAA/Aaa   Comed Transitional Funding Trust, Series
                                             1997- RA1, 5.34%, 3/25/04                                      248,303        248,303
               398,576     398,576 A-/Baa1   Continental Airlines, Series 1998-3 Pass
                                             Through Trust, C-1, 7.08%, 11/1/04                             399,158        399,158
               282,804     282,804 AAA/Aaa   CoreStates Home Equity Trust, Series
                                             1994-1, 6.65%, 5/15/09                                         279,405        279,405
               500,000     500,000 AAA/Aaa   Discover Card Master Trust, Series
                                             1998-7A, 5.6%, 5/15/06                                         495,145        495,145
               392,766     392,766 AAA/Aaa   Discover Card Master Trust, Series
                                             1997-2, 6.792%, 4/16/10                                        407,309        407,309
               500,000     500,000 AAA/Aaa   Greenpoint Manufactured Housing, Series
                                             1999-1A2, 6.01%, 8/15/15                                       499,465        499,465
                37,960      37,960 AAA/Aaa   Premier Auto Trust, Series 1997-1A4,
                                             6.35%, 4/6/02                                                   37,747         37,747
                                                                                          -----------------------------------------
                                             Total Asset-Backed                                           4,308,237      4,308,237
                                                                                          -----------------------------------------
                                             Basic Materials
                                             Chemicals (Diversified)
1,000,000                1,000,000 B+/B2     Huntsman ICI Chemicals, 10.125%, 7/1/09          960,000                      960,000
               500,000     500,000 BBB/Baa1  USX Corp., 7.2%, 2/15/04                                       503,665        503,665
                                                                                          -----------------------------------------
                                                                                              960,000       503,665      1,463,665
                                                                                          -----------------------------------------
                                             Chemicals (Specialty)
1,000,000                1,000,000 BB/Ba3    Arco Chemical Co., 9.8%, 2/1/20                  880,000                      880,000
                                                                                          -----------------------------------------
                                             Iron & Steel
1,000,000                1,000,000 AA-/A1    Nucor Corp., 6.0%, 1/1/09 (144A)                 918,820                      918,820
2,000,000                2,000,000 BBB/Baa1  USX Corp., 8.125%, 7/15/23                     2,014,640                    2,014,640
                                                                                          -----------------------------------------
                                                                                            2,933,460                    2,933,460
                                                                                          -----------------------------------------
                                             Paper & Forest Products
1,000,000                1,000,000 A-/A3     Mead Corp., 8.125%, 2/1/23                       952,930                      952,930
                                                                                          -----------------------------------------
                                             Total Basic Materials                          5,726,390       503,665      6,230,055
                                                                                          -----------------------------------------

           See accompanying notes to pro forma financial statements.

             PIONEER                                                                                     PIONEER      PIONEER
             LIMITED                                                                                     LIMITED      BOND FUND
PIONEER      MATURITY                                                                     PIONEER        MATURITY     PRO FORMA
BOND         BOND                                                                         BOND           BOND         COMBINED
FUND         FUND            PRO FORMA                                                    FUND           FUND
                                             Capital Goods
                                             Engineering & Construction
  895,000                  895,000 B+/B2     Metromedia Fiber Network Inc.,
                                             10.0%, 11/15/08                                  760,750                      760,750
                                                                                          -----------------------------------------
                                             Waste Management
1,000,000                1,000,000 BB/Ba3    Azurix Corp., 10.375%, 2/15/07                   990,000                      990,000
               325,000     325,000 BBB/Ba1   USA Waste Services, 6.5%, 12/15/02                             318,552        318,552
                                                                                          -----------------------------------------
                                                                                              990,000       318,552        1308552
                                                                                          -----------------------------------------
                                             Total Capital Goods                            1,750,750       318,552      2,069,302
                                                                                          -----------------------------------------
                                             Communication Services
                                             Cellular/Wireless Telecommunications
1,000,000                1,000,000 B/B3      Crown Castle International Corp.,
                                             9.0%, 5/15/11                                    960,000                      960,000
               700,000     700,000 A-/A2     Deutsche Telekom International Finance,
                                             7.75%, 6/15/05                                                 713,468        713,468
               450,000     450,000 B/B2      CitiGroup Inc., 7.125%, 10/15/04                               449,793        449,793
               100,000     100,000 BBB-/Baa3 Union Pacific Corp., 6.125%, 1/15/04                            98,197         98,197
                                                                                          -----------------------------------------
                                                                                              960,000     1,261,458      2,221,458
                                                                                          -----------------------------------------
                                             Telecommunications (Long Distance)
1,000,000                1,000,000 A/A2      AT&T Corp., 8.125%, 1/15/22                      953,780                      953,780
                                                                                          -----------------------------------------
                                             Total Communication Services                   1,913,780     1,261,458      3,175,238
                                                                                          -----------------------------------------
                                             Consumer Cyclicals
                                             Automobiles
2,000,000                2,000,000 A/A2      General Motors Corp., 9.4%, 7/15/21            2,279,160                    2,279,160
               500,000     500,000 BBB-/Baa3 A. H. Belo Corp., 6.875%, 6/1/02                               495,705        495,705
               500,000     500,000 BBB/Baa2  Delphi Auto Systems, 6.125%, 5/1/04                            479,885        479,885
               500,000     500,000 A/A2      General Motors Acceptance Corp.,
                                             6.70%, 12/10/07                                                513,735        513,735
               200,000     200,000 BBB-/Baa3 Penny (J.C.) & Co., Inc., 6.5%, 6/15/02                        170,324        170,324
             1,000,000   1,000,000 BBB-/Baa3 Shopko Stores, 6.5%, 8/15/03                                   620,000        620,000
                                                                                          -----------------------------------------
                                                                                            2,279,160     2,279,649      4,558,809
                                                                                          -----------------------------------------
                                             Building Materials
  750,000                  750,000 B/B2      NCI Building Systems, Inc., 9.25%, 5/1/0         682,500                      682,500
  750,000                  750,000 B+/B1     Nortek Inc., 9.125%, 9/1/07                      678,750                      678,750
                                                                                          -----------------------------------------
                                                                                            1,361,250                    1,361,250
                                                                                          -----------------------------------------
                                             Hardware & Tools
  500,000                  500,000 B+/B2     Scott's Corp., 8.625%, 1/15/09 (144A)            475,000                      475,000
                                                                                          -----------------------------------------
                                             Homebuilding
  370,000                  370,000 BB+/Ba2   Toll Corp., 8.125%, 2/1/09                       351,500                      351,500
                                                                                          -----------------------------------------
                                             Publishing (Newspapers)
1,000,000                1,000,000 BBB/Baa2  Harcourt General, Inc., 7.3%, 8/01/97            835,710                      835,710
1,500,000                1,500,000 BBB-/Baa3 News America Holdings, Inc.,
                                             10.125%, 10/15/12                              1,642,590                    1,642,590
                                                                                          -----------------------------------------
                                                                                            2,478,300                    2,478,300
                                                                                          -----------------------------------------
                                             Retail
1,000,000                1,000,000 AA/Aa2    Wal-Mart Stores, Inc., 8.62%, 1/1/10           1,088,970                    1,088,970
1,000,000                1,000,000 AA/Aa2    Wal-Mart Stores, Inc., 8.5%, 9/15/24           1,177,140                    1,177,140
                                                                                          -----------------------------------------
                                                                                            2,266,110                    2,266,110
                                                                                          -----------------------------------------
                                             Textiles (Apparel) - 0.7%
1,000,000                1,000,000 BBB-/Baa2 Jones Apparel Group, Inc.,
                                             7.875%, 6/15/06                                  945,880                      945,880
                                                                                          -----------------------------------------
                                             Total Consumer Cyclicals                      10,157,200     2,279,649     12,436,849
                                                                                          -----------------------------------------
                                             Consumer Staples
1,000,000                1,000,000 BB+/Ba1   British Sky Broadcasting Corp.,
                                             8.2%, 7/15/09                                    943,870                      943,870
1,000,000      350,000   1,350,000 B+/B2     Charter Communications Holdings LLC,
                                             8.25%, 4/1/07                                    915,000       320,250      1,235,250
2,200,000                2,200,000 A/A2      Continental Cablevision, Inc., 9.5%, 8/1/13    2,410,342                    2,410,342
1,500,000                1,500,000 BBB/Baa1  Cox Enterprises, 7.375%, 6/15/09 (144A)        1,500,225                    1,500,225
1,250,000                1,250,000 A/A2      Tele-Communications, Inc., 10.125%, 4/15/22    1,489,550                    1,489,550
                                                                                          -----------------------------------------
                                                                                            7,258,987       320,250      7,579,237
                                                                                          -----------------------------------------

           See accompanying notes to pro forma financial statements.

             PIONEER                                                                                     PIONEER     PIONEER
             LIMITED                                                                                     LIMITED     BOND FUND
PIONEER      MATURITY                                                                     PIONEER        MATURITY    PRO FORMA
BOND         BOND                                                                         BOND           BOND        COMBINED
FUND         FUND            PRO FORMA                                                    FUND           FUND
                                             Distributors (Food & Health)
  750,000                  750,000 B-/B3     Fisher Scientific International Inc.,
                                             9.0%, 2/1/08                                     686,250                      686,250
1,000,000                1,000,000 BBB+/Baa1 SUPERVALU Inc., 8.875%, 11/15/22                 992,320                      992,320
               350,000     350,000 BBB+/Baa1 SUPERVALU Inc., 9.75%, 6/15/04                                 370,122        370,122
1,250,000                1,250,000 B/B2      Wesco Distribution Inc., 9.125%, 6/1/08        1,100,000                    1,100,000
                                                                                          -----------------------------------------
                                                                                            2,778,570       370,122      3,148,692
                                                                                          -----------------------------------------
                                             Entertainment
1,000,000      500,000   1,500,000 B-/B3     Premier Parks, Inc., 9.75%, 6/15/07              965,000       482,500      1,447,500
2,000,000                2,000,000 BBB/Baa1  Time Warner Inc., 9.15%, 2/1/23                2,316,320                    2,316,320
                                                                                          -----------------------------------------
                                                                                            3,281,320       482,500      3,763,820
                                                                                          -----------------------------------------
                                             Household Products (Non-Durables)
  750,000                  750,000 B/B2      Playtex Family Products Corp.,
                                             9.0%, 12/15/03                                   716,250                      716,250
                                                                                          -----------------------------------------
                                             Total Consumer Staples                        14,035,127     1,172,872     15,207,999
                                                                                          -----------------------------------------
                                             Energy
                                             Oil (Domestic Integrated)
2,000,000                2,000,000 BBB/Baa2  Phillips Petroleum Co., 9.18%, 9/15/21         2,213,900                    2,213,900
               200,000     200,000 BBB-/Baa3 Valero Energy Corp., 7.375%, 3/15/06                           204,396        204,396
                                                                                          -----------------------------------------
                                                                                            2,213,900       204,396      2,418,296
                                                                                          -----------------------------------------
                                             Oil (International Integrated)
1,053,000                1,053,000 AA+/Aa1   Imperial Oil Ltd., 8.75%, 10/15/19             1,090,308                    1,090,308
1,200,000                1,200,000 A+/A1     Texaco Capital Corp., 8.25%, 10/1/06           1,319,508                    1,319,508
                                                                                          -----------------------------------------
                                                                                            2,409,816                    2,409,816
                                                                                          -----------------------------------------
                                             Oil & Gas (Drilling & Equipment)
1,500,000      500,000   2,000,000 A-/A3     Nabors Industries Inc., 6.8%, 4/15/04          1,510,545       503,515      2,014,060
  750,000                  750,000 B+/B1     Parker Drilling Co., 9.75%, 11/15/06             755,625                      755,625
                                                                                          -----------------------------------------
                                                                                            2,266,170       503,515      2,769,685
                                                                                          -----------------------------------------
                                             Oil & Gas (Production/Exploration)
1,000,000                1,000,000 BB/Ba2    EOTT Energy Partners LP, 11.0%, 10/1/09        1,035,000                    1,035,000
2,000,000                2,000,000 BB-/Ba2   Gulf Canada Resources Ltd.,
                                             9.625%, 7/1/05                                 2,104,360       526,090      2,630,450
  975,000      300,000   1,275,000 BB+/Ba1   Santa Fe Snyder Corp., 8.05%, 6/15/04          1,018,748       313,461      1,332,209
                                                                                          -----------------------------------------
                                                                                            4,158,108       839,551      3,962,659
                                                                                          -----------------------------------------
                                             Oil & Gas (Refining & Marketing)
1,000,000                1,000,000 BBB/Baa2  Ashland Oil Co., 8.8%, 11/15/12                1,104,830                    1,104,830
                                                                                          -----------------------------------------
                                             Total Energy                                  12,152,824     1,547,462     13,700,286
                                                                                          -----------------------------------------
                                             Financial
                                             Banks (Major Regional)
1,000,000                1,000,000 AA-/Aa3   Barclays North America Capital Corp.,
                                             9.75%, 5/15/21                                 1,058,280                    1,058,280
1,550,000                1,550,000 A-/A2     Corestates Capital Corp.,
                                             9.375%, 4/15/03                                1,634,708                    1,634,708
2,000,000                2,000,000 A+/A2     Mellon Bank NA, 7.375%, 5/15/07                2,047,860                    2,047,860
  500,000                  500,000 A/A1      Republic New York Corp., 9.3%, 6/1/21            564,595                      564,595
                                                                                          -----------------------------------------
                                                                                            5,305,443                    5,305,443
                                                                                          -----------------------------------------
                                             Banks (Money Center)
1,000,000                1,000,000 AA-/Aa3   National Westminster Bancorp, Inc.,
                                             9.375%, 11/15/03                               1,078,660                    1,078,660
                                                                                          -----------------------------------------
                                             Banks (Regional)
2,000,000                2,000,000 A+/A1     Bank of Montreal, 7.8%, 4/1/07                 2,088,520                    2,088,520
                                                                                          -----------------------------------------
                                             Consumer Finance
1,000,000      500,000   1,500,000 BB+/Baa3  Capital One Financial Corp.,
                                             7.125%, 8/1/08                                   895,400       447,700      1,343,100
3,000,000                3,000,000 A+/A1     Ford Capital BV, 9.5%, 6/1/10                  3,445,050                    3,445,050
               300,000     300,000 A/A2      Ford Motor Credit Corp., 6.7%, 7/16/04                         299,949        299,949
               250,000     250,000 AAA/Aaa   General Electric Capital, 6.50%, 12/10/07                      256,072        256,072
                                                                                          -----------------------------------------
                                                                                            4,340,450     1,003,721      5,344,171
                                                                                          -----------------------------------------

           See accompanying notes to pro forma financial statements.

             PIONEER                                                                                     PIONEER       PIONEER
             LIMITED                                                                                     LIMITED       BOND FUND
PIONEER      MATURITY                                                                     PIONEER        MATURITY      PRO FORMA
BOND         BOND                                                                         BOND           BOND          COMBINED
FUND         FUND            PRO FORMA                                                    FUND           FUND
                                             Financial (Diversified)
1,000,000                1,000,000 A+/A2     American General Finance Corp.,
                                             8.125%, 8/15/09                                1,064,980                    1,064,980
1,100,000                1,100,000 A+/A1     Associates Corp., 8.15%, 8/1/09                1,179,585                    1,179,585
1,000,000                1,000,000 BBB+/Baa1 AvalonBay Communities Inc.,
                                             6.8%, 7/15/06                                    984,340                      984,340
1,500,000                1,500,000 A-/A3     Hertz Corp., 6.25%, 3/15/09                    1,398,525                    1,398,525
               200,000     200,000 A+/A1     Goldman Sachs Group, 7.35%, 10/1/09                            204,336        204,336
                                                                                          -----------------------------------------
                                                                                            4,627,430       204,336      4,831,766
                                                                                          -----------------------------------------
                                             Insurance (Property-Casualty)
1,500,000                1,500,000 AAA/Aa1   GEICO Corp., 9.15%, 9/15/21                    1,586,430                    1,586,430
1,535,000                1,535,000 AA/Aa2    National Re Corp., 8.85%, 1/15/05              1,655,221                    1,655,221
1,000,000                1,000,000 BBB+/Baa1 W.R. Berkley, 8.7%, 1/1/22                       917,350                      917,350
                                                                                          -----------------------------------------
                                                                                            4,159,001                    4,159,001
                                                                                          -----------------------------------------
                                             Real Estate
1,000,000                1,000,000 BBB-/Baa3 Colonial Realty Senior Note,
                                             7.00%, 7/14/07                                   954,170                      954,170
1,500,000                1,500,000 BBB/Baa3  Mack-Cali Realty, 7.25%, 03/15/09              1,467,120                    1,467,120
               500,000     500,000 BBB-/Baa2 The Rouse Co., 8.05%, 3/23/01                                  499,865        499,865
               800,000     800,000 BBB/Baa2  SPieker Properties L.P., 6.8%, 12/15/01                        798,656        798,656
                                                                                          -----------------------------------------
                                                                                            2,421,290     1,298,521      3,719,811
                                                                                          -----------------------------------------
                                             Total Financial                               24,020,794     2,506,578     26,527,372
                                                                                          -----------------------------------------
                                             Healthcare
                                             Healthcare (Diversified)
  861,000                  861,000 B/B3      King Pharmaceutical Inc.,
                                             10.75%, 2/15/09                                  908,355                      908,355
                                                                                          -----------------------------------------
                                             Healthcare (Hospital Management)
  375,000                  375,000 BB+/Ba2   Columbia/HCA Healthcare Corp.,
                                             7.25%, 5/20/08                                   360,274                      360,274
1,000,000                1,000,000 BB-/Ba3   Tenet Healthcare Corp., 8.125%, 12/1/08        1,010,000                    1,010,000
                                                                                          -----------------------------------------
                                                                                            1,370,274                    1,370,274
                                                                                          -----------------------------------------
                                             Healthcare (Medical Products/Supplies)
1,070,000                1,070,000 BB+/Ba1   Beckman Instruments, Inc., 7.05%, 6/1/26       1,053,875                    1,053,875
  750,000                  750,000 B/B2      Bio-Rad Labs Inc., 11.625%, 2/15/07              772,500                      772,500
1,500,000      500,000   2,000,000 A-/Baa1   Guidant Corp., 6.15%, 2/15/06                  1,424,385       474,795      1,899,180
                                                                                          -----------------------------------------
                                                                                            3,250,760       474,795      3,725,555
                                                                                          -----------------------------------------
                                             Total Healthcare                               5,529,389       474,795      6,004,184
                                                                                          -----------------------------------------
                                             Technology
                                             Computer (Hardware)
  900,000      250,000   1,150,000 BBB+/Baa1 Sun Microsystems Inc., 7.65%, 8/15/04            924,885       252,953      1,177,838
                                                                                          -----------------------------------------
                                             Communications Equipment
               325,000     325,000           Computer Science Corp., 7.5%, 8/8/05                           335,566        335,566
  100,000      150,000     250,000 B+/B2     L-3 Communications Holdings Corp.,
                                             8.50%, 5/15/08                                    94,750       142,125        236,875
                                                                                          -----------------------------------------
                                                                                               94,750       477,691        572,441
                                                                                          -----------------------------------------
                                             Total Technology                               1,019,635       730,644      1,750,279
                                                                                          -----------------------------------------
                                             Transportation
                                             Airfreight
2,000,000                2,000,000 BBB+/A3   Federal Express Corp., 8.4%, 3/23/10           2,113,360                    2,113,360
                                                                                          -----------------------------------------
                                             Airlines
1,461,555                1,461,555 BBB/A2    American Airlines, Inc., 9.71%, 1/2/07         1,562,081                    1,562,081
1,000,000      500,000   1,500,000 BB/Ba2    Northwest Airlines, Inc., 8.52%, 4/7/04          963,560       481,780      1,445,340
1,876,673                1,876,673 A/A1      Southwest Airlines Co., 7.67%, 1/2/14          1,940,311                    1,940,311
1,000,000                1,000,000 BB+/Baa3  United Air Lines, Inc., 9.125%, 1/15/12        1,000,860                    1,000,860
                                                                                          -----------------------------------------
                                                                                            5,466,812       481,780      5,948,592
                                                                                          -----------------------------------------
                                             Railroads
1,000,000                1,000,000 BBB+/Baa1 Norfolk Southern Corp., 9.0%, 3/1/21           1,132,550                    1,132,550
                                                                                          -----------------------------------------
                                             Total Transportation                           8,712,722       481,780      9,194,502
                                                                                          -----------------------------------------

           See accompanying notes to pro forma financial statements.

             PIONEER                                                                                     PIONEER       PIONEER
             LIMITED                                                                                     LIMITED       BOND FUND
PIONEER      MATURITY                                                                     PIONEER        MATURITY      PRO FORMA
BOND         BOND                                                                         BOND           BOND          COMBINED
FUND         FUND            PRO FORMA                                                    FUND           FUND
                                             Utilities
                                             Electric Companies
1,000,000      250,000   1,250,000 BBB-/Baa3 Great Lakes Power Inc., 8.3%, 3/1/05           1,029,270       257,318      1,286,588
  585,000      150,000     735,000 BBB/Baa2  NiSource Finance, 7.875%, 11/15/10 (144A)        617,467       158,325        775,792
1,000,000                1,000,000 A/A2      Virginia Electric and Power Co.,
                                             8.75%, 4/1/21                                  1,068,770                    1,068,770
                                                                                          -----------------------------------------
                                                                                            2,715,507       415,643      3,131,150
                                                                                          -----------------------------------------
                                             Natural Gas
1,000,000      500,000   1,500,000 BBB-/Baa2 KN Energy Inc., 6.45%, 11/30/01                  996,330       498,165      1,494,495
1,000,000                1,000,000 A-/Baa1   Northern Natural Gas, 7.0%,
                                             6/1/11 (144A)                                    984,600                      984,600
1,000,000                1,000,000 A/A2      Oneok, Inc., 6.0%, 2/1/09                        928,470                      928,470
1,000,000                1,000,000 BBB/Baa2  Sonat Inc., 7.625%, 7/15/11                    1,044,350                    1,044,350
                                                                                          -----------------------------------------
                                                                                            3,953,750       498,165      4,451,915
                                                                                          -----------------------------------------
                                             Total Utilities                                6,669,257       913,808      7,583,065
                                                                                          -----------------------------------------
                                             Total Corporate Bonds                         91,687,868    16,499,500    108,187,368
                                                                                          -----------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS
                21,884      21,884           Federal Home Loan Mortgage Corp.,
                                             8.00%, 5/15/06                                                  21,880         21,880
                28,573      28,573           Federal Home Loan Mortgage Corp.,
                                             7.00%, 7/15/06                                                  28,560         28,560
               291,016     291,016           Federal Home Loan Mortgage Corp.,
                                             8.00%, 9/15/06                                                 301,012        301,012
               124,602     124,602           Federal Home Loan Mortgage Corp.,
                                             7.00%, 3/15/21                                                 125,212        125,212
               497,865     497,865           Federal Home Loan Mortgage Corp.,
                                             7.00%, 7/1/30                                                  504,895        504,895
                84,363      84,363           Federal National Mortgage Corp., REMIC
                                             6.50%, 7/15/08                                                  84,473         84,473
               500,000     500,000           Federal National Mortgage Corp., REMIC
                                             7.00%, 02/15/20                                                506,230        506,230
               333,432     333,432           Federal National Mortgage Corp., REMIC
                                             6.50%, 10/15/21                                                335,515        335,515
               464,740     464,740           Federal National Mortgage Corp., REMIC
                                             6.50%, 04/15/28                                                460,897        460,897
               200,000     200,000           Federal National Mortgage Corp., REMIC
                                             7.30%, 08/24/06                                                201,528        201,528
               300,000     300,000           Federal National Mortgage Corp., REMIC
                                             6.22%, 06/24/08                                                293,529        293,529
               258,583     258,583           Federal National Mortgage Corp., REMIC
                                             7.15%, 07/25/03                                                259,095        259,095
               430,765     430,765           Federal National Mortgage Corp., REMIC
                                             6.70%, 07/25/19                                                430,881        430,881
                38,932      38,932           Federal National Mortgage Corp., REMIC
                                             6.75%, 06/25/19                                                 38,770         38,770
               469,656     469,656           Federal National Mortgage Corp., REMIC
                                             6.50%, 04/25/08                                                476,038        476,038
               302,837     302,837           Federal National Mortgage Corp., REMIC
                                             7.00%, 10/25/07                                                313,688        313,688
               520,235     520,235           Federal National Mortgage Corp., REMIC
                                             6.50%, 09/25/08                                                510,980        510,980
                16,399      16,399           Federal National Mortgage Corp., REMIC
                                             7.50%, 07/25/18                                                 16,341         16,341
               350,000     350,000           Federal National Mortgage Corp., REMIC
                                             5.90%, 06/19/03                                                348,296        348,296
               250,000     250,000           Federal National Mortgage Corp., MTN,
                                             6.16%, 03/02/09                                                241,965        241,965
               244,120     244,120           Federal National Mortgage Corp., REMIC
                                             7.50%, 08/01/20                                                248,799        248,799
               391,335     391,335           Federal National Mortgage Corp.,
                                             7.50%, 04/01/30                                                396,739        396,739
               499,950     499,950           Federal National Mortgage Corp., REMIC
                                             7.00%, 12/01/30                                                500,355        500,355
               699,931     699,931           Federal National Mortgage Corp., REMIC
                                             6.50%, 04/15/28                                                700,498        700,498
               500,000     500,000 AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             7.00%, 11/1/02                                                 500,720        500,720
    8,224                    8,224 AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             10.0%, 11/1/02                                     8,288                        8,288

           See accompanying notes to pro forma financial statements.

             PIONEER                                                                                     PIONEER       PIONEER
             LIMITED                                                                                     LIMITED       BOND FUND
PIONEER      MATURITY                                                                     PIONEER        MATURITY      PRO FORMA
BOND         BOND                                                                         BOND           BOND          COMBINED
FUND         FUND            PRO FORMA                                                    FUND           FUND
   25,223                   25,223 AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             10.5%, 4/1/19                                     26,853                       26,853
   24,859                   24,859 AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                             REMIC Series 1988-24B, 9.5%, 1/15/05              25,481                       25,481
   27,592                   27,592 AAA/Aaa   Federal National Mortgage Corp.,
                                             11.0%, 6/1/19                                    127,207                      127,207
  117,113                  117,113 AAA/Aaa   Federal National Mortgage Corp.,
                                             10.0%, 7/1/19                                     28,927                       28,927
  145,186                  145,186 AAA/Aaa   Federal National Mortgage Corp., REMIC
                                             1989-19A, 10.3%, 4/25/19                         158,463                      158,463
    7,751                    7,751 AAA/Aaa   Federal National Mortgage Corp., REMIC
                                             1989-19B, 10.3%, 4/25/19                           8,653                        8,653
               654,912     654,912 AAA/Aaa   Government National Mortgage Association
                                              7.50%, 8/20/28                                                663,065        663,065
               426,864     426,864 AAA/Aaa   Government National Mortgage Association
                                              7.50%, 3/20/26                                                432,712        432,712
                89,222      89,222 AAA/Aaa   Government National Mortgage Association
                                              6.50%, 3/20/29                                                 87,963         87,963
               856,429     856,429 AAA/Aaa   Government National Mortgage Association II
                                              7.00%, 1/20/29                                                857,192        857,192
               185,176     185,176 AAA/Aaa   Government National Mortgage Association II
                                              6.50%, 2/20/29                                                182,564        182,564
               454,612     454,612 AAA/Aaa   Government National Mortgage Association
                                              7.50%, 10/15/29                                               462,118        462,118
               310,235     310,235 AAA/Aaa   Government National Mortgage Association
                                              7.50%,2/15/26                                                 316,132        316,132
               599,940     599,940 AAA/Aaa   Government National Mortgage Association
                                              7.00%, 12/15/30                                               602,532        602,532
               261,113     261,113 AAA/Aaa   Government National Mortgage Association
                                              6.50% , 2/15/29                                               258,324        258,324
               500,000     500,000 AAA/Aaa   Government National Mortgage Association
                                             7.00%, 12/15/30                                                502,160        502,160
               923,623     923,623 AAA/Aaa   Government National Mortgage Association
                                             7.00%, 4/15/29                                                 927,613        927,613
               457,724     457,724 AAA/Aaa   Government National Mortgage Association
                                              7.75%, 2/15/30                                                467,199        467,199
               392,536     392,536 AAA/Aaa   Government National Mortgage Association
                                             Remic Series 1998-24, 6.50%, 11/20/24                          398,640        398,640
   47,152                   47,152 AAA/Aaa   Government National Mortgage Association
                                             10.0%, 1/15/06                                    48,196                       48,196
2,384,013                2,384,013 AAA/Aaa   Government National Mortgage Association
                                             8.0%, 5/15/30                                  2,443,375                    2,443,375
   29,807                   29,807 AAA/Aaa   Government National Mortgage Association
                                             9.5%, 12/20/20                                    30,953                       30,953
   24,336                   24,336 AAA/Aaa   Government National Mortgage Association,
                                             Midget, 10.0%, 5/15/04                            24,844                       24,844
  147,845                  147,845 AAA/Aaa   Government National Mortgage Association,
                                             10%, 1/15/18 to 7/15/20                          155,505                      155,505
   20,826                   20,826 AAA/Aaa   Government National Mortgage Association,
                                             9.5%, 5/15/20                                     21,852                       21,852
6,806,188                6,806,188 AAA/Aaa   Government National Mortgage Association,
                                             7.5%, 5/15/27 to 2/15/30                       6,921,907                    6,921,907
  918,408                  918,408 AAA/Aaa   Government National Mortgage Association,
                                             8.00%, 1/15/30                                   941,276                      941,276
7,544,067                7,544,067 AAA/Aaa   Government National Mortgage Association,
                                             7%, 12/15/13 to 2/15/30                        7,579,519                    7,579,519
  892,149                  892,149 AAA/Aaa   Government National Mortgage Association,
                                             8%, 11/15/29                                     914,364                      914,364
1,941,652                1,941,652 AAA/Aaa   Government National Mortgage Association,
                                             7.5%, 8/15/29                                  1,973,708                    1,973,708
1,899,999                1,899,999 AAA/Aaa   Government National Mortgage Association,
                                             7%, 11/15/28                                   1,914,743                    1,914,743
1,500,000                1,500,000 AAA/Aaa   Government National Mortgage Association,
                                             Remic Series 1998-21, 6.5%, 10/20/11           1,481,715                    1,481,715
  750,000                  750,000           U.S. Treasury Notes, 6.25%, 8/15/23              811,208                      811,208
3,000,000                3,000,000           U.S. Treasury Bonds, 8.00%, 11/15/21           3,881,070                    3,881,070
2,850,000                2,850,000           U.S. Treasury Bonds, 5.75%, 8/15/10            2,986,715                    2,986,715
3,000,000                3,000,000           U.S. Treasury Notes, 7.5%, 11/15/16            3,620,730                    3,620,730
               500,000     500,000           U.S. Treasury Bonds 7.875%, 11/15/07                           521,445        521,445
               800,000     800,000           U.S. Treasury Notes, 6.625%, 5/15/07                           862,912        862,912
               500,000     500,000           U.S. Treasury Notes, 6.00%, 8/15/09                            527,725        527,725
             1,050,000   1,050,000           U.S TREASURY NOTES                                           1,108,023      1,108,023
                                                                                          -----------------------------------------
                                             Total U.S. Government and
                                             Agency Obligations                            36,135,552    17,025,215     53,160,767
                                                                                          -----------------------------------------

           See accompanying notes to pro forma financial statements.


             PIONEER                                                                                     PIONEER       PIONEER
             LIMITED                                                                                     LIMITED       BOND FUND
PIONEER      MATURITY                                                                     PIONEER        MATURITY      PRO FORMA
BOND         BOND                                                                         BOND           BOND          COMBINED
FUND         FUND            PRO FORMA                                                    FUND           FUND
                                             FOREIGN GOVERNMENT SPONSORED
1,500,000                1,500,000 A+/A2     Hydro-Quebec, 8.0%, 2/1/13                     1,683,285                    1,683,285
1,000,000                1,000,000 A/A2      Province of Saskatchewan,
                                             9.375%, 12/15/20                               1,269,320                    1,269,320
                                                                                          -----------------------------------------
                                             Total Foreign Government Sponsored             2,952,605                    2,952,605
                                                                                          -----------------------------------------
                                             Temporary Cash Investment
  607,000    1,271,000   1,878,000 AAA/Aaa   American Express, 6.48%, Due 01/02/01            607,000     1,271,000      1,878,000
                                                                                          -----------------------------------------
                                             Total Temporary Cash Investment                  607,000     1,271,000      1,878,000
                                                                                          -----------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES
                                             AND TEMPORARY CASH INVESTMENTS               134,628,705    35,247,026    169,875,731
                                                                                          -----------------------------------------
NOTE: The surviving fund (Pioneer Bond Fund) does not anticipate selling securities as a result of this reorganization.


           See accompanying notes to pro forma financial statements.

PIONEER BOND FUND
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(UNAUDITED)


                                                                    PIONEER
                                                                    LIMITED                               BOND FUND
                                                    PIONEER         MATURITY             PRO                PRO
                                                      BOND            BOND              FORMA              FORMA
                                                      FUND            FUND            ADJUSTMENTS         COMBINED
ASSETS:
      Investment in securities, at value
      (Pro forma combined cost of $170,299,969)     $134,628,705   $35,247,026                          $169,875,731
      Cash                                               829,920             -                               829,920
      Foreign currencies, at value                             -             -                                     -
      Receivables -                                                                                                -
          Investment securities sold                     589,091     1,193,000                             1,782,091
          Fund shares sold                                76,710       390,197                               466,907
          Forward foreign currency settlement
          hedge contracts - net                                -             -                                     -
          Interest                                     2,615,446       350,128                             2,965,574
      Other                                                3,776        59,501                                63,277
                                                    ---------------------------                         -------------
              Total assets                          $138,743,648   $37,239,852                          $175,983,500
                                                    ---------------------------                         -------------

LIABILITIES:
      Payables -
          Investment securities purchased           $    800,392   $ 1,771,286                          $  2,571,678
          Fund shares repurchased                        464,178        68,989                               533,167
          Dividends                                      172,954       178,393                               351,347
      Due to bank                                              -           124                                   124
      Due to affiliates                                  268,084        53,615                               321,699
      Accrued expenses                                    91,716        55,995                               147,711

                                                    ---------------------------                         -------------
              Total liabilities                     $  1,797,324   $ 2,128,402                          $  3,925,726

                                                    ---------------------------                         -------------
NET ASSETS:
      Paid-in capital                               $149,663,145   $41,389,096                          $191,052,241
      Accumulated undistributed net investment
      gain                                                 3,325         1,761                                (5,086)
      Accumulated net realized loss on investments   (12,547,934)   (6,027,381)                          (18,575,315)
      Net unrealized gain (loss) on investments         (172,212)     (252,026)                             (424,238)
                                                    ---------------------------                         -------------
              Total net assets                      $136,946,324   $35,111,450                          $172,057,774

                                                    ===========================                         =============



OUTSTANDING SHARES:
(Unlimited number of shares authorized)
      Class A                                         11,068,122     7,839,659     (4,582,117) (a)        14,325,664


                                                    ===========================                         -------------
      Class B                                          3,940,588     1,783,122     (1,039,490) (a)         4,684,220

                                                    ===========================                         -------------
      Class C                                            708,171             -                               708,171
                                                    ===========================                         -------------
      Class Y                                                  -        75,107        (43,727) (a)            31,380

                                                    ===========================                         -------------


NET ASSET VALUE PER SHARE:
      Class A                                       $       8.72   $      3.62                          $       8.72
                                                    ===========================                         =============
      Class B                                       $       8.69   $      3.62                          $       8.69
                                                    ===========================                         =============
      Class C                                       $       8.70   $         -                          $       8.70
                                                    ===========================                         =============
      Class Y                                       $          -   $      3.64                          $       8.72
                                                    ===========================                         =============
MAXIMUM OFFERING PRICE:
      Class A                                       $       9.13   $      3.71                          $       9.13
                                                    ===========================                         =============

(A) Reflects net shares retired.

           See accompanying notes to pro forma financial statements.

PIONEER BOND FUND
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(UNAUDITED)


                                                                    PIONEER
                                                                    LIMITED
                                                    PIONEER         MATURITY             PRO             BOND FUND
                                                      BOND            BOND              FORMA                PRO
                                                      FUND            FUND            ADJUSTMENTS          FORMA
                                                                                                          COMBINED
INVESTMENT INCOME:
     Interest                                       $11,799,452    $ 2,913,419                          $14,712,871
                                                    ---------------------------                         ------------
EXPENSES:
     Management fees                                $   743,648    $   208,009                          $   951,657
     Transfer agent fees
         Class A                                        360,712        163,910                              524,622
         Class B                                        221,190         18,376                              239,566
         Class C                                         32,044                                              32,044
         Class Y                                                           103                                  103
     Distribution fees
         Class A                                        261,768         86,659                              348,427
         Class B                                        373,594         66,887                              440,481
         Class C                                         66,639              -                               66,639
     Administrative fees                                 34,124         29,800                               63,924
     Custodian fees                                      38,218         22,502                               60,720
     Registration fees                                   11,026         37,184                               48,210
     Professional fees                                   27,934         28,502        (28,502)(a)            27,934
     Printing                                            59,730         16,715                               76,445
     Fees and expenses of nonaffiliated trustees         21,752         15,808        (15,808)(a)            21,752
     Miscellaneous                                       10,079          8,624                               18,703
                                                    ---------------------------                         ------------
            Total expenses                          $ 2,262,458    $   703,079                          $ 2,921,227
            Less management fees waived by Pioneer
                Investment Management, Inc.                   -       (300,321)       300,321 (b)                 -
            Less fees paid indirectly                   (42,579)       (13,986)                             (56,565)
                                                    ---------------------------                         ------------
            Net expenses                            $ 2,219,879    $   388,772                          $ 2,864,662
                                                    ---------------------------                         ------------
                Net investment income               $ 9,579,573    $ 2,524,647                          $11,848,209
                                                    ---------------------------                         ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments               $(5,152,827)   $(1,609,239)                         $(6,762,066)
     Change in net unrealized gain (loss) on
         investments                                  6,570,293      1,704,216                            8,274,509
                                                    ---------------------------                         ------------
        Net gain on investments                     $ 1,417,466    $    94,977                          $ 1,512,443
                                                    ---------------------------                         ------------
         Net increase in net assets resulting
             from operations                        $10,997,039    $ 2,619,624                          $13,360,652
                                                    ---------------============                         ============

(a) Reflects reduction in expenses due to elimination of duplicate services.
(b) Management fees conformed to Pioneer Bond Fund's management contract.


           See accompanying notes to pro forma financial statements.

Pioneer Bond Fund

NOTES TO FINANCIAL STATEMENTS 12/31/00 (unaudited)

1. GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Pioneer Limited Maturity Bond Fund by Pioneer Bond Fund, as if such acquisition had taken place on January 1, 2000.

Financial information presented in accompanying pro forma financial statements has been prepared in conformity with Regulation S-X.

Under the terms of an Agreement and Plan of Reorganization, the combination of Pioneer Bond Fund and Pioneer Limited Maturity Bond Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of Pioneer Limited Maturity Bond Fund in exchange for shares of Pioneer Bond Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Pioneer Limited Maturity Bond Fund and Pioneer Bond Fund have been combined as of and for the fiscal year ended December 31, 2000.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned merger of Pioneer Limited Maturity Bond Fund and Pioneer Bond Fund had taken place as of January 1, 2000.


2. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Fund's portfolio.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.


   As required, effective July 1, 2001, the Fund will adopt the provision of the AICPA Audit & Accounting Guide for Investment Companies and began amortizing discount or premium for all debt securities. This change will have no impact on the Fund's total net assets and is expected to result in an immaterial reduction in the cost of securities and a corresponding increase in net unrealized appreciation (depreciation).

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earns underwriting commissions on the sale of Fund shares.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 5). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

3. PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on January 1, 2000. Adjustments have been made to expenses for duplicated services that would not have been incurred if the merger took place on January 1, 2000. In addition, adjustments have been made to expenses to reflect management fees incurred and no longer waived as if the merger had taken place on January 1, 2000.

4. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 2000, $76,027 was payable to PIM related to management fees, administrative fees and certain other services.

5. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $184,330 in transfer agent fees payable to PIMSS at December 31, 2000.

6. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A
Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $61,342 in distribution fees payable to PFD at December 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase.

Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD.

7. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended December 31, 2000, the Fund's expenses were reduced by $56,565 under such arrangements.




                                     OTHER INFORMATION


Item 15.  Indemnification

Except for the Agreement and Declaration of Trust dated January 5, 1999 establishing the Fund as a Trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified. The Declaration provides that no Trustee or officer will be indemnified against any liability of which the Fund would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Insofar as indemnification for liability arising under the Securities
Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

Exhibit Reference
                1.       Agreement and Declaration of Trust(1)
                1.1      Certificate of Trust(1)
                1.2      Establishment and Designation of Classes(1)
                2.       Amended and Restated By-Laws(5)
                3.       Not applicable.
                4.       Agreement and Plan of Reorganization(1)
                4.1      Agreement and Plan of Reorganization (6)
                5.       Specimen Stock Certificate (1)
                6.       Management Contract(5)
                7.       Underwriting Agreement(5)
                7.2      Form of Dealer Sales Agreement(5)
                8.       Not applicable.
                9.       Custodian Agreement with Brown Brothers
                         Harriman & Co.(2)
                9.1      Form of Amendment to Custody Agreement(1)
                10.      Amended Class A Distribution Plan(5)
                10.1     Class B Distribution Plan(1)
                10.2     Class C Distribution Plan(1)
                11. Opinion and Consent of Counsel (legality of securities being registered)(5)
                12.      Opinion of Counsel (supporting tax matters in
                         the prospectus) (6)
                13.      Administration Agreement(3)
                13.1     Investment Company Service Agreement(5)
                14.      Consent of Independent Public Accountants(6)
                15.      None
                16.      Powers of Attorney (6)
                17       Form of Multi-Class Plan Pursuant to
                         Rule 18f-3 Plan(1)
-----------------------

(1) Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registration Statement (file No. 2-62436) with the Securities and Exchange Commission (the "SEC") on May 14, 1999 (accession number 0000276776-99-000013).

(2) Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 23 to the Registration Statement on October 27, 1995 (accession number 0000276776-95-000016).

(3) Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 27 to the Registration Statement with the SEC on March 5, 1999 (accession number 0000276776-99-000007).

(4) Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 30 to the Registration Statement with the SEC on September 28, 2000 (Accession number 0000276776-00-000010).

(5) Incorporated by reference from the exhibit filed with the Registration Statement on Form N-14 with the SEC on July 3, 2001 (Accession Number 0000276776-01-500004).

(6) Filed herewith.

Item 17. Undertakings

(1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Exchange Act of 1934, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                   SIGNATURES


     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Boston, and the Commonwealth of Massachusetts on the 14th day of August 2001.

                                             PIONEER BOND FUND



                                        By:  /s/ David D. Tripple
                                             David D. Tripple
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave *                 Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
                                                                  )
Richard H. Egdahl*                                                )
Richard H. Egdahl                                                 )
                                                                  )
                                                                  )
Margaret BW Graham*                                               )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
/s/ David D. Tripple                                              )
David D. Tripple                                                  )
                                                                  )
                                                                  )
Stephen K. West*                                                  )
Stephen K. West                                                   )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ David D. Tripple                Dated: August 14, 2001 )
         David D. Tripple
         Attorney-in-fact

                                  Exhibit Index


Exhibit
Number                     Document Title

4.      Agreement and Plan of Reorganization between
        Pioneer Bond Fund and Pioneer Limited Maturity Bond
        Fund

12. Opinion of Counsel (supporting tax matters in the Prospectus)

14.     Consent of Independent Public Accountants

16.     Powers of Attorney